UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5387
                                   --------

                       FRANKLIN MUTUAL SERIES FUND INC.
                      -------------------------------------
              (Exact name of registrant as specified in charter)

             51 John F. Kennedy Parkway, Short Hills, NJ 07078-2702
           ----------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (201) 912-2100
                                                          ---------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                                   JUNE 30, 2003

[PHOTO OMITTED]

SEMIANNUAL REPORT AND SHAREHOLDER LETTER            |            VALUE

 MUTUAL BEACON FUND

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                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

       FRANKLIN          o       TEMPLETON     o         MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE
Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION
Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST
Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.


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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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Not part of the semiannual report

Contents

SHAREHOLDER LETTER ................  1

SEMIANNUAL REPORT
Mutual Beacon Fund ................  3
Performance Summary ...............  9
Financial Highlights &
Statement of Investments .......... 12
Financial Statements .............. 27
Notes to Financial Statements ..... 31

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Shareholder Letter

Dear Shareholder:
We are pleased to bring you the enclosed Mutual Beacon Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. Toward period-end, with major combat over, attention returned to the U.S. economy. Economic data suggested improved global business and consumer confidence and benign inflation. Although financial markets experienced significant volatility, many equity markets rallied and showed gains during the reporting period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our

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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                           Not part of the semiannual report | 1

[SIDEBAR]
A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.




assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual Beacon Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
David J. Winters, CFA

Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC


THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



2 | Not part of the semiannual report

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund may also invest in foreign securities.


We are pleased to bring you Mutual Beacon Fund's semiannual report for the period ended June 30, 2003. Mutual Beacon Fund - Class Z posted a 10.74% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 9. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Lipper Multi-Cap Value Funds Average, returned 11.75% and 12.33% during the same period. 1

Financial markets experienced significant volatility during the first half of 2003, as most major equity indexes declined from January through early March amid growing fears about impending war in Iraq. The rift within Europe between those countries supporting the Anglo-American coalition and those opposing it exacerbated already dimmed sentiment among many investors around the world. After the war concluded quickly and successfully, a rally ensued from mid-March through period-end, further supported by the promise of fiscal stimulus, which included a sizable tax-cut package, and monetary stimulus in the form of declining interest rates. During the reporting period, short-term and long-term U.S. Treasury interest rates reached multi-decade lows, while a weak U.S. economy and low interest rates led to further declines in the U.S. dollar versus other major currencies, particularly the euro. We generally hedge our currency exposures to mitigate currency risk and focus instead on business fundamentals, which we believe is important in driving long-term returns. Although we had partially removed our hedge versus the euro and other selected currencies, our remaining currency hedges proved a headwind for Fund performance.

As always, we encourage our shareholders to evaluate the Fund's performance primarily over longer time frames. Our distinctive, three-pronged investment style,




1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/03, the Lipper Multi-Cap Value Funds Average comprised 522 mutual funds for the six-month period and 333 funds for the three-year period. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.



                                                           Semiannual Report | 3

[SIDEBAR]
AVERAGE ANNUAL TOTAL RETURN 2

------------------------------
  CLASS Z           6/30/03
------------------------------
  1-Year              1.47%
------------------------------
  5-Year              5.32%
------------------------------
  10-Year            12.07%
------------------------------



3-Year Total Return Comparison 3
7/1/00-6/30/03

[BAR CHART OMITTED]

Mutual Beacon Fund-Class Z               15.90%
S&P 500 Index                           -29.96%
Lipper Multi-Cap Value Funds Average      2.42%



which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage, is designed to provide our shareholders with superior risk-adjusted results over time. As one might expect, the Fund's Class Z shares outperformed the benchmarks during the market downdraft in early 2003 and underperformed during the rally, resulting in overall underperformance for the six months under review. Perhaps more important, however, during the difficult investment climate of the past three years, Mutual Beacon Fund - Class Z provided a 15.90% cumulative total return, as shown in the chart to the left.3 Although this three-year total return might appear modest, it stands in stark contrast to the S&P 500's -29.96% and Lipper Multi-Cap Value Funds Average's 2.42% total returns over the same period. 1

At Mutual Series, we believe successful investing is as much about avoiding risk and containing losses, thereby protecting shareholder capital, as it is about achieving profits. Our long-term performance, and even our shorter-term performance during the recent market rally, was achieved while seeking to reduce risk as we held material cash balances. As part of our investment style, we are willing to invest a significant portion of the Fund's assets in cash equivalents, while we patiently search for investment opportunities that meet our strict investment criteria. During the first half of 2003, the Fund generally held approximately 16.2% of its total net assets in cash or cash equivalents and ended the period with 18.8% invested in cash or cash equivalents.

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. During the six months under review, securities representing our three investment styles contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, driven by broad-based improvement in distressed and high yield markets. Notable performers included several telecommunications and utility and merchant power generation companies. Specific telecommunications positions that contributed positively to our distressed portfolio results included cable companies NTL and Telewest, both in the U.K., and Adelphia Communications, a U.S. company. In the power sector, Calpine, as well as PG&E Corp. and its utility subsidiary, Pacific Gas & Electric, also contributed to the Fund's performance. During 2002 and early 2003,



2. Average annual total return represents the average annual change in value of an investment over the periods shown. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Sources: Standard & Poor's Micropal; Lipper Inc. For descriptions of the S&P 500 and Lipper Multi-Cap Value Funds Average, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.



4 | Semiannual Report
we attempted to take advantage of the market's severe and apparently indiscriminate devaluation of these industries. We identified what we believed were companies possessing high-quality assets and favorable business prospects relative to the valuation at which we invested in them by purchasing deeply discounted debt. In several of our distressed investments, we became actively involved in the restructuring process to try to maximize the Fund's ultimate investment return. During the reporting period, the Fund had a high allocation of distressed securities relative to its historical exposure, representing 15.23% of total net assets at period-end.

Within our equity holdings, contributors to Fund performance were International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care and other "legacy" liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains, a well-capitalized, Bermuda-based property and casualty (P&C) insurer, benefited from a strong pricing environment, solid returns from its high-quality investment portfolio and a well-executed turnaround at OneBeacon Insurance Group, the company's largest operating subsidiary. We believe White Mountains is led by a strong management team, who employ disciplined operating principles and has generated solid returns for shareholders.

Gradual improvement in the underlying media environment largely drove Liberty Media's relatively strong performance. Notwithstanding a slowdown in March and April during the Iraq conflict, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. These factors supported gains in share prices of some of Liberty's largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed positively to financial performance for Liberty's private assets, most notably Discovery Communications. In addition to appreciation of its public and private assets, the discount at which Liberty traded to its underlying assets narrowed during the reporting period.

Cendant, an owner and franchiser of primarily travel and real estate-related businesses, began 2003 trading at what we considered depressed valuations due to concerns surrounding the impact the weak economy and war in Iraq might have on its travel-related businesses. As the period progressed, investors seemed to take comfort that strength in Cendant's real estate business was likely to continue. After the war in Iraq concluded, the company's travel business began to rebound. As the



[SIDEBAR]
GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS AS OF 6/30/03

[BAR CHART OMITTED]
U.S.                       45.4%
U.K.                        8.2%
CANADA                      4.8%
FRANCE                      4.4%
NETHERLANDS                 2.6%
SPAIN                       2.5%
SWITZERLAND                 1.6%
JAPAN                       1.3%
IRISH REPUBLIC              1.2%
NORWAY                      1.2%
GERMANY                     1.1%
SOUTH AFRICA                1.1%
OTHER COUNTRIES             2.5%
GOVERNMENT AGENCIES        21.2%
OTHER NET ASSETS            0.9%


                                                           Semiannual Report | 5

[SIDEBAR]
TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/03

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
Insurance                        9.7%
--------------------------------------
Media                            8.0%
--------------------------------------
Tobacco                          5.8%
--------------------------------------
Metals & Mining                  4.5%
--------------------------------------
Food Products                    3.9%
--------------------------------------
Diversified Financial Services   2.9%
--------------------------------------
Beverages                        2.7%
--------------------------------------
Commercial Banks                 2.7%
--------------------------------------
Real Estate                      2.7%
--------------------------------------
Thrifts & Mortgage Finance       2.5%
--------------------------------------



domestic equity markets rallied and Cendant's business prospects improved, the stock was revalued to a level we believed more appropriately reflected its strong competitive position and substantial free cash flow generation.

Unfortunately, not all of our positions gained in value during the period under review. Carlsberg shares declined after the company reported a loss for first quarter 2003 as beer sales in Russia and eastern Europe unexpectedly fell. Akzo Nobel, a Dutch chemicals and pharmaceuticals company, was hurt by several factors, including generic competition for one of its lead drugs, a weaker U.S. dollar and lower pension fund asset values.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund's portfolio. For example, we sold our position in Allied Domecq and purchased shares of Diageo, another spirits company, at approximately the same valuation. Diageo is the world's leading spirits company, enjoying enviable industry market share. Its well-known brands include Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey's. Diageo refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to using the proceeds from its asset sales to grow its core business profitably and return excess cash to shareholders through dividends and a significant share buyback program. We took a similar approach with other Fund holdings and continued to focus on buying solid businesses at significant discounts to our estimates of intrinsic worth.

During the period under review, we initiated a position in Hartford Financial Services Group. Hartford is one of the leading U.S. insurance companies, offering P&C and life insurance products to companies and individuals. During the period, Hartford raised additional capital by issuing stock to shore up its balance sheet, maintain its financial strength ratings and boost its overall reserves for asbestos liabilities. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings per share; although at a premium to estimated book value. We believe this is an attractive valuation for one of the industry's leading and best-managed U.S. insurance companies.



6 | Semiannual Report

[SIDEBAR]
TOP 10 HOLDINGS
6/30/03

--------------------------------------------
COMPANY                           % OF TOTAL
SECTOR/INDUSTRY, COUNTRY          NET ASSETS
--------------------------------------------
White Mountains Insurance Group Inc.   3.4%
         INSURANCE, U.S.
Berkshire Hathaway Inc, A & B          2.6%
         INSURANCE, U.S.
Altadis SA                             2.1%
         TOBACCO, SPAIN
International Steel Group, B           2.0%
         METALS & MINING, U.S.
Washington Post Co., B                 1.9%
         MEDIA, U.S.
Liberty Media Corp., A                 1.7%
         MEDIA, U.S.
British American Tobacco PLC, ADR      1.6%
         TOBACCO, U.K.
Manitoba Telecom Services Inc.         1.2%
         COMMUNICATIONS EQUIPMENT, CANADA
Groupe Danone                          1.1%
         FOOD PRODUCTS, FRANCE
E.W. Scripps Co., A                    1.1%
         MEDIA, U.S.



Another purchase during the six months under review was UnionBanCal, a California-based bank, which we purchased at a substantial discount to our estimate of its intrinsic value. The company, which boasts one of the highest concentrations of non-interest bearing deposit bases in the country, is led by what we believe is an exceptional management team that is poised to generate improving returns over the next several years. The company's shares were undervalued given our assessment of the quality of the assets and potential for value creation in the future.

We review Fund holdings by reexamining business fundamentals and valuations, opting to sell positions that have reached our estimate of full value or where fundamentals have deteriorated and we believe the security's value may decline. During the period, we liquidated our position in Burlington Resources, an oil company, after shares rose to levels we believe reflected fair value. We had purchased the stock at a substantial discount to our estimate of the company's true value, and when the stock traded nearer to that estimate following higher first quarter production, we used share price strength to exit the position. Another position we liquidated during the period under review was PPL Corp., a Pennsylvania electric and gas utility. We believed the shares were undervalued when we purchased them in 2002 because the market's concerns about high levels of debt at many utility companies compressed valuations of most companies in the industry. With the majority of PPL's power generation tied up in long-term contracts, we believed the potential risks to the company's operating performance seemed overstated. As the market's perception of these risks waned in recent months, PPL's shares rose; therefore, we liquidated the position at a profit.

Although no one can predict where the market will go next, we seek out opportunities where we believe downside risk is limited and upside potential is substantial over the long term. We continue to troll the distressed debt markets for additional opportunities. Although merger and acquisition activity has picked up somewhat, we did not find as many attractive opportunities in the arbitrage arena as we have in the past, but we remain alert for opportunities that can earn attractive low-risk returns for the Fund. We continue to do in-depth, detailed work to uncover compelling special situations. As always, we stay true to our time-tested, three-pronged



                                                           Semiannual Report | 7
approach, seeking to generate attractive risk-adjusted returns over time. We appreciate your participation in Mutual Beacon Fund and welcome your comments, questions and suggestions, either by regular mail or email at mutualseries@frk.com.


[PHOTO OMITTED]
DAVID J. WINTERS

/S/SIGNATURE
David J. Winters, CFA


[PHOTO OMITTED]
Matthew T. Haynes

/S/SIGNATURE
Matthew T. Haynes, CFA

Co-Portfolio Managers

Mutual Beacon Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




8 | Semiannual Report

Performance Summary as of 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE           6/30/03         12/31/02
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.12            $12.43           $11.31
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0947
---------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE           6/30/03         12/31/02
---------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                                   +$1.11            $12.38           $11.27
Distributions (1/1/03-6/30/03)
Dividend Income                         $0.0914
---------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE           6/30/03         12/31/02
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.05            $12.12           $11.07
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0856
---------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE           6/30/03         12/31/02
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.07            $12.28           $11.21
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0849





       Semiannual Report|Past performance does not guarantee future results. | 9

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
CLASS Z                                 6-MONTH         1-YEAR           5-YEAR              10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.74%          1.47%           29.57%              212.66%
Average Annual Total Return 3            10.74%          1.47%            5.32%               12.07%
Value of $10,000 Investment 4           $11,074        $10,147          $12,957              $31,266
-----------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH         1-YEAR           5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.66%          1.17%           27.41%               83.07%
Average Annual Total Return 3             4.28%         -4.64%            3.72%                8.50%
Value of $10,000 Investment 4           $10,428         $9,536          $12,006              $17,221
-----------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR           3-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.26%          0.51%           12.50%               33.20%
Average Annual Total Return 3             6.26%         -3.46%            3.15%                6.26%
Value of $10,000 Investment 4           $10,626         $9,654          $10,974              $13,135
-----------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH         1-YEAR           5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.30%          0.49%           23.35%               75.37%
Average Annual Total Return 3             8.24%         -1.45%            4.07%                8.60%
Value of $10,000 Investment 4           $10,824         $9,855          $12,209              $17,327



ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




10 |Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).




      Semiannual Report|Past performance does not guarantee future results. | 11

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                 ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)         2002         2001       2000        1999        1998
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $11.31     $13.05       $13.38     $13.84      $13.12      $14.12
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .12        .23          .21        .22         .22         .33
 Net realized and unrealized gains (losses) .......           1.10      (1.66)         .60       1.62        1.95        (.01)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           1.22      (1.43)         .81       1.84        2.17         .32
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.09)      (.20)        (.20)      (.44)       (.27)       (.45)
 Net realized gains ...............................             --       (.11)        (.94)     (1.86)      (1.18)       (.87)
                                                     --------------------------------------------------------------------------
Total distributions ...............................           (.09)      (.31)       (1.14)     (2.30)      (1.45)      (1.32)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................         $12.44     $11.31       $13.05     $13.38      $13.84      $13.12
                                                     --------------------------------------------------------------------------

Total return b ....................................          10.74%    (11.05)%       6.11%     14.33%      16.79%       2.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................     $2,743,867 $2,572,002   $3,090,827 $3,041,905  $3,217,509  $4,030,517
Ratios to average net assets:*
 Expenses c .......................................            .88%d      .80%         .79%       .81%        .79%        .78%
 Expenses excluding waiver and
payments by affiliate c ...........................            .88%d      .80%         .79%       .83%        .83%        .81%
 Net investment income ............................           2.17%d     1.88%        1.47%      1.55%       1.52%       2.28%
Portfolio turnover rate ...........................          25.05%     52.27%       55.25%     62.11%      67.61%      65.27%
*Ratios to average net assets, excluding dividend
expense on securities sold short:
Expenses ..........................................            .84%d      .79%         .78%       .78%        .78%        .76%
Expenses, excluding waiver and
payments by affiliate .............................            .84%d      .79%         .78%       .80%        .82%        .79%





a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.




12 | Semiannual Report

Mutual Beacon Fund

                                                 ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)        2002         2001       2000        1999        1998
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $11.27     $13.01       $13.34     $13.81      $13.09      $14.09
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .10        .19          .16        .17         .17         .27
 Net realized and unrealized gains (losses) .......           1.10      (1.66)         .60       1.61        1.95          --
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           1.20      (1.47)         .76       1.78        2.12         .27
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.09)      (.16)        (.15)      (.39)       (.21)       (.40)
 Net realized gains ...............................             --       (.11)        (.94)     (1.86)      (1.19)       (.87)
                                                     --------------------------------------------------------------------------
Total distributions ...............................           (.09)      (.27)       (1.09)     (2.25)      (1.40)      (1.27)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................         $12.38     $11.27       $13.01     $13.34      $13.81      $13.09
                                                     --------------------------------------------------------------------------

Total return b ....................................          10.66%    (11.41)%       5.78%     13.89%      16.40%       2.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................     $1,072,409   $918,983     $977,558   $757,323    $760,769    $947,444
Ratios to average net assets:*
 Expenses c .......................................           1.23%d     1.15%        1.14%      1.16%       1.14%       1.13%
 Expenses excluding waiver and
payments by affiliate c ...........................           1.23%d     1.15%        1.14%      1.18%       1.18%       1.16%
 Net investment income ............................           1.82%d     1.53%        1.12%      1.20%       1.18%       1.89%
Portfolio turnover rate ...........................          25.05%     52.27%       55.25%     62.11%      67.61%      65.27%
*Ratios to average net assets, excluding dividend
expense on securities sold short:
Expenses ..........................................           1.19%d     1.14%        1.13%      1.13%       1.13%       1.11%
Expenses, excluding waiver and
payments by affiliate .............................           1.19%d     1.14%        1.13%      1.15%       1.17%       1.14%





a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.



                                                          Semiannual Report | 13

Mutual Beacon Fund

                                                              -----------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                JUNE 30, 2003              YEAR ENDED DECEMBER 31,
CLASS B                                                           (UNAUDITED)         2002       2001        2000        1999 D
                                                              -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................           $11.07       $12.80     $13.18      $13.69      $13.09
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment income a ...................................              .07          .11        .06          --         .05
 Net realized and unrealized gains (losses) ................             1.08        (1.63)       .60        1.67        1.93
                                                              -----------------------------------------------------------------
Total from investment operations ...........................             1.15        (1.52)       .66        1.67        1.98
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................             (.09)        (.10)      (.10)       (.32)       (.19)
 Net realized gains ........................................               --         (.11)      (.94)      (1.86)      (1.19)
                                                              -----------------------------------------------------------------
Total distributions ........................................             (.09)        (.21)     (1.04)      (2.18)      (1.38)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................           $12.13       $11.07     $12.80      $13.18      $13.69
                                                              -----------------------------------------------------------------

Total return b .............................................            10.26%      (11.96)%     5.12%      13.19%      15.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................         $121,661     $100,405    $64,512     $18,376      $8,956
Ratios to average net assets:*
 Expenses c ................................................             1.88%e       1.80%      1.79%       1.81%       1.79%
 Expenses excluding waiver and payments by affiliate c .....             1.88%e       1.80%      1.79%       1.83%       1.84%
 Net investment income .....................................             1.17%e        .88%       .44%        .58%        .37%
Portfolio turnover rate ....................................            25.05%       52.27%     55.25%      62.11%      67.61%
*Ratios to average net assets, excluding dividend
expense on securities sold short:
Expenses ...................................................             1.84%e       1.79%      1.78%       1.78%       1.78%
Expenses, excluding waiver and payments by affiliate .......             1.84%e       1.79%      1.78%       1.80%       1.83%





a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Effective date of Class B shares was January 1, 1999.

e Annualized.




14 | Semiannual Report

Mutual Beacon Fund

                                                 ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)         2002         2001       2000        1999        1998
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $11.22      $12.94       $13.28     $13.75      $13.04      $14.04
                                                    ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .07         .11          .07        .08         .07         .18
 Net realized and unrealized gains (losses) .......          1.09       (1.64)         .60       1.61        1.94         .01
                                                    ---------------------------------------------------------------------------
Total from investment operations ..................          1.16       (1.53)         .67       1.69        2.01         .19
                                                    ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................          (.09)       (.08)        (.07)      (.30)       (.12)       (.32)
 Net realized gains ...............................            --        (.11)        (.94)     (1.86)      (1.18)       (.87)
                                                    ---------------------------------------------------------------------------
Total distributions ...............................          (.09)       (.19)       (1.01)     (2.16)      (1.30)      (1.19)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ....................        $12.29      $11.22       $12.94     $13.28      $13.75      $13.04
                                                    ---------------------------------------------------------------------------
Total return b ....................................         10.30%     (11.99)%       5.06%     13.21%      15.65%       1.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $486,071    $443,683     $482,080   $419,481    $459,807    $500,404
Ratios to average net assets:*
 Expenses c .......................................          1.88%d      1.79%        1.78%      1.80%       1.78%       1.78%
 Expenses excluding waiver and
payments by affiliate c ...........................          1.88%d      1.79%        1.78%      1.82%       1.83%       1.81%
 Net investment income ............................          1.17%d       .89%         .48%       .56%        .52%       1.24%
Portfolio turnover rate ...........................         25.05%      52.27%       55.25%     62.11%      67.61%      65.27%
*Ratios to average net assets, excluding dividend
expense on securities sold short:
Expenses ..........................................          1.84%d      1.78%        1.77%      1.77%       1.77%       1.76%
Expenses, excluding waiver and
payments by affiliate .............................          1.84%d      1.78%        1.77%      1.79%       1.82%       1.79%





a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.



                     Semiannual Report | See notes to financial statements. | 15

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 66.8%
      AEROSPACE & DEFENSE 1.0%
      Northrop Grumman Corp. ......................................     United States        353,800      $    30,529,402
      Zodiac SA ...................................................        France            600,600           14,649,285
                                                                                                           ---------------
                                                                                                               45,178,687
                                                                                                           ---------------
      BEVERAGES 2.7%
      Brown-Forman Corp., A .......................................     United States        154,130           12,407,465
      Brown-Forman Corp., B .......................................     United States        181,309           14,254,514
      Carlsberg AS, B .............................................        Denmark         1,130,670           40,455,341
      Diageo PLC ..................................................    United Kingdom      1,189,100           12,695,297
      Heineken Holding NV, A ......................................      Netherlands       1,344,211           38,652,569
      Pepsi Bottling Group Inc. ...................................     United States        105,600            2,114,112
                                                                                                           ---------------
                                                                                                              120,579,298
                                                                                                           ---------------
      BIOTECHNOLOGY .2%
   a  Ribapharm Inc. ..............................................     United States      1,426,900            9,203,505
                                                                                                           ---------------
      CAPITAL MARKETS .4%
      Bear Stearns Cos. Inc. ......................................     United States        222,902           16,142,563
                                                                                                           ---------------
      CHEMICALS 1.9%
      Agrium Inc. .................................................        Canada            903,700            9,904,552
      Agrium Inc., fgn. ...........................................        Canada            744,200            8,078,712
      Akzo Nobel NV ...............................................      Netherlands       1,216,545           32,243,381
      Solvay SA ...................................................        Belgium           468,926           32,309,643
      Syngenta AG .................................................      Switzerland          15,200              761,935
                                                                                                           ---------------
                                                                                                               83,298,223
                                                                                                           ---------------
      COMMERCIAL BANKS 2.7%
      Bank of America Corp. .......................................     United States        133,700           10,566,311
      Bank of Ireland .............................................    Irish Republic      2,506,949           30,372,081
      Fleet Boston Financial Corp. ................................     United States        456,080           13,550,137
      Gjensidige NOR ASA ..........................................        Norway            452,750           15,837,218
      KeyCorp .....................................................     United States        164,300            4,151,861
a,b,c Nippon Investment LLC .......................................         Japan         10,862,000           19,117,120
      Unionbancal Corp. ...........................................     United States        646,900           26,762,253
                                                                                                           ---------------
                                                                                                              120,356,981
                                                                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES 1.1%
   a  Alderwoods Group Inc. .......................................     United States        634,298            3,463,267
   a  Cendant Corp. ...............................................     United States      1,601,743           29,343,932
   a  Veridian Corp. ..............................................     United States         49,800            1,737,522
      Waste Management Inc. .......................................     United States        512,596           12,348,438
                                                                                                           ---------------
                                                                                                               46,893,159
                                                                                                           ---------------
      COMMUNICATIONS EQUIPMENT 1.3%
      Manitoba Telecom Services Inc. ..............................        Canada          1,744,000           51,007,588
   a  Marconi Corp. ...............................................    United Kingdom      6,509,914            6,606,487
                                                                                                           ---------------
                                                                                                               57,614,075
                                                                                                           ---------------
      COMPUTERS & PERIPHERALS
   a  DecisionOne Corp. ...........................................     United States        278,121              556,242
                                                                                                           ---------------




16 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      CONSTRUCTION & ENGINEERING .9%
      Grupo Dragados SA ...........................................         Spain            865,717      $    17,427,474
      Vinci SA ....................................................        France            334,854           23,283,391
                                                                                                           ---------------
                                                                                                               40,710,865
                                                                                                           ---------------
      CONSTRUCTION MATERIALS .3%
      RMC Group PLC ...............................................    United Kingdom      1,935,902           14,750,627
                                                                                                           ---------------
      DIVERSIFIED FINANCIAL SERVICES 2.9%
      Brascan Corp., A ............................................        Canada          1,926,000           47,131,187
      Irish Life & Permanent PLC ..................................    Irish Republic      2,265,819           24,583,356
 a,b  Leucadia National Corp. .....................................     United States        865,040           30,504,770
   a  Luminent Mortgage Capital Inc. ..............................     United States        269,697            4,072,425
      Pargesa Holdings SA .........................................      Switzerland           9,656           19,681,973
      Principal Financial Group ...................................     United States        112,100            3,615,225
                                                                                                           ---------------
                                                                                                              129,588,936
                                                                                                            ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES .5%
      BCE Inc. ....................................................        Canada            651,700           14,897,370
   a  XO Communications Inc. ......................................     United States      1,600,870            5,803,154
                                                                                                           ---------------
                                                                                                               20,700,524
                                                                                                           ---------------
      ELECTRIC UTILITIES .8%
      E.ON AG .....................................................        Germany           509,780           26,138,511
   a  PG & E Corp. ................................................     United States        396,325            8,382,274
 a,b  PG & E Corp., wts., 9/02/06 .................................     United States         15,572              296,273
   a  Reliant Resources Inc. ......................................     United States        193,200            1,184,316
                                                                                                           ---------------
                                                                                                               36,001,374
                                                                                                           ---------------
      FOOD & STAPLES RETAILING .9%
   a  Kroger Co. ..................................................     United States      1,869,940           31,190,599
   a  Safeway Inc. ................................................     United States        409,600            8,380,416
                                                                                                           ---------------
                                                                                                               39,571,015
                                                                                                           ---------------
      FOOD PRODUCTS 4.2%
      Cadbury Schweppes PLC .......................................    United Kingdom      4,497,511           26,569,016
      CSM NV ......................................................      Netherlands         632,207           13,931,917
      Farmer Brothers Co. .........................................     United States         93,236           31,634,042
      Groupe Danone ...............................................        France            354,500           49,054,616
      Hershey Foods Corp. .........................................     United States        118,700            8,268,642
      Nestle SA ...................................................      Switzerland         198,235           40,904,125
      Weetabix Ltd., A ............................................    United Kingdom        462,733           17,753,077
                                                                                                           ---------------
                                                                                                              188,115,435
                                                                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES .1%
   a  Centerpulse Ltd. ............................................      Switzerland          14,700            3,955,668
                                                                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES 1.1%
   a  Anthem Inc. .................................................     United States         51,300            3,957,795
      CIGNA Corp. .................................................     United States        201,205            9,444,563
   a  Genesis Health Ventures Inc. ................................     United States        284,221            5,016,501
      HCA Inc. ....................................................     United States        341,900           10,954,476




                                                          Semiannual Report | 17

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      HEALTH CARE PROVIDERS & SERVICES (CONT.)
a,c,d Kindred Healthcare Inc. .....................................     United States        682,285       $   11,563,366
a,c,d Kindred Healthcare Inc., wts., Series A, 4/20/06 ............     United States        121,432              346,081
a,c,d Kindred Healthcare Inc., wts., Series B, 4/20/06 ............     United States        303,580              709,467
   a  Rotech Healthcare Inc. ......................................     United States        214,860            4,705,434
   a  Wellpoint Health Networks Inc. ..............................     United States            628               52,940
                                                                                                           ---------------
                                                                                                               46,750,623
                                                                                                           ---------------
      HOTELS RESTAURANTS & LEISURE .3%
   a  Park Place Entertainment Corp. ..............................     United States      1,517,300           13,792,257
                                                                                                           ---------------
      INDUSTRIAL CONGLOMERATES .8%
      Orkla ASA ...................................................        Norway          2,066,250           35,780,956
                                                                                                           ---------------
      INSURANCE 9.7%
   a  Alleghany Corp. .............................................     United States        156,697           29,929,127
   a  Berkshire Hathaway Inc., A ..................................     United States            741           53,722,500
   a  Berkshire Hathaway Inc., B ..................................     United States         24,750           60,142,500
      Hartford Financial Services Group Inc. ......................     United States        478,800           24,112,368
 a,b  Montpelier Re Holdings Ltd. .................................        Bermuda           320,100            9,609,402
      Old Republic International Corp. ............................     United States      1,103,430           37,814,546
 a,b  Olympus Re Holdings Ltd. ....................................        Bermuda           106,700           14,439,711
      Prudential Financial Inc. ...................................     United States        722,500           24,312,125
      Travelers Property Casualty Corp., A ........................     United States      1,654,700           26,309,730
      White Mountains Insurance Group Inc. ........................     United States        148,918           58,822,610
   b  White Mountains Insurance Group Inc. ........................     United States        239,203           89,760,926
                                                                                                           ---------------
                                                                                                              428,975,545
                                                                                                           ---------------
      IT SERVICES .1%
   a  Comdisco Contingent Equity Distribution .....................     United States     54,914,113              203,182
   a  Concord EFS Inc. ............................................     United States        239,100            3,519,552
                                                                                                           ---------------
                                                                                                                3,722,734
                                                                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS .4%
      Nintendo Co. Ltd. ...........................................         Japan            252,300           18,343,360
                                                                                                           ---------------
      MACHINERY 1.0%
   a  Joy Global Inc. .............................................     United States        913,856           13,497,653
   b  Lancer Industries Inc., B ...................................     United States                             245,476
   a  Mueller Industries Inc. .....................................     United States      1,125,835           30,521,387
                                                                                                           ---------------
                                                                                                               44,264,516
                                                                                                           ---------------
      MARINE .3%
      Alexander & Baldwin Inc. ....................................     United States        481,100           12,763,583
                                                                                                           ---------------
      MEDIA 8.1%
      Dow Jones & Co. Inc. ........................................     United States        191,200            8,227,336
      E.W. Scripps Co., A .........................................     United States        549,525           48,753,858
   a  Fox Entertainment Group Inc., A .............................     United States        466,810           13,434,792
   a  Hispanic Broadcasting Corp., A ..............................     United States         56,700            1,443,015
      Lagardere SCA ...............................................        France            974,247           42,345,918
   a  Liberty Media Corp., A ......................................     United States      6,493,860           75,069,021
      McGraw-Hill Cos. Inc. .......................................     United States         81,000            5,022,000
      Meredith Corp. ..............................................     United States        570,410           25,098,040


18 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      MEDIA (CONT.)
   a  NTL Europe Inc. .............................................        France            281,656       $        2,816
 a,b  NTL Inc. ....................................................     United States        736,122           25,116,483
      NV Holdingsmig de Telegraaf .................................      Netherlands       1,116,761           17,954,151
      Omnicom Group Inc. ..........................................     United States        127,900            9,170,430
   a  TVMAX Holdings Inc. .........................................     United States         74,205              157,686
      Washington Post Co., B ......................................     United States        116,522           85,398,974
                                                                                                           ---------------
                                                                                                              357,194,520
                                                                                                           ---------------
      METALS & MINING 4.5%
      Anglo American PLC ..........................................    United Kingdom      1,707,083           26,056,530
      Anglo American PLC, ADR .....................................    United Kingdom          1,200               18,432
      Barrick Gold Corp. ..........................................        Canada            598,800           10,718,520
      Fording Canadian Coal Trust .................................        Canada             50,193              901,350
      Gencor Ltd. .................................................     South Africa       2,051,143               30,044
   a  Glamis Gold Ltd. ............................................        Canada            242,700            2,727,528
      Impala Platinum Holdings Ltd. ...............................     South Africa         809,948           48,100,773
 a,b  International Steel Group ...................................     United States            895           82,787,500
 a,b  International Steel Group, B ................................     United States             65            6,012,500
      Newmont Mining Corp. ........................................     United States        487,300           15,817,758
   a  Wheaton River Minerals Ltd. .................................        Canada          3,411,326            4,268,080
   a  Wheaton River Minerals Ltd., wts., 5/30/07 ..................        Canada            930,257              424,478
                                                                                                           ---------------
                                                                                                              197,863,493
                                                                                                           ---------------
      MULTI-UTILITIES .5%
      Suez SA .....................................................        France          1,323,846           21,070,619
                                                                                                           ---------------
      OIL & GAS 1.6%
      Amerada Hess Corp. ..........................................     United States         32,600            1,603,268
      BP PLC ......................................................    United Kingdom      2,690,300           18,656,435
      BP PLC, ADR .................................................    United Kingdom         26,100            1,096,722
      Conocophillips ..............................................     United States        269,371           14,761,531
 a,c  Southwest Royalties Inc., A .................................     United States         69,184            2,075,530
      Total SA, B .................................................        France            207,900           31,418,610
                                                                                                           ---------------
                                                                                                               69,612,096
                                                                                                           ---------------
      PAPER & FOREST PRODUCTS 1.2%
      Abitibi-Consolidated Inc. ...................................        Canada          4,564,570           28,890,746
      Meadwestvaco Corp. ..........................................     United States        925,114           22,850,316
                                                                                                           ---------------
                                                                                                               51,741,062
                                                                                                           ---------------
      PERSONAL PRODUCTS .2%
      Beiersdorf AG ...............................................        Germany            84,900           11,320,195
                                                                                                           ---------------
      PHARMACEUTICALS .9%
      Merck & Co. Inc. ............................................     United States        341,670           20,688,118
      Takeda Chemical Industries Ltd. .............................         Japan            560,580           20,681,819
                                                                                                           ---------------
                                                                                                               41,369,937
                                                                                                           ---------------
      REAL ESTATE 2.7%
   a  Alexander's Inc. ............................................     United States         46,300            3,865,587
      American Financial Realty Trust .............................     United States      1,657,100           24,707,361
      Canary Wharf Group PLC ......................................    United Kingdom     10,069,634           42,537,686


                                                          Semiannual Report | 19

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      REAL ESTATE (CONT.)
   a  HomeFed Corp. ...............................................     United States        269,405       $      740,864
      iStar Financial Inc. ........................................     United States        469,000           17,118,500
 a,b  Security Capital European Realty ............................      Luxembourg          188,765            1,396,861
      St. Joe Co. .................................................     United States        400,698           12,501,777
      Ventas Inc. .................................................     United States      1,009,500           15,293,925
                                                                                                           ---------------
                                                                                                              118,162,561
                                                                                                           ---------------
      ROAD & RAIL 1.8%
      Burlington Northern Santa Fe Corp. ..........................     United States        617,215           17,553,595
      Canadian National Railway Co. ...............................        Canada            463,445           22,197,609
      Florida East Coast Industries Inc., A .......................     United States      1,337,500           34,173,125
      Florida East Coast Industries Inc., B .......................     United States        220,336            5,486,366
                                                                                                           ---------------
                                                                                                               79,410,695
                                                                                                           ---------------
      SOFTWARE .2%
      J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03 ................     United States            647              122,930
   a  Peoplesoft Inc. .............................................     United States        422,500            7,431,775
      Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03 ....................     United States            154                8,470
                                                                                                           ---------------
                                                                                                                7,563,175
                                                                                                           ---------------
      THRIFTS & MORTGAGE FINANCE 2.5%
      Astoria Financial Corp. .....................................     United States      1,188,245           33,187,683
      Commercial Federal Corp. ....................................     United States        822,367           17,434,180
      Freddie Mac .................................................     United States        212,500           10,788,625
      First Niagara Financial Group Inc. ..........................     United States      1,738,936           24,275,547
      Greenpoint Financial Corp. ..................................     United States        251,318           12,802,139
      Hudson City Bancorp Inc. ....................................     United States        424,630           10,857,789
                                                                                                           ---------------
                                                                                                              109,345,963
                                                                                                           ---------------
      TOBACCO 5.8%
      Altadis SA ..................................................         Spain          3,686,149           94,480,823
      Altria Group Inc. ...........................................     United States        851,585           38,696,022
      British American Tobacco PLC ................................    United Kingdom      6,316,228           71,655,695
      British American Tobacco PLC, ADR ...........................    United Kingdom         40,400              916,272
      Imperial Tobacco Group PLC ..................................    United Kingdom      2,056,008           36,742,903
      Korea Tobacco & Ginseng Corp., GDR, 144A ....................      South Korea       1,579,000           13,074,120
                                                                                                           ---------------
                                                                                                              255,565,835
                                                                                                           ---------------
      TRANSPORTATION INFRASTRUCTURE .6%
   a  Laidlaw International Inc. ..................................     United States      1,405,492           11,665,583
      Peninsular & Oriental Steam Navigation Co. ..................    United Kingdom      4,381,288           16,989,863
                                                                                                           ---------------
                                                                                                               28,655,446
                                                                                                           ---------------
      WIRELESS TELECOMMUNICATION SERVICES .6%
   a  Spectrasite Inc. ............................................     United States        557,088           27,770,837
                                                                                                           ---------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $2,362,994,603)                                  2,954,257,185
                                                                                                           ---------------
      PREFERRED STOCKS .4%
      ELECTRIC UTILITIES
   a  Calpine Capital Trust, 5.75%, cvt. pfd. .....................     United States         35,600            1,530,800
                                                                                                           ---------------




20 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                                       SHARES/WARRANTS/
                                                                           COUNTRY         CONTRACTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
      PREFERRED STOCKS (CONT.)
      FOOD PRODUCTS .1%
      Unilever NV, pfd. ...........................................      Netherlands         296,207       $    1,802,801
                                                                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES
   a  Genesis Health Ventures Inc., PIK, 6.00%, cvt. pfd. .........     United States          3,302              279,019
                                                                                                           ---------------
      Household Products .3%
      Henkel KGAA, pfd. ...........................................        Germany           200,036           12,266,651
                                                                                                           ---------------
      MEDIA
   a  NTL Europe Inc., 10.00%, A, pfd. ............................     United States        123,963              247,926
                                                                                                           ---------------
      TOTAL PREFERRED STOCKS (COST $15,853,934)                                                                16,127,197
                                                                                                           ---------------

                                                                           COUNTRY    PRINCIPAL AMOUNT E         VALUE
--------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES 5.0%
      Alderwoods Group Inc., 12.25%, 1/02/09 ......................     United States   $  6,507,800      $     6,833,190
      Calpine Canada Energy Finance,
       8.50%, 5/01/08 .............................................        Canada         12,135,000            9,525,975
       8.375%, 10/15/08 ...........................................        Canada            220,000 EUR          184,426
      Calpine Corp.,
       7.875%, 4/01/08 ............................................     United States      2,934,000            2,259,180
       7.75%, 4/15/09 .............................................     United States      5,975,000            4,451,375
       8.625%, 8/15/10 ............................................     United States      6,650,000            5,020,750
       cvt., 4.00%, 12/26/06 ......................................     United States     17,625,000           15,950,625
       cvt., 144A, 4.00%, 12/26/06 ................................     United States      2,100,000            1,900,500
      Charter Communications Holdings LLC,
       8.625%, 4/01/09 ............................................     United States      2,060,000            1,493,500
       10.00%, 5/15/11 ............................................     United States      7,720,000            5,597,000
       senior disc. note, zero cpn., 1/15/06 ......................     United States      3,800,000            1,995,000
       zero cpn., 5/15/11 .........................................     United States      2,855,000            1,456,050
      Charter Communications Operating LLC, Bank Claim ............     United States     11,627,000           10,696,840
      DecisionOne Corp., Term Loan ................................     United States      8,979,784            7,543,019
      Eurotunnel Finance Ltd.,
       Equity Note, 12/31/03 ......................................    United Kingdom      4,044,633 GBP        2,169,116
      Participating Loan Note, 4/30/40 ............................    United Kingdom        858,000 GBP          431,825
      Eurotunnel PLC,
       12/31/18, Tier 2 ...........................................    United Kingdom      7,592,095 GBP        9,082,802
      12/31/25, Tier 3 ............................................    United Kingdom      8,372,985 GBP        8,566,279
      12/31/50, Resettable Advance R5 .............................    United Kingdom      3,371,731 GBP        2,392,443
      Stabilization Advance S8, Tier 1 ............................    United Kingdom      4,692,987 GBP        1,858,578
      Stabilization Advance S8, Tier 2 ............................    United Kingdom      4,084,999 GBP        1,584,091
      Eurotunnel SA,
       5.28%, 12/31/18, Tier 2 (Pibor) ............................        France            832,034 EUR          692,717
       5.28%, 12/31/25, Tier 3 (Pibor) ............................        France          1,048,320 EUR          746,383
       12/31/18, Tier 2 (Libor) ...................................        France          1,880,987 EUR        1,566,031
       12/31/25, Tier 3 (Libor) ...................................        France         11,353,301 EUR        8,083,332
       12/31/50, Resettable Advance R4 ............................        France            153,057 EUR           75,578
       Stabilization Advance S6, Tier 1 (Pibor) ...................        France            435,330 EUR          119,979
       Stabilization Advance S6, Tier 2 (Libor) ...................        France          1,257,070 EUR          339,238




                                                          Semiannual Report | 21

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                          COUNTRY       PRINCIPAL AMOUNT E      VALUE
--------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONT.)
       Stabilization Advance S7, Tier 1 (Pibor) ...................        France          1,768,329 EUR  $       487,361
      Level 3 Communications Inc.,
       Term Loan A ................................................     United States      2,899,600            2,682,130
       Term Loan C ................................................     United States        838,000              791,910
      Marconi Corp., 10.00%, 10/31/08 .............................    United Kingdom      3,272,599            3,338,051
      Marconi PLC, 8.00%, 4/30/08 .................................    United Kingdom      8,720,291            7,935,465
      Midwest Generation LLC, 8.56%, 1/02/16 ......................     United States      5,650,000            5,650,000
      Mirant Americas Generation Inc., 7.625%, 5/01/06 ............     United States      2,075,000            1,608,125
      Mirant Mid-Atlantic LLC,
       9.125%, 6/30/17 ............................................     United States        831,911              811,113
       10.06%, 12/30/28 ...........................................     United States      2,625,723            2,604,339
      NTL Inc, 19.00%, 1/09/10 ....................................     United States     21,996,000           21,886,020
      Providian Financial Corp., cvt., zero cpn., 2/15/21 .........     United States     17,565,000            7,684,687
      Qwest Capital Funding, 5.875%, 8/03/04 ......................     United States     10,990,000           10,577,875
      Qwest Services Corp., 13.50%, 12/15/10 ......................     United States     19,790,000           22,461,650
      Reliant Energy Inc., 9.237%, 7/02/17 ........................     United States        696,503              658,195
      Sepracor Inc., cvt., 5.00%, 2/15/07 .........................     United States      9,715,000            8,622,062
   c  Southwest Royalties Inc., 11.50%, 6/30/04 ...................     United States      4,612,000            4,612,000
      TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ...................     United States        224,279              224,279
   a  XO Communications Inc., 7/15/09 .............................     United States     10,325,305            9,963,919
                                                                                                           ---------------
      TOTAL CORPORATE BONDS & NOTES (COST $195,886,502) ...........                                           225,215,003
                                                                                                           ---------------
      BONDS & NOTES IN REORGANIZATION 6.3%
   a  Adelphia Communications Corp.,
       9.25%, 10/01/02 ............................................     United States      2,150,000            1,311,500
       8.125%, 7/15/03 ............................................     United States        825,000              515,625
       7.50%, 1/15/04 .............................................     United States      2,160,000            1,339,200
       10.50% 7/15/04 .............................................     United States      3,375,000            2,143,125
       10.25% 11/01/06 ............................................     United States      3,225,000            1,983,375
       8.375% 2/01/08 .............................................     United States      6,660,000            4,162,500
       7.75% 1/15/09 ..............................................     United States      5,790,000            3,618,750
       7.875% 5/01/09 .............................................     United States      2,310,000            1,409,100
       9.375% 11/15/09 ............................................     United States      1,655,000            1,067,475
       10.25%, 6/15/11 ............................................     United States      6,340,000            4,089,300
       cvt., 6.00% 2/15/06 ........................................     United States     28,830,000            5,189,400
       cvt., 3.25% 5/01/21 ........................................     United States      3,300,000              594,000
   a  Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 .........     United States        420,000               84,000
   a  Amerco,
       7.85%, 5/15/03 .............................................     United States        270,000              224,100
       8.03%, 9/18/06 .............................................     United States        490,000              411,600
       7.47%, 1/15/27 .............................................     United States      1,950,000            1,638,000
   a  Barings BV,
       1/22/01 ....................................................      Netherlands      25,350,000            8,872,500
       bank claim .................................................    United Kingdom        993,558 GBP        1,639,507
   a  Century Communications Corp.,
       9.50%, 3/01/05 .............................................     United States        425,000              276,250
       8.875%, 1/15/07 ............................................     United States        330,000              214,500
       8.375%, 12/15/07 ...........................................     United States        500,000              325,000
       zero cpn., 3/15/03 .........................................     United States      6,175,000            3,674,125




22 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                           COUNTRY       PRINCIPAL AMOUNT E     VALUE
--------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION (CONT.)
      COMMON STOCKS (CONT.)
   a  Dow Corning Corp.,
       9.50%, 8/10/95 .............................................     United States   $    350,000      $       686,000
       9.30%, 1/27/98 .............................................     United States      1,835,000            3,578,250
       8.55%, 3/01/01 .............................................     United States      1,100,000            1,958,000
       9.375%, 2/01/08 ............................................     United States        790,000            1,548,400
       8.15%, 10/15/29 ............................................     United States      7,050,000           12,337,500
       Bank Claim .................................................     United States      7,677,843           13,129,112
       Bank Debt ..................................................     United States      2,070,704            3,540,904
       Bank Debt #1 ...............................................     United States      2,850,000            4,873,500
   a  Frontier Corp., 7.25%, 5/15/04 ..............................     United States      1,300,000               94,250
   a  Global Crossing Holdings Ltd.,
       9.125%, 11/15/06 ...........................................     United States      7,220,000              342,950
       9.625%, 5/15/08 ............................................     United States      3,535,000              167,912
       9.50%, 11/15/09 ............................................     United States      5,870,000              278,825
       Bank Claim .................................................     United States      5,068,100            1,127,652
       Revolver ...................................................     United States     25,633,202            5,703,387
       Term Loan ..................................................     United States     10,910,000            2,427,475
   a  Global Crossing Ltd., 6.00%, 10/15/03 .......................     United States      1,200,000               87,000
   a  Harnischfeger Industries Inc.,
       8.90%, 3/01/22 .............................................     United States      3,775,000               23,782
       8.70%, 6/15/22 .............................................     United States      3,460,000               22,144
       7.25%, 12/15/25 ............................................     United States      5,165,000               33,056
       6.875%, 2/15/27 ............................................     United States      4,430,000               27,909
       Stipulated Bank Claim ......................................     United States      5,708,150               35,391
      Healthsouth Corp.,
       8.50%, 2/01/08 .............................................     United States      6,445,000            5,091,550
       7.00%, 6/15/08 .............................................     United States      3,470,000            2,741,300
       8.375%, 10/01/11 ...........................................     United States      2,075,000            1,639,250
       7.625%, 6/01/12 ............................................     United States     16,764,000           13,075,920
   a  Metromedia Fiber Network Inc.,
       14.00%, 3/15/07 ............................................     United States     23,101,000            9,933,430
       10.00%, 11/15/08 ...........................................     United States     15,410,000              924,600
       senior note, 10.00%, 12/15/09 ..............................     United States     15,751,000              945,060
       senior note, 10.00%, 12/15/09 ..............................     United States      7,240,000 EUR          415,705
   a  NRG Energy Inc.,
       7.625%, 2/01/06 ............................................     United States      5,570,000            2,395,100
       6.75%, 7/15/06 .............................................     United States      6,680,000            2,872,400
       7.50%, 6/15/07 .............................................     United States      5,750,000            2,472,500
       7.50%, 6/01/09 .............................................     United States      1,540,000              662,200
       8.25%, 9/15/10 .............................................     United States      6,710,000            2,918,850
       8.00%, 11/01/13 ............................................     United States      3,255,000            1,415,925
       8.70%, 3/15/20 .............................................     United States      3,040,000            1,322,400
       8.625%, 4/01/31 ............................................     United States      3,345,000            1,455,075
       Revolver ...................................................     United States     12,634,800            5,432,964
   a  NRG Northeast Generating LLC,
       8.065%, 12/15/04 ...........................................     United States      1,276,859            1,257,706
       8.842%, 6/15/15 ............................................     United States      4,588,000            4,519,180
       9.292%, 12/15/24 ...........................................     United States      4,105,000            4,043,425





                                                          Semiannual Report | 23

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                         COUNTRY      PRINCIPAL AMOUNT E         VALUE
--------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION (CONT.)
   a  Owens Corning, Revolver .....................................     United States   $ 24,042,034      $    18,271,946
      PG & E Corp.,
       7.375%, 11/01/05 ...........................................     United States     20,804,000           21,480,130
       6.50%, 9/02/06 .............................................     United States      4,284,891            4,649,107
       Commercial Paper, 1/18/01 ..................................     United States        835,000              839,175
       Commercial Paper, 1/30/01 ..................................     United States        415,000              421,225
       Commercial Paper, 2/16/01 ..................................     United States      1,260,000            1,266,300
       FRN, 144A, 7.583%, 10/31/01 ................................     United States      7,332,000            7,533,630
       MTN, 5.94%, 10/07/03 .......................................     United States      1,050,000            1,039,500
   a  Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 .........     United States        225,000               45,000
   a  Safety Kleen Corp.,
       9.25%, 5/15/09 .............................................     United States        630,000               34,650
       Revolver ...................................................     United States      5,274,907            1,951,716
       Term Loan ..................................................     United States        554,064 CAD           81,555
       Term Loan A ................................................     United States      4,371,451            1,092,863
       Term Loan B ................................................     United States      5,097,661            1,274,415
       Term Loan C ................................................     United States      4,656,711            1,164,178
   a  Safety Kleen Services, 9.25%, 6/01/08 .......................     United States         50,000                  250
   a  Telewest Communications PLC,
       11.00%, 10/01/07 ...........................................    United Kingdom      8,250,000            3,031,875
       11.25%, 11/01/08 ...........................................    United Kingdom      1,270,000              466,725
       9.875%, 2/01/10 ............................................    United Kingdom      2,585,000 GBP        1,524,954
       Bank Claim .................................................    United Kingdom     30,239,000 GBP       12,973,614
       cvt., 5.25%, 2/19/07 .......................................    United Kingdom      7,750,000 GBP        4,188,256
       senior disc. note, zero cpn. 4/15/09 .......................    United Kingdom      3,290,000            1,044,575
       senior disc. note, zero cpn. 2/01/10 .......................    United Kingdom      2,525,000              751,187
       zero cpn., 4/15/04 .........................................    United Kingdom      9,950,000 GBP        5,130,897
   a  Telewest Finance Ltd., cvt., 6.00%, 7/07/05 .................    United Kingdom      7,240,000            3,330,400
   a  WorldCom Inc.,
       7.875%, 5/15/03 ............................................     United States        550,000              166,375
       6.25%, 8/15/03 .............................................     United States        875,000              260,313
       6.50%, 5/15/04 .............................................     United States      1,080,000              321,300
       6.40%, 8/15/05 .............................................     United States      1,950,000              580,125
       8.00%, 5/15/06 .............................................     United States      1,080,000              321,300
       7.75%, 4/01/07 .............................................     United States        450,000              133,875
       8.25%, 5/15/10 .............................................     United States      9,015,000            2,681,963
       7.375%, 1/15/11 ............................................     United States     16,917,000            5,032,808
       7.50%, 5/15/11 .............................................     United States     18,465,000            5,493,338
       7.75%, 4/01/27 .............................................     United States      1,675,000              498,313
       8.25%, 5/15/31 .............................................     United States     20,685,000            6,153,788
                                                                                                           ---------------
      TOTAL BONDS & NOTES IN REORGANIZATION (COST $248,866,962) ...                                           277,572,492
                                                                                                           ---------------

                                                                           COUNTRY   SHARES/PRINCIPAL AMOUNTE    VALUE
      COMPANIES IN LIQUIDATION .2%                                   -------------------------------------------------------
   a  Brunos Inc., Liquidating Unit ...............................     United States         62,735              276,034
   a  City Investing Company Liquidating Trust ....................     United States        423,187              808,287
   a  Eli Jacobs, Bank Claim ......................................     United States     25,305,910              162,489
 a,c  Fine Host Corp. .............................................     United States        507,977            3,997,779





24 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                         COUNTRY    SHARES/PRINCIPAL AMOUNT E      VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMPANIES IN LIQUIDATION (CONT.)
   a  Guangdong International Trust & Investment Corp.,
       144A, 8.75%, 10/24/16 ......................................         China       $  3,250,000       $      373,750
       Revolver - Admitted Claim ..................................       Hong Kong          670,980               77,163
       Structured Note - Admitted Claim ...........................       Hong Kong        1,061,381              122,059
       Syndicated Loan - Admitted Claim ...........................       Hong Kong        1,835,131              211,040
   a  MBOP Liquidating Trust ......................................     United States        205,135               20,514
   a  United Companies Financial Corp., Revolver ..................     United States     28,431,827              284,318
                                                                                                           ---------------
      TOTAL COMPANIES IN LIQUIDATION (COST $5,492,450)                                                          6,333,433
                                                                                                           ---------------

                                                                         COUNTRY       PRINCIPAL AMOUNT E          VALUE
      GOVERNMENT AGENCIES 21.2%                                    --------------------------------------------------------
      Canada Treasury Bill, 3.353%, 2/26/04 .......................        Canada         16,600,000 CAD       11,971,751
      Federal Home Loan Bank, 0.87% to 3.28%,
       with maturities to 7/02/07 .................................     United States    347,585,000          346,986,098
   f  Federal Home Loan Mortgage Corp., 0.99% to 2.50%,
       with maturities to 5/19/06 .................................     United States    216,500,000          215,754,010
      Federal National Mortgage Association, 0.893% to 3.000%,
       with maturities to 12/29/06 ................................     United States    342,975,000          342,226,313
      U.S. Treasury Bills, 1.106% to 1.116%,
       with maturities to 11/06/03 ................................     United States     21,000,000           20,950,820
                                                                                                           ---------------
      TOTAL GOVERNMENT AGENCIES (COST $935,628,660)                                                           937,888,992
                                                                                                           ---------------

                                                                         COUNTRY             SHARES                 VALUE
      GOVERNMENT AGENCIES 21.2%                                    --------------------------------------------------------
      SHORT TERM INVESTMENTS (COST $2,630)
   g  Franklin Institutional Fiduciary Trust Money Market Portfolio     United States          2,630                2,630
                                                                                                           ---------------
      TOTAL INVESTMENTS (COST $3,764,725,741) 99.9% ...............                                         4,417,396,932
      OPTIONS WRITTEN .............................................                                             (108,820)
      SECURITIES SOLD SHORT (.8)% .................................                                          (36,079,383)
      NET EQUITY IN FORWARD CONTRACTS (.6)% .......................                                          (25,585,360)
      OTHER ASSETS, LESS LIABILITIES 1.5% .........................                                            68,384,388
                                                                                                           ---------------
      NET ASSETS 100.0% ...........................................                                        $4,424,007,757
                                                                                                           ---------------
                                                                         COUNTRY            CONTRACTS               VALUE
                                                                   --------------------------------------------------------
      OPTIONS WRITTEN
      ISSUER
      Health Care Equipment & Supplies
      Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03 ................     United States            577               63,470
                                                                                                           ---------------
      METALS & MINING
      Barrick Gold, Strike 17.5, Expires 7/19/03, Puts ............        Canada                234               40,950
                                                                                                           ---------------
      THRIFTS & MORTGAGE FINANCE
      Freddie Mac, Jul. 45 Puts, 7/19/03 ..........................     United States            220                4,400
                                                                                                           ---------------
      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $171,368) ..........                                        $      108,820
                                                                                                           ---------------



Semiannual Report | 25

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (continued)

                                                                           COUNTRY           SHARES             VALUE
      SECURITIES SOLD SHORT .8%                                    --------------------------------------------------------
      ISSUER
      AUTOMOBILES .2%
   h  General Motors Corp. ........................................     United States        272,300      $     9,802,800
                                                                                                          ----------------
      CHEMICALS
   h  Ecolab Inc. .................................................     United States         16,600              424,960
                                                                                                          ----------------
      FOOD PRODUCTS .4%
   h  Kraft Foods Inc., A .........................................     United States        551,500           17,951,325
                                                                                                          ----------------
      HEALTH CARE PROVIDERS & SERVICES
   h  Cobalt Corp. ................................................     United States          5,100              104,805
                                                                                                          ----------------
      HOUSEHOLD PRODUCTS
   h  Clorox Co. ..................................................     United States         28,600            1,219,790
                                                                                                          ----------------
      IT SERVICES .1%
   h  First Data Corp. ............................................     United States         95,600            3,961,664
                                                                                                          ----------------
      MEDIA .1%
   h  Univision Communications Inc., A ............................     United States         48,600            1,477,440
                                                                                                          ----------------
      SOFTWARE
   h  J.D. Edwards & Co. ..........................................     United States         64,700              927,151
                                                                                                          ----------------
      THRIFTS & MORTGAGE FINANCE
   h  New York Community Bancorp Inc. .............................     United States          7,200              209,448
                                                                                                          ----------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $39,416,326) ..........                                       $    36,079,383
                                                                                                          ----------------

                                                                                              VALUE AT       UNREALIZED
      SYNTHETIC EQUITY SWAPS (SES)                                         COUNTRY    SHARES   6/30/03       GAIN/LOSS
      ISSUER                                                         -----------------------------------------------------
      HEALTH CARE EQUIPMENT & SUPPLIES
   i  Smith & Nephew PLC, ses., 3.75 GBP                               United Kingdom 77,900 $447,661     $      34,669
   i  Smith & Nephew PLC, ses., 3.78 GBP                               United Kingdom 20,800  119,529            10,074
                                                                                             --------------------------
      TOTAL SYNTHETIC EQUITY SWAPS                                                           $567,190     $      44,743
                                                                                             --------------------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar
EUR - European Unit | GBP - British Pound

a Non-income producing.

b See Note 7 regarding restricted securities.

c See Note 8 regarding Holdings of 5% Voting Securities.

d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f See Note 1(f) regarding securities segregated with broker for securities sold short.

g See Note 9 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

h See Note 1(f) regarding securities sold short.

i See Note 1(d) regarding synthetic equity swaps.




26 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................................................  $3,724,988,569
  Cost - Non-controlled affiliated issuers ..........................................................      39,737,172
                                                                                                       --------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
    in the amount of $41,803,571) ...................................................................   4,374,975,589
  Value - Non-controlled affiliated issuers .........................................................      42,421,343
 Cash ...............................................................................................      12,759,887
 Foreign currency, at value (cost $28,938,793) ......................................................      28,769,513
 Receivables:
  Investment securities sold ........................................................................      30,459,672
  Capital shares sold ...............................................................................       4,220,866
  Dividends and interest ............................................................................      12,984,253
 Unrealized gain on forward exchange contracts (Note 6) .............................................       5,492,294
 Deposits with broker for securities sold short .....................................................      39,653,790
 Due from broker - variation margin .................................................................          44,743
                                                                                                       --------------
      Total assets ..................................................................................   4,551,781,950
                                                                                                       --------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................      49,665,082
  Capital shares redeemed ...........................................................................       5,764,085
  Affiliates ........................................................................................       4,621,148
 Options written, at value (premiums received $171,368) .............................................         108,820
 Securities sold short, at value (proceeds $39,416,326) .............................................      36,079,383
 Unrealized loss on forward exchange contracts (Note 6) .............................................      31,077,654
 Other liabilities ..................................................................................         458,021
                                                                                                       --------------
       Total liabilities ............................................................................     127,774,193
                                                                                                       --------------
        Net assets, at value ........................................................................  $4,424,007,757
                                                                                                       --------------
Net assets consist of:
 Undistributed net investment income ................................................................  $   22,509,519
 Net unrealized appreciation (depreciation) .........................................................     630,589,429
 Accumulated net realized gain (loss) ...............................................................    (158,871,141)
 Capital shares .....................................................................................   3,929,779,950
                                                                                                       --------------
        Net assets, at value ........................................................................  $4,424,007,757
                                                                                                       --------------


                     Semiannual Report | See notes to financial statements. | 27

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)
June 30, 2003 (unaudited)


CLASS Z:
 Net asset value and maximum offering price per share ($2,743,866,761 / 220,581,954 shares outstanding) ..     $12.44
                                                                                                            ----------
CLASS A:
 Net asset value per share ($1,072,409,244 / 86,608,133 shares outstanding) ..............................     $12.38
                                                                                                            ----------
 Maximum offering price per share ($12.38 / 94.25%) ......................................................     $13.14
                                                                                                            ----------
CLASS B:
 Net asset value and maximum offering price per share ($121,660,744 / 10,032,334 shares outstanding)a ....     $12.13
                                                                                                            ----------
CLASS C:
 Net asset value per share ($486,071,008 / 39,562,501 shares outstanding) a ..............................     $12.29
                                                                                                            ----------
 Maximum offering price per share ($12.29 / 99.00%) ......................................................     $12.41
                                                                                                            ----------




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




28 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (unaudited)

Investment income:
(net of foreign taxes of $2,980,863)
 Dividends - Unaffiliated issuers .................................................................... $ 38,178,324
 Interest  - Unaffiliated issuers ....................................................................   23,372,720
                                                                                                       -------------
      Total investment income ........................................................................   61,551,044
                                                                                                       -------------
Expenses:
 Management fees (Note 3) ............................................................................   12,089,991
 Administrative fees (Note 3) ........................................................................    1,573,386
 Distribution fees (Note 3)
  Class A ............................................................................................    1,653,076
  Class B ............................................................................................      527,458
  Class C ............................................................................................    2,211,610
 Transfer agent fees (Note 3) ........................................................................    2,699,100
 Custodian fees ......................................................................................      179,500
 Reports to shareholders .............................................................................      116,600
 Registration and filing fees ........................................................................       63,200
 Professional fees ...................................................................................       30,700
 Directors' fees and expenses ........................................................................       83,900
 Dividends on securities sold short ..................................................................      884,092
 Other ...............................................................................................       40,979
                                                                                                       -------------
      Total expenses .................................................................................   22,153,592
                                                                                                       -------------
       Net investment income .........................................................................   39,397,452
                                                                                                       -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ..............................................................................   39,908,226
  Written options (Note 1e) ..........................................................................      127,512
  Securities sold short (Note 1f) ....................................................................     (328,301)
  Foreign currency transactions ......................................................................  (89,012,674)
                                                                                                       -------------
      Net realized gain (loss) .......................................................................  (49,305,237)
 Net unrealized appreciation (depreciation) on:
  Investments ........................................................................................  435,910,895
  Translation of assets and liabilities denominated in foreign currencies ............................     (902,488)
                                                                                                       -------------
      Net unrealized appreciation ....................................................................  435,008,407
                                                                                                       -------------
Net realized and unrealized gain (loss) ..............................................................  385,703,170
                                                                                                       -------------
Net increase in net assets resulting from operations ................................................. $425,100,622
                                                                                                       -------------

                     Semiannual Report | See notes to financial statements. | 29

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2003
(unaudited) and the year ended December 31, 2002
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                        JUNE 30, 2003    DECEMBER 31, 2002
                                                                                      -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................    $  39,397,452    $ 74,476,851
  Net realized gain (loss) from investments, written options, securities sold short,
 and foreign currency transactions .................................................      (49,305,237)    (89,195,507)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
 liabilities denominated in foreign currencies .....................................      435,008,407    (525,900,852)
                                                                                       -------------------------------
      Net increase (decrease) in net assets resulting from operations ..............      425,100,622    (540,619,508)
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................      (20,796,609)    (45,942,861)
   Class A .........................................................................       (7,854,646)    (12,956,322)
   Class B .........................................................................         (843,470)       (887,589)
   Class C .........................................................................       (3,323,538)     (3,238,926)
  Net realized gains:
   Class Z .........................................................................               --     (25,922,177)
   Class A .........................................................................               --      (9,280,244)
   Class B .........................................................................               --        (834,458)
   Class C .........................................................................               --      (4,411,692)
                                                                                       -------------------------------
 Total distributions to shareholders ...............................................      (32,818,263)   (103,474,269)
 Capital share transactions (Note 2):
  Class Z ..........................................................................      (76,184,150)   (109,913,749)
  Class A ..........................................................................       60,735,473      92,289,525
  Class B ..........................................................................       11,054,493      50,136,321
  Class C ..........................................................................        1,047,095      31,676,467
                                                                                       -------------------------------
 Total capital share transactions ..................................................       (3,347,089)     64,188,564
      Net increase (decrease) in net assets ........................................      388,935,270    (579,905,213)
Net assets:
 Beginning of period ...............................................................    4,035,072,487   4,614,977,700
                                                                                       -------------------------------
 End of period .....................................................................   $4,424,007,757  $4,035,072,487
                                                                                       -------------------------------
Undistributed net investment income included in net assets:
 End of period .....................................................................   $   22,509,519  $   15,930,330
                                                                                       -------------------------------




30 | See notes to financial statements. | Semiannual Report

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.





                                                          Semiannual Report | 31

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.




32 | Semiannual Report

Mutual Beacon Fund
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Sold Short (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Securities Lending

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

h. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

j. Securities Issued on a When-issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.



                                                          Semiannual Report | 33

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK


The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                      ----------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                      ----------------------------------------------------------------

CLASS Z SHARES:
Shares sold ........................    5,204,262   $  59,987,271         13,579,907    $ 170,501,945
Shares issued on reinvestment of
 distributions .....................    1,529,117      19,007,265          5,529,295       66,091,351
Shares redeemed ....................  (13,599,611)   (155,178,686)       (28,451,189)    (346,507,045)
                                      ----------------------------------------------------------------
Net increase (decrease) ............   (6,866,232)  $ (76,184,150)        (9,341,987)   $(109,913,749)
                                      ----------------------------------------------------------------

CLASS A SHARES:
Shares sold ........................   11,504,573   $ 133,454,379         24,205,719    $ 303,030,463
Shares issued on reinvestment of
 distributions .....................      602,185       7,455,008          1,766,999       21,202,504
Shares redeemed ....................   (7,018,662)    (80,173,914)       (19,590,510)    (231,943,442)
                                      ----------------------------------------------------------------
Net increase (decrease) ............    5,088,096   $  60,735,473          6,382,208    $  92,289,525
                                      ----------------------------------------------------------------





34 | Semiannual Report

Mutual Beacon Fund

2. CAPITAL STOCK (continued)

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                      ----------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS B SHARES:
Shares sold .........................   1,573,774    $ 17,751,633          5,026,631    $  61,637,676
Shares issued on reinvestment of
 distributions ......................      64,824         786,315            134,635        1,598,913
Shares redeemed .....................    (674,253)     (7,483,455)        (1,132,404)     (13,100,268)
                                      ----------------------------------------------------------------
Net increase (decrease) .............     964,345    $ 11,054,493          4,028,862    $  50,136,321
                                      ----------------------------------------------------------------

CLASS C SHARES:
Shares sold .........................   3,116,041    $ 35,768,297          8,716,309    $ 107,842,436
Shares issued on reinvestment of
 distributions ......................     245,542       3,017,729            576,241        7,012,486
Shares redeemed .....................  (3,354,621)    (37,738,931)        (6,983,210)     (83,178,455)
                                      ----------------------------------------------------------------
Net increase (decrease) .............       6,962    $  1,047,095          2,309,340    $  31,676,467
                                      ----------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of Franklin Mutual Advisers, LLC, (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $162,999 and $45,807, respectively.



                                                          Semiannual Report | 35

Mutual Beacon Fund

4. INCOME TAXES

At June 30, 2003, the net unrealized appreciation (depreciation) on the cost of investments for income tax purposes were as follows:

Cost of investments ...................................   $3,784,658,477
                                                          --------------
Unrealized appreciation ...............................      808,335,765
Unrealized depreciation ...............................     (175,597,309)
                                                          --------------
Net unrealized appreciation (depreciation) ............   $  632,738,456
                                                          --------------


Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies, losses realized subsequent to October 31 on the sales of securities and foreign currencies, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $38,149,091 and $150,345, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $100,172,351 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended June 30, 2003 aggregated $860,635,848 and $868,394,545, respectively.

Transactions in options written during the year ended June 30, 2003 were as follows:

                                       ----------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                       ----------------------------------
Options outstanding at
 December 31, 2002 .....................      255,300          $ 158,500
Options written ........................       12,746            555,456
Options expired ........................     (163,251)          (191,818)
Options terminated in closing
 transactions ..........................         (439)           (90,050)
Options exercised ......................     (103,325)          (260,720)
                                          -------------------------------
Options outstanding at
 June 30, 2003 .........................        1,031          $ 171,368
                                          -------------------------------



36 | Semiannual Report

Mutual Beacon Fund
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (continued)


6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------
                                                                 IN      SETTLEMENT     UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR    DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
 3,600,000    European Unit ..................... U.S.      $ 3,827,970    7/08/03 U.S. $  305,049
12,040,000    British Pounds ....................            19,528,425    7/28/03         297,098
25,400,000    European Unit .....................            27,171,413    7/28/03       1,970,596
35,163,023    Swiss Franc .......................            25,890,002    8/13/03          97,047
17,606,400    European Unit .....................            19,005,769    9/10/03       1,169,509
20,593,113    Danish Krone ......................             3,046,377    9/17/03         140,668
                                                            -----------                 ----------
                                                  U.S.      $98,469,956            U.S. $3,979,967
                                                            -----------                 ----------

-----------------------------------------------------------------------------------------------------
                                                                 IN       SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR     DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
1,535,504,494 Japanese Yen ...................... U.S.     $ 13,034,400    7/14/03 U.S. $  239,498
   31,464,555 European Unit .....................            36,591,703    8/21/03         516,165
5,495,957,047 Japanese Yen ......................            46,629,510    9/24/03         727,417
   42,550,000 European Unit .....................            48,630,390   12/29/03          10,647
                                                           ------------                 ----------
                                                  U.S.     $144,886,003                  1,493,727
                                                           ------------                 ----------
  Net unrealized gain on offsetting forward exchange contracts                              18,600
                                                                                        ----------
    Unrealized gain on forward exchange contracts                                  U.S. $5,492,294
                                                                                        ----------

-----------------------------------------------------------------------------------------------------
                                                                 IN       SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR     DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    28,465,000 European Unit .....................U.S.      $ 29,832,345   7/08/03 U.S. $ (2,847,206)
   164,059,782 Canadian Dollars ..................           116,192,037   7/21/03        (4,381,554)
   112,612,289 British Pounds ....................           181,904,502   7/28/03        (3,527,179)
    67,155,035 European Unit .....................            74,146,302   7/28/03        (2,902,227)
    55,200,882 Swiss Franc .......................            40,604,034   8/13/03          (191,889)
    98,153,784 British Pounds ....................           159,107,166   8/19/03        (2,283,083)
   122,058,676 European Unit .....................           131,564,426   9/10/03        (8,303,332)
14,585,044,871 Korean Won ........................            12,100,518   9/15/03           (25,896)
   279,509,171 Korean Won ........................            40,780,234   9/17/03        (2,315,977)
    55,781,718 European Unit .....................            60,647,463   9/25/03        (3,246,413)
   347,116,092 Norwegian Krone ...................            46,690,219  10/15/03        (1,052,898)
                                                            ------------                -------------
                                                  U.S.      $893,569,246                  (31,077,654)
                                                            ------------                -------------
  Unrealized loss on forward exchange contracts                                           (31,077,654)
                                                                                        -------------
  Net unrealized loss on forward exchange contracts                                 U.S. $(25,585,360)
                                                                                        -------------


                                                          Semiannual Report | 37

Mutual Beacon Fund

7. RESTRICTED SECURITIES
At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
     SHARES/                                                  ACQUISITION
PRINCIPAL AMOUNT  ISSUER                                          DATE      COST            VALUE
-----------------------------------------------------------------------------------------------------
         895    International Steel Group .................      4/10/02 $11,161,250    $ 82,787,500
          65    International Steel Group, B ..............      4/25/03   6,012,500       6,012,500
           0    Lancer Industries Inc, B ..................      8/11/89          --         245,476
     865,040    Leucadia National Corp. ...................     12/20/02  30,492,660      30,504,770
     320,100    Montpelier Re Holdings Ltd. ...............     12/11/01   5,335,000       9,609,402
  10,862,000    Nippon Investment LLC .....................      2/14/01  10,726,173      19,117,120
     736,122    NTL Inc ...................................      9/21/01  47,357,280      25,116,483
     106,700    Olympus Re Holdings Ltd. ..................     12/19/01  10,670,000      14,439,711
      15,572    PG & E Corp., wts., 9/2/06 ................     10/29/02          --         296,273
     188,765    Security Capital European Realty ..........      4/08/98   4,178,773       1,396,861
     239,203    White Mountains Insurance Group
                Inc. ......................................      6/01/01  61,064,885      89,760,926
                                                                                        ------------
TOTAL RESTRICTED SECURITIES (6.31% OF NET ASSETS) .........                             $279,287,022
                                                                                        ------------




38 | Semiannual Report

Mutual Beacon Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2003 were as shown below.

-------------------------------------------------------------------------------------------------------
                                                                                             REALIZED
                          NUMBER OF                         NUMBER OF              INVESTMENT CAPITAL
                        SHARES HELD/                       SHARES HELD   VALUE       INCOME  GAIN/LOSS
                      PRINCIPAL AMOUNT   GROSS      GROSS   JUNE 30,   JUNE 30,      1/1/03-  1/1/03-
NAME OF ISSUER          DEC. 31, 2002  ADDITIONS REDUCTIONS   2003       2003        6/30/03  6/30/03
-------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Fine Host Corp. .........   507,977          --      --      507,977  $  3,997,779      $--      $--
Kindred Healthcare Inc ..   682,285          --      --      682,285    11,563,366       --       --
Kindred Healthcare Inc wts,
  Series A, 4/20/06 .....   121,432          --      --      121,432       346,081       --       --
Kindred Healthcare Inc wts,
  Series B, 4/20/07 .....   303,580          --      --      303,580       709,467       --       --
Nippon Investment,
  LLC ...................10,862,000          --      --   10,862,000    19,117,120       --       --
Southwest Royalties
  Inc., A ...............    69,184          --      --       69,184     2,075,530       --       --
Southwest Royalties
  Inc., 11.50%, 6/30/04 . 4,612,000          --      --    4,612,000     4,612,000       --       --
TOTAL NON-CONTROLLED
  AFFILIATES ............                                              $42,421,343      $--      $--



9. INVESTMENTS IN FRANKLIN NSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $31,724 of dividend income from investment in the Sweep Money Fund for the period ended June 30, 2003.


                                                          Semiannual Report | 39

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]    One Franklin Parkway
       INVESTMENTS          San Mateo, CA 94403-1906




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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Mutual Beacon Fund

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 S2003 08/03

[PHOTO OMITTED]

                                                                   JUNE 30, 2003


 SEMIANNUAL REPORT AND SHAREHOLDER LETTER                             GLOBAL


[GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]
                              Mutual Discovery Fund

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Franklin(R) Templeton(R) Investment

                      Franklin o Templeton o Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups
                            -- Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S.
                            equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.


MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[PHOTO OMITTED]

Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ...............   1


SEMIANNUAL REPORT

Mutual Discovery Fund ............   3

Performance Summary ..............   8

Financial Highlights &
Statement of Investments .........  11

Financial Statements .............  28

Notes to Financial Statements ....  32



Shareholder Letter

Dear Shareholder:

We are pleased to bring you the enclosed Mutual Discovery Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. Toward period-end, with major combat over, attention returned to the U.S. economy. Economic data suggested improved global business and consumer confidence and benign inflation. Although financial markets experienced significant volatility, many equity markets rallied and showed gains during the reporting period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts

--------------------------------------------------------------------------------

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                                           Not part of the semiannual report | 1

A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.


to our assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual Discovery Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ David J. Winters


David J. Winters, CFA

Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC





THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



2 | Not part of the semiannual report

Semiannual Report


MUTUAL DISCOVERY FUND


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities.



We are pleased to bring you Mutual Discovery Fund's semiannual report for the period ended June 30, 2003. Mutual Discovery Fund - Class Z posted an 11.14% total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 8. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International
(MSCI) World Index, returned 11.75% and 11.45% during the same period. 1

Financial markets experienced significant volatility during 2003's first half. As uncertainties surrounding impending war in Iraq loomed, most major equity indexes declined from January through early March, only to reverse course before war began and rally strongly from mid-March through mid-June. Investor confidence that war would be concluded quickly and successfully, as well as the belief that the economy was stabilizing, generally sparked the domestic market rally. Promise of fiscal stimulus, including a sizable tax-cut package, and hopes that monetary stimulus, in the form of a four-decade low federal funds target rate, would help lift the economy seemed to further fuel the rally. During the reporting period, short-term and long-term U.S. Treasury interest rates reached multi-decade lows, which, coupled with a weak U.S. economy, led to further declines in the U.S. dollar versus other major currencies, particularly the euro. Although we partially removed our hedge versus the euro and other selected currencies, our remaining currency hedges provided a modest headwind for Fund performance.

As always, we encourage our shareholders to evaluate the Fund's performance primarily over longer time frames. Our distinctive investment style, which combines investments in common stocks we believe are substantially undervalued with distressed debt investing and risk arbitrage, is designed to provide shareholders with superior risk-adjusted results over time. As one might expect, the Fund outperformed its benchmarks during the downdraft in early 2003 and underperformed during the



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                           Semiannual Report | 3

AVERAGE ANNUAL TOTAL RETURN 2

----------------------------------------
  CLASS Z                     6/30/03
----------------------------------------
  1-Year                        0.35%
----------------------------------------
  5-Year                        5.07%
----------------------------------------
  10-Year                      13.22%
----------------------------------------



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

3-Year Total Return Comparison 2
7/1/00-6/30/03


  7.76%                      -29.96%          -33.20%

Mutual Discovery           S&P 500         MSCI World
                            Index            Index

rally, leading to our overall underperformance for the reporting period. Investors should recognize that the Fund achieved its year-to-date return with less risk than the overall market largely by virtue of its position in nearly riskless cash equivalents, which averaged approximately 11.9% of the Fund's total net assets during the reporting period. Perhaps more important, however, during the difficult investment climate of the past three years, Mutual Discovery Fund - Class Z provided a 7.76% cumulative total return, as shown in the chart to the left.3 Although this three-year total return might appear modest, it stands in stark contrast to the S&P 500's -29.96% and MSCI World Index's -33.20% total returns over the same period. 3

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. During the six months under review, securities representing our three investment styles contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, driven by broad-based improvement in distressed and high yield markets. Notable performers included several telecommunications, cable, and utility and merchant power generation companies. Among these were U.K. cable companies NTL and Telewest, Adelphia Communications, a U.S. cable company, and U.S. broadcast tower company Spectrasite in the telecommunications and cable sectors. In the power and utility sectors, Calpine, PG&E Corp. and its utility subsidiary, Pacific Gas & Electric, also contributed to the Fund's performance. During 2002 and early 2003, we attempted to take advantage of the market's severe and apparently indiscriminate devaluation of these industries. We identified what we believed were companies possessing high-quality assets and favorable business prospects relative to the valuation at which we invested in them by purchasing deeply discounted debt. In several of our distressed investments, we became actively involved in the restructuring process to try to maximize the Fund's ultimate investment return. During the reporting period, the Fund had a high allocation of distressed securities relative to its historical exposure, representing 14.48% of total net assets at period-end.

Within our equity holdings, significant contributors to Fund performance included International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In





2. Average annual total return represents the average annual change in value of an investment over the periods shown. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Source: Standard & Poor's Micropal. For descriptions of the S&P 500 and MSCI World Index, see footnote 1. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.


4 | Semiannual Report

May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care, and other "legacy" liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains Insurance Group, a well-capitalized, Bermuda-based property and casualty (P&C) insurer, benefited from a strong pricing environment, solid returns from its high-quality investment portfolio and a well-executed turnaround at OneBeacon Insurance Group, the company's largest operating subsidiary. We believe White Mountains is led by a strong management team, who employ disciplined operating principles and has generated solid returns for shareholders.

Gradual improvement in the underlying media environment largely drove Liberty Media's relatively strong performance. Notwithstanding a slowdown in March and April during the conflict in Iraq, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. Such factors supported share price gains of some of Liberty's largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed positively to financial performance for Liberty's private assets, most notably Discovery Communications. In addition to appreciation of its public and private assets, the discount at which Liberty traded to its underlying assets narrowed during the reporting period.

Cendant, a travel and real estate services provider, began 2003 trading at what we considered depressed valuations due to concerns surrounding the impact the weak economy and war in Iraq might have on its travel-related businesses. As the period unfolded, investors seemed to gain comfort that strength in Cendant's real estate business was likely to continue. After war in Iraq concluded, the company's travel business began to rebound. As domestic equity markets rallied and Cendant's business prospects improved, the stock was revalued to a level we believed more appropriately reflected its strong competitive positions and substantial free cash flow generation.

Unfortunately, not all of our positions gained in value during the period under review. Carlsberg shares declined following a first quarter 2003 loss as beer sales

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Geographic Distribution
Based on total Net Assets as of 6/30/03

U.S.  36.1%
U.K.  9.7%
France  6.6%
Canada  4.3%
Spain  3.6%
Switzerland  3.3%
Netherlands  2.7%
Norway  1.8%
Sweden  1.6%
Denmark  1.6%
Irish Republic  1.6%
South Korea  1.5%
Germany  1.5%
Japan  1.3%
Luxembourg  1.2%
Other Countries  3.1%
Government Agencies  16.0%
Other Net Assets  2.5%

                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/03

----------------------------------------
                           % OF TOTAL
                           NET ASSETS
----------------------------------------
  Insurance                      8.5%
----------------------------------------
  Tobacco                        8.1%
----------------------------------------
  Media                          7.1%
----------------------------------------
  Food Products                  4.8%
----------------------------------------
  Diversified Financial Services 4.5%
----------------------------------------
  Metals & Mining                4.0%
----------------------------------------
  Commercial Banks               3.2%
----------------------------------------
  Beverages                      3.0%
----------------------------------------
  Real Estate                    2.8%
----------------------------------------
  Construction & Engineering     2.7%

in Russia and eastern Europe unexpectedly fell. Akzo Nobel, a Dutch chemicals and pharmaceuticals company, was negatively impacted by several factors, including generic competition for one of its lead drugs, a weaker U.S. dollar and lower pension fund asset values.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund's portfolio. For example, we sold our Allied Domecq position when the stock declined on concerns about weakness in the company's Spanish operations, adverse currency movements and a higher-than-expected contribution to its pension plans. We purchased shares of Diageo in its place at approximately the same valuation. Diageo is the world's leading spirits company, enjoying enviable market share. Its well-known brands include Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey's. Diageo refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to focusing on growing its core business profitably or returning excess cash to shareholders through dividends and a significant share buyback program. We took a similar approach with other Fund holdings and focused on buying what we considered solid businesses at significant discounts to our estimate of true value.

During the six months under review, we purchased shares of Hartford Financial Services Group. Hartford, a leading U.S. insurance company, offers P&C and life insurance products to companies and individuals. During the period, Hartford boosted its overall reserves for asbestos liabilities, and raised additional capital by issuing stock to shore up its balance sheet and maintain its financial strength ratings. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings per share, although at a premium to estimated book value.

We review Fund holdings by reexamining business fundamentals and valuations, opting to sell or reduce positions that we believe have become fully valued or are at risk of declining. During the six months under review, we sold our position in Actividades de Construcciones y Servicios when it became, in our view, fully valued based upon continued optimism for Spain's construction environment and the prospect of further industry consolidation. We continued to hold other Spanish construction sector stocks that we believe represented a better tradeoff between risk and reward, with more attractive valuations and better prospects to participate in industry consolidation. We also eliminated our holdings in Daiichi Pharmaceutical during the period, after management used some of their substantial cash balances to make what we felt were ill-advised acquisitions. And we sold

6 | Semiannual Report
most of our position in Greencore following a rise in its shares, which we believed reflected the Company's improved business prospects. Lastly, we made some sales in selected positions within the distressed portfolio following the significant rally this spring.

Although no one can predict where the market will go next, we diligently seek out opportunities where we believe downside risk is limited and upside potential is substantial over the longer term. We continue to troll the distressed debt markets seeking additional attractive opportunities for the Fund. We did not find many attractive opportunities in the arbitrage arena during the period under review, but we remain alert for opportunities that can earn attractive risk-adjusted returns for the Fund. We continue to do in-depth, detailed work to uncover compelling special situations. As always, we stay true to our time-tested, three-pronged approach, seeking to generate attractive risk-adjusted returns over time. We appreciate your participation in Mutual Discovery Fund and welcome your comments, questions and suggestions, either by regular mail or email at mutualseries@frk.com.

[PHOTO OMITTED]


/S/ David J. Winters

David J. Winters, CFA
Portfolio Manager


[PHOTO OMITTED]



/S/ Timothy M. Rankin


Timothy M. Rankin, CFA
Assistant Portfolio Manager
Mutual Discovery Fund



TOP 10 HOLDINGS
6/30/03

----------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY NET ASSETS
----------------------------------------
  Berkshire Hathaway Inc., A & B 2.9%
   INSURANCE, U.S.
----------------------------------------
  Altadis SA                     1.9%
   TOBACCO, SPAIN
----------------------------------------
  International Steel Group,
  common & B                     1.9%
   METALS & MINING, U.S.
----------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted            1.8%
   INSURANCE, U.S.
----------------------------------------
  British American Tobacco PLC   1.7%
   TOBACCO, U.K.
----------------------------------------
  Imperial Tobacco Group PLC     1.6%
   TOBACCO, U.K.
----------------------------------------
  Vinci SA                       1.5%
   CONSTRUCTION & ENGINEERING, FRANCE
----------------------------------------
  Groupe Danone                  1.4%
   FOOD PRODUCTS, FRANCE
----------------------------------------
  Nestle SA                      1.2%
   FOOD PRODUCTS, SWITZERLAND
----------------------------------------
  Lagardere SCA                  1.2%
   MEDIA, FRANCE



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

PERFORMANCE SUMMARY AS OF 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/03         12/31/02
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.69            $17.85           $16.16
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1104
-------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/03         12/31/02
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.65            $17.71           $16.06
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1057
-------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/03         12/31/02
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.58            $17.43           $15.85
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0982
-------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/03         12/31/02
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.60            $17.62           $16.02
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0965
-------------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           6/30/03         12/31/02
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.63            $17.64           $16.01
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1067
-------------------------------------------------------------------------------------------------------







8 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE

-------------------------------------------------------------------------------------------------------
  CLASS Z 1                              6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               11.14%          0.35%            28.03%          246.06%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           11.14%          0.35%             5.07%           13.22%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $11,114        $10,035           $12,803          $34,606
-------------------------------------------------------------------------------------------------------
  CLASS A 1                              6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               10.93%         -0.02%            25.69%           80.46%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3            4.55%         -5.76%             3.45%            8.29%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $10,455         $9,424           $11,849          $16,997
-------------------------------------------------------------------------------------------------------
  CLASS B 1                              6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               10.59%         -0.64%             4.60%           39.71%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3            6.59%         -4.55%             0.69%            7.38%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $10,659         $9,545           $10,209          $13,771
-------------------------------------------------------------------------------------------------------
  CLASS C 1                              6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               10.59%         -0.65%            21.76%           73.16%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3            8.51%         -2.60%             3.81%            8.42%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,851          $9,740           $12,055          $17,132
-------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              10.85%            -0.17%            0.33%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                           9.85%            -1.15%           -0.43%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,985            $9,885           $9,936

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




     Semiannual Report | Past performance does not guarantee future results. | 9

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES AND SMALLER-COMPANY STOCKS. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALL-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).







10 | Past performance does not guarantee future results. | Semiannual Report

MUTUAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS


                                                ------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                           YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)          2002         2001       2000        1999        1998
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $16.16     $18.19       $18.93     $21.10      $17.27      $18.89
                                                ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income/a......................                 .21        .33          .37        .36         .25         .38
 Net realized and unrealized gains (losses) ..                1.59      (1.96)        (.14)      2.14        4.32        (.71)
                                                ------------------------------------------------------------------------------------
Total from investment operations .............                1.80      (1.63)         .23       2.50        4.57        (.33)
                                                ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................                (.11)      (.32)        (.34)      (.63)       (.42)       (.48)
 Net realized gains ..........................                  --       (.08)        (.63)     (4.04)       (.32)       (.81)
                                                ------------------------------------------------------------------------------------
Total distributions ..........................                (.11)      (.40)        (.97)     (4.67)       (.74)      (1.29)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ...............              $17.85     $16.16       $18.19     $18.93      $21.10      $17.27
                                                ====================================================================================
Total return/b ...............................               11.14%     (9.06)%       1.26%     12.59%      26.80%      (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............          $1,869,795 $1,673,786   $1,931,117 $2,010,578  $2,038,298  $2,514,144
Ratios to average net assets:*
 Expenses/c ..................................                1.12%/d    1.04%        1.04%      1.05%       1.05%       1.01%
 Expenses excluding waiver and
 payments by affiliate/c .....................                1.12%/d    1.04%        1.04%      1.07%       1.11%       1.04%
 Net investment income .......................                2.60%/d    1.88%        1.93%      1.64%       1.33%       1.81%
Portfolio turnover rate ......................               22.04%     40.95%       59.32%     75.34%      87.67%      83.57%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses                                                     1.08%/d    1.03%        1.02%      1.02%       1.03%       1.00%
 Expenses, excluding waiver and
 payments by affiliate                                        1.08%/d    1.03%        1.02%      1.04%       1.09%       1.03%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annaulized.




Semiannual Report | 11

MUTUAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                -----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)          2002         2001       2000        1999        1998
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $16.06     $18.08       $18.83     $21.00      $17.19      $18.83
                                                ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income/a .....................                 .18        .27          .30        .28         .18         .32
 Net realized and unrealized gains (losses) ..                1.58      (1.95)        (.14)      2.14        4.30        (.74)
                                                ------------------------------------------------------------------------------------
Total from investment operations .............                1.76      (1.68)         .16       2.42        4.48        (.42)
                                                ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................                (.10)      (.26)        (.28)      (.55)       (.35)       (.41)
 Net realized gains ..........................                  --       (.08)        (.63)     (4.04)       (.32)       (.81)
                                                ------------------------------------------------------------------------------------
Total distributions ..........................                (.10)      (.34)        (.91)     (4.59)       (.67)      (1.22)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ...............              $17.72     $16.06       $18.08     $18.83      $21.00      $17.19
                                                ====================================================================================
Total return/b ...............................               10.93%     (9.39)%        .86%     12.27%      26.38%      (2.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............          $1,065,781   $925,278     $911,434   $877,528    $844,462    $859,848
Ratios to average net assets:*
 Expenses/c ..................................                1.47%/d    1.39%        1.39%      1.40%       1.40%       1.36%
 Expenses excluding waiver and
  payments by affiliate/c ....................                1.47%/d    1.39%        1.39%      1.42%       1.46%       1.39%
 Net investment income .......................                2.25%/d    1.53%        1.57%      1.30%        .98%       1.46%
Portfolio turnover rate ......................               22.04%     40.95%       59.32%     75.34%      87.67%      83.57%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses ....................................                1.43%/d    1.38%        1.37%      1.37%       1.38%       1.35%
 Expenses, excluding waiver and
 payments by affiliate .......................                1.43%/d    1.38%        1.37%      1.39%       1.44%       1.38%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annualized.



12 | Semiannual Report

MUTUAL DISCOVERY FUND

                                                ------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      JUNE 30, 2003            YEAR ENDED DECEMBER 31,
CLASS B                                               (UNAUDITED)        2002       2001        2000        1999/D
                                                ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $15.85         $17.87     $18.66      $20.90      $17.19
                                                ---------------------------------------------------------------------
Income from investment operations:
 Net investment income/a .....................              .13           .16         .16         .15         .01
 Net realized and unrealized gains (losses) ..             1.55         (1.92)       (.12)       2.11        4.33
                                                ---------------------------------------------------------------------
Total from investment operations .............             1.68         (1.76)        .04        2.26        4.34
                                                ---------------------------------------------------------------------
Less distributions from:
 Net investment income .......................             (.10)         (.18)       (.20)       (.46)       (.31)
 Net realized gains ..........................               --          (.08)       (.63)      (4.04)       (.32)
                                                ---------------------------------------------------------------------
Total distributions ..........................             (.10)         (.26)       (.83)      (4.50)       (.63)
                                                ---------------------------------------------------------------------
Net asset value, end of period ...............           $17.43        $15.85      $17.87      $18.66      $20.90
                                                =====================================================================
Total return/b                                            10.59%        (9.94)%       .21%      11.50%      25.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............          $83,792       $64,747     $41,346     $19,949      $8,090
Ratios to average net assets:*
 Expenses/c ..................................             2.12%/e       2.04%       2.04%       2.05%       2.05%
 Expenses excluding waiver and payments
 by affiliate/c ..............................             2.12%/e       2.04%       2.04%       2.07%       2.11%
 Net investment income .......................             1.60%/e        .88%        .85%        .70%        .08%
Portfolio turnover rate ......................            22.04%        40.95%      59.32%      75.34%      87.67%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses ....................................            2.08%/e        2.03%       2.02%       2.02%       2.03%
 Expenses, excluding waiver and payments
 by affiliate ................................            2.08%/e        2.03%       2.02%       2.04%       2.09%

a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Effective date of Class B shares was January 1, 1999.
e Annualized.





                                                          Semiannual Report | 13

MUTUAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                ------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)          2002         2001       2000        1999        1998
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........             $16.02      $18.03       $18.77     $20.95      $17.15      $18.79
                                                ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income/a .....................                .13         .16          .18        .14         .06         .23
 Net realized and unrealized gains (losses) ..               1.58       (1.94)        (.13)      2.13        4.28        (.75)
                                                ------------------------------------------------------------------------------------
Total from investment operations .............               1.71       (1.78)         .05       2.27        4.34        (.52)
                                                ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................               (.10)       (.15)        (.16)      (.41)       (.22)       (.31)
 Net realized gains ..........................                 --        (.08)        (.63)     (4.04)       (.32)       (.81)
                                                ------------------------------------------------------------------------------------
Total distributions ..........................               (.10)       (.23)        (.79)     (4.45)       (.54)      (1.12)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ...............             $17.63      $16.02       $18.03     $18.77      $20.95      $17.15
                                                ====================================================================================
Total return/b ...............................              10.59%      (9.98)%        .25%     11.53%      25.57%      (2.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............           $582,891     525,375     $561,808   $554,968    $541,919    $563,761
Ratios to average net assets:*
 Expenses/c ..................................               2.12%/d     2.03%        2.03%      2.04%       2.04%       2.01%
 Expenses excluding waiver and
  payments by affiliate/c ....................               2.12%/d     2.03%        2.03%      2.07%       2.10%       2.03%
 Net investment income .......................               1.60%/d      .89%         .93%       .65%        .35%        .81%
Portfolio turnover rate ......................               22.04%     40.95%       59.32%     75.34%      87.67%      83.57%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses ....................................               2.08%/d     2.02%        2.01%      2.01%       2.02%       2.00%
 Expenses, excluding waiver and payments by
 affiliate ...................................               2.08%/d     2.02%        2.01%      2.04%       2.08%       2.02%



a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annualized.





14 | See notes to financial statements. | Semiannual Report

MUTUAL DISCOVERY FUND

                                                                                    ------------------------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2003            PERIOD ENDED
CLASS R                                                                                  (UNAUDITED)           DECEMBER 31, 2002/D
                                                                                    ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................                  $16.01                  $18.08
                                                                                    ------------------------------------------------
Income from investment operations:
 Net investment income/a ....................................................                     .17                     .25
 Net realized and unrealized gains (losses) .................................                    1.58                   (1.95)
                                                                                    ------------------------------------------------
Total from investment operations ............................................                    1.75                   (1.70)
                                                                                   ------------------------------------------------
Less distributions from:
 Net investment income ......................................................                    (.11)                   (.29)
 Net realized gains .........................................................                      --                    (.08)
                                                                                    ------------------------------------------------
Total distributions .........................................................                    (.11)                   (.37)
                                                                                    ------------------------------------------------
Net asset value, end of period ..............................................                  $17.65                  $16.01
                                                                                    ================================================
Total return/b ..............................................................                   10.85%                  (9.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................                 $11,850                  $3,932
Ratios to average net assets:*
 Expenses/c .................................................................                    1.62%/e                 1.54%/e
 Expenses excluding waiver and payments by affiliate/c ......................                    1.62%/e                 1.54%/e
 Net investment income ......................................................                    2.10%/e                 1.38%/e
Portfolio turnover rate .....................................................                   22.04%                  40.95%

*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses ....................................................................                    1.58%/e                 1.54%/e
Expenses, excluding waiver and payments by affiliate ........................                    1.58%/e                 1.54%/e


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Effective date of Class R shares was January 2, 2002.
e Annualized.


Semiannual Report | 15

MUTUAL DISCOVERY FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY          CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 70.8%
      AEROSPACE & DEFENSE .7%
      Northrop Grumman Corp. .....................................        United States        281,000         $   24,247,490
                                                                                                               --------------

      AUTO COMPONENTS .7%
      Trelleborg AB, B ...........................................           Sweden          2,382,788             25,450,299
                                                                                                               --------------

      BEVERAGES 3.0%
      Brown-Forman Corp., A ......................................        United States         71,600              5,763,800
      Brown-Forman Corp., B ......................................        United States        203,475             15,997,204
      Carlsberg AS, B ............................................           Denmark         1,146,115             41,007,963
      Diageo PLC .................................................       United Kingdom        945,100             10,090,258
      Heineken Holding NV, A .....................................         Netherlands       1,162,455             33,426,205
      Pepsi Bottling Group Inc. ..................................        United States         85,400              1,709,708
                                                                                                               --------------

                                                                                                                  107,995,138
                                                                                                               --------------

      CHEMICALS 2.1%
      Akzo Nobel NV ..............................................         Netherlands         916,600             24,293,621
      Givaudan AG ................................................         Switzerland          15,034              6,326,367
      Solvay SA ..................................................           Belgium           418,785             28,854,859
      Syngenta AG ................................................         Switzerland         334,300             16,757,572
                                                                                                               --------------

                                                                                                                   76,232,419
                                                                                                               --------------

      COMMERCIAL BANKS 3.2%
    a Banca Nazionale del Lavoro SpA .............................            Italy          4,480,820              7,512,543
      Bank of America Corp. ......................................        United States         89,100              7,041,573
      Bank of Ireland ............................................       Irish Republic      2,146,526             26,005,500
      Danske Bank ................................................           Denmark           912,480             17,769,815
      DNB Holding ASA ............................................           Norway          5,158,419             25,440,501
      Fleet Boston Financial Corp. ...............................        United States        304,800              9,055,608
      Gjensidige NOR ASA .........................................           Norway             78,050              2,730,193
      KeyCorp ....................................................        United States        132,000              3,335,640
a,b,c Nippon Investment LLC ......................................            Japan          8,656,000             15,234,560
                                                                                                               --------------

                                                                                                                  114,125,933
                                                                                                               --------------

      COMMERCIAL SERVICES & SUPPLIES 1.3%
    a Alderwoods Group Inc. ......................................        United States        463,822              2,532,468
    a Cendant Corp. ..............................................        United States        898,400             16,458,688
    a Republic Services Inc. .....................................        United States        794,600             18,013,582
    a Veridian Corp. .............................................        United States         40,300              1,406,067
      Waste Management Inc. ......................................        United States        397,200              9,568,548
                                                                                                               --------------

                                                                                                                   47,979,353
                                                                                                               --------------

      COMMUNICATIONS EQUIPMENT .1%
    a Marconi Corp. ..............................................       United Kingdom      5,176,218              5,253,006
                                                                                                               --------------

      COMPUTERS & PERIPHERALS
    a DecisionOne Corp. ..........................................        United States         87,619                175,238
                                                                                                               --------------

      CONSTRUCTION & ENGINEERING 2.7%
      Acciona SA .................................................            Spain            401,293             19,124,332
      Fomento de Construcciones y Contratas SA ...................            Spain            329,077              9,194,248



16 | Semiannual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY          CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      CONSTRUCTION & ENGINEERING (CONT.)
      Grupo Dragados SA ..........................................         Spain            878,147            $   17,677,699
      Vinci SA ...................................................        France            756,172                52,578,880
                                                                                                               --------------

                                                                                                                   98,575,159
                                                                                                               --------------

      CONSTRUCTION MATERIALS 1.0%
      Ciments Francais SA ........................................        France            399,572                23,355,514
      RMC Group PLC ..............................................    United Kingdom      1,486,650                11,327,546
                                                                                                               --------------

                                                                                                                   34,683,060
                                                                                                               --------------

      DIVERSIFIED FINANCIAL SERVICES 4.5%
  a,b A.B. Watley Group Inc. .....................................    United States         128,355                    57,760
      Brascan Corp., A ...........................................        Canada          1,431,400                35,027,820
      E-L Financial Corp. Ltd. ...................................        Canada            140,000                26,943,882
      Irish Life & Permanent PLC .................................    Irish Republic      2,899,665                31,460,368
  a,b Leucadia National Corp. ....................................     United States        684,780                24,148,082
      Pargesa Holdings SA ........................................      Switzerland          20,638                42,066,751
      Principal Financial Group ..................................     United States         82,300                 2,654,175
                                                                                                               --------------

                                                                                                                  162,358,838
                                                                                                               --------------

      DIVERSIFIED TELECOMMUNICATION SERVICES .6%
      BCE Inc. ...................................................        Canada            680,800                15,562,574
    a XO Communications Inc. .....................................     United States      1,239,301                 4,492,466
                                                                                                               --------------

                                                                                                                   20,055,040
                                                                                                               --------------

      ELECTRIC UTILITIES .7%
      E.ON AG ....................................................        Germany           373,800                19,166,259
    a PG & E Corp. ...............................................     United States        316,500                 6,693,975
  a,b PG & E Corp., wts., 9/02/06 ................................     United States         12,235                   232,783
    a Reliant Resources Inc. .....................................     United States        154,000                   944,020
                                                                                                               --------------

                                                                                                                   27,037,037
                                                                                                               --------------

      ELECTRICAL EQUIPMENT .4%
      Kidde PLC ..................................................    United Kingdom     10,334,000                14,494,645
                                                                                                               --------------

      FOOD & STAPLES RETAILING .9%
    a Kroger Co. .................................................     United States      1,625,300                27,110,004
    a Safeway Inc. ...............................................     United States        300,100                 6,140,046
                                                                                                               --------------

                                                                                                                   33,250,050
                                                                                                               --------------

      FOOD PRODUCTS 5.1%
      Cadbury Schweppes PLC ......................................    United Kingdom      4,564,719                26,966,047
      Farmer Brothers Co. ........................................     United States         81,152                27,534,062
      Greencore Group PLC ........................................    Irish Republic          5,200                    17,317
      Groupe Danone ..............................................        France            367,000                50,784,327
      Hershey Foods Corp. ........................................     United States         93,600                 6,520,176
      Koninklijke Numico NV ......................................      Netherlands         704,281                10,837,456
      Lotte Confectionary Co. Ltd. ...............................      South Korea          43,771                18,028,742
      Nestle SA ..................................................      Switzerland         214,429                44,245,621
      Weetabix Ltd., A ...........................................    United Kingdom         25,100                   962,979
                                                                                                               --------------

                                                                                                                  185,896,727
                                                                                                               --------------

                                                          Semiannual Report | 17

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                           COUNTRY          CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)

      HEALTH CARE EQUIPMENT & SUPPLIES .1%
    a Centerpulse Ltd. ...........................................         Switzerland          12,100         $    3,256,026
                                                                                                               --------------

      HEALTH CARE PROVIDERS & SERVICES 1.0%
    a Anthem Inc. ................................................        United States         40,800              3,147,720
      CIGNA Corp. ................................................        United States        157,600              7,397,744
    a Genesis Health Ventures Inc. ...............................        United States        241,142              4,256,156
      HCA Inc. ...................................................        United States        278,600              8,926,344
  a,d Kindred Healthcare Inc. ....................................        United States        467,370              7,920,987
  a,d Kindred Healthcare Inc., wts., Series A, 4/20/06 ...........        United States         88,766                252,983
  a,d Kindred Healthcare Inc., wts., Series B, 4/20/06 ...........        United States        221,915                518,615
    a Rotech Healthcare Inc. .....................................        United States        171,385              3,753,332
    a Wellpoint Health Networks Inc. .............................        United States            505                 42,572
                                                                                                               --------------

                                                                                                                   36,216,453
                                                                                                               --------------

      HOTELS, RESTAURANTS, & LEISURE
a,b,c Hancock LLC ................................................        United States      8,758,216                119,112
                                                                                                               --------------

      INDUSTRIAL CONGLOMERATE 1.0%
      Orkla ASA ..................................................           Norway          2,186,032             37,855,203
                                                                                                               --------------

      INSURANCE 8.4%
    a Alleghany Corp. ............................................        United States         70,718             13,507,138
    a Berkshire Hathaway Inc., A .................................        United States            853             61,842,500
    a Berkshire Hathaway Inc., B .................................        United States         16,990             41,285,700
      Hartford Financial Services Group Inc. .....................        United States        387,600             19,519,536
      IPC Holdings Ltd. ..........................................           Bermuda           325,665             10,909,777
  a,b Montpelier Re Holdings Ltd. ................................           Bermuda           141,480              4,247,230
      Old Republic International Corp. ...........................        United States        682,900             23,402,983
  a,b Olympus Re Holdings Ltd. ...................................           Bermuda            47,160              6,382,163
      Prudential Financial Inc. ..................................        United States        561,600             18,897,840
      Travelers Property Casualty Corp., A .......................        United States      1,308,910             20,811,669
    c United Fire & Casualty Co. .................................        United States        530,237             17,227,400
      White Mountains Insurance Group Inc. .......................        United States          2,000                790,000
    b White Mountains Insurance Group Inc. .......................        United States        171,515             64,361,004
                                                                                                               --------------

                                                                                                                  303,184,940
                                                                                                               --------------

      IT SERVICES .1%
    a Comdisco Contingent Equity Distribution ....................        United States     41,726,153                154,387
    a Concord EFS Inc. ...........................................        United States        189,600              2,790,912
                                                                                                               --------------

                                                                                                                    2,945,299
                                                                                                               --------------

      LEISURE EQUIPMENT & PRODUCTS .6%
      Agfa Gevaert NV ............................................          Belgium            356,212              7,563,486
      Nintendo Co. Ltd. ..........................................           Japan             200,200             14,555,453
                                                                                                               --------------

                                                                                                                   22,118,939
                                                                                                               --------------

      MACHINERY .9%
      Alfa Laval AB ..............................................           Sweden          1,684,100             16,094,248
    a Joy Global Inc. ............................................        United States        719,545             10,627,680
    a Schindler Holding AG, Reg D ................................         Switzerland          32,235              5,663,822
                                                                                                               --------------

                                                                                                                   32,385,750
                                                                                                               --------------




18 | Semiannual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                           COUNTRY          CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      MARINE .4%
      Koninklijke Nedlloyd Groep NV ..............................         Netherlands         608,090         $   12,611,368
                                                                                                               --------------
      MEDIA 7.2%
      Astral Media Inc., A .......................................           Canada          1,394,900             23,406,602
      Dow Jones & Co. Inc. .......................................        United States         35,100              1,510,353
      E.W. Scripps Co., A ........................................        United States        145,300             12,891,016
    a Hispanic Broadcasting Corp., A .............................        United States         45,900              1,168,155
      Lagardere SCA ..............................................           France            995,248             43,258,732
    a Liberty Media Corp., A .....................................        United States      3,499,818             40,457,896
      McGraw-Hill Cos. Inc. ......................................        United States         64,200              3,980,400
    a NTL Europe Inc. ............................................           France            211,598                  2,116
  a,b NTL Inc. ...................................................        United States        852,697             29,094,022
      NV Holdingsmig de Telegraaf ................................         Netherlands         865,945             13,921,785
      Omnicom Group Inc. .........................................        United States         98,500              7,062,450
      SES Global, FDR ............................................         Luxembourg        6,256,790             40,595,381
    a TVMAX Holdings Inc. ........................................        United States         57,982                123,212
      Washington Post Co., B .....................................        United States         58,003             42,510,399
                                                                                                               --------------
                                                                                                                  259,982,519
                                                                                                               --------------
      METALS & MINING 4.0%
      Anglo American PLC .........................................       United Kingdom        757,700             11,565,362
      Anglo American PLC, ADR ....................................       United Kingdom          1,000                 15,360
      Barrick Gold Corp. .........................................           Canada            478,400              8,563,360
      Fording Canadian Coal Trust ................................           Canada             39,296                705,665
    a Glamis Gold Ltd. ...........................................           Canada            195,600              2,198,206
      Impala Platinum Holdings Ltd. ..............................        South Africa         462,062             27,440,699
  a,b International Steel Group ..................................        United States            679             62,807,500
  a,b International Steel Group, B ...............................        United States             49              4,532,500
      Newmont Mining Corp. .......................................        United States        734,400             23,838,624
    a Wheaton River Minerals Ltd. ................................           Canada          2,216,479              2,773,147
    a Wheaton River Minerals Ltd., wts., 5/30/07 .................           Canada            600,670                274,087
                                                                                                               --------------
                                                                                                                  144,714,510
                                                                                                               --------------
      MULTI-UTILITIES .7%
      Suez SA ....................................................           France          1,616,000             25,720,605
                                                                                                               --------------
      OIL & GAS 2.0%
      Amerada Hess Corp. .........................................        United States         25,400              1,249,172
      BP PLC .....................................................       United Kingdom      2,095,000             14,528,205
      BP PLC, ADR ................................................       United Kingdom        180,900              7,601,418
      Conocophillips .............................................        United States        201,389             11,036,117
  a,c Southwest Royalties Inc., A ................................        United States         53,272              1,598,154
      Total SA, B ................................................           France            127,671             19,294,110
      Total SA, B, ADR ...........................................           France            208,648             15,815,518
                                                                                                               --------------
                                                                                                                   71,122,694
                                                                                                               --------------







                                                          Semiannual Report | 19

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                           COUNTRY          CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      PAPER & FOREST PRODUCTS 1.4%
      Abitibi-Consolidated Inc. ..................................           Canada          2,100,204         $   13,292,920
      Meadwestvaco Corp. .........................................        United States        364,400              9,000,680
      Potlatch Corp. .............................................        United States      1,111,450             28,619,837
                                                                                                               --------------
                                                                                                                   50,913,437
                                                                                                               --------------
      PERSONAL PRODUCTS .3%
      Beiersdorf AG ..............................................           Germany            68,500              9,133,491
                                                                                                               --------------
      PHARMACEUTICALS .8%
      Merck & Co. Inc. ...........................................        United States        209,500             12,685,225
      Takeda Chemical Industries Ltd. ............................            Japan            427,500             15,772,017
                                                                                                               --------------
                                                                                                                   28,457,242
                                                                                                               --------------
      REAL ESTATE 2.8%
      American Financial Realty Trust ............................        United States         96,400              1,437,324
      Canary Wharf Group PLC .....................................       United Kingdom      5,400,183             22,812,278
      Fastighets AB Tornet .......................................           Sweden            876,455             17,463,516
      iStar Financial Inc. .......................................        United States        809,500             29,546,750
  a,b Security Capital European Realty ...........................         Luxembourg          137,880              1,020,312
a,b,c Torre Mayor Investments, LP ................................       United States            1701              7,000,000
      Ventas Inc. ................................................        United States        856,200             12,971,430
                                                                                                               --------------
                                                                                                                  102,251,610
                                                                                                               --------------
      ROAD & RAIL 1.0%
      Canadian National Railway Co. ..............................           Canada            402,300             19,268,949
      Florida East Coast Industries Inc., A ......................        United States        565,700             14,453,635
      Florida East Coast Industries Inc., B ......................        United States         55,100              1,371,990
                                                                                                               --------------
                                                                                                                   35,094,574
                                                                                                               --------------
      SOFTWARE .2%
      J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03 ...............        United States            512                 97,280
    a Peoplesoft Inc. ............................................        United States        341,700              6,010,503
      Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03 ...................        United States            126                  6,930
                                                                                                               --------------
                                                                                                                    6,114,713
                                                                                                               --------------
      THRIFTS & MORTGAGE FINANCE .6%
      Freddie Mac ................................................        United States        171,100              8,686,747
      Greenpoint Financial Corp. .................................        United States         96,196              4,900,224
      Hudson City Bancorp Inc. ...................................        United States        333,633              8,530,996
                                                                                                               --------------
                                                                                                                   22,117,967
                                                                                                               --------------
      TOBACCO 8.1%
      Altadis SA .................................................            Spain          2,711,491             69,499,063
      Altria Group Inc. ..........................................        United States        661,100             30,040,384
      British American Tobacco PLC ...............................       United Kingdom      5,449,518             61,823,132
      Gallaher Group PLC .........................................       United Kingdom      1,624,963             15,954,406
      Gallaher Group PLC, ADR ....................................       United Kingdom         17,700                700,920
      Imperial Tobacco Group PLC .................................       United Kingdom      3,308,532             59,126,750
      ITC Ltd. ...................................................            India          1,202,467             19,830,226
      Korea Tobacco & Ginseng Corp., GDR, 144A ...................         South Korea       4,493,078             37,202,686
                                                                                                               --------------
                                                                                                                  294,177,567
                                                                                                               --------------





20 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                           COUNTRY          CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      TRADING COMPANIES & DISTRIBUTORS .4%
      Compania de Distribucion Intefral Logista SA ...............            Spain            593,870         $   14,185,064
                                                                                                               --------------
      TRANSPORTATION INFRASTRUCTURE 1.2%
    a Laidlaw International Inc. .................................        United States      1,175,050         $    9,752,915
      Mersey Docks & Harbour Co. .................................       United Kingdom      1,679,485             15,339,597
      Peninsular & Oriental Steam Navigation Co. .................       United Kingdom      4,621,213             17,920,250
                                                                                                               --------------
                                                                                                                   43,012,762
                                                                                                               --------------
      WIRELESS TELECOMMUNICATION SERVICES .6%
    a Spectrasite Inc. ...........................................        United States        441,761             22,021,786
                                                                                                               --------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $2,105,121,427)                                                                                   2,557,523,063
                                                                                                               --------------
      PREFERRED STOCKS .6%
      CONSTRUCTION MATERIALS .1%
      Dyckerhoff AG, pfd. ........................................           Germany           384,617              4,518,359
                                                                                                               --------------
      ELECTRIC UTILITIES
    a Calpine Capital Trust, 5.75%, cvt. pfd. ....................        United States         28,900              1,242,700
                                                                                                               --------------
      FOOD PRODUCTS .1%
      Unilever NV, pfd. ..........................................         Netherlands         239,100              1,455,231
                                                                                                               --------------
      HEALTH CARE PROVIDERS & SERVICES
    a Genesis Health Ventures Inc., PIK, 6.00%, cvt. pfd. ........        United States          2,804                236,938
                                                                                                               --------------
      HOUSEHOLD PRODUCTS .3%
      Henkel KGAA, pfd. ..........................................           Germany           157,800              9,676,646
                                                                                                               --------------
      INSURANCE .1%
    c United Fire & Casualty Co., 6.375%, cvt. pfd. ..............        United States        110,800              3,130,100
                                                                                                               --------------
      MEDIA
    a NTL Europe Inc., 10.00%, A, pfd. ...........................        United States         93,617                187,234
                                                                                                               --------------
      TOTAL PREFERRED STOCKS (COST $22,233,926)                                                                    20,447,208
                                                                                                               --------------


                                                                          ----------------------------------------------------------
                                                                           COUNTRY       PRINCIPAL AMOUNTE        VALUE
                                                                          ----------------------------------------------------------
      CORPORATE BONDS & NOTES 5.0%
      Alderwoods Group Inc., 12.25%, 1/02/09 .....................        United States   $  4,526,700              4,753,035
      Calpine Canada Energy Finance,
        8.50%, 5/01/08 ...........................................           Canada          9,803,000              7,695,355
        8.375%, 10/15/08 .........................................           Canada            175,000 EUR            146,702
      Calpine Corp.,
        7.875%, 4/01/08 ..........................................        United States      2,333,000              1,796,410
        7.75%, 4/15/09 ...........................................        United States      4,730,000              3,523,850
        8.625%, 8/15/10 ..........................................        United States      5,275,000              3,982,625
        cvt., 4.00%, 12/26/06 ....................................        United States     14,240,000             12,887,200
        cvt., 144A, 4.00%, 12/26/06 ..............................        United States      1,675,000              1,515,875






                                                          Semiannual Report | 21

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT E         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONT.)
      Charter Communications Holdings LLC,
        8.625%, 4/01/09 ..........................................        United States   $  1,640,000         $    1,189,000
       10.00%, 5/15/11 ...........................................        United States      6,180,000              4,480,500
        senior disc. note, zero cpn., 1/15/06 ....................        United States      3,100,000              1,627,500
        zero cpn., 5/15/11 .......................................        United States      2,295,000              1,170,450
      Charter Communications Operating LLC, Bank Claim ...........        United States      9,223,500              8,485,620
      DecisionOne Corp., Term Loan ...............................        United States      2,846,901              2,391,397
      Eurotunnel Finance Ltd., Equity Note, 12/31/03 .............       United Kingdom      3,925,876 GBP          2,105,427
      Eurotunnel PLC,
        12/31/18, Tier 2 .........................................       United Kingdom      5,731,599 GBP          6,856,998
        12/31/25, Tier 3 .........................................       United Kingdom      5,190,338 GBP          5,310,159
        12/31/50, Resettable Advance R5 ..........................       United Kingdom      3,245,036 GBP          2,302,545
        Stabilization Advance S8, Tier 1 .........................       United Kingdom      4,223,960 GBP          1,672,828
        Stabilization Advance S8, Tier 2 .........................       United Kingdom      3,636,682 GBP          1,410,241
      Eurotunnel SA,
        5.28%, 12/31/18, Tier 2 (Pibor) ..........................           France            628,134 EUR            522,958
        5.28%, 12/31/25, Tier 3 (Pibor) ..........................           France          1,469,409 EUR          1,046,191
        12/31/18, Tier 2 (Libor) .................................           France          1,420,047 EUR          1,182,272
        12/31/25, Tier 3 (Libor) .................................           France          6,598,601 EUR          4,698,077
        12/31/50, Resettable Advance R4 ..........................           France            146,439 EUR             72,311
        Stabilization Advance S6, Tier 1 (Pibor) .................           France            494,873 EUR            136,390
        Stabilization Advance S6, Tier 2 (Libor) .................           France          1,149,599 EUR            310,235
        Stabilization Advance S7, Tier 1 (Pibor) .................           France          1,454,738 EUR            400,934
      KFW International Finance Inc., 6.25%, 10/15/03 ............           Germany        10,000,000 EUR         11,615,978
      Level 3 Communications Inc.,
        Term Loan A ..............................................        United States      2,179,000              2,015,575
        Term Loan C ..............................................        United States        663,500                627,007
      Marconi Corp., 10.00%, 10/31/08 ............................       United Kingdom      2,601,877              2,653,915
      Marconi PLC, 8.00%, 4/30/08 ................................       United Kingdom      6,967,370              6,340,307
      Midwest Generation LLC, 8.56%, 1/02/16 .....................        United States      4,475,000              4,475,000
      Mirant Americas Generation Inc., 7.625%, 5/01/06 ...........        United States      1,680,000              1,302,000
      Mirant Mid-Atlantic LLC,
        9.125%, 6/30/17 ..........................................        United States        661,951                645,402
       10.06%, 12/30/28 ..........................................       United States      2,119,090               2,101,832
      NTL Inc., 19.00%, 1/09/10 ..................................        United States     23,470,000             23,352,650
      Providian Financial Corp., cvt., zero cpn., 2/15/21 ........        United States     13,230,000              5,788,125
      Qwest Capital Funding, 5.875%, 8/03/04 .....................        United States      8,745,000              8,417,062
      Qwest Services Corp., 13.50%, 12/15/10 .....................        United States     15,945,000             18,097,575
      Reliant Energy Inc., 9.237%, 7/02/17 .......................        United States        551,946                521,589
      Sepracor Inc., cvt., 5.00%, 2/15/07 ........................        United States      7,755,000              6,882,562
    c Southwest Royalties Inc., 11.50%, 6/30/04 ..................        United States      3,551,000              3,551,000
      TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ..................        United States        175,246                175,246
      XO Communications Inc., 7/15/09 ............................        United States      7,997,648              7,717,730
                                                                                                               --------------
      TOTAL CORPORATE BONDS & NOTES (COST $157,256,287)                                                           189,953,640
                                                                                                               --------------








22 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNTE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION 5.8%
    a Adelphia Communications Corp.,
        9.25%, 10/01/02 ..........................................        United States   $  1,660,000         $    1,012,600
        8.125%, 7/15/03 ..........................................        United States        650,000                406,250
        7.50%, 1/15/04 ...........................................        United States      1,655,000              1,026,100
       10.50% 7/15/04 ............................................        United States      2,605,000              1,654,175
       10.25% 11/01/06 ...........................................        United States      2,480,000              1,525,200
        8.375% 2/01/08 ...........................................        United States      5,130,000              3,206,250
        7.75% 1/15/09 ............................................        United States      4,500,000              2,812,500
        7.875% 5/01/09 ...........................................        United States      1,790,000              1,091,900
        9.375% 11/15/09 ..........................................        United States      1,280,000                825,600
       10.25%, 6/15/11 ...........................................        United States      4,940,000              3,186,300
        cvt., 6.00% 2/15/06 ......................................        United States     22,185,000              3,993,300
        cvt., 3.25% 5/01/21 ......................................        United States      2,555,000                459,900
    a Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ........        United States        280,000                 56,000
    a Amerco,
        7.85%, 5/15/03 ...........................................        United States        225,000                186,750
        8.03%, 9/18/06 ...........................................        United States        380,000                319,200
        7.47%, 1/15/27 ...........................................        United States      1,570,000              1,318,800
    a Century Communications Corp.,
        9.50%, 3/01/05 ...........................................        United States        340,000                221,000
        8.875%, 1/15/07 ..........................................        United States        260,000                169,000
        8.375%, 12/15/07 .........................................        United States        392,000                254,800
        zero cpn., 3/15/03 .......................................        United States      4,770,000              2,838,150
    a Dow Corning Corp.,
        8.55%, 3/01/01 ...........................................        United States      2,705,000              4,814,900
        9.375%, 2/01/08 ..........................................        United States        100,000                196,000
        8.15%, 10/15/29 ..........................................        United States        500,000                875,000
        Bank Claim ...............................................        United States      6,938,674             11,865,133
        Bank Debt ................................................        United States      1,241,480              2,122,931
        Bank Debt #1 .............................................        United States      3,250,000              5,557,500
    a Frontier Corp., 7.25%, 5/15/04 .............................        United States        970,000                 70,325
    a Global Crossing Holdings Ltd.,
        9.125%, 11/15/06 .........................................        United States      5,415,000                257,212
        9.625%, 5/15/08 ..........................................        United States      2,675,000                127,062
        9.50%, 11/15/09 ..........................................        United States      4,480,000                212,800
        Bank Claim ...............................................        United States      3,810,300                847,792
        Revolver .................................................        United States     19,266,242              4,286,739
        Term Loan ................................................        United States      8,200,000              1,824,500
    a Global Crossing Ltd., 6.00%, 10/15/03 ......................        United States        920,000                 66,700
    a Harnischfeger Industries Inc.,
        8.90%, 3/01/22 ...........................................        United States      2,885,000                 18,175
        8.70%, 6/15/22 ...........................................        United States      2,715,000                 17,376
        7.25%, 12/15/25 ..........................................        United States      3,930,000                 25,152
        6.875%, 2/15/27 ..........................................        United States      3,670,000                 23,121
      Stipulated Bank Claim ......................................        United States      4,550,000                 28,210
    a Healthsouth Corp.,
        8.50%, 2/01/08 ...........................................        United States      5,205,000              4,111,950
        7.00%, 6/15/08 ...........................................        United States      2,805,000              2,215,950
        8.375%, 10/01/11 .........................................        United States      1,680,000              1,327,200


                                                          Semiannual Report | 23

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNTE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION (CONT.)

        7.625%, 6/01/12 ..........................................        United States   $ 13,535,000         $   10,557,300
    a Metromedia Fiber Network Inc.,
        14.00%, 3/15/07 ...........................................       United States     17,490,000              7,520,700
        10.00%, 11/15/08 ..........................................       United States     11,585,000                695,100
        senior note, 10.00%, 12/15/09 .............................       United States     11,832,000                709,920
        senior note, 10.00%, 12/15/09 .............................       United States      5,460,000 EUR            313,501
    a NRG Energy Inc.,
        7.625%, 2/01/06 ..........................................        United States      4,490,000              1,930,700
        6.75%, 7/15/06 ...........................................        United States      5,405,000              2,324,150
        7.50%, 6/15/07 ...........................................        United States      4,580,000              1,969,400
        7.50%, 6/01/09 ...........................................        United States      1,220,000                524,600
        8.25%, 9/15/10 ...........................................        United States      5,426,000              2,360,310
        8.00%, 11/01/13 ..........................................        United States      2,590,000              1,126,650
        8.70%, 3/15/20 ...........................................        United States      2,430,000              1,057,050
        8.625%, 4/01/31 ..........................................        United States      2,700,000              1,174,500
        Revolver ..................................................       United States     10,063,500              4,327,305
    a NRG Northeast Generating LLC,
        8.065%, 12/15/04 .........................................        United States      1,015,953              1,000,714
        8.842%, 6/15/15 ..........................................        United States      3,662,000              3,607,070
        9.292%, 12/15/24 .........................................        United States      3,270,000              3,220,950
    a Owens Corning, Revolver ....................................        United States     18,095,669             13,752,708
      PG & E Corp.,
        7.375%, 11/01/05 .........................................        United States     16,128,000             16,652,160
        6.50%, 9/02/06 ...........................................        United States      3,366,700              3,652,870
        Commercial Paper, 1/18/01 .................................       United States        660,000                663,300
        Commercial Paper, 1/30/01 .................................       United States        325,000                329,875
        Commercial Paper, 2/16/01 .................................       United States        975,000                979,875
        FRN, 144A, 7.583%, 10/31/01 ...............................       United States      5,561,000              5,713,927
        MTN, 5.94%, 10/07/03 ......................................       United States        825,000                816,750
    a Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ........        United States        150,000                 30,000
    a Safety Kleen Corp.,
        9.25%, 5/15/09 ...........................................        United States        520,000                 28,600
        Revolver ..................................................       United States      4,599,588              1,701,848
        Term Loan .................................................       United States        483,137 CAD             71,115
        Term Loan A ...............................................       United States      3,812,689                953,172
        Term Loan B ...............................................       United States      4,450,967              1,112,742
        Term Loan C ...............................................       United States      4,065,967              1,016,492
    a Safety Kleen Services, 9.25%, 6/01/08 ......................        United States         40,000                    200
    a Telewest Communications PLC,
       11.00%, 10/01/07 ..........................................       United Kingdom      6,557,000              2,409,697
       11.25%, 11/01/08 ..........................................       United Kingdom      1,015,000                373,012
        9.875%, 2/01/10 ..........................................       United Kingdom      2,060,000 GBP          1,215,244
        Bank Claim ................................................      United Kingdom     24,045,000 GBP         10,316,166
        cvt., 5.25%, 2/19/07 .....................................       United Kingdom      6,145,000 GBP          3,320,882
        senior disc. note, zero cpn. .............................       United Kingdom      2,615,000                830,263
        senior disc. note, zero cpn. .............................       United Kingdom      2,020,000                600,950
        zero cpn., 4/15/04 .......................................       United Kingdom      7,850,000 GBP          4,047,994
    a Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ................       United Kingdom      5,738,000              2,639,480




24 | Semiannual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNTE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
    a WorldCom Inc.,
        7.875%, 5/15/03 ..........................................        United States   $    435,000         $      131,588
        6.25%, 8/15/03 ...........................................        United States        680,000                202,300
        6.50%, 5/15/04 ...........................................        United States        875,000                260,313
        6.40%, 8/15/05 ...........................................        United States      1,550,000                461,125
        8.00%, 5/15/06 ...........................................        United States        860,000                255,850
        7.75%, 4/01/07 ...........................................        United States        350,000                104,125
        8.25%, 5/15/10 ...........................................        United States      7,055,000              2,098,863
        7.375%, 1/15/11 ..........................................        United States     13,034,000              3,877,615
        7.50%, 5/15/11 ...........................................        United States     14,480,000              4,307,800
        7.75%, 4/01/27 ...........................................        United States      1,330,000                395,675
        8.25%, 5/15/31 ...........................................        United States     16,465,000              4,898,338
                                                                                                               --------------
      TOTAL BONDS & NOTES IN REORGANIZATION (COST $196,885,622) ..                                                202,098,337
                                                                                                               --------------

                                                                          ---------------------------------------------------
                                                                                        SHARES/PRINCIPAL
                                                                           COUNTRY           AMOUNTE                VALUE
                                                                          ---------------------------------------------------

      COMPANIES IN LIQUIDATION .1%
    a Brunos Inc., Liquidating Unit ..............................        United States         40,574                178,526
    a City Investing Company Liquidating Trust ...................        United States        125,500                239,705
    a Fine Host Corp. ............................................        United States        212,022              1,668,613
    a Guangdong International Trust & Investment Corp.,
        144A, 8.75%, 10/24/16 ....................................            China          2,600,000                299,000
       Revolver - Admitted Claim .................................         Hong Kong           536,784                 61,730
       Structured Note - Admitted Claim ..........................         Hong Kong           849,105                 97,647
       Syndicated Loan - Admitted Claim ..........................         Hong Kong         1,468,105                168,832
    a MBOP Liquidating Trust .....................................        United States        273,144                 27,314
    a Petrie Stores Liquidating Trust, CBI .......................        United States      1,213,700                794,974
    a United Companies Financial Corp., Revolver .................        United States     19,711,401                197,114
                                                                                                               --------------
      TOTAL COMPANIES IN LIQUIDATION (COST $2,676,275)                                                              3,733,455
                                                                                                               --------------
      GOVERNMENT AGENCIES 16.0%
      Bundesrepublik Deutschland, 3.50% to 4.25%, with
        maturities to 3/12/04 ....................................           Germany        45,000,000 EUR         52,015,078
      Canada Treasury Bill, 3.324%, 2/26/04 ......................           Canada         20,000,000 CAD         14,423,797
    f Federal Home Loan Bank, 0.884% to 3.280%, with
        maturities to 11/14/05 ...................................        United States    109,500,000            109,370,306
      Federal Home Loan Mortgage Corp., 0.990% to 1.833%,
        with maturities to 5/19/06 ...............................        United States    129,500,000            128,991,575
    f Federal National Mortgage Association, 0.91% to 3.00%,
        with maturities to 12/18/06 ..............................        United States    226,313,000            225,752,953
      German Treasury Bills, 1.975% to 2.440%, with
        maturities to 11/12/03 ...................................           Germany        21,000,000 EUR         23,972,696
      Kingdom of Norway, 5.75% to 6.75%, with maturities to 1/15/07          Norway        130,870,000 NOK         19,155,341
      U.S. Treasury Bill, 1.116%, 11/06/03 .......................        United States      5,000,000              4,983,895
                                                                                                               --------------
   TOTAL GOVERNMENT AGENCIES (COST $572,947,523) .................                                                578,665,641
                                                                                                               --------------







                                                          Semiannual Report | 25

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT E         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS .5%
      Bradford & Bingley PLC, Commercial Paper, 8/21/03 ..........       United Kingdom   $  5,000,000         $    4,992,019
      Lloyds Tsb Bank PLC, Commercial Paper, 7/22/03 .............       United Kingdom      5,000,000              4,996,639
      Northern Rock PLC, Commercial Paper, 7/08/03 ...............       United Kingdom     10,000,000              9,997,556
                                                                                                               --------------
      TOTAL SHORT TERM INVESTMENTS (COST $19,986,253) ............                                                 19,986,214
                                                                                                               --------------
      TOTAL INVESTMENTS (COST $3,077,107,313) 98.8% ..............                                              3,572,407,558
      OPTIONS WRITTEN ............................................                                                    (87,790)
      SECURITIES SOLD SHORT (.8)% ................................                                                (28,359,099)
      NET EQUITY IN FORWARD CONTRACTS (.7)% ......................                                                (25,685,749)
      OTHER ASSETS, LESS LIABILITIES 2.7% ........................                                                 95,834,709
                                                                                                               --------------
       NET ASSETS 100.0% .........................................                                             $3,614,109,629
                                                                                                               --------------

                                                                          ---------------------------------------------------
      OPTIONS WRITTEN                                                      COUNTRY               CONTRACTSVALUE
                                                                          ---------------------------------------------------
      ISSUER
      HEALTH CARE EQUIPMENT & SUPPLIES
      Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03 ...............        United States            467         $       51,370
                                                                                                               --------------

      METALS & MINING
      Barrick Gold, Jul. 17.5 Puts, 7/19/03 ......................           Canada                188                 32,900
                                                                                                               --------------

      THRIFTS & MORTGAGE FINANCE
      Freddie Mac, Jul. 45 Puts, 7/19/03 .........................        United States            176                  3,520
                                                                                                               --------------
      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $138,071) .........                                             $       87,790
                                                                                                               --------------

                                                                          ---------------------------------------------------
      SECURITIES SOLD SHORT .8%                                            COUNTRY               SHARESVALUE
                                                                          ---------------------------------------------------
      ISSUER
      AUTOMOBILES .2%
    g General Motors Corp. .......................................        United States        216,800         $    7,804,800
                                                                                                               --------------
      CHEMICALS
    g Ecolab Inc. ................................................        United States         13,100                335,360
                                                                                                               --------------
      FOOD PRODUCTS .4%
    g Kraft Foods Inc., A ........................................        United States        428,000             13,931,400
                                                                                                               --------------
      HEALTH CARE PROVIDERS & SERVICES
    g Cobalt Corp. ...............................................        United States          4,100                 84,255
                                                                                                               --------------
      HOUSEHOLD PRODUCTS
    g Clorox Co. .................................................        United States         22,600                963,890
                                                                                                               --------------
      IT SERVICES .1%
    g First Data Corp. ...........................................        United States         75,900              3,145,296
                                                                                                               --------------
      MEDIA
    g Univision Communications Inc., A ...........................        United States         39,200              1,191,680
                                                                                                               --------------
      SOFTWARE
    g J.D. Edwards & Co. .........................................        United States         51,200                733,696
                                                                                                               --------------
      THRIFTS & MORTGAGE FINANCE
    g New York Community Bancorp Inc. ............................        United States          5,800                168,722
                                                                                                               --------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $30,955,984) .........                                             $   28,359,099
                                                                                                               --------------






26 | Semiannual Report

MUTUAL DISCOVERY FUND

                                                                      --------------------------------------------------------------
                                                                                                  VALUE AT       UNREALIZED
      SYNTHETIC EQUITY SWAPS (SES)                                         COUNTRY     SHARES      6/30/03       GAIN/LOSS
                                                                      --------------------------------------------------------------
      ISSUER
    h Smith & Nephew PLC, ses., 3.75 GBP .........................    United Kingdom   65,000    $  373,529    $       28,117
    h Smith & Nephew PLC, ses., 3.78 GBP .........................    United Kingdom   16,700        95,968             7,878
                                                                                                 ----------------------------

      TOTAL SYNTHETIC EQUITY SWAPS ...............................                               $  469,497    $       35,995
                                                                                                 ----------------------------



CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - European Unit | GBP - British Pound | NOK - Norwegian Krone





aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 8 regarding Holdings of 5% Voting Securities.
dA member of the Fund's Portfolio Managment team serves as a member on the board of directors. As a result of this involvement, the
Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
eThe principal amount is stated in U.S. dollars unless otherwise indicated.
fSee Note 1(f) regarding securities segregated with broker for securities sold short.
gSee Note 1(f) regarding securities sold short.
hSee Note 1(d) regarding synthetic equity swaps.



                     Semiannual Report | See notes to financial statements. | 27

MUTUAL DISCOVERY FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................................................      $3,023,792,204
  Cost - Controlled affiliates .......................................................................           5,399,238
  Cost - Non-controlled affiliated issuers ...........................................................          47,915,871
                                                                                                            --------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
 in the amount of $19,122,586) .......................................................................       3,514,547,233
  Value - Controlled affiliates ......................................................................             119,112
  Value - Non-controlled affiliated issuers ..........................................................          57,741,213
 Cash ................................................................................................           2,846,295
 Foreign currency, at value (cost $50,790,447) .......................................................          50,281,661
 Receivables:
  Investment securities sold .........................................................................          25,132,008
  Capital shares sold ................................................................................          40,767,098
  Dividends and interest .............................................................................          13,333,708
 Unrealized gain on forward exchange contracts (Note 6) ..............................................           6,149,309
 Deposits with broker for securities sold short ......................................................          30,065,077
 Due from broker - variation margin ..................................................................              37,021
                                                                                                            --------------
      Total assets ...................................................................................       3,741,019,735
                                                                                                            --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................................          57,107,698
  Capital shares redeemed ............................................................................           4,178,788
  Affiliates .........................................................................................           4,766,901
 Options written, at value (premiums received $138,071) ..............................................              87,790
 Securities sold short, at value (proceeds $30,955,984) ..............................................          28,359,099
 Unrealized loss on forward exchange contracts (Note 6) ..............................................          31,835,058
 Other liabilities ...................................................................................             574,772
                                                                                                            --------------
      Total liabilities ..............................................................................         126,910,106
                                                                                                            --------------
       Net assets, at value ..........................................................................      $3,614,109,629
                                                                                                            --------------

Net assets consist of:
 Undistributed net investment income .................................................................      $   22,020,477
 Net unrealized appreciation (depreciation) ..........................................................         471,803,496
 Accumulated net realized gain (loss) ................................................................        (229,987,734)
 Capital shares ......................................................................................       3,350,273,390
                                                                                                            --------------
       Net assets, at value ..........................................................................      $3,614,109,629
                                                                                                            --------------






28 | Semiannual Report

MUTUAL DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2003 (unaudited)



CLASS Z:
 Net asset value and maximum offering price per share ($1,869,795,211 / 104,728,379 shares outstanding)..           $17.85
                                                                                                            --------------
CLASS A:
 Net asset value per share ($1,065,781,022 / 60,147,802 shares outstanding) .............................           $17.72
                                                                                                            --------------
 Maximum offering price per share ($17.72 / 94.25%) .....................................................           $18.80
                                                                                                            --------------
CLASS B:
 Net asset value and maximum offering price per share ($83,791,792 / 4,806,336 shares outstanding)a .....           $17.43
                                                                                                            --------------
CLASS C:
 Net asset value per share ($582,891,290 / 33,067,973 shares outstanding)a ..............................           $17.63
                                                                                                            --------------
 Maximum offering price per share ($17.63 / 99.00%) .....................................................           $17.81
                                                                                                            --------------
CLASS R:
 Net asset value and maximum offering price per share ($11,850,314 / 671,588 shares outstanding)a .......           $17.65
                                                                                                            --------------





aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.





                     Semiannual Report | See notes to financial statements. | 29

MUTUAL DISCOVERY FUND

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (unaudited)



Investment income:
 (net of foreign taxes of $3,940,492)
 Dividends:
  Unaffiliated issuers ..................................................................................     $ 40,570,860
  Non-controlled affiliated issuers (Note 8) ............................................................          306,638
 Interest:
  Unaffiliated issuers ..................................................................................       18,906,512
  Non-controlled affiliated issuers .....................................................................          196,785
                                                                                                            --------------
      Total investment income (Note 8) ..................................................................       59,980,795
Expenses:
 Management fees (Note 3) ...............................................................................       12,891,628
 Administrative fees (Note 3) ...........................................................................        1,257,261
 Distribution fees (Note 3)
  Class A ...............................................................................................        1,655,059
  Class B ...............................................................................................          349,739
  Class C ...............................................................................................        2,626,241
  Class R ...............................................................................................           19,828
 Transfer agent fees (Note 3) ...........................................................................        2,657,700
 Custodian fees .........................................................................................          240,400
 Reports to shareholders ................................................................................          136,900
 Registration and filing fees ...........................................................................           48,800
 Professional fees ......................................................................................           22,300
 Directors' fees and expenses ...........................................................................           82,200
 Dividends for securities sold short ....................................................................          692,355
 Other ..................................................................................................           48,600
                                                                                                            --------------
      Total expenses ....................................................................................       22,729,011
                                                                                                            --------------
       Net investment income ............................................................................       37,251,784
                                                                                                            --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................................       40,731,279
   Non-controlled affiliated issuers (Note 8) ...........................................................          369,393
  Written options (Note 1e) .............................................................................          162,195
  Securities sold short (Note 1f) .......................................................................         (288,229)
  Foreign currency transactions .........................................................................      (93,762,621)
                                                                                                            --------------
       Net realized gain (loss) ........................................................................       (52,787,983)
Net unrealized appreciation (depreciation) on:                                                              --------------
 Investments ............................................................................................      344,237,705
 Translation of assets and liabilities denominated in foreign currencies ................................       22,733,443
                                                                                                            --------------
       Net unrealized appreciation (depreciation) .......................................................      366,971,148
                                                                                                            --------------
Net realized and unrealized gain (loss) .................................................................      314,183,165
                                                                                                            --------------
Net increase (decrease) in net assets resulting from operations .........................................     $351,434,949
                                                                                                            ==============






30 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended June 30, 2003
(unaudited) and the year ended December 31, 2002
                                                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                                            JUNE 30, 2003    DECEMBER 31, 2002
                                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................   $   37,251,784       $   55,319,946
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions ...................................................      (52,787,983)        (152,264,558)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ...................................      366,971,148         (242,273,171)
                                                                                           -----------------------------------
     Net increase (decrease) in net assets resulting from operations ...................      351,434,949         (339,217,783)
 Distributions to shareholders from:
  Net investment income:
   Class Z .............................................................................      (11,287,625)         (32,672,055)
   Class A .............................................................................       (6,301,544)         (14,607,025)
   Class B .............................................................................         (461,587)            (690,755)
   Class C .............................................................................       (3,149,991)          (4,741,427)
   Class R .............................................................................          (70,362)             (60,810)
  Net realized gains:
   Class Z .............................................................................               --           (8,370,352)
   Class A .............................................................................               --           (4,428,903)
   Class B .............................................................................               --             (260,727)
   Class C .............................................................................               --           (2,591,831)
   Class R .............................................................................               --               (2,985)
                                                                                           -----------------------------------
 Total distributions to shareholders ...................................................      (21,271,109)         (68,426,870)
 Capital share transactions (Note 2):
  Class Z ..............................................................................       23,272,592          (43,529,993)
  Class A ..............................................................................       43,226,406          132,014,004
  Class B ..............................................................................       11,741,690           31,294,863
  Class C ..............................................................................        5,726,942           31,091,069
  Class R ..............................................................................        6,859,912            4,180,662
                                                                                           -----------------------------------
 Total capital share transactions ......................................................       90,827,542          155,050,605
 Redemption fees (Note 1m) .............................................................               --                7,611
     Net increase (decrease) in net assets .............................................      420,991,382         (252,586,437)
Net assets:
 Beginning of period ...................................................................    3,193,118,247        3,445,704,684
                                                                                           -----------------------------------
 End of period .........................................................................   $3,614,109,629       $3,193,118,247
                                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period .........................................................................   $   22,020,477       $    6,039,875
                                                                                           ===================================





                     Semiannual Report | See notes to financial statements. | 31

MUTUAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.







32 | Semiannual Report

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Foreign Currency Contracts (continued)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.





                                                          Semiannual Report | 33

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. Securities Sold Short (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Securities Lending

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

h. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

j. Securities Issued on a When-issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.







34 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

m. Redemption Fees

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                       --------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                       --------------------------------------------------------------

CLASS Z SHARES:
Shares sold .........................   5,883,343    $ 99,695,879          7,592,317    $ 136,738,634
Shares issued on reinvestment of
 distributions ......................     580,511      10,356,368          2,257,247       38,046,663
Shares redeemed .....................  (5,323,734)    (86,779,655)       (12,423,671)    (218,315,290)
                                       --------------------------------------------------------------
Net increase (decrease) .............   1,140,120    $ 23,272,592         (2,574,107)   $ (43,529,993)
                                       ==============================================================
CLASS A SHARES:
Shares sold .........................   7,795,813    $128,072,136         22,018,502    $ 386,680,451
Shares issued on reinvestment of
 distributions ......................     335,311       5,938,299          1,070,357       17,995,086
Shares redeemed .....................  (5,594,812)    (90,784,029)       (15,885,271)    (272,661,533)
                                       --------------------------------------------------------------
Net increase (decrease) .............   2,536,312    $ 43,226,406          7,203,588    $ 132,014,004
                                       ==============================================================







                                                          Semiannual Report | 35

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)
                                       --------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                       --------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       --------------------------------------------------------------

CLASS B SHARES:
Shares sold .........................     985,344    $ 15,903,897          2,193,300    $  38,422,888
Shares issued on reinvestment of
 distributions ......................      23,935         417,167             51,523          858,862
Shares redeemed .....................    (288,639)     (4,579,374)          (472,537)      (7,986,887)
                                       --------------------------------------------------------------
Net increase (decrease) .............     720,640    $ 11,741,690          1,772,286    $  31,294,863
                                       --------------------------------------------------------------
CLASS C SHARES:
Shares sold .........................   2,718,206    $ 44,614,821          6,397,726    $ 112,767,752
Shares issued on reinvestment of
 distributions ......................     161,109       2,838,747            390,105        6,661,968
Shares redeemed .....................  (2,604,657)    (41,726,626)        (5,153,458)     (88,338,651)
                                       --------------------------------------------------------------
Net increase (decrease) .............     274,658    $  5,726,942          1,634,373    $  31,091,069
                                       --------------------------------------------------------------

                                       --------------------------------------------------------------
                                            SIX MONTHS ENDED                     PERIOD ENDED
                                              JUNE 30, 2003                   DECEMBER 31, 2002A
                                       --------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       --------------------------------------------------------------

CLASS R SHARES:
Shares sold .........................     491,881    $  7,923,989            263,207   $    4,475,317
Shares issued on reinvestment of
 distributions ......................       3,980          70,218              3,923           63,361
Shares redeemed .....................     (69,915)     (1,134,295)           (21,488)        (358,016)
                                       --------------------------------------------------------------
Net increase (decrease) .............     425,946    $  6,859,912            245,642   $    4,180,662
                                       ==============================================================

aEffective date of Class R shares was January 2, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

-----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
-----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion










36 | Semiannual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, 1.00% and .50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $175,353 and $35,062, respectively.


4. INCOME TAXES

At June 30, 2003, the net unrealized appreciation (depreciation) and the cost of investments for income tax purposes were as follows:

Cost of investments ....................................  $3,091,253,234
                                                          --------------
Unrealized appreciation ................................     641,211,342
Unrealized depreciation ................................    (160,057,018)
                                                          --------------
Net unrealized appreciation (depreciation) .............  $  481,154,324
                                                          ==============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies shares, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $64,922,862. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $144,728,368 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended June 30, 2003, aggregated $669,860,822 and $637,599,710, respectively.

Transactions in options written during the period ended June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
--------------------------------------------------------------------------------
Options outstanding at
 December 31, 2002 ..................         194,800         $ 123,438
Options written .....................          10,091           442,473
Options expired .....................        (129,652)         (130,429)
Options terminated in closing
 transactions .......................            (346)          (71,054)
Options exercised ...................         (74,062)         (226,357)
                                       -----------------------------------------
Options outstanding at
 June 30, 2003 ......................             831         $ 138,071
                                       =========================================



                                                          Semiannual Report | 37

Mutual Discovery Fund

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-------------------------------------------------------------------------------------------------------------------
                                                              IN                SETTLEMENT             UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR              DATE                GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
       1,983,000 European Unit ...............     U.S.   $ 2,108,573             7/08/03 U.S.         $  168,031
       4,700,000 European Unit ...............              5,033,780             7/28/03                 358,639
      17,240,000 British Pounds ..............             27,960,659             7/28/03                 427,382
      19,546,485 Swiss Franc .................             14,278,154             8/13/03                 167,574
       2,928,500 European Unit ...............              3,143,578             9/10/03                 212,208
      13,775,000 Danish Krone ................              1,982,328             9/17/03                 141,575
                                                         ------------                                  ----------
                                                   U.S.  $ 54,507,072                             U.S. $1,475,409
                                                         ============                                  ==========
-------------------------------------------------------------------------------------------------------------------
                                                              IN                SETTLEMENT             UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR            DATE                  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
      10,387,200 Japanese Yen ................   U.S.  $1,223,653,738             7/14/03 U.S.         $  190,857
      13,120,833 Canadian Dollars ............              9,703,706             7/21/03                  60,722
       6,500,000 European Unit ...............              7,517,088             7/28/03                  59,487
       7,106,911 British Pounds ..............             11,774,553             7/28/03                  72,042
       8,055,381 Swiss Franc .................              6,183,632             8/13/03                 230,345
      66,986,736 European Unit ...............             78,370,457             8/21/03               1,567,129
  23,314,615,783 Korean Won ..................             19,430,804             9/15/03                  46,380
      14,000,000 Danish Krone ................              2,166,043             9/17/03                   7,448
     414,547,979 Swedish Krona ...............             52,909,761             9/23/03               1,350,136
   4,276,030,483 Japanese Yen ................             36,280,288             9/24/03                 566,991
      10,045,238 European Unit ...............             11,892,182             9/25/03                 386,097
      26,151,184 Norwegian Krone .............              3,723,903            10/15/03                 127,011
      36,950,000 European Unit ...............             42,230,160            12/29/03                   9,255
                                                       --------------                                  ----------
                                                 U.S.  $1,505,836,315                                  $4,673,900
                                                       ==============                                  ==========
       Unrealized gain on forward exchange contracts                                                   $6,149,309
                                                                                                       ==========
-------------------------------------------------------------------------------------------------------------------
                                                             IN                 SETTLEMENT             UNREALIZED
  CONTRACTS TO BUY                                      EXCHANGE FOR             DATE                  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
      13,463,500 Swiss Franc .................   U.S.  $   10,039,578            8/13/03 U.S.          $  (89,448)
                                                       --------------                                  ----------








38 | Semiannual Report

MUTUAL DISCOVERY FUND

6. FORWARD EXCHANGE CONTRACTS  (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                             IN                  SETTLEMENT                 UNREALIZED
  CONTRACTS TO SELL                                     EXCHANGE FOR                DATE                    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
      22,595,000 European Unit ...............   U.S.  $   23,767,349             7/08/03 U.S.            $ (2,173,085)
     113,439,133 Canadian Dollars ............             78,860,471             7/21/03                   (4,510,136)
      71,196,760 European Unit ...............             77,835,311             7/28/03                   (3,850,382)
     105,786,100 British Pounds ..............            169,919,182             7/28/03                   (4,272,237)
      62,379,663 Swiss Franc .................             45,654,023             8/13/03                     (447,340)
      99,276,245 British Pounds ..............            160,947,844             8/19/03                   (2,288,023)
      97,445,894 European Unit ...............            105,006,080             9/10/03                   (6,657,745)
  38,771,168,869 Korean Won ..................             32,081,155             9/15/03                     (154,280)
     378,955,029 Danish Krone ................             55,153,731             9/17/03                   (3,275,572)
      35,375,629 European Unit ...............             37,682,678             9/25/03                   (2,837,516)
     315,548,387 Norwegian Krone .............             42,121,932            10/15/03                   (1,279,294)
                                                       --------------                                     ------------
                                                 U.S.  $  829,029,756                                     (31,745,610)
                                                       ==============                                     ============
       Unrealized loss on forward exchange contracts                                                      (31,835,058)
                                                                                                          ------------
            Net unrealized loss on forward exchange contracts                                        U.S. $(25,685,749)
                                                                                                          ============

7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
  SHARES        ISSUER                                            DATE           COST            VALUE
-----------------------------------------------------------------------------------------------------------
     128,355    A.B. Watley Group Inc. .....................     4/02/01      $  407,498      $   57,760
   8,758,216    Hancock LLC ................................     3/06/97       5,399,238         119,112
         679    International Steel Group ..................     4/10/02       8,457,500      62,807,500
          49    International Steel Group, B ...............     4/25/03       4,532,500       4,532,500
     684,780    Leucadia National Corp. ....................    12/20/02      24,138,495      24,148,082
     141,480    Montpelier Re Holdings Ltd. ................    12/11/01       2,358,000       4,247,230
   8,656,000    Nippon Investment LLC ......................     2/14/01       8,547,759      15,234,560
     852,697    NTL Inc. ...................................     9/21/01      55,281,757      29,094,022
      47,160    Olympus Re Holdings Ltd. ...................    12/19/01       4,716,000       6,382,163
      12,235    PG & E Corp., wts., 9/02/06 ................    10/29/02              --         232,783
     137,880    Security Capital European Realty ...........     4/08/98       3,052,314       1,020,312
         170    Torre Mayor Investments, LP ................    10/28/02      17,000,000      17,000,000
     171,515    White Mountains Insurance Group Inc. .......     6/01/01      40,146,925      64,361,004
                                                                                            ---------------
TOTAL RESTRICTED SECURITIES (6.34% OF NET ASSETS) ..........                                $229,237,028
                                                                                            ===============




                                                          Semiannual Report | 39

Mutual Discovery Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2003 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF                                    NUMBER OF                                   REALIZED
                                  SHARES OR                                    SHARES OR                                   CAPITAL
                                  PRINCIPAL                                    PRINCIPAL                     INVESTMENT       GAIN/
                                 AMOUNT HELD                                  AMOUNT HELD         VALUE        INCOME        (LOSS)
                                   DEC. 31,         GROSS      GROSS            JUNE 30,        JUNE 30,       1/1/03-      1/1/03-
NAME OF ISSUER                      2002           ADDITIONS REDUCTIONS           2003            2003         6/30/03      6/30/03
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATESA
Hancock, LLC                      8,758,216           --           --          8,758,216          119,112           --           --
                                                                                              --------------------------------------
TOTAL CONTROLLED AFFILIATES                                                                   $   119,112     $     --     $     --
                                                                                              ======================================



NON-CONTROLLED AFFILIATES
Nippon Investment, LLC            8,656,000           --           --          8,656,000       15,234,560           --           --
Southwest Royalties Inc.,
 10.50%, 6/30/04                  3,551,000           --           --          3,551,000        3,551,000      196,785           --
Southwest Royalties Inc., A          53,272           --           --             53,272        1,598,154           --          --
Torre Mayor Investments, LP             170           --           --                170       17,000,000           --           --
United Fire & Casualty Co.          595,200           --      (64,963)           530,237       17,227,400      218,344      369,393
United Fire & Casualty Co.,
 6.375%, cvt., pfd.                 110,800           --           --            110,800        3,130,100       88,294           --
                                                                                              --------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                               $57,741,214     $503,423     $369,393
                                                                                              ======================================


TOTAL CONTROLLED &
 NON-CONTROLLED AFFILIATES                                                                    $57,860,326     $503,423     $369,393
                                                                                              ======================================


aIssuer in which the Fund owns 25% or more of the outstanding voting securities.






40 | Semiannual Report

[LOGO OMITTED]
Benjamin Franklin
                             One Franklin Parkway
                             San Mateo, CA 94403-1906
Franklin(R) Templeton(R) Investments

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Mutual Discovery Fund

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C) 1-800/448-FUND - (Class
Z)

This report must be preceded or accompanied by the current Mutual Discovery Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


477 S2003 08/03

                                                                   JUNE 30, 2003


[PHOTO OMITTED]


       SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    INTERNATIONAL


                              MUTUAL EUROPEAN FUND

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[LOGO OMITTED]
Franklin o Templeton o MUTUAL SERIES

Thank You For Your Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.


MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS


[PHOTO OMITTED]

Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ................  1

SEMIANNUAL REPORT
Mutual European Fund ..............  3
Performance Summary ...............  8
Financial Highlights &
Statement of Investments .......... 11
Financial Statements .............. 21
Notes to Financial Statements ..... 25



Shareholder Letter

Dear Shareholder:

We are pleased to bring you the enclosed Mutual European Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. As major combat subsided, European economic growth and inflation data pointed to a more benign environment, and markets rallied from mid-March through the end of the period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies


--------------------------------------------------------------------------------


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                                           Not part of the semiannual report | 1

A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.


are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual European Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ DAVID J. WINTERS

David J. Winters, CFA

Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

SEMIANNUAL REPORT

MUTUAL EUROPEAN FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund normally will invest at least 80% of its assets in the securities of issuers organized under the laws of or whose principal business operations or at least 50% of whose revenue is earned from, European countries.



We are pleased to bring you Mutual European Fund's semiannual report for the period ended June 30, 2003. Mutual European Fund - Class Z posted an 11.25% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 8. For comparison, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index and the Lipper European Region Funds Average, returned 11.43% and 10.18% during the same period.1

Financial markets experienced significant volatility during the first half of 2003, with most major European equity markets declining considerably from January through early March amid growing fears about impending war in Iraq. The rift within Europe between countries supporting the Anglo-American coalition and those opposing it seemed to exacerbate already dimmed sentiment among European investors. As war concluded successfully and quickly, the market rallied from mid-March through the end of the period supported by the monetary stimulus of declining interest rates and talk of fiscal stimulus in the form of tax cuts, specifically in Germany. Recent European economic growth and inflation data pointed to a mixed environment, allowing room for the European Central Bank to cut interest rates by 50 basis points (0.50%) on June 5, the lowest level among euro members since 1948. The weak economy and low interest rates in the U.S. contributed to a continuing decline in the U.S. dollar versus other major currencies, particularly the euro. We generally hedge our currency exposures to mitigate currency risk and focus instead on business fundamentals, which we believe is important in driving



1. Sources: Standard & Poor's Micropal, Lipper Inc. The unmanaged MSCI AC Europe Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets in Europe. As of 6/30/03, the Lipper European Region Funds Average comprised 166 mutual funds for the six-month period and 126 funds for the three-year period. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                                           Semiannual Report | 3

AVERAGE ANNUAL TOTAL RETURN 2

---------------------------------------
  CLASS Z                     6/30/03
---------------------------------------
  1-Year                       -3.49%
---------------------------------------
  5-Year                        7.63%
---------------------------------------
  Inception (7/3/96)           13.54%
---------------------------------------



                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

3-YEAR TOTAL RETURN COMPARISON 3
7/1/00-6/30/03

Mutual European   MSCI Europe   Lipper European
  Fund-Class Z     AC Index      Region Funds
                                    Average
---------------------------------------------------
      2.75%        -30.60%          -32.81%


long-term returns. Although we had partially removed our hedge versus the euro and other selected currencies, our remaining currency hedges proved a headwind for Fund performance.

As always, we encourage our shareholders to evaluate the Fund's performance primarily over longer time frames. Our distinctive, three-pronged investment style, which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage, is designed to provide our shareholders with superior risk-adjusted results over time. As one might expect, the Fund outperformed its benchmarks during the downdraft in early 2003 and underperformed during the rally. During the difficult investment climate of the past three years, Mutual European Fund - Class Z provided a 2.75% cumulative total return, as shown in the chart to the left. 3 Although this three-year total return might appear modest, it stands in stark contrast to the MSCI AC Europe Index's -30.60% and Lipper European Region Funds Average's -32.81% total returns for the same period. 1

At Mutual Series, we believe successful investing is as much about avoiding risk and containing losses, thereby protecting shareholder capital, as it is about achieving profits. Our long-term performance, and even our shorter-term performance during the recent market rally, was achieved while seeking to reduce risk as we held material cash balances. As part of our investment style, we are willing to invest a significant portion of the Fund's assets in cash equivalents, while we patiently search for investment opportunities that meet our strict investment criteria. During the first half of 2003, the Fund generally held approximately 15.6% of its total net assets in cash or cash equivalents and ended the period with 17.4% invested in cash or cash equivalents.

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. In the first half of 2003, securities representing our three-pronged investment approach contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, largely driven by broad-based improvement in distressed and high yield markets. Contributors to the Fund's performance were positions in the distressed securities


2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Sources: Standard & Poor's Micropal; Lipper Inc. For descriptions of the MSCI AC Europe Index and Lipper European Funds Average, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

4 | Semiannual Report
of NTL, a U.K. cable television provider, and Marconi, a U.K. telecommunications equipment company. NTL emerged from bankruptcy in January 2003 and as valuations of cable companies around the world partially recovered from their fall in 2002, the post-restructuring equity of NTL quadrupled from its lows of several months ago. Marconi was a late-stage reorganization play where we bought pre-restructured debt at a price that enabled us to receive equity in the post-restructured company for free, when accounting for new debt we received in the reorganization. As the market recognized the attractiveness of this embedded option value in the debt, the price of our position effectively doubled from where we purchased it. We sold most of this position during the period at a profit.

In 2002 and early 2003, we attempted to take advantage of the market's severe and apparently indiscriminate devaluation of the telecommunications and cable industries. We identified what we believed were companies possessing high-quality assets and solid business prospects relative to the valuation at which we invested in them through purchases of deeply discounted debt. In both of the above examples, we were actively involved in the restructuring process to try to maximize the Fund's investment return. At period-end, we had 8.90% of the Fund's total net assets invested in distressed securities, among the highest we have had in recent years.

Within the equity portfolio, positive contributors to Fund performance during the period included Kingspan Group, an Irish producer of building materials including raised access flooring and composite panels for commercial construction use. The market punished the company's shares after Kingspan made an ill-timed acquisition in the U.S. in 2001 that impacted the entire group's profitability. Since then, the company's shares rose more than 80%, as the company made progress restructuring its troubled U.S. subsidiary, and prospects for its composite panels business improved largely due to recent U.K. regulations regarding increasing thermal efficiency requirements in new construction.

Unfortunately, not all of our positions gained in value during the period under review. Carlsberg shares declined as beer sales in Russia and eastern Europe unexpectedly declined, resulting in a loss for the first quarter of 2003. Akzo Nobel also declined in value as the company was hurt by generic competition for one of its lead drugs. Currency exchange losses and the worsening status of its already underfunded pension plan worsened sentiment toward the stock.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund's portfolio. For example, we sold our position in Allied Domecq after the company cited weakness in its Spanish operations, adverse currency movements, and a higher-than-expected contribution to its pension plans. We purchased shares of Diageo in its place at approximately the same valuation. Diageo is the world's leading spirits company, with well-known brands including Johnnie Walker, Smirnoff, Guinness,



                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/03

U.K.                       14.7%
France                      9.4%
Netherlands                 9.1%
U.S.                        8.0%
Spain                       7.2%
Norway                      5.1%
Switzerland                 4.8%
Irish Republic              4.1%
Germany                     3.8%
Finland                     3.6%
Sweden                      2.8%
Denmark                     2.4%
Italy                       2.3%
Belgium                     2.1%
Other Countries             2.5%
Government Agencies        13.5%
Other Net Assets            4.6%


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/03

---------------------------------------
                           % OF TOTAL
                           NET ASSETS
---------------------------------------
  Construction & Engineering    10.1%
---------------------------------------
  Commercial Banks               6.9%
---------------------------------------
  Food Products                  6.0%
---------------------------------------
  Media                          5.8%
---------------------------------------
  Tobacco                        5.3%
---------------------------------------
  Insurance                      5.1%
---------------------------------------
  Construction Materials         3.5%
---------------------------------------
  Beverages                      3.2%
---------------------------------------
  Chemicals                      3.0%
---------------------------------------
  Diversified Financial Services 2.3%
---------------------------------------




Tanqueray, Cuervo and Bailey's. Diageo refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to using the proceeds from its asset sales to grow its core business profitably or return excess cash to shareholders through dividends and a significant share buyback program. We took a similar approach with other Fund holdings and continued to focus on buying what we considered solid businesses at significant discounts to our estimates of intrinsic worth.

Another purchase during the period was Total SA, a French integrated oil company. We viewed the company as one of the cheapest among the international majors despite its superior underlying fundamentals; therefore, we added to our position during the period. The company's shares were hurt by investors' concerns about geopolitical risks and the company's need to restructure its loss-making chemicals unit. Despite this beleaguered segment of Total's business, we believe the company has an enviable record for value creation, generating better returns on capital than its more highly valued peer group. The company also generated significant free cash flow, which it has used to buy back shares, pay dividends and make smaller strategic acquisitions to enhance its competitive position.

We review Fund holdings by reexamining business fundamentals and valuations, opting to sell or reduce positions that we believe have become fully valued or are at risk of declining. During the period under review, we sold our position in Actividades de Construcciones y Servicios when we believe it became fully valued based upon continued optimism for Spain's construction environment and the prospect of further industry consolidation. We continue to hold other Spanish construction sector stocks that we believe represent a better risk and reward tradeoff and more attractive valuations, with better prospects to participate in industry consolidation. Another position we liquidated during the period was P & O Princess Cruises. We had owned Princess since it was spun out of Peninsular & Oriental Steam Navigation Company in 2000. In late 2001, Princess became the object of a takeover battle between Royal Caribbean Cruises and Carnival Corporation with Carnival ultimately winning. We eliminated our Princess position during the period as we felt the stock had appreciated to fair value.


6 | Semiannual Report

Although no one can accurately predict the market's next direction, we seek out opportunities where we believe downside risk is limited and upside potential is substantial over the long term. We continue to troll the distressed debt markets to find additional attractive opportunities for the Fund. Although merger and acquisition activity has picked up somewhat, we did not find as many attractive opportunities in the arbitrage arena as we have in the past, but we remain alert for opportunities, which can earn attractive low-risk returns for the Fund. We are doing in-depth, detailed work to uncover compelling special situations. As always, we stay true to our time-tested, three-pronged approach, seeking to generate attractive risk-adjusted returns over time. We appreciate your participation in Mutual European Fund and welcome your comments, questions and suggestions, either by regular mail or email at mutualseries@frk.com.



[PHOTO OMITTED]


/s/ DAVID J. WINTERS

David J. Winters, CFA



[PHOTO OMITTED]


/s/ MATTHEW T. HAYNES

Matthew T. Haynes, CFA
Co-Portfolio Managers
Mutual European Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 HOLDINGS
6/30/03

----------------------------------------------------------------
  COMPANY                                           % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                          NET ASSETS
----------------------------------------------------------------
  Vinci SA                                             3.0%
   CONSTRUCTION & ENGINEERING, FRANCE
----------------------------------------------------------------
  White Mountains Insurance Group Inc.                 2.4%
   INSURANCE, U.S.
----------------------------------------------------------------
  Gjensidige NOR ASA                                   2.0%
   COMMERCIAL BANKS, NORWAY
----------------------------------------------------------------
  Fomento de Construcciones y
  Contratas SA                                         2.0%
   CONSTRUCTION & ENGINEERING, SPAIN
----------------------------------------------------------------
  Nestle SA                                            1.9%
   FOOD PRODUCTS, SWITZERLAND
----------------------------------------------------------------
  Altadis SA                                           1.9%
   TOBACCO, SPAIN
----------------------------------------------------------------
  Koninklijke Nedlloyd Groep NV                        1.8%
   MARINE, NETHERLANDS
----------------------------------------------------------------
  British American Tobacco PLC                         1.8%
   TOBACCO, U.K.
----------------------------------------------------------------
  Acciona SA                                           1.7%
   CONSTRUCTION & ENGINEERING, SPAIN
----------------------------------------------------------------
  Orkla ASA                                            1.7%
   INDUSTRIAL CONGLOMERATES, NORWAY
----------------------------------------------------------------



                                                           Semiannual Report | 7

Performance Summary as of 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/03         12/31/02
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.37            $14.34           $12.97
-----------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-----------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0902
-----------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/03         12/31/02
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.33            $14.16           $12.83
-----------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-----------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0864
-----------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/03         12/31/02
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.27            $13.91           $12.64
-----------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-----------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0798
-----------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/03         12/31/02
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.29            $14.14           $12.85
-----------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-6/30/03)
-----------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0805
-----------------------------------------------------------------------------------------------------------------




8 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE 1

-------------------------------------------------------------------------------------------------------------------
  CLASS Z                             6-MONTH            1-YEAR          5-YEAR    INCEPTION (7/3/96)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             11.25%           -3.49%          44.41%           142.99%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         11.25%           -3.49%           7.63%            13.54%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $11,125           $9,651         $14,441           $24,299
-------------------------------------------------------------------------------------------------------------------
  CLASS A                             6-MONTH            1-YEAR          5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             11.04%           -3.81%          41.41%           117.79%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          4.67%           -9.36%           5.92%            11.37%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,467           $9,064         $13,329           $20,493
-------------------------------------------------------------------------------------------------------------------
  CLASS B                             6-MONTH            1-YEAR          3-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             10.68%           -4.44%          -0.27%            56.96%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          6.68%           -8.21%          -0.91%            10.24%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,668           $9,179          $9,730           $15,496
-------------------------------------------------------------------------------------------------------------------
  CLASS C                             6-MONTH            1-YEAR          5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             10.66%           -4.45%          37.40%           109.72%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          8.56%           -6.33%           6.35%            11.56%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,856           $9,367         $13,602           $20,724



ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


      Semiannual Report | Past performance does not guarantee future results. |9

ENDNOTES


BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN A SINGLE REGION, IT MAY BE AFFECTED BY GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).


10 | Past performance does not guarantee future results. | Semiannual Report

Mutual European Fund

FINANCIAL HIGHLIGHTS


                                                -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)       2002         2001       2000        1999        1998
                                                -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $12.97     $14.43       $15.52     $16.89      $12.54      $12.60
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................             .27        .27          .35        .35         .24         .31
 Net realized and unrealized gains (losses) ...            1.20      (1.38)       (1.08)      1.98        5.50         .33
                                                -----------------------------------------------------------------------------
Total from investment operations ..............            1.47      (1.11)        (.73)      2.33        5.74         .64
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.09)      (.25)        (.32)      (.54)       (.50)       (.34)
 Net realized gains ...........................              --       (.10)        (.04)     (3.16)       (.89)       (.36)
                                                -----------------------------------------------------------------------------
Total distributions ...........................            (.09)      (.35)        (.36)     (3.70)      (1.39)       (.70)
                                                -----------------------------------------------------------------------------
Net asset value, end of period ................          $14.35     $12.97       $14.43     $15.52      $16.89      $12.54
                                                =============================================================================
Total return b ................................           11.25%     (7.71)%      (4.74)%    14.46%      46.81%       4.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $416,006   $376,828     $448,732   $577,663    $524,109    $483,873
Ratios to average net assets:*
 Expenses c ...................................            1.09% d    1.05%        1.05%      1.03%       1.05%       1.05%
 Expenses, excluding waiver and
 payments by affiliate c ......................            1.09% d    1.05%        1.05%      1.04%       1.09%       1.05%
 Net investment income ........................            4.11% d    1.88%        2.27%      1.93%       1.69%       2.02%
Portfolio turnover rate .......................           20.65%     29.86%       52.15%    111.83%     127.05%      97.62%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................            1.09% d    1.04%        1.04%      1.03%       1.04%       1.05%
 Expenses, excluding waiver and
 payments by affiliate ........................            1.09% d    1.04%        1.04%      1.04%       1.08%       1.05%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annualized.

                                                          Semiannual Report | 11

Mutual European Fund

                                                ----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)       2002         2001       2000        1999        1998
                                                ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $12.83     $14.27       $15.36     $16.75      $12.47      $12.56
                                                ----------------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .......................             .24        .22          .28        .28         .19         .27
 Net realized and unrealized gains (losses) ...            1.19      (1.35)       (1.06)      1.97        5.43         .29
                                                ----------------------------------------------------------------------------
Total from investment operations ..............            1.43      (1.13)        (.78)      2.25        5.62         .56
                                                ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.09)      (.21)        (.27)      (.48)       (.45)       (.29)
 Net realized gains ...........................              --       (.10)        (.04)     (3.16)       (.89)       (.36)
                                                ----------------------------------------------------------------------------
Total distributions ...........................            (.09)      (.31)        (.31)     (3.64)      (1.34)       (.65)
                                                ----------------------------------------------------------------------------
Net asset value, end of period ................          $14.17     $12.83       $14.27     $15.36      $16.75      $12.47
                                                ============================================================================
Total return b ................................           11.04%     (8.05)%      (5.05)%    14.07%      46.05%       4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $335,151   $302,735     $254,632   $223,831    $177,217    $170,486
Ratios to average net assets:*
 Expenses c ...................................            1.44% d    1.40%        1.40%      1.38%       1.40%       1.40%
 Expenses, excluding waiver and
 payments by affiliate c ......................            1.44% d    1.40%        1.40%      1.39%       1.44%       1.40%
 Net investment income ........................            3.76% d    1.53%        1.88%      1.56%       1.36%       1.68%
Portfolio turnover rate .......................           20.65%     29.86%       52.15%    111.83%     127.05%      97.62%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................            1.44% d    1.39%        1.39%      1.38%       1.39%       1.40%
 Expenses, excluding waiver and
 payments by affiliate ........................            1.44% d    1.39%        1.39%      1.39%       1.43%       1.40%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annualized.

12 | Semiannual Report

Mutual European Fund

                                                           -----------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                JUNE 30, 2003              YEAR ENDED DECEMBER 31,
CLASS B                                                        (UNAUDITED)         2002       2001        2000        1999 C
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................          $12.64       $14.09     $15.19      $16.66      $12.47
                                                           -----------------------------------------------------------------
Income from investment operations:
 Net investment income a .................................             .20          .10        .18         .16         .01
 Net realized and unrealized gains (losses) ..............            1.15        (1.31)     (1.03)       1.95        5.50
                                                           -----------------------------------------------------------------
Total from investment operations .........................            1.35        (1.21)      (.85)       2.11        5.51
                                                           -----------------------------------------------------------------
Less distributions from:
 Net investment income ...................................            (.08)        (.14)      (.21)       (.42)       (.43)
 Net realized gains ......................................              --         (.10)      (.04)      (3.16)       (.89)
                                                           -----------------------------------------------------------------
Total distributions ......................................            (.08)        (.24)      (.25)      (3.58)      (1.32)
                                                           -----------------------------------------------------------------
Net asset value, end of period ...........................          $13.91       $12.64     $14.09      $15.19      $16.66
                                                           =================================================================
Total return b ...........................................           10.68%       (8.61)%    (5.66)%     13.31%      45.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $30,137      $24,855    $12,960      $6,655      $1,039
Ratios to average net assets:*
 Expenses d ..............................................            2.09% e      2.05%      2.03%       2.03%       2.05%
 Expenses, excluding waiver and payments by affiliate d ..            2.09% e      2.05%      2.03%       2.04%       2.09%
 Net investment income ...................................            3.11% e       .87%      1.20%        .92%        .04%
Portfolio turnover rate ..................................           20.65%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ................................................            2.09% e      2.04%      2.02%       2.03%       2.04%
 Expenses, excluding waiver and payments by affiliat e ...            2.09% e      2.04%      2.02%       2.04%       2.08%


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Effective date of Class B shares was January 1, 1999.
d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
e Annualized.

                                                          Semiannual Report | 13

Mutual European Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                ----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)       2002         2001       2000        1999        1998
                                                ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $12.85      $14.29       $15.37     $16.75      $12.45      $12.52
                                                ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................            .20         .13          .19        .16         .10         .21
 Net realized and unrealized gains (losses) ...           1.18       (1.35)       (1.06)      1.99        5.44         .31
                                                ----------------------------------------------------------------------------
Total from investment operations ..............           1.38       (1.22)        (.87)      2.15        5.54         .52
                                                ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.08)       (.12)        (.17)      (.37)       (.35)       (.23)
 Net realized gains ...........................             --        (.10)        (.04)     (3.16)       (.89)       (.36)
                                                ----------------------------------------------------------------------------
Total distributions ...........................           (.08)       (.22)        (.21)     (3.53)      (1.24)       (.59)
                                                ----------------------------------------------------------------------------
Net asset value, end of period ................         $14.15      $12.85       $14.29     $15.37      $16.75      $12.45
                                                ============================================================================
Total return b ................................          10.66%      (8.65)%      (5.65)%    13.42%      45.40%       3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $135,633    $123,374     $117,238   $127,408    $103,987     $96,555
Ratios to average net assets:*
 Expenses c ...................................           2.10% d     2.02%        2.04%      2.02%       2.04%       2.05%
 Expenses, excluding waiver and
 payments by affiliate c ......................           2.10% d     2.02%        2.04%      2.03%       2.08%       2.05%
 Net investment income ........................           3.10% d      .91%        1.27%       .92%        .71%       1.00%
Portfolio turnover rate .......................          20.65%      29.86%       52.15%    111.83%     127.05%      97.62%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................           2.10% d     2.01%        2.03%      2.02%       2.03%       2.05%
 Expenses, excluding waiver and
 payments by affiliate ........................           2.10% d     2.01%        2.03%      2.03%       2.07%       2.05%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annuliazed for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Annualized.

14 | See notes to financial statements. | Semiannual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY        SHARES/WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS AND OTHER EQUITY INTERESTS 73.0%
  AUTO COMPONENTS .8%
  Trelleborg AB, B ................................................        Sweden            669,380          $  7,149,575
                                                                                                              ---------------

  BEVERAGES 3.2%
  Carlsberg AS, B .................................................        Denmark           332,585            11,899,882
  Diageo PLC ......................................................    United Kingdom        323,800             3,457,016
  Heineken Holding NV, A ..........................................      Netherlands         499,281            14,356,744
                                                                                                              ---------------
                                                                                                                29,713,642
                                                                                                              ---------------

  BUILDING PRODUCTS 1.1%
  Uponor OYJ ......................................................        Finland           424,049             9,836,577
                                                                                                              ---------------

  CHEMICALS 3.0%
  Akzo Nobel NV ...................................................      Netherlands         409,700            10,858,713
  Givaudan AG .....................................................      Switzerland           7,800             3,282,271
  Solvay SA .......................................................        Belgium           109,700             7,558,480
  Syngenta AG .....................................................      Switzerland         124,600             6,245,868
                                                                                                              ---------------
                                                                                                                27,945,332
                                                                                                              ---------------

  COMMERCIAL BANKS 6.9%
  Almanij NV ......................................................        Belgium           249,092             9,917,226
a Banca Nazionale del Lavoro SpA ..................................         Italy          5,115,003             8,575,814
  Bank of Ireland .................................................    Irish Republic        598,175             7,246,984
  Danske Bank .....................................................        Denmark           332,000             6,465,433
  DNB Holding ASA .................................................        Norway          2,494,265            12,301,318
  Gjensidige NOR ASA ..............................................        Norway            529,261            18,513,577
                                                                                                              ---------------
                                                                                                                63,020,352
                                                                                                              ---------------

  COMMERCIAL SERVICES & SUPPLIES .1%
  SGS Societe Generale de Surveillance Holdings SA ................      Switzerland           2,500               976,339
                                                                                                              ---------------

  COMMUNICATIONS EQUIPMENT .5%
a Marconi Corp. ...................................................    United Kingdom      4,601,208             4,669,466
                                                                                                              ---------------

  CONSTRUCTION & ENGINEERING 10.1%
  Acciona SA ......................................................         Spain            330,187            15,735,649
a FLS Industries A/S ..............................................        Denmark           400,800             3,345,110
  Fomento de Construcciones y Contratas SA ........................         Spain            656,088            18,330,774
  Grupo Dragados SA ...............................................         Spain            191,772             3,860,501
  Imtech NV .......................................................      Netherlands         692,055            12,818,924
  Kingspan Group PLC ..............................................    Irish Republic      3,605,138            11,095,153
  Vinci SA ........................................................        France            393,661            27,372,416
                                                                                                              ---------------
                                                                                                                92,558,527
                                                                                                              ---------------

  CONSTRUCTION MATERIALS 3.3%
  Cementos Portland SA ............................................         Spain             62,633             2,805,074
  Ciments Francais SA .............................................        France            113,977             6,662,107
  CRH PLC .........................................................    Irish Republic        486,200             7,660,298
  Dyckerhoff AG ...................................................        Germany           100,248             1,611,686
  Italcementi SpA .................................................         Italy            722,765             8,233,517


                                                          Semiannual Report | 15

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY        SHARES/WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    CONSTRUCTION MATERIALS (CONT.)
    RMC Group PLC .................................................    United Kingdom        384,835          $  2,932,254
                                                                                                              ---------------
                                                                                                                29,904,936
                                                                                                              ---------------

    CONSUMER FINANCE .9%
    Provident Financial PLC .......................................    United Kingdom        764,922             8,046,695
                                                                                                              ---------------

    CONTAINERS & PACKAGING 1.0%
    Huhtamaki OYJ .................................................        Finland           921,790             9,368,107
                                                                                                              ---------------

    DIVERSIFIED FINANCIAL SERVICES 2.3%
    Irish Life & Permanent PLC ....................................    Irish Republic      1,045,905            11,347,709
    Pargesa Holdings SA ...........................................      Switzerland           4,684             9,547,469
                                                                                                              ---------------
                                                                                                                20,895,178
                                                                                                              ---------------

    DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    BCE Inc. ......................................................        Canada            111,300             2,544,234
    Swisscom AG ...................................................      Switzerland          12,700             3,609,686
                                                                                                              ---------------
                                                                                                                 6,153,920
                                                                                                              ---------------

    ELECTRIC UTILITIES .7%
    E.ON AG .......................................................        Germany           109,600             5,619,641
  a PG & E Corp. ..................................................     United States         28,685               606,688
a,b PG & E Corp., wts., 9/02/06 ...................................     United States          2,966                56,431
                                                                                                              ---------------
                                                                                                                 6,282,760
                                                                                                              ---------------

    ELECTRICAL EQUIPMENT .4%
    Kidde PLC .....................................................    United Kingdom      2,658,980             3,729,531
                                                                                                              ---------------

    ENERGY EQUIPMENT & SERVICES .5%
    Fugro NV ......................................................      Netherlands         103,565             4,281,462
                                                                                                              ---------------

    FOOD & STAPLES RETAILING
    Rieber & Son ASA ..............................................        Norway              8,900                62,881
                                                                                                              ---------------

    FOOD PRODUCTS 6.0%
    Cadbury Schweppes PLC .........................................    United Kingdom      2,180,012            12,878,406
    CSM NV ........................................................      Netherlands         287,518             6,336,021
    Greencore Group PLC ...........................................    Irish Republic          1,400                 4,663
    Groupe Danone .................................................        France            108,035            14,949,550
    Koninklijke Numico NV .........................................      Netherlands         182,900             2,814,460
    Nestle SA .....................................................      Switzerland          86,537            17,856,182
                                                                                                              ---------------
                                                                                                                54,839,282
                                                                                                              ---------------

    HEALTH CARE EQUIPMENT & SUPPLIES .1%
  a Centerpulse Ltd. ..............................................      Switzerland           3,100               834,189
                                                                                                              ---------------

    HOUSEHOLD DURABLES .7%
    Hunter Douglas NV .............................................      Netherlands         194,790             6,486,960
                                                                                                              ---------------

    INDUSTRIAL CONGLOMERATES 1.7%
    Orkla ASA .....................................................        Norway            900,640            15,596,254
                                                                                                              ---------------

    INSURANCE 5.1%
  a Berkshire Hathaway Inc., A ....................................     United States            203            14,717,500
a,b Montpelier Re Holdings Ltd. ...................................        Bermuda            48,240             1,448,165
a,b Olympus Re Holdings Ltd. ......................................        Bermuda            16,080             2,176,106


16 | Semiannual Report

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY        SHARES/WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)

    INSURANCE (CONT.)
    Sampo OYJ, A ..................................................        Finland           943,100          $  6,920,464
  b White Mountains Insurance Group Inc. ..........................     United States         58,472            21,941,618
                                                                                                              ---------------

                                                                                                                47,203,853
                                                                                                              ---------------

    LEISURE EQUIPMENT & PRODUCTS .2%
    Agfa Gevaert NV ...............................................        Belgium            93,226             1,979,477
                                                                                                              ---------------

    MACHINERY 1.5%
    Alfa Laval AB .................................................        Sweden            544,300             5,201,650
    Kone Corp.,B ..................................................        Finland           173,900             7,289,018
  a Schindler Holding AG, Reg D ...................................      Switzerland           8,850             1,554,982
                                                                                                              ---------------

                                                                                                                14,045,650
                                                                                                              ---------------

    MARINE 1.8%
    Koninklijke Nedlloyd Groep NV .................................      Netherlands         820,540            17,017,435
                                                                                                              ---------------

    MEDIA 5.8%
  a JC Decaux SA ..................................................        France            141,461             1,770,679
    Lagardere SCA .................................................        France            305,134            13,262,735
  a NTL Europe Inc. ...............................................        France            115,080                 1,151
a,b NTL Inc. ......................................................     United States        403,752            13,776,018
    SES Global, FDR ...............................................      Luxembourg        1,760,864            11,424,859
    Trinity Mirror PLC ............................................    United Kingdom      1,272,770             9,020,556
    Wolters Kluwer NV .............................................      Netherlands         294,795             3,554,561
                                                                                                              ---------------

                                                                                                                52,810,559
                                                                                                              ---------------

    METALS & MINING 1.1%
    Anglo American PLC ............................................    United Kingdom        518,700             7,917,320
    Anglo American PLC, ADR .......................................    United Kingdom            200                 3,072
    Barrick Gold Corp. ............................................        Canada            110,600             1,979,740
                                                                                                              ---------------

                                                                                                                 9,900,132
                                                                                                              ---------------

    MULTI-UTILITIES .8%
    Suez SA .......................................................        France            475,450             7,567,365
                                                                                                              ---------------

    OIL & GAS 2.0%
    BP PLC ........................................................    United Kingdom        747,800             5,185,772
    Eni SpA .......................................................         Italy            312,700             4,729,228
    Total SA, B ...................................................        France             53,750             8,122,897
                                                                                                              ---------------

                                                                                                                18,037,897
                                                                                                              ---------------

    PERSONAL PRODUCTS .2%
    Beiersdorf AG .................................................        Germany            17,600             2,346,707
                                                                                                              ---------------

    REAL ESTATE 1.6%
    Canary Wharf Group PLC ........................................    United Kingdom        192,100               811,498
    Fastighets AB Tornet ..........................................        Sweden            660,075            13,152,107
a,b Security Capital European Realty ..............................      Luxembourg           49,244               364,406
                                                                                                              ---------------

                                                                                                                14,328,011
                                                                                                              ---------------

    SOFTWARE .5%
    Software AG ...................................................        Germany           305,453             4,475,810
                                                                                                              ---------------

    TOBACCO 5.3%
    Altadis SA ....................................................         Spain            671,110            17,201,428


                                                           Semiannual Report| 17

Mutual European Fund


-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY        SHARES/WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    TOBACCO (CONT.)
    British American Tobacco PLC ..................................    United Kingdom      1,476,270          $ 16,747,836
    Imperial Tobacco Group PLC ....................................    United Kingdom        825,655            14,755,274
                                                                                                              ---------------

                                                                                                                48,704,538
                                                                                                              ---------------

    TRADING COMPANIES & DISTRIBUTORS .9%
    Compania de Distribucion Intefral Logista SA ..................         Spain            339,008             8,097,480
                                                                                                              ---------------

    TRANSPORTATION INFRASTRUCTURE 1.9%
    Mersey Docks & Harbour Co. ....................................    United Kingdom      1,303,710            11,907,452
    Peninsular & Oriental Steam Navigation Co. ....................    United Kingdom      1,396,655             5,415,982
                                                                                                              ---------------

                                                                                                                17,323,434
                                                                                                              ---------------

    WIRELESS TELECOMMUNICATION SERVICES .3%
    Vodafone Libertel NV ..........................................        Greece            376,440             2,498,620
                                                                                                              ---------------

    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
    (COST $572,816,985) ...........................................                                             668,688,933
                                                                                                              ---------------

    PREFERRED STOCKS 1.0%
    CONSTRUCTION MATERIALS .2%
    Dyckerhoff AG, pfd. ...........................................        Germany           171,884             2,019,239
                                                                                                              ---------------

    FOOD PRODUCTS
    Unilever NV, pfd. .............................................      Netherlands          62,400               379,784
                                                                                                              ---------------

    HOUSEHOLD PRODUCTS .8%
    Henkel KGAA, pfd. .............................................        Germany           119,800             7,346,402
                                                                                                              ---------------

    MEDIA
  a NTL Europe Inc., 10.00%, A, pfd. ..............................     United States         50,827               101,654
                                                                                                              ---------------

    TOTAL PREFERRED STOCKS (COST $10,548,318) .....................                                              9,847,079
                                                                                                              ---------------

                                                                      -------------------------------------------------------
    ISSUER                                                                 COUNTRY       PRINCIPAL AMOUNT C       VALUE
                                                                      -------------------------------------------------------
    CORPORATE BONDS & NOTES 6.8%
    Eurotunnel Finance Ltd.,
       Equity Note, 12/31/03 ......................................    United Kingdom        771,665 GBP    $      413,840
       Participating Loan Note, 4/30/40 ...........................    United Kingdom        210,000 GBP           105,691
    Eurotunnel PLC,
       12/31/18, Tier 2 ...........................................    United Kingdom      7,491,083 GBP         8,961,956
       12/31/25, Tier 3 ...........................................    United Kingdom      1,755,822 GBP         1,796,356
       12/31/50, Resettable Advance R5 ............................    United Kingdom      2,031,071 GBP         1,441,165
       Stabilization Advance S8, Tier 1 ...........................    United Kingdom      3,280,216 GBP         1,299,074
       Stabilization Advance S8, Tier 2 ...........................    United Kingdom      3,000,168 GBP         1,163,412
    Eurotunnel SA,
       5.28%, 12/31/18, Tier 2 (Pibor) ............................        France            437,395 EUR           364,157
       5.28%, 12/31/25, Tier 3 (Pibor) ............................        France          4,694,377 EUR         3,342,307
       12/31/18, Tier 2 (Libor) ...................................        France            988,713 EUR           823,161
       12/31/25, Tier 3 (Libor) ...................................        France          1,953,447 EUR         1,390,817
       12/31/50, Resettable Advance R4 ............................        France             32,955 EUR            16,273
       Stabilization Advance S6, Tier 1 (Pibor) ...................        France            332,264 EUR            91,574
       Stabilization Advance S6, Tier 2 (Libor) ...................        France            851,002 EUR           229,655
       Stabilization Advance S7, Tier 1 (Pibor) ...................        France          1,284,285 EUR           353,956

18 | Semiannual Report

Mutual European Fund


                                                                      -------------------------------------------------------
                                                                           COUNTRY       PRINCIPAL AMOUNT C       VALUE
                                                                      -------------------------------------------------------
    CORPORATE BONDS & NOTES (CONT.)

    KFW International Finance Inc., 6.25%, 10/15/03 ...............        Germany        10,000,000 EUR      $ 11,615,978
    Marconi Corp., 10.00%, 10/31/08 ...............................    United Kingdom      2,316,594             2,362,926
    Marconi PLC, 8.00%, 4/30/08 ...................................    United Kingdom      9,452,170             8,601,475
    NTL Communications Corp., 19.00%, 1/09/10 .....................     United States     12,065,000            12,004,675
    Providian Financial Corp., senior note, cvt.,
       zero cpn., 2/15/21 .........................................     United States      2,983,000             1,305,062
    Royal Numico NV, cvt., 4.25%
     Reg S, 6/26/05 ...............................................     Netherlands        4,032,000 EUR         4,430,496
     144A, 6/25/05 ................................................     Netherlands          430,000 EUR           472,498
                                                                                                              ---------------

    TOTAL CORPORATE BONDS & NOTES (COST $55,859,839) ..............                                              62,586,504
                                                                                                              ---------------

    BONDS & NOTES IN REORGANIZATION 1.2%
  a Metromedia Fiber Network Inc.,
       14.00%, 3/15/07 ............................................     United States      4,400,000             1,892,000
       10.00%, 11/15/08 ...........................................     United States      2,870,000               172,200
       senior note, 10.00%, 12/15/09 ..............................     United States      3,058,000               183,480
       senior note, 10.00%, 12/15/09 ..............................     United States      1,394,000 EUR            80,040
    PG & E Corp.,
       7.375%, 11/01/05 ...........................................     United States      4,335,000             4,475,888
       6.50%, 9/02/06 .............................................     United States        816,170               885,544
       Commercial Paper, 1/18/01 ..................................     United States        175,000               175,875
       Commercial Paper, 1/30/01 ..................................     United States         90,000                91,350
       Commercial Paper, 2/16/01 ..................................     United States        265,000               266,325
       FRN, 144A, 7.583%, 10/31/01 ................................     United States      1,288,000             1,323,420
       MTN, 5.94%, 10/07/03 .......................................     United States        220,000               217,800
  a Telewest Communications PLC, Bank Claim .......................    United Kingdom      1,060,000 GBP           454,778
  a Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ...................    United Kingdom      1,465,000               673,900
                                                                                                              ---------------

    TOTAL BONDS & NOTES IN REORGANIZATION (COST $10,314,712) ......                                             10,892,600
                                                                                                              ---------------

    GOVERNMENT AGENCIES 13.5%
    Bundesrepublik Deutschland, 3.50% to 4.25%, with maturities to
       3/12/04 ....................................................        Germany        12,000,000 EUR        13,921,062
    Federal Home Loan Bank, 1.235% to 1.791%, with maturities to
       4/23/04 ....................................................     United States     12,500,000            12,440,963
    Federal Home Loan Mortgage Corp., 0.990% to 1.777%, with
       maturities to 6/17/04 ......................................     United States     27,000,000            26,923,987
  d Federal National Mortgage Association, 0.910% to 1.812%, with
       maturities to 4/30/04 ......................................     United States     39,800,000            39,677,276
    German Treasury Bills, 1.975% to 2.440%, with maturities to
       11/12/03 ...................................................        Germany        19,000,000 EUR        21,691,963
    Kingdom of Norway, 5.75% to 6.75%, with maturities
       to 1/15/07 .................................................        Norway         34,130,000 NOK         4,995,635
    U.S. Treasury Bills, 1.106% to 1.114%, with maturities
       to 9/25/03 .................................................     United States      4,000,000             3,995,683
                                                                                                              ---------------

  TOTAL GOVERNMENT AGENCIES (COST $122,526,027) ...................                                            123,646,569
                                                                                                              ---------------

  SHORT TERM INVESTMENTS 2.4%
  Bradford & Bingley PLC, Commercial Paper, 8/21/03 ...............    United Kingdom      2,500,000             2,496,010
  HBOS Treasury Services, Commerical Paper, 8/07/03 ...............    United Kingdom      2,250,000             2,247,387
  Lloyds Tsb Bank PLC, Commercial Paper, 7/22/03 ..................    United Kingdom     12,000,000            11,991,934
  Northern Rock PLC, Commercial Paper, 7/08/03 ....................    United Kingdom      5,000,000             4,998,778
                                                                                                              ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $21,734,765) .................                                             21,734,109
                                                                                                              ---------------



                                                           Semiannual Report| 19

Mutual European Fund


-----------------------------------------------------------------------------------------------------------------------------

  TOTAL INVESTMENTS (COST $793,800,646) 97.9% .....................                                           $897,395,794
  OPTIONS WRITTEN .................................................                                                (10,120)
  SECURITIES SOLD SHORT (.1)% .....................................                                               (985,315)
  NET EQUITY IN FORWARD CONTRACTS (1.4)% ..........................                                            (12,477,373)
  OTHER ASSETS, LESS LIABILITIES 3.6% .............................                                             33,004,566
                                                                                                              ---------------

  NET ASSETS 100.0% ...............................................                                           $916,927,552
                                                                                                              ---------------




                                                                       ------------------------------------------------------
    OPTIONS WRITTEN (PREMIUMS RECEIVED $17,746)                            COUNTRY           CONTRACTS            VALUE
                                                                       ------------------------------------------------------

    ISSUER
    HEALTH CARE EQUIPMENT & SUPPLIES
    Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03 ...................    United States             92          $     10,120
                                                                                                              ---------------


                                                                       ------------------------------------------------------
    SECURITIES SOLD SHORT .1%                                               COUNTRY            SHARES              VALUE
                                                                       ------------------------------------------------------

    ISSUER
    CHEMICALS
  e Ecolab Inc. ....................................................    United States         10,000          $    256,000
                                                                                                              ---------------

    HOUSEHOLD PRODUCTS .1%
  e Clorox Co. .....................................................    United States         17,100               729,315
                                                                                                              ---------------

  TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,037,866) ................                                          $    985,315
                                                                                                              ---------------


                                                    -------------------------------------------------------------------------
                                                                                             VALUE AT          UNREALIZED
    SYNTHETIC EQUITY SWAPS (SES)                         COUNTRY           SHARES             6/30/03           GAIN/LOSS
                                                    -------------------------------------------------------------------------

    ISSUER
    HEALTH CARE EQUIPMENT & SUPPLIES
  f Smith & Nephew PLC, ses., 3.75 GBP ............    United Kingdom        15,500     $     89,072          $      6,705
  f Smith & Nephew PLC, ses., 3.78 GBP ............    United Kingdom         4,400           25,285                 2,076

                                                                                        -----------------------------------
  TOTAL SYNTHETIC EQUITY SWAPS ....................                                      $    114,357          $      8,781
                                                                                        ===================================


CURRENCY ABBREVIATIONS: | EUR -- European Unit | GBP -- British Pound | NOK -- Norwegian Krone

a Non-income producing.
b See Note 7 regarding restricted securities.
c Securities denominated in U.S. dollars unless otherwise indicated. d See Note 1(f) regarding securities segregated with broker for securities sold short.
e See Note 1(f) regarding securities sold short.
f See Note 1(d) regarding synthetic equity swaps.

20 | See notes to financial statements. | Semiannual Report

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)



Assets:
 Investments in securities:
  Cost ...................................................................................................    $793,800,646
                                                                                                              ===============
  Value ..................................................................................................     897,395,794
 Cash ....................................................................................................       2,507,569
 Foreign currency, at value (cost $35,640,980) ...........................................................      35,287,489
 Receivables:
  Investment securities sold .............................................................................       3,708,574
  Capital shares sold ....................................................................................       1,824,700
  Dividends and interest .................................................................................       4,840,826
 Unrealized gain on forward exchange contracts (Note 6) ..................................................       1,778,834
 Deposits with broker for securities sold short ..........................................................             117
                                                                                                              ---------------
      Total assets .......................................................................................     947,343,903
                                                                                                              ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................      10,658,830
  Capital shares redeemed ................................................................................       2,876,505
  Affiliates .............................................................................................       1,253,832
 Options written, at value (premiums received $17,746) ...................................................          10,120
 Securities sold short, at value (proceeds $1,037,866) ...................................................         985,315
 Unrealized loss on forward exchange contracts (Note 6) ..................................................      14,256,207
 Due to broker - variation margin ........................................................................         199,078
 Other liabilities .......................................................................................         176,464
                                                                                                              ---------------
       Total liabilities .................................................................................      30,416,351
                                                                                                              ---------------
        Net assets, at value .............................................................................    $916,927,552
                                                                                                              ===============
Net assets consist of:
 Undistributed net investment income .....................................................................    $ 13,217,272
 Net unrealized appreciation (depreciation) ..............................................................      91,331,822
 Accumulated net realized gain (loss) ....................................................................     (74,286,467)
 Capital shares ..........................................................................................     886,664,925
                                                                                                              ---------------
        Net assets, at value .............................................................................    $916,927,552
                                                                                                              ===============


                                                           Semiannual Report| 21

Mutual European Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2003 (unaudited)



CLASS Z:
 Net asset value and maximum offering price per share ($416,005,521 / 28,998,020 shares outstanding) .....          $14.35
                                                                                                              ===============
CLASS A:
 Net asset value per share ($335,151,397 / 23,657,292 shares outstanding) ................................          $14.17
                                                                                                              ===============
 Maximum offering price per share ($14.17 / 94.25%) ......................................................          $15.03
                                                                                                              ===============
CLASS B:
 Net asset value and maximum offering price per share ($30,137,341 / 2,166,089 shares outstanding) a .....          $13.91
                                                                                                              ===============
CLASS C:
 Net asset value per share ($135,633,293 / 9,584,552 shares outstanding) a ...............................          $14.15
                                                                                                              ===============
 Maximum offering price per share ($14.15 / 99.00%) ......................................................          $14.29
                                                                                                              ===============


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


22 | See notes to financial statements. | Semiannual Report

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (unaudited)



Investment income:
 (net of foreign taxes of $2,116,910)
 Dividends ...............................................................................................    $ 17,929,844
 Interest ................................................................................................       3,764,148
                                                                                                              ---------------
      Total investment income ............................................................................      21,693,992
Expenses:
 Management fees (Note 3) ................................................................................       3,339,829
 Administrative fees (Note 3) ............................................................................         325,718
 Distribution fees (Note 3)
  Class A ................................................................................................         542,043
  Class B ................................................................................................         130,988
  Class C ................................................................................................         617,110
 Transfer agent fees (Note 3) ............................................................................         636,600
 Custodian fees ..........................................................................................         108,900
 Reports to shareholders .................................................................................          45,900
 Registration and filing fees ............................................................................          32,400
 Professional fees .......................................................................................          15,400
 Directors' fees and expenses ............................................................................          20,500
 Other ...................................................................................................          10,700
                                                                                                              ---------------

      Total expenses .....................................................................................       5,826,088
                                                                                                              ---------------

       Net investment income .............................................................................      15,867,904
                                                                                                              ---------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ............................................................................................      24,406,670
  Written options (Note 1e) ..............................................................................           1,559
  Foreign currency transactions ..........................................................................     (38,161,810)
                                                                                                              ---------------
      Net realized gain (loss) ...........................................................................     (13,753,581)
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................................................      78,624,731
  Translation of assets and liabilities denominated in foreign currencies ................................      11,296,701
                                                                                                              ---------------
      Net unrealized appreciation (depreciation) .........................................................      89,921,432
                                                                                                              ---------------
Net realized and unrealized gain (loss) ..................................................................      76,167,851
                                                                                                              ---------------

Net increase (decrease) in net assets resulting from operations ..........................................    $ 92,035,755
                                                                                                              ===============




                     Semiannual Report | See notes to financial statements. | 23

Mutual European Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2003 (unaudited)
and the year ended December 31, 2002
                                                                                       SIX MONTHS ENDED        YEAR ENDED
                                                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                                                     ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................................................         $ 15,867,904         $ 13,979,269
  Net realized gain (loss) from investments, written options, and foreign
   currency transactions .......................................................          (13,753,581)         (49,056,871)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ....................           89,921,432          (43,955,257)
                                                                                         ------------------------------------
     Net increase (decrease) in net assets resulting from operations ...........           92,035,755          (79,032,859)
 Distributions to shareholders from:
  Net investment income:
   Class Z .....................................................................           (2,612,846)          (7,252,039)
   Class A .....................................................................           (2,093,128)          (4,788,653)
   Class B .....................................................................             (170,457)            (265,371)
   Class C .....................................................................             (771,505)          (1,129,935)
  Net realized gains:
   Class Z .....................................................................                   --           (2,979,321)
   Class A .....................................................................                   --           (2,333,082)
   Class B .....................................................................                   --             (157,105)
   Class C .....................................................................                   --             (963,971)
                                                                                         ------------------------------------
 Total distributions to shareholders ...........................................           (5,647,936)         (19,869,477)
 Capital share transactions (Note 2):
  Class Z ......................................................................             (379,289)         (29,940,007)
  Class A ......................................................................              419,723           86,376,758
  Class B ......................................................................            2,617,711           15,125,074
  Class C ......................................................................               89,579           21,524,677
                                                                                         ------------------------------------
 Total capital share transactions ..............................................            2,747,724           93,086,502
 Redemption fees (Note 1m) .....................................................                   --               46,091
     Net increase (decrease) in net assets .....................................           89,135,543           (5,769,743)
Net assets:
 Beginning of period ...........................................................          827,792,009          833,561,752
                                                                                         ------------------------------------
 End of period .................................................................         $916,927,552         $827,792,009
                                                                                         ====================================
Undistributed net investment income included in net assets:
 End of period .................................................................         $ 13,217,272         $  2,997,304
                                                                                         ====================================




24 | See notes to financial statements. | Semiannual Report

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                          Semiannual Report | 25

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.


26 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITY LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.


                                                          Semiannual Report | 27

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003, there were 500 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:


                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                       ---------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
Shares sold ........................    2,044,941    $ 27,050,441          7,302,015    $ 107,399,758
Shares issued on reinvestment of
 distributions .....................      166,571       2,401,960            700,007        9,603,833
Shares redeemed ....................   (2,263,408)    (29,831,690)       (10,055,156)    (146,943,598)
                                       ---------------------------------------------------------------
Net increase (decrease) ............      (51,896)   $   (379,289)        (2,053,134)   $ (29,940,007)
                                       ===============================================================

28 | Semiannual Report

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                       ---------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold ........................    6,826,171    $ 87,282,279         17,596,910    $ 254,732,945
Shares issued on reinvestment of
 distributions .....................      112,182       1,597,577            406,105        5,550,303
Shares redeemed ....................   (6,877,995)    (88,460,133)       (12,244,521)    (173,906,490)
                                       ---------------------------------------------------------------
Net increase (decrease) ............       60,358       $ 419,723          5,758,494    $  86,376,758
                                       ===============================================================
CLASS B SHARES:
Shares sold ........................      374,370    $  4,816,415          1,324,759    $  18,907,172
Shares issued on reinvestment of
 distributions .....................       10,810         151,228             27,250          368,524
Shares redeemed ....................     (186,131)     (2,349,932)          (305,003)      (4,150,622)
                                       ---------------------------------------------------------------
Net increase (decrease) ............      199,049    $  2,617,711          1,047,006    $  15,125,074
                                       ===============================================================
CLASS C SHARES:
Shares sold ........................    1,283,577    $ 16,779,478          3,467,474    $  50,301,640
Shares issued on reinvestment of
 distributions .....................       48,395         688,655            134,878        1,886,544
Shares redeemed ....................   (1,347,479)    (17,378,554)        (2,205,493)     (30,663,507)
                                       ---------------------------------------------------------------
Net increase (decrease) ............      (15,507)   $     89,579          1,396,859    $  21,524,677
                                       ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion



                                                          Semiannual Report | 29

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions on sales of those shares and received contingent deferred sales charges for the period of $58,053 and $22,235, respectively.


4. INCOME TAXES

At June 30, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................    $797,787,591
                                                          ------------
Unrealized appreciation ..............................     131,856,324
Unrealized depreciation ..............................     (32,248,121)
                                                          ------------
Net unrealized appreciation (depreciation) ...........    $ 99,608,203
                                                          ============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $23,818,584. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $56,018,300 which may be carried over to offset future capital gains. Such losses expire in 2010.


30 | Semiannual Report

Mutual European Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended June 30, 2003 aggregated $167,414,160 and $150,121,596, respectively.

Transactions in options written during the period ended June 30, 2003 were as follows:

                                         -------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                         -------------------------------
Options outstanding at
 December 31, 2002 ........................    25,800           $ 25,666
Options written ...........................     3,942             29,738
Options expired ...........................      (930)            (1,559)
Options terminated in closing transactions         --                 --
Options exercised .........................   (28,720)           (36,099)
                                         -------------------------------
Options outstanding at
 June 30, 2003 ............................        92           $ 17,746
                                         ================================

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------------
                                                                 IN               SETTLEMENT        UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR             DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
    4,490,000  British Pounds .............          U.S.    $ 7,282,983           7/28/03      U.S. $  110,422
   10,958,870  Swiss Franc ................                    8,073,852           8/13/03               25,244
    5,575,000  European Unit ..............                    6,126,646           9/10/03              261,779
    5,800,000  Danish Krone ...............                      834,664           9/17/03               59,610
                                                             -----------                             ----------
                                                     U.S.    $22,318,145                        U.S. $  457,055
                                                             ===========                             ==========
---------------------------------------------------------------------------------------------------------------
                                                                 IN               SETTLEMENT        UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR             DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------

   28,847,400  European Unit ..............          U.S.    $33,784,311           8/21/03      U.S. $  709,460
  185,660,418  Swedish Krone ..............                   23,696,288           9/23/03              604,675
   30,525,000  European Unit ..............                   34,887,025          12/29/03                7,644
                                                             -----------                             ----------
                                                     U.S.    $92,367,624                             $1,321,779
                                                             ===========                             ----------
   Unrealized gain on forward exchange contracts                                      U.S.           $1,778,834
                                                                                                     ==========
---------------------------------------------------------------------------------------------------------------
                                                                 IN               SETTLEMENT        UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR             DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------

      900,000  Canadian Dollars                      U.S.       $672,043           7/21/03      U.S.  $ (10,600)
                                                              ==========                              =========


                                                          Semiannual Report | 31

Mutual European Fund

6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
                                                                 IN           SETTLEMENT            UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR         DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
   19,700,000  European Unit ..............          U.S.   $ 20,662,524        7/08/03      U.S.  $ (1,954,274)
    3,028,802  Canadian Dollars ...........                    2,120,118        7/21/03                (105,859)
   47,503,065  British Pounds .............                   76,404,664        7/28/03              (1,815,692)
   43,785,047  European Unit ..............                   48,219,861        7/28/03              (2,015,739)
   22,625,456  Swiss Franc ................                   16,632,026        8/13/03                 (91,900)
   30,849,925  British Pounds .............                   50,072,512        8/19/03                (652,758)
   59,793,310  European Unit ..............                   64,454,289        9/10/03              (4,063,218)
  145,173,147  Danish Krone ...............                   21,180,694        9/17/03              (1,202,874)
   26,404,875  European Unit ..............                   28,730,746        9/25/03              (1,514,106)
  241,766,714  Norwegian Krone ............                   32,423,942       10/15/03               (829,187)
                                                            ------------                           ------------
                                                     U.S.   $360,901,376                            (14,245,607)
                                                            ============                           ------------
  Unrealized loss on forward exchange contracts                                                     (14,256,207)
                                                                                                   ------------
    Net unrealized loss on forward exchange contracts                                       U.S.   $(12,477,373)
                                                                                                   ============

7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

---------------------------------------------------------------------------------------------------------------
                                                               ACQUISITION
  SHARES       ISSUER                                              DATE         COST                     VALUE
---------------------------------------------------------------------------------------------------------------
       48,240  Montpelier Re Holdings Ltd. ..............       12/11/01     $  804,000             $ 1,448,165
      403,752  NTL Inc. .................................       11/30/01     24,734,638              13,776,018
       16,080  Olympus Re Holdings Ltd. .................       12/19/01      1,608,000               2,176,106
        2,966  PG & E Corp., wts., 9/02/06 ..............       10/29/02             --                  56,431
       49,244  Security Capital European Realty .........        4/08/98      1,090,108                 364,406
       58,472  White Mountain Insurance
               Group Inc. ...............................        6/01/01     13,686,740              21,941,618
                                                                                                    -----------
TOTAL RESTRICTED SECURITIES (4.34% OF NET ASSETS) .......                                           $39,762,744
                                                                                                    ===========

32 | Semiannual Report

[FRANKLIN TEMPLETON LOGO OMITTED]
One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT
FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual European Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



478 S2003 08/03

                                                                   JUNE 30, 2003

SEMIANNUAL REPORT AND SHAREHOLDER LETTER            |            VALUE


MUTUAL QUALIFIED FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                        Franklin Templeton Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE
Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION
Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST
Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]


Not part of the semiannual report

Contents


SHAREHOLDER LETTER................................    1


SEMIANNUAL REPORT
Mutual Qualified Fund ............................    3
Performance Summary ..............................    8
Financial Highlights &
Statement of Investments .........................   11
Financial Statements .............................   26
Notes to Financial Statements ....................   30

--------------------------------------------------------------------------------


Shareholder Letter

Dear Shareholder:

We are pleased to bring you the enclosed Mutual Qualified Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. Toward period-end, with major combat over, attention returned to the U.S. economy. Economic data suggested improved global business and consumer confidence and benign inflation. Although financial markets experienced significant volatility, many equity markets rallied and showed gains during the reporting period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our


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                                           Not part of the semiannual report | 1

[SIDEBAR]

A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.




assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual Qualified Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
David J. Winters, CFA

Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.



2 | Not part of the semiannual report

Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.


We are pleased to bring you Mutual Qualified Fund's semiannual report for the period ended June 30, 2003. Mutual Qualified Fund Class Z posted an 11.63% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 8. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Lipper Multi-Cap Value Funds Average, returned 11.75% and 12.33% during the same period. 1

The six months under review was a period of significant volatility, with most major equity markets declining from January through early March as fears grew about the economy and the impending war in Iraq. With the war's rapid and successful conclusion, global equity markets rallied. Many investors began discounting potential economic recovery in the second half of 2003, driven by a $350 billion tax cut and economic stimulus package and monetary stimulus in the form of declining interest rates, which reached multi-decade lows during the period. Investor optimism notwithstanding, overall economic growth remained tepid, with low capacity utilization and rising unemployment. U.S. consumers, buoyed by record-level mortgage refinancing activity, continued to spend despite a weak job environment, which helped offset weakness in the economy's industrial side. Low mortgage rates also helped to support the housing market. The weak U.S. economy and low interest rates contributed to a declining U.S. dollar versus other major currencies, particularly the euro.

As always, we encourage our shareholders to evaluate the Fund's performance primarily over longer time frames. Our distinctive, three-pronged investment style, driven by investments in undervalued common stocks combined with distressed-debt investing and risk arbitrage, is designed to provide our shareholders with

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/03, the Lipper Multi-Cap Value Funds Average comprised 522 mutual funds for the six-month period and 333 funds for the three-year period. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.



                                                           Semiannual Report | 3

[SIDEBAR]

AVERAGE ANNUAL TOTAL RETURN 2

-----------------------------------------
  CLASS Z                     6/30/03
-----------------------------------------
  1-Year                        0.31%
-----------------------------------------
  5-Year                        4.88%
-----------------------------------------
  10-Year                      12.06%
-----------------------------------------


3-Year Total Return Comparison 3
7/1/00-6/30/03

[BAR CHART OMITTED]

Mutual Qualified Fund-Class Z          16.31%
S&P 500 Index                         -29.96%
Lipper Multi-Cap Value Funds Average    2.42%


superior risk-adjusted returns over time. As one might expect, the Fund outperformed its benchmarks during the market downdraft in early 2003 and underperformed during the rally, leading to underperformance for the period under review. The weak U.S. dollar dampened Fund performance because we typically hedge our currency exposures, preferring to focus on business fundamentals rather than try to predict foreign currency exchange movements. Investors should recognize that the Fund achieved its year-to-date return with less risk than the overall market largely by virtue of its position in nearly riskless cash equivalents, which averaged approximately 20.0% of the Fund's total net assets during the reporting period. Perhaps more important, however, during the difficult investment climate of the past three years, Mutual Qualified Fund - Class Z provided a 16.31% cumulative total return, as shown in the chart to the left.3 Although this three-year total return might appear modest, it stands in stark contrast to the S&P 500's -29.96% and Lipper Multi-Cap Value Funds Average's 2.42% total returns over the same period. 1

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. In the first half of 2003, securities representing our three-pronged investment approach contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, driven by broad-based improvements in distressed and high yield markets, with particular strength from telecommunications (especially cable), utility and merchant power generation. In the telecommunications sector, U.K. cable companies NTL and Telewest, U.S. cable company Adelphia Communications, and U.S. broadcast tower company Spectrasite contributed positively to the Fund's performance. In the power sector, bonds of Calpine and PG&E Corp.'s Pacific Gas & Electric utility subsidiary also contributed to performance. During 2002 and early 2003, we attempted to take advantage of the market's severe and apparently indiscriminate devaluation of these industries to identify companies we believed had high-quality assets and favorable business prospects. We invested in such businesses at what we considered attractive valuations through purchases of deeply discounted debt. In several cases, we became actively involved in the restructuring process to try to maximize the Fund's ultimate investment return. During the reporting period, the


2. Average annual total return represents the average annual change in value of an investment over the periods shown. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Sources: Standard & Poor's Micropal; Lipper Inc. For descriptions of the S&P 500 and Lipper Multi-Cap Value Funds Average, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.



4 | Semiannual Report

Fund had a high allocation of distressed securities relative to its historical exposure, representing 16.06% of total net assets at period-end.

Within the equity portfolio, gainers included International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care, and other OlegacyO liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains, a well-capitalized Bermuda-based property and casualty insurer, benefited from the strong pricing environment for primary and reinsurance risks, solid returns from its high-quality investment portfolio, and a well-executed turnaround at its OneBeacon Insurance Group operating subsidiary. We believe White Mountains is led by a strong management team, who employ disciplined operating principles and has generated solid returns for shareholders.

Liberty Media's performance benefited from improvement in the underlying media environment. Notwithstanding a pause during the war in Iraq, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. Such factors supported gains in share prices of some of Liberty's largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed positively to financial performance for Liberty's private assets, most notably Discovery Communications. In addition to appreciation of its underlying assets, the discount at which Liberty traded to its net asset value narrowed during the reporting period.

Cendant, an owner and franchiser of primarily travel and real estate-related businesses, began 2003 trading at what we considered depressed valuations because of concerns over the impact of the economy and the war in Iraq on its businesses. As the period progressed, investors seemed to gain comfort that strength in Cendant's real estate business was likely to continue. After war in Iraq concluded, the company's travel business began to rebound. As the equity markets rallied and Cendant's business prospects improved, the stock was revalued to what we believed was a more appropriate level given its strong competitive positions and substantial free cash flow generation.

Despite the stock market rally, not all of our positions gained in value during the six months under review. For example, our investment in Abitibi-Consolidated, a Canadian paper and forest products company, declined in value. Much of Abitibi's sales are denominated in U.S. dollars. During the first half of 2003, the U.S. dollar


[SIDEBAR]
GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS AS OF 6/30/03

[BAR CHART OMITTED]
U.S.                 49.2%
U.K.                  5.7%
FRANCE                5.0%
CANADA                2.3%
SPAIN                 2.1%
NETHERLANDS           1.6%
SWITZERLAND           1.4%
NORWAY                1.3%
GERMANY               1.1%
OTHER COUNTRIES       3.8%
GOVERNMENT AGENCIES  25.2%
OTHER NET ASSETS      1.3%




                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/03

--------------------------------------------
                                 % OF TOTAL
                                 NET ASSETS
--------------------------------------------
Insurance                              8.6%
--------------------------------------------
Media                                  8.2%
--------------------------------------------
Thrifts & Mortgage Finance             5.0%
--------------------------------------------
Commercial Banks                       4.7%
--------------------------------------------
Tobacco                                3.7%
--------------------------------------------
Metals & Mining                        2.9%
--------------------------------------------
Food Products                          2.6%
--------------------------------------------
Commercial Services & Supplies         2.3%
--------------------------------------------
Health Care Providers & Services       2.0%
--------------------------------------------
Oil & Gas                              2.0%
--------------------------------------------


declined in value about 6% versus the Canadian dollar; thus Abitibi received lower revenues once its U.S. dollar sales were converted to Canadian dollars, hurting Abitibi's financial results. We continue to hold the position because of the company's financial strength and what we believe are the newsprint market's improving fundamentals. Akzo Nobel also declined in value as the company was hurt by generic competition for one of its lead drugs, the declining U.S. dollar, and the decline in value of its pension fund assets. Finally, Allied Domecq declined after the company cited weakness in its Spanish operations, adverse currency movements and a higher-than-expected contribution to its pension plans.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund's portfolio. For example, we sold our Allied Domecq position and purchased shares of Diageo in its place at approximately the same valuation. We believe Diageo is now better focused after divesting Burger King and selling Pillsbury to General Mills for about a 20% stake in the combined entity. Diageo is the world's leading spirits company with well-known brands including Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey's. We believe management is committed to using the proceeds from its asset sales to grow its core business profitably or return excess cash to shareholders through dividends and a significant share buyback program. We took a similar approach with other Fund holdings by focusing on buying what we consider solid businesses at significant discounts to our estimates of intrinsic value.

Two notable purchases during the reporting period were Northrop Grumman and Hartford Financial Services Group. Northrop Grumman, a leading U.S. defense contractor, builds products such as aircraft carriers, submarines, military jets and unmanned air vehicles. We added to our position in Northrup during the period because, with the U.S. government increasingly focused on long-term defense spending, we believe it is well positioned to meet present and future needs of all the military branches. Our investment in the company was based on the company's broad product portfolio, robust sales backlog, improving profit margins, strong free cash flow and what we consider a quality management team and attractive valuation. Hartford, a leading U.S. insurance company, offers non-life and life insurance products to companies and individuals. During the period, Hartford raised additional capital by issuing stock to shore up its balance sheet, maintain its corporate debt and financial strength ratings, and boost its reserves for asbestos liabilities. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings per share; although at a premium to estimated book value. We believe this is an attractive valuation for one of the industry's leading and best-managed U.S. insurance companies.

We review Fund holdings by reexamining business fundamentals and valuations, opting to sell or reduce positions that we believe have either become fully valued or are at risk of declining. During the period, we liquidated our position in




6 | Semiannual Report

Burlington Resources, an oil company, after the shares rose to levels we believe reflected fair value. PPL Corp., a Pennsylvania electric and gas utility, was another position that we sold after a rally in the shares reduced the attractiveness of the investment. We also sold our holdings in Daiichi Pharmaceutical after management made what we believed were ill-advised acquisitions. Lastly, we made some sales in selected positions within the distressed portfolio following the significant rally this past spring.

Although no one can predict where the market will go next, we seek out opportunities where we believe downside risk is limited and upside potential is substantial over the long term. We continue to troll the distressed debt markets for additional opportunities. Although merger and acquisition activity has picked up somewhat, we did not find as many attractive opportunities in the arbitrage arena as in the past, but we remain alert for opportunities that can earn attractive risk-adjusted returns for the Fund. We continue to do in-depth, detailed work to uncover compelling special situations. As always, we stay true to our time-tested, three-pronged approach, seeking to generate attractive risk-adjusted returns over time. We appreciate your participation in Mutual Qualified Fund and welcome your comments, questions and suggestions, either by regular mail or at mutualseries@frk.com.


[PHOTO OF JEFF DIAMOND OMITTED]
/S/SIGNATURE
Jeff Diamond, CFA
Portfolio Manager


[PHOTO OF ANNE GUDEFIN OMITTED]
/S/SIGNATURE
Anne Gudefin, CFA
Assistant Portfolio Manager
Mutual Qualified Fund


[SIDEBAR]
TOP 10 HOLDINGS
6/30/03

-----------------------------------------------------
COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRy                  NET ASSETS
-----------------------------------------------------
White Mountains Insurance Group Inc.            3.8%
  INSURANCE, U.S.
-----------------------------------------------------
International Steel Group, B                    2.0%
  METALS & MINING, U.S.
-----------------------------------------------------
Liberty Media Corp., A                          1.8%
  MEDIA, U.S.
-----------------------------------------------------
Altadis SA                                      1.7%
  TOBACCO, SPAIN
-----------------------------------------------------
Sovereign Bancorp Inc.                          1.7%
  THRIFTS & MORTGAGE FINANCE, U.S.
-----------------------------------------------------
E.W. Scripps Co., A                             1.4%
  MEDIA, U.S.
-----------------------------------------------------
Washington Post Co., B                          1.3%
  MEDIA, U.S.
-----------------------------------------------------
Lagardere SCA                                   1.2%
  MEDIA, FRANCE
-----------------------------------------------------
Republic Services Inc.                          1.1%
  COMMERCIAL SERVICES & SUPPLIES, U.S.
-----------------------------------------------------
Berkshire Hathaway Inc.                         1.1%
  INSURANCE, U.S.
-----------------------------------------------------



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                           Semiannual Report | 7

Performance Summary as of 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.52            $15.47           $13.95
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.1022
--------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.49            $15.40           $13.91
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0981
--------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.43            $15.15           $13.72
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0908
--------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.44            $15.29           $13.85
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.0908




8 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE 1
--------------------------------------------------------------------------------------------------
CLASS Z                                 6-MONTH         1-YEAR            5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 11.63%          0.31%            26.92%          212.33%
Average Annual Total Return 3             11.63%          0.31%             4.88%           12.06%
Value of $10,000 Investment 4            $11,163        $10,031           $12,692          $31,233
--------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 11.42%          0.01%            24.80%           78.84%
Average Annual Total Return 3              5.00%         -5.77%             3.30%            8.11%
Value of $10,000 Investment 4            $10,500         $9,423           $11,761          $16,812
--------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 11.08%         -0.64%            12.87%           30.99%
Average Annual Total Return 3              7.08%         -4.57%             3.24%            5.86%
Value of $10,000 Investment 4            $10,708         $9,543           $11,003          $12,914
--------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 11.05%         -0.68%            20.75%           71.35%
Average Annual Total Return 3              8.95%         -2.66%             3.63%            8.22%
Value of $10,000 Investment 4            $10,895         $9,734           $11,953          $16,924



ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




     Semiannual Report | Past performance does not guarantee future results. | 9

ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED OJUNK BONDS,O WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).







10 | Past performance does not guarantee future results. | Semiannual Report

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $13.95     $16.49       $16.61     $16.91      $16.46      $18.19
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .14        .28          .23        .24         .23         .43
 Net realized and unrealized gains (losses) .......           1.49      (2.34)        1.12       1.99        1.99        (.38)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           1.63      (2.06)        1.35       2.23        2.22         .05
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.10)      (.26)        (.20)      (.55)       (.29)       (.45)
 Net realized gains ...............................             --       (.22)       (1.27)     (1.98)      (1.48)      (1.33)
                                                     --------------------------------------------------------------------------
Total distributions ...............................           (.10)      (.48)       (1.47)     (2.53)      (1.77)      (1.78)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................         $15.48     $13.95       $16.49     $16.61      $16.91      $16.46
                                                     --------------------------------------------------------------------------
Total return b ....................................          11.63%    (12.70)%       8.21%     14.25%      13.64%        .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................     $2,716,398 $2,503,544   $3,022,299 $2,921,221  $3,152,050  $3,942,519
Ratios to average net assets:*
 Expenses c .......................................            .86%d      .80%         .80%       .80%        .80%        .77%
 Expenses, excluding waiver and
  payments by affiliate c .........................            .86%d      .80%         .80%       .83%        .85%        .80%
 Net investment income ............................           1.96%d     1.81%        1.29%      1.43%       1.31%       2.05%
Portfolio turnover rate ...........................          20.63%     51.24%       52.64%     54.73%      59.84%      66.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ..........................................            .82%d      .79%         .79%       .78%        .77%        .76%
Expenses, excluding waiver and
payments by affiliate .............................            .82%d      .79%         .79%       .81%        .82%        .79%



a Based on average weighted shares outstanding beginning with the year ended December 31, 1999.

b  Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d  Annualized.




                                                          Semiannual Report | 11

Mutual Qualified Fund

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............         $13.91     $16.44       $16.56     $16.87      $16.42      $18.14
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .11        .23          .17        .18         .17         .35
 Net realized and unrealized gains (losses) .......           1.49      (2.33)        1.12       1.98        1.99        (.35)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           1.60      (2.10)        1.29       2.16        2.16        0.00
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.10)      (.21)        (.14)      (.49)       (.23)       (.39)
 Net realized gains ...............................             --       (.22)       (1.27)     (1.98)      (1.48)      (1.33)
                                                     --------------------------------------------------------------------------
Total distributions ...............................           (.10)      (.43)       (1.41)     (2.47)      (1.71)      (1.72)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................         $15.41     $13.91       $16.44     $16.56      $16.87      $16.42
                                                     --------------------------------------------------------------------------
Total return b ....................................          11.42%    (13.00)%       7.85%     13.81%      13.27%        .15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $516,963   $449,507     $482,182   $443,655    $471,313    $570,143
Ratios to average net assets:*
 Expenses c .......................................           1.21%d     1.15%        1.15%      1.15%       1.14%       1.12%
 Expenses, excluding waiver and
  payments by affiliate c .........................           1.21%d     1.15%        1.15%      1.18%       1.19%       1.15%
 Net investment income ............................           1.61%d     1.46%         .94%      1.08%        .97%       1.66%
Portfolio turnover rate ...........................          20.63%     51.24%       52.64%     54.73%      59.84%      66.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ..........................................           1.17%d     1.14%        1.14%      1.13%       1.11%       1.11%
Expenses, excluding waiver and
payments by affiliate .............................           1.17%d     1.14%        1.14%      1.16%       1.16%       1.14%



a Based on average weighted shares outstanding beginning with the year ended December 31, 1999.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d  Annualized.


12 | Semiannual Report

Mutual Qualified Fund

                                                               ----------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2003              YEAR ENDED DECEMBER 31,
CLASS B                                                            (UNAUDITED)       2002       2001        2000        1999 D
                                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $13.72       $16.25     $16.44      $16.78      $16.42
                                                                       ------------------------------------------------------
Income from investment operations:
 Net investment income a ......................................           .07          .13        .04         .08         .03
 Net realized and unrealized gains (losses) ...................          1.46        (2.30)      1.13        1.96        2.01
                                                                       ------------------------------------------------------
Total from investment operations ..............................          1.53        (2.17)      1.17        2.04        2.04
                                                                       ------------------------------------------------------
Less distributions from:
 Net investment income ........................................          (.09)        (.14)      (.09)       (.40)       (.20)
 Net realized gains ...........................................            --         (.22)     (1.27)      (1.98)      (1.48)
                                                                       ------------------------------------------------------
Total distributions ...........................................          (.09)        (.36)     (1.36)      (2.38)      (1.68)
Net asset value, end of period ................................        $15.16       $13.72     $16.25      $16.44      $16.78
                                                                       ------------------------------------------------------
Total return b ................................................         11.08%      (13.58)%     7.17%      13.12%      12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................       $42,635      $36,023    $20,581      $6,278      $4,168
Ratios to average net assets:*
 Expenses c ...................................................          1.86%e       1.80%      1.80%       1.80%       1.81%
 Expenses, excluding waiver and payments by affiliate c .......          1.86%e       1.80%      1.80%       1.82%       1.86%
 Net investment income ........................................           .96%e        .81%       .24%        .45%        .20%
Portfolio turnover rate .......................................         20.63%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ......................................................          1.82%e       1.79%      1.79%       1.78%       1.78%
Expenses, excluding waiver and payments by affiliate ..........          1.82%e       1.79%      1.79%       1.80%       1.83%


a  Based on average weighted shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d  Effective date of Class B shares was January 1, 1999.

e  Annualized.


                                                          Semiannual Report | 13

Mutual Qualified Fund

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $13.85     $16.36       $16.49     $16.80      $16.35      $18.09
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .07        .13          .05        .07         .05         .24
 Net realized and unrealized gains (losses) .......           1.47      (2.31)        1.12       1.97        1.98        (.37)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           1.54      (2.18)        1.17       2.04        2.03        (.13)
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.09)      (.11)        (.03)      (.37)       (.10)       (.28)
 Net realized gains ...............................             --       (.22)       (1.27)     (1.98)      (1.48)      (1.33)
                                                     --------------------------------------------------------------------------
Total distributions ...............................           (.09)      (.33)       (1.30)     (2.35)      (1.58)      (1.61)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................         $15.30     $13.85       $16.36     $16.49      $16.80      $16.35
                                                     --------------------------------------------------------------------------
Total return b ....................................          11.05%   (13.53)%       7.16%     13.11%      12.54%       (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $245,338   $225,699     $251,798   $220,838    $264,902    $322,609
Ratios to average net assets:*
 Expenses c .......................................           1.86%d     1.79%        1.79%      1.79%       1.80%       1.77%
 Expenses, excluding waiver and
  payments by affiliate c .........................           1.86%d     1.79%        1.79%      1.82%       1.84%       1.80%
 Net investment income ............................            .96%d      .82%         .30%       .44%        .32%       1.01%
Portfolio turnover rate ...........................          20.63%     51.24%       52.64%     54.73%      59.84%      66.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ..........................................           1.82%d     1.78%        1.78%      1.77%       1.77%       1.76%
Expenses, excluding waiver and
payments by affiliate .............................           1.82%d     1.78%        1.78%      1.80%       1.81%       1.79%



a Based on average weighted shares outstanding beginning with the year ended December 31, 1999.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d  Annualized.





14 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY           CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 61.7%
     AEROSPACE & DEFENSE .7%
     Northrop Grumman Corp. .........................................     United States         284,200       $    24,523,618
                                                                                                              ---------------
     BEVERAGES .7%
     Brown-Forman Corp., A ..........................................     United States          39,600             3,187,800
     Brown-Forman Corp., B ..........................................     United States         141,945            11,159,716
     Diageo PLC .....................................................    United Kingdom         952,200            10,166,060
     Pepsi Bottling Group Inc. ......................................     United States          83,900             1,679,678
                                                                                                              ---------------
                                                                                                                   26,193,254
                                                                                                              ---------------
     CHEMICALS 1.1%
     Akzo Nobel NV ..................................................      Netherlands          948,471            25,138,332
     Syngenta AG ....................................................      Switzerland          288,770            14,475,274
                                                                                                              ---------------
                                                                                                                   39,613,606
                                                                                                              ---------------
     COMMERCIAL BANKS 4.7%
     Bank of America Corp. ..........................................     United States         164,600            13,008,338
     Bank of Ireland ................................................    Irish Republic       2,004,475            24,284,530
     Danske Bank ....................................................        Denmark            644,680            12,554,625
     DNB Holding ASA ................................................        Norway           3,538,125            17,449,469
     Fleet Boston Financial Corp. ...................................     United States         500,540            14,871,043
     Gjensidige NOR ASA .............................................        Norway              13,300               465,235
a,c  ITLA Capital Corp. .............................................     United States         686,300            27,747,109
     KeyCorp ........................................................     United States         132,200             3,340,694
a,b,cNippon Investment LLC ..........................................         Japan           9,112,000            16,037,120
a,b,cState National Bancshares Inc. .................................     United States       1,375,000            24,750,000
     U.S. Bancorp ...................................................     United States         433,599            10,623,176
                                                                                                              ---------------
                                                                                                                  165,131,339
                                                                                                              ---------------
     COMMERCIAL SERVICES & SUPPLIES 2.3%
  a  Alderwoods Group Inc. ..........................................     United States         530,784             2,898,081
  a  Cendant Corp. ..................................................     United States       1,453,114            26,621,048
  a  Republic Services Inc. .........................................     United States       1,719,000            38,969,730
  a  Veridian Corp. .................................................     United States          39,900             1,392,111
     Waste Management Inc. ..........................................     United States         421,605            10,156,464
                                                                                                              ---------------
                                                                                                                   80,037,434
                                                                                                              ---------------
     COMMUNICATIONS EQUIPMENT
  a  Marconi Corp. ..................................................     United Kingdom      5,233,857             5,311,500
                                                                                                              ---------------
     COMPUTERS & PERIPHERALS
  a  DecisionOne Corp. ..............................................     United States         245,461               490,922
                                                                                                              ---------------
     CONSTRUCTION & ENGINEERING 1.0%
     Grupo Dragados SA ..............................................         Spain             567,171            11,417,540
     Vinci SA .......................................................         France            326,434            22,697,923
                                                                                                              ---------------
                                                                                                                   34,115,463
                                                                                                              ---------------
     CONSTRUCTION MATERIALS .9%
     Lafarge North America Inc. .....................................     United States         563,945            17,425,900
     RMC Group PLC ..................................................     United Kingdom      1,739,111            13,251,176
                                                                                                              ---------------
                                                                                                                   30,677,076
                                                                                                              ---------------


                                                          Semiannual Report | 15

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 1.2%
 a,b A.B. Watley Group Inc. ....................................    United States           128,325        $        57,746
 a,b Leucadia National Corp. ...................................    United States           691,640             24,389,993
     MCG Capital Corp. .........................................    United States           895,149             12,979,661
     Principal Financial Group .................................    United States            97,300              3,137,925
 a,c Union Acceptance Corp., A .................................    United States         3,595,994              1,096,778
                                                                                                            ---------------
                                                                                                                41,662,103
                                                                                                            ---------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
     BCE Inc. ..................................................       Canada               787,400             17,999,370
     Telecom Italia SpA, di Risp ...............................        Italy             1,980,600             10,849,051
   a XO Communications Inc. ....................................    United States         1,283,575              4,652,959
                                                                                                            ---------------
                                                                                                                33,501,380
                                                                                                            ---------------
     ELECTRIC UTILITIES .7%
     E.ON AG ...................................................       Germany              355,810             18,243,838
   a PG & E Corp. ..............................................    United States           319,500              6,757,425
 a,b PG & E Corp., wts., 9/02/06 ...............................    United States            12,976                246,881
   a Reliant Resources Inc. ....................................    United States           156,000                956,280
                                                                                                            ---------------
                                                                                                                26,204,424
                                                                                                            ---------------
     FOOD & STAPLES RETAILING 1.1%
   a Kroger Co. ................................................    United States         1,967,400             32,816,232
   a Safeway Inc. ..............................................    United States           339,100              6,937,986
                                                                                                            ---------------
                                                                                                                39,754,218
                                                                                                            ---------------
     FOOD PRODUCTS 2.6%
     Cadbury Schweppes PLC .....................................   United Kingdom         2,728,621             16,119,310
     Groupe Danone .............................................       France               255,530             35,359,453
     Hershey Foods Corp. .......................................    United States            94,700              6,596,802
     Nestle SA .................................................     Switzerland            159,750             32,963,069
                                                                                                            ---------------
                                                                                                                91,038,634
                                                                                                            ---------------
     HEALTH CARE EQUIPMENT & SUPPLIES .1%
   a Centerpulse Ltd. ..........................................     Switzerland             11,800              3,175,298
                                                                                                            ---------------
     HEALTH CARE PROVIDERS & SERVICES 2.0%
   a Anthem Inc. ...............................................    United States            42,800              3,302,020
     CIGNA Corp. ...............................................    United States           166,500              7,815,510
     Generale De Sante .........................................       France               844,641             10,038,969
   a Genesis Health Ventures Inc. ..............................    United States           240,768              4,249,555
     HCA Inc. ..................................................    United States           275,000              8,811,000
   a Health Net Inc., A ........................................    United States           254,325              8,380,009
 a,d Kindred Healthcare Inc. ...................................    United States           604,030             10,237,100
 a,d Kindred Healthcare Inc., wts., Series A, 4/20/06 ..........    United States           104,567                298,016
 a,d Kindred Healthcare Inc., wts., Series B, 4/20/06 ..........    United States           261,416                610,929
   a Rotech Healthcare Inc. ....................................    United States           170,585              3,735,812
   a Triad Hospitals Inc. ......................................    United States           570,800             14,167,256
   a Wellpoint Health Networks Inc. ............................    United States               505                 42,572
                                                                                                            ---------------
                                                                                                                71,688,748
                                                                                                            ---------------


16 | Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     HOTELS RESTAURANTS & LEISURE .7%
   a Park Place Entertainment Corp. ............................    United States         1,180,600         $   10,731,654
   a Prime Hospitality Corp. ...................................    United States         1,883,780             12,640,164
                                                                                                            ---------------
                                                                                                                23,371,818
                                                                                                            ---------------
     INDUSTRIAL CONGLOMERATES 1.3%
     Crane Co. .................................................    United States           552,620             12,505,791
     Orkla ASA .................................................       Norway             1,658,000             28,711,349
                                                                                                            ---------------
                                                                                                                41,217,140
                                                                                                            ---------------
     INSURANCE 8.6%
   a Alleghany Corp. ...........................................    United States           135,504             25,881,264
   a Berkshire Hathaway Inc., A ................................    United States               468             33,930,000
   a Berkshire Hathaway Inc., B ................................    United States             1,850              4,495,500
     Hartford Financial Services Group Inc. ....................    United States           384,600             19,368,456
 a,b Montpelier Re Holdings Ltd. ...............................       Bermuda              291,900              8,762,838
     Old Republic International Corp. ..........................    United States           608,000             20,836,160
 a,b Olympus Re Holdings Ltd. ..................................       Bermuda               97,300             13,167,609
     Prudential Financial Inc. .................................    United States           614,600             20,681,290
     Travelers Property Casualty Corp., A ......................    United States         1,333,790             21,207,261
     White Mountains Insurance Group Inc. ......................    United States           126,990             50,161,050
   b White Mountains Insurance Group Inc. ......................    United States           226,940             85,159,235
                                                                                                            ---------------
                                                                                                               303,650,663
                                                                                                            ---------------
     IT SERVICES .1%
   a Comdisco Contingent Equity Distribution ...................    United States        44,591,246                164,988
   a Concord EFS Inc. ..........................................    United States           192,000              2,826,240
                                                                                                            ---------------
                                                                                                                 2,991,228
                                                                                                            ---------------
   MACHINERY 1.0%
   a Joy Global Inc. ...........................................    United States           770,930             11,386,636
     Kone Corp.,B ..............................................       Finland              537,670             22,536,437
a,b,cLancer Industries Inc., B .................................    United States                 4              2,454,083
                                                                                                            ---------------
                                                                                                                36,377,156
                                                                                                            ---------------
     MEDIA 8.2%
     Dow Jones & Co. Inc. ......................................    United States           182,600              7,857,278
     E.W. Scripps Co., A .......................................    United States           555,200             49,257,344
   a Fox Entertainment Group Inc., A ...........................    United States           438,400             12,617,152
   a Hispanic Broadcasting Corp., A ............................    United States            46,100              1,173,245
     Lagardere SCA .............................................       France               960,901             41,765,830
   a Liberty Media Corp., A ....................................    United States         5,458,059             63,095,162
     McGraw-Hill Cos. Inc. .....................................    United States            64,900              4,023,800
     Meredith Corp. ............................................    United States           505,715             22,251,460
   a NTL Europe Inc. ...........................................       France               229,124                  2,291
 a,b NTL Inc. ..................................................    United States           601,166             20,511,784
     NV Holdingsmig de Telegraaf ...............................     Netherlands            705,351             11,339,918
     Omnicom Group Inc. ........................................    United States           102,700              7,363,590
   a TVMAX Holdings Inc. .......................................    United States            64,341                136,725
     Washington Post Co., B ....................................    United States            64,050             46,942,245
                                                                                                            ---------------
                                                                                                               288,337,824
                                                                                                            ---------------


                                                          Semiannual Report | 17

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     METALS & MINING 2.9%
     Anglo American PLC ........................................   United Kingdom           712,200        $    10,870,860
     Barrick Gold Corp. ........................................       Canada               479,800              8,588,420
   a Eldorado Gold Corp. .......................................       Canada             1,650,000              2,865,869
     Fording Canadian Coal Trust ...............................       Canada                39,450                708,431
   a Glamis Gold Ltd. ..........................................       Canada               195,100              2,192,587
 a,b International Steel Group .................................    United States               721             66,692,500
 a,b International Steel Group, B ..............................    United States                52              4,810,000
   a Wheaton River Minerals Ltd. ...............................       Canada             2,847,125              3,562,180
   a Wheaton River Minerals Ltd., wts., 5/30/07 ................       Canada               777,331                354,698
                                                                                                            ---------------
                                                                                                               100,645,545
                                                                                                            ---------------
     MULTI-UTILITIES .6%
     Suez SA ...................................................       France             1,259,168             20,041,190
                                                                                                            ---------------
     OIL & GAS 2.0%
     BP PLC ....................................................   United Kingdom         1,221,600              8,471,434
     BP PLC, ADR ...............................................   United Kingdom           193,700              8,139,274
     Conocophillips ............................................    United States           206,286             11,304,473
     Royal Dutch Petroleum Co., N.Y. shs. ......................     Netherlands            314,800             14,675,976
 a,c Southwest Royalties Inc., A ...............................    United States            58,923              1,767,704
     Total SA, B ...............................................       France               166,368             25,142,142
                                                                                                            ---------------
                                                                                                                69,501,003
                                                                                                            ---------------
     PAPER & FOREST PRODUCTS 1.3%
     Abitibi-Consolidated Inc. .................................       Canada             3,361,600             21,276,732
     Meadwestvaco Corp. ........................................    United States           987,400             24,388,780
                                                                                                            ---------------
                                                                                                                45,665,512
                                                                                                            ---------------
     PERSONAL PRODUCTS .3%
     Beiersdorf AG .............................................       Germany               67,500              9,000,155
                                                                                                            ---------------
     PHARMACEUTICALS 1.2%
     ICN Pharmaceuticals Inc. ..................................    United States           813,200             13,629,232
     Merck & Co. Inc. ..........................................    United States           203,500             12,321,925
     Takeda Chemical Industries Ltd. ...........................        Japan               462,400             17,059,604
                                                                                                            ---------------
                                                                                                                43,010,761
                                                                                                            ---------------
     REAL ESTATE 1.9%
   a Alexander's Inc. ..........................................    United States           132,890             11,094,986
     American Financial Realty Trust ...........................    United States           137,900              2,056,089
     Canary Wharf Group PLC ....................................   United Kingdom         8,298,072             35,053,983
 a,b Security Capital European Realty ..........................     Luxembourg             164,143              1,214,658
     Ventas Inc. ...............................................    United States         1,110,125             16,818,394
                                                                                                            ---------------
                                                                                                                66,238,110
                                                                                                            ---------------
     ROAD & RAIL 1.3%
     Canadian National Railway Co. .............................       Canada               313,200             15,001,329
     Florida East Coast Industries Inc., A .....................    United States         1,156,900             29,558,794
     Florida East Coast Industries Inc., B .....................    United States           104,200              2,594,580
                                                                                                            ---------------
                                                                                                                47,154,703
                                                                                                            ---------------


18 | Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     SEMICONDUCTOR EQUIPMENT & PRODUCTS .2%
   a Integrated Device Technology Inc. .........................    United States           762,152         $    8,421,780
                                                                                                            ---------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .2%
   a Lattice Semiconductor Corp. ...............................    United States           932,086              7,671,068
                                                                                                            ---------------
     SOFTWARE .2%
     J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03 ..............    United States               512                 97,280
   a Peoplesoft Inc. ...........................................    United States           336,000              5,910,240
     Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03 ..................    United States               126                  6,930
                                                                                                            ---------------
                                                                                                                 6,014,450
                                                                                                            ---------------
     THRIFTS & MORTGAGE FINANCE 5.0%
     Astoria Financial Corp. ...................................    United States           358,700             10,018,491
     Brookline Bancorp Inc. ....................................    United States         1,220,100             17,081,400
     Commercial Federal Corp. ..................................    United States           737,310             15,630,972
   a Franklin Bank Corp. .......................................    United States           724,979              7,249,790
     Freddie Mac ...............................................    United States           169,100              8,585,207
     Greenpoint Financial Corp. ................................    United States           329,640             16,791,862
     Hudson City Bancorp Inc. ..................................    United States           341,300              8,727,041
 a,c Saxon Capital Inc. ........................................    United States         2,099,094             36,482,254
     Sovereign Bancorp Inc. ....................................    United States         3,735,520             58,460,888
                                                                                                            ---------------
                                                                                                               179,027,905
                                                                                                            ---------------
     TOBACCO 3.7%
     Altadis SA ................................................        Spain             2,372,100             60,800,027
     Altria Group Inc. .........................................    United States           662,100             30,085,824
     British American Tobacco PLC ..............................   United Kingdom         1,191,827             13,520,917
     Gallaher Group PLC ........................................   United Kingdom         1,488,514             14,614,707
     Gallaher Group PLC, ADR ...................................   United Kingdom            16,650                659,340
     Korea Tobacco & Ginseng Corp., GDR, 144A ..................     South Korea          1,257,000             10,407,960
                                                                                                            ---------------
                                                                                                               130,088,775
                                                                                                            ---------------
     TRANSPORTATION INFRASTRUCTURE .3%
   a Laidlaw International Inc. ................................    United States           830,791              9,317,329
                                                                                                            ---------------
     WIRELESS TELECOMMUNICATIONS SERVICES .6%
   a Spectrasite Inc. ..........................................    United States           445,010             22,183,749
                                                                                                            ---------------
     TOTAL COMMON STOCKS AND OTHER EQUITY
     INTERESTS (COST $1,672,797,095) ...........................                                             2,173,046,881
                                                                                                            ---------------
     PREFERRED STOCKS .5%
     ELECTRIC UTILITIES
   a Calpine Capital Trust, 5.75%, cvt. pfd. ...................    United States            28,100              1,208,300
                                                                                                            ---------------
     FOOD PRODUCTS .1%
     Unilever NV, pfd. .........................................     Netherlands            237,600              1,446,102
                                                                                                            ---------------
     HEALTH CARE PROVIDERS & SERVICES
   a Genesis Health Ventures Inc., PIK, 6.00%, cvt. pfd. .......    United States             2,797                236,346
                                                                                                            ---------------




                                                          Semiannual Report | 19

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS (CONT.)
     HOUSEHOLD PRODUCTS .4%
     Henkel KGAA, pfd. .........................................       Germany              195,600         $   11,994,626
                                                                                                            ---------------
     MEDIA
   a NTL Europe Inc., 10.00%, A, pfd. ..........................    United States           100,846                201,692
                                                                                                            ---------------
     TOTAL PREFERRED STOCKS (COST $14,745,939)                                                                  15,087,066
                                                                                                            ---------------

                                                                  ---------------------------------------------------------
                                                                       COUNTRY       PRINCIPAL AMOUNT E         VALUE
                                                                  ---------------------------------------------------------
     CORPORATE BONDS & NOTES 5.7%
     Alderwoods Group Inc., 12.25%, 1/02/09 ....................    United States     $   5,712,400         $    5,998,020
     Calpine Canada Energy Finance,
       8.50%, 5/01/08 ..........................................       Canada             9,648,000              7,573,680
       8.375%, 10/15/08 ........................................       Canada               180,000  EUR           150,894
     Calpine Corp.,
       7.875%, 4/01/08 .........................................    United States         2,344,000              1,804,880
       7.75%, 4/15/09 ..........................................    United States         4,805,000              3,579,725
       8.625%, 8/15/10 .........................................    United States         5,320,000              4,016,600
       cvt., 4.00%, 12/26/06 ...................................    United States        14,025,000             12,692,625
       cvt., 144A, 4.00%, 12/26/06 .............................    United States         1,675,000              1,515,875
     Charter Communications Holdings LLC,
       8.625%, 4/01/09 .........................................    United States         1,640,000              1,189,000
       10.00%, 5/15/11 .........................................    United States         6,190,000              4,487,750
       senior disc. note, zero cpn., 1/15/06 ...................    United States         3,100,000              1,627,500
       zero cpn., 5/15/11 ......................................    United States         2,295,000              1,170,450
     Charter Communications Operating LLC, Bank Claim ..........    United States         9,339,000              8,591,880
     DecisionOne Corp., Term Loan ..............................    United States         7,925,639              6,657,537
     Eurotunnel Finance Ltd.,
       Equity Note, 12/31/03 ...................................   United Kingdom         4,642,094  GBP         2,489,531
       Participating Loan Note, 4/30/40 ........................   United Kingdom         1,020,000  GBP           513,358
     Eurotunnel PLC,
       12/31/18, Tier 2 ........................................   United Kingdom        10,005,715  GBP        11,970,337
       12/31/25, Tier 3 ........................................   United Kingdom         8,208,908  GBP         8,398,415
       12/31/50, Resettable Advance R5 .........................   United Kingdom         2,121,310  GBP         1,505,195
       Stabilization Advance S8, Tier 1 ........................   United Kingdom         5,710,383  GBP         2,261,500
       Stabilization Advance S8, Tier 2 ........................   United Kingdom         4,619,985  GBP         1,791,549
     Eurotunnel SA,
       5.28%, 12/31/18, Tier 2 (Pibor) .........................       France             1,096,535  EUR           912,929
       5.28%, 12/31/25, Tier 3 (Pibor) .........................       France             2,898,202  EUR         2,063,464
       12/31/18, Tier 2 (Libor) ................................       France             2,479,106  EUR         2,064,000
       12/31/25, Tier 3 (Libor) ................................       France            19,287,827  EUR        13,732,563
       12/31/50, Resettable Advance R4 .........................       France               313,898  EUR           155,000
       Stabilization Advance S6, Tier 1 (Pibor) ................       France               643,780  EUR           177,429
       Stabilization Advance S6, Tier 2 (Libor) ................       France             1,928,242  EUR           520,363
       Stabilization Advance S7, Tier 1 (Pibor) ................       France             2,341,771  EUR           645,405


20 | Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Level 3 Communications Inc.,
       Term Loan A .............................................    United States   $     2,357,500         $    2,180,687
       Term Loan C .............................................    United States           672,500                635,512
     Marconi Corp., 10.00%, 10/31/08 ...........................   United Kingdom         2,631,056              2,683,677
     Marconi PLC, 8.00%, 4/30/08 ...............................   United Kingdom         6,970,347              6,343,016
     Midwest Generation LLC, 8.56%, 1/02/16 ....................    United States         4,540,000              4,540,000
     Mirant Americas Generation Inc., 7.625%, 5/01/06 ..........    United States         1,660,000              1,286,500
     Mirant Mid-Atlantic LLC,
       9.125%, 6/30/17 .........................................    United States           666,423                649,763
       10.06%, 12/30/28 ........................................    United States         2,104,476              2,087,337
     NTL Inc., 19.00%, 1/09/10 .................................    United States        17,945,000             17,855,275
     Providian Financial Corp., cvt., zero cpn., 2/15/21 .......    United States        14,270,000              6,243,125
     Qwest Capital Funding, 5.875%, 8/03/04 ....................    United States         8,785,000              8,455,562
     Qwest Services Corp., 13.50%, 12/15/10 ....................    United States        15,925,000             18,074,875
     Reliant Energy Inc., 9.237%, 7/02/17 ......................    United States           558,517                527,798
     Sepracor Inc., cvt., 5.00%, 2/15/07 .......................    United States         7,810,000              6,931,375
c    Southwest Royalties Inc., 11.50%, 6/30/04 .................    United States         3,928,000              3,928,000
     TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 .................    United States           194,465                194,465
     XO Communications Inc., 7/15/09 ...........................    United States         8,280,355              7,990,543
                                                                                                            ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $174,943,329) .........                                               200,864,964
                                                                                                            ---------------
     BONDS & NOTES IN REORGANIZATION 6.2%
a    Adelphia Communications Corp.,
       9.25%, 10/01/02 .........................................    United States         1,730,000              1,055,300
       8.125%, 7/15/03 .........................................    United States           660,000                412,500
       7.50%, 1/15/04 ..........................................    United States         1,740,000              1,078,800
       10.50% 7/15/04 ..........................................    United States         2,715,000              1,724,025
       10.25% 11/01/06 .........................................    United States         2,590,000              1,592,850
       8.375% 2/01/08 ..........................................    United States         5,350,000              3,343,750
       7.75% 1/15/09 ...........................................    United States         4,637,000              2,898,125
       7.875% 5/01/09 ..........................................    United States         1,850,000              1,128,500
       9.375% 11/15/09 .........................................    United States         1,325,000                854,625
       10.25%, 6/15/11 .........................................    United States         5,071,000              3,270,795
       cvt., 6.00% 2/15/06 .....................................    United States        23,123,000              4,162,140
       cvt., 3.25% 5/01/21 .....................................    United States         2,640,000                475,200
a    Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 .......    United States           375,000                 75,000
a    Amerco,
       7.85%, 5/15/03 ..........................................    United States           215,000                178,450
       8.03%, 9/18/06 ..........................................    United States           380,000                319,200
       7.47%, 1/15/27 ..........................................    United States         1,550,000              1,302,000
a    Century Communications Corp.,
       9.50%, 3/01/05 ..........................................    United States           340,000                221,000
       8.875%, 1/15/07 .........................................    United States           260,000                169,000
       8.375%, 12/15/07 ........................................    United States           400,000                260,000
       zero cpn., 3/15/03 ......................................    United States         4,990,000              2,969,050



                                                          Semiannual Report | 21

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
a    Dow Corning Corp.,
       9.30%, 1/27/98 ..........................................    United States   $     1,835,000        $     3,578,250
       8.55%, 3/01/01 ..........................................    United States         1,000,000              1,780,000
       9.375%, 2/01/08 .........................................    United States           735,000              1,440,600
       8.15%, 10/15/29 .........................................    United States         5,150,000              9,012,500
       Bank Claim ..............................................    United States         7,437,830             12,718,690
       Bank Debt ...............................................    United States         1,801,364              3,080,332
       Bank Debt #1 ............................................    United States         2,850,000              4,873,500
a    Frontier Corp., 7.25%, 5/15/04 ............................    United States         1,050,000                 76,125
a    Global Crossing Holdings Ltd.,
       9.125%, 11/15/06 ........................................    United States         5,860,000                278,350
       9.625%, 5/15/08 .........................................    United States         3,000,000                142,500
       9.50%, 11/15/09 .........................................    United States         4,850,000                230,375
       Bank Claim ..............................................    United States         4,109,000                914,253
       Revolver ................................................    United States        20,781,534              4,623,891
       Term Loan ...............................................    United States         8,845,000              1,968,013
a    Global Crossing Ltd., 6.00%, 10/15/03 .....................    United States         1,000,000                 72,500
a    Harnischfeger Industries Inc.,
       8.90%, 3/01/22 ..........................................    United States         3,155,000                 19,877
       8.70%, 6/15/22 ..........................................    United States         2,970,000                 19,008
       7.25%, 12/15/25 .........................................    United States         4,414,000                 28,250
       6.875%, 2/15/27 .........................................    United States         3,705,000                 23,342
       Stipulated Bank Claim ...................................    United States         4,766,550                 29,553
a    Healthsouth Corp.,
       8.50%, 2/01/08 ..........................................    United States         5,195,000              4,104,050
       7.00%, 6/15/08 ..........................................    United States         2,775,000              2,192,250
       8.375%, 10/01/11 ........................................    United States         1,680,000              1,327,200
       7.625%, 6/01/12 .........................................    United States        13,466,000             10,503,480
a    Metromedia Fiber Network Inc.,
       14.00%, 3/15/07 .........................................    United States        19,250,000              8,277,500
       10.00%, 11/15/08 ........................................    United States        12,495,000                749,700
       senior note, 10.00%, 12/15/09 ...........................    United States        12,775,000                766,500
       senior note, 10.00%, 12/15/09 ...........................    United States         5,910,000 EUR            339,339
a    NRG Energy Inc.,
       7.625%, 2/01/06 .........................................    United States         4,475,000              1,924,250
       6.75%, 7/15/06 ..........................................    United States         5,375,000              2,311,250
       7.50%, 6/15/07 ..........................................    United States         4,615,000              1,984,450
       7.50%, 6/01/09 ..........................................    United States         1,235,000                531,050
       8.25%, 9/15/10 ..........................................    United States         5,395,000              2,346,825
       8.00%, 11/01/13 .........................................    United States         2,610,000              1,135,350
       8.70%, 3/15/20 ..........................................    United States         2,435,000              1,059,225
       8.625%, 4/01/31 .........................................    United States         2,710,000              1,178,850
     Revolver ..................................................    United States        10,147,500              4,363,425
a    NRG Northeast Generating LLC,
       8.065%, 12/15/04 ........................................    United States         1,027,813              1,012,395
       8.842%, 6/15/15 .........................................    United States         3,698,000              3,642,530
       9.292%, 12/15/24 ........................................    United States         3,295,000              3,245,575
a    Owens Corning, Revolver ...................................    United States        19,929,186             15,146,182



22 | Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY        PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
     PG & E Corp.,
       7.375%, 11/01/05 ........................................    United States   $    17,404,000         $   17,969,630
       6.50%, 9/02/06 ..........................................    United States         3,570,743              3,874,256
       Commercial Paper, 1/18/01 ...............................    United States           695,000                698,475
       Commercial Paper, 1/30/01 ...............................    United States           350,000                355,250
       Commercial Paper, 2/16/01 ...............................    United States         1,050,000              1,055,250
       FRN, 144A, 7.583%, 10/31/01 .............................    United States         5,784,000              5,943,060
       MTN, 5.94%, 10/07/03 ....................................    United States           875,000                866,250
a    Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 .......    United States           200,000                 40,000
a    Safety Kleen Corp.,
       9.25%, 5/15/09 ..........................................    United States           535,000                 29,425
       Revolver ................................................    United States         4,473,337              1,655,135
       Term Loan ...............................................    United States           469,909 CAD             69,168
       Term Loan A .............................................    United States         3,708,327                927,082
       Term Loan B .............................................    United States         4,325,646              1,081,411
       Term Loan C .............................................    United States         3,951,546                987,886
a    Safety Kleen Services, 9.25%, 6/01/08 .....................    United States            40,000                    200
a    Telewest Communications PLC,
       11.00%, 10/01/07 ........................................   United Kingdom         6,636,000              2,438,730
       11.25%, 11/01/08 ........................................   United Kingdom         1,020,000                374,850
       9.875%, 2/01/10 .........................................   United Kingdom         2,075,000 GBP          1,224,093
       Bank Claim ..............................................   United Kingdom        24,289,000 GBP         10,420,851
       cvt., 5.25%, 2/19/07 ....................................   United Kingdom         6,230,000 GBP          3,366,817
       senior disc. note, zero cpn. ............................   United Kingdom         2,630,000                835,025
       senior disc. note, zero cpn. ............................   United Kingdom         2,010,000                597,975
       zero cpn., 4/15/04 ......................................   United Kingdom         7,960,000 GBP          4,104,718
a    Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ...............   United Kingdom         5,795,000              2,665,700
a    WorldCom Inc.,
       7.875%, 5/15/03 .........................................    United States           435,000                131,588
       6.25%, 8/15/03 ..........................................    United States           700,000                208,250
       6.50%, 5/15/04 ..........................................    United States           875,000                260,312
       6.40%, 8/15/05 ..........................................    United States         1,555,000                462,612
       8.00%, 5/15/06 ..........................................    United States           875,000                260,312
       7.75%, 4/01/07 ..........................................    United States           350,000                104,125
       8.25%, 5/15/10 ..........................................    United States         7,227,000              2,150,032
       7.375%, 1/15/11 .........................................    United States        13,577,000              4,039,157
       7.50%, 5/15/11 ..........................................    United States        14,790,000              4,400,025
       7.75%, 4/01/27 ..........................................    United States         1,335,000                397,162
       8.25%, 5/15/31 ..........................................    United States        16,645,000              4,951,887
                                                                                                            ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $202,085,576) .                                               219,488,294
                                                                                                            ---------------

                                                                   --------------------------------------------------------
                                                                       COUNTRY    SHARES/PRINCIPAL AMOUNT E     VALUE
                                                                   --------------------------------------------------------
     COMPANIES IN LIQUIDATION .2%
a    Brunos Inc., Liquidating Unit .............................    United States            55,433                243,905
a    City Investing Company Liquidating Trust ..................    United States         1,607,485              3,070,296
a,c  Fine Host Corp. ...........................................    United States           452,571              3,561,734


                                                          Semiannual Report | 23

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY     SHARES/PRINCIPAL AMOUNT E     VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION (CONT.)
a    Guangdong International Trust & Investment Corp.,
       144A, 8.75%, 10/24/16 ...................................        China       $     2,600,000         $      299,000
       Revolver - Admitted Claim ...............................      Hong Kong             536,784                 61,730
       Structured Note - Admitted Claim ........................      Hong Kong             849,105                 97,647
       Syndicated Loan - Admitted Claim ........................      Hong Kong           1,468,105                168,832
a,c  MBOP Liquidating Trust ....................................    United States           412,418                 41,242
a    United Companies Financial Corp., Revolver ................    United States        24,993,011                249,930
                                                                                                            ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $4,835,416) ..........                                                 7,794,316
                                                                                                            ---------------

                                                                   --------------------------------------------------------
                                                                       COUNTRY       PRINCIPAL AMOUNT E         VALUE
                                                                   --------------------------------------------------------
     GOVERNMENT AGENCIES 25.2%
     Canada Treasury Bill, 3.353%, 2/26/04 .....................       Canada            13,400,000 CAD          9,663,944
     Federal Home Loan Bank, 0.87% to 3.28%,
       with maturities to 7/02/07 ..............................    United States       247,300,000            246,845,316
f    Federal Home Loan Mortgage Corp., 0.99% to 2.50%,
       with maturities to 5/19/06 ..............................    United States       211,990,000            211,308,706
     Federal National Mortgage Association, 0.893% to 3.000%,
       with maturities to 12/29/06 .............................    United States       363,350,000            362,499,414
     U.S. Treasury Bills, 1.106% to 1.116%,
       with maturities to 11/06/03 .............................    United States        57,000,000             56,905,324
                                                                                                            ---------------
     TOTAL GOVERNMENT AGENCIES (COST $885,192,944) .............                                               887,222,704
                                                                                                            ---------------

                                                                   --------------------------------------------------------
                                                                       COUNTRY             SHARES               VALUE
                                                                   --------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $10,649,919) .3%
g    Franklin Institutional Fiduciary Trust Money Market Portfolio  United States        10,649,919             10,649,919
                                                                                                            ---------------
     TOTAL INVESTMENTS (COST $2,965,250,218) 99.8% ...............                                           3,514,154,144
     OPTIONS WRITTEN .............................................                                                 (87,790)
     SECURITIES SOLD SHORT (.8)% .................................                                             (28,764,270)
     NET EQUITY IN FORWARD CONTRACTS (.4)% .......................                                             (12,900,976)
     OTHER ASSETS, LESS LIABILITIES 1.4% .........................                                              48,933,042
                                                                                                            ---------------
     NET ASSETS 100.0%                                                                                      $3,521,334,150
                                                                                                            ---------------

                                                                   --------------------------------------------------------
     OPTIONS WRITTEN                                                      COUNTRY              CONTRACTS     VALUE
                                                                   --------------------------------------------------------
     ISSUER
     HEALTH CARE EQUIPMENT & SUPPLIES
     Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03...............    United States               467         $       51,370
                                                                                                            ---------------
     METALS & MINING
     Barrick Gold, Jul. 17.5 Puts, 7/19/03......................       Canada                   188                 32,900
                                                                                                            ---------------
     THRIFTS & MORTGAGE FINANCE
     Freddie Mac, Jul. 45 Puts, 7/19/03.........................    United States               176                  3,520
                                                                                                            ---------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $138,071) ........                                            $       87,790
                                                                                                            ---------------




24 | Semiannual Report

Mutual Qualified Fund

                                                                   --------------------------------------------------------
                                                                        COUNTRY              SHARES               VALUE
                                                                   --------------------------------------------------------
     SECURITIES SOLD SHORT .8%
     ISSUER
     AUTOMOBILES .2%
h    General Motors Corp........................................    United States           217,600         $    7,833,600
                                                                                                            ---------------
     CHEMICALS
h    Ecolab Inc.................................................    United States            16,300                417,280
                                                                                                            ---------------
     FOOD PRODUCTS .4%
h    Kraft Foods Inc., A........................................    United States           428,600             13,950,930
                                                                                                            ---------------
     HEALTH CARE PROVIDERS & SERVICES
h    Cobalt Corp................................................    United States             4,100                 84,255
                                                                                                            ---------------
     INDUSTRIAL CONGLOMERATES
h    Clorox Co..................................................    United States            28,000              1,194,200
                                                                                                            ---------------
     IT SERVICES .1%
h    First Data Corp............................................    United States            76,900              3,186,736
                                                                                                            ---------------
     MEDIA .1%
h    Univision Communications Inc., A...........................    United States            39,400              1,197,760
                                                                                                            ---------------
     SOFTWARE
h    J.D. Edwards & Co..........................................    United States            51,200                733,696
                                                                                                            ---------------
     THRIFTS & MORTGAGE FINANCE
h    New York Community Bancorp Inc.............................    United States             5,700                165,813
                                                                                                            ---------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $31,366,182) ........                                            $   28,764,270
                                                                                                            ---------------

                                                                   ---------------------------------------------------------
                                                                                                       VALUE AT   UNREALIZED
     SYNTHETIC EQUITY SWAPS (SES)                                      COUNTRY           SHARES         6/30/03   GAIN/LOSS
                                                                   ---------------------------------------------------------
     ISSUER
     Health Care Equipment & Supplies
i    Smith & Nephew PLC, ses., 3.75 GBP............................ United Kingdom       63,100        $362,611    $27,286
i    Smith & Nephew PLC, ses., 3.78 GBP............................ United Kingdom       16,600          95,394      7,832
                                                                                                       ---------------------
     TOTAL SYNTHETIC EQUITY SWAPS                                                                      $458,005    $35,118
                                                                                                       ---------------------


CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar
EUR - European Unit | GBP - British Pound


a  Non-income producing.

b  See Note 7 regarding restricted securities.

c  See Note 8 regarding Holdings of 5% Voting Securities.

d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

e  The principal amount is stated in U.S. dollars unless otherwise indicated.

f See Note 1(f) regarding securities segregated with broker for securities sold short.

g See Note 9 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

h  See Note 1(f) regarding securities sold short.

i  See Note 1(d) regarding synthetic equity swaps.


                     Semiannual Report | See notes to financial statements. | 25

Mutual Qualified Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................................     $2,877,189,818
  Cost - Non-controlled affiliated issuers .....................................................         88,060,400
                                                                                                     --------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
 in the amount of $25,039,870) .................................................................      3,396,288,120
  Value - Non-controlled affiliated issuers ....................................................        117,866,024
 Cash ..........................................................................................         12,392,019
 Foreign currency, at value (cost $13,205,227)..................................................         13,453,981
 Receivables:
  Investment securities sold ...................................................................         25,007,893
  Capital shares sold ..........................................................................          2,154,891
  Dividends and interest .......................................................................         10,425,908
 Unrealized gain on forward exchange contracts (Note 6) ........................................          8,555,633
 Deposits with broker for securities sold short ................................................         30,381,138
 Due from broker - variation margin ............................................................             36,112
                                                                                                     --------------
      Total assets .............................................................................      3,616,561,719
                                                                                                     --------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................         35,957,861
  Capital shares redeemed ......................................................................          5,288,117
  Affiliates ...................................................................................          3,115,204
 Options written, at value (premiums received $138,071) ........................................             87,790
 Securities sold short, at value (proceeds $31,366,182) ........................................         28,764,270
 Unrealized loss on forward exchange contracts (Note 6) ........................................         21,456,609
 Other liabilities .............................................................................            557,718
                                                                                                     --------------
       Total liabilities .......................................................................         95,227,569
                                                                                                     --------------
        Net assets, at value ...................................................................     $3,521,334,150
                                                                                                     --------------
Net assets consist of:
 Undistributed net investment income ...........................................................     $   16,534,823
 Net unrealized appreciation (depreciation) ....................................................        539,021,230
 Accumulated net realized gain (loss) ..........................................................       (33,989,368)
 Capital shares ................................................................................      2,999,767,465
                                                                                                     --------------
        Net assets, at value ...................................................................     $3,521,334,150
                                                                                                     --------------




26 | Semiannual Report

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)
June 30, 2003 (unaudited)


CLASS Z:
 Net asset value and maximum offering price per share ($2,716,398,220 / 175,529,953 shares outstanding)   $15.48
                                                                                                        ---------
CLASS A:
 Net asset value per share ($516,962,537 / 33,556,298 shares outstanding) .....................           $15.41
                                                                                                        ---------
 Maximum offering price per share ($15.41 / 94.25%) ...........................................           $16.35
                                                                                                        ---------
CLASS B:
 Net asset value and maximum offering price per share ($42,634,877 / 2,813,300 shares outstanding)a       $15.16
                                                                                                        ---------
CLASS C:
 Net asset value per share ($245,338,516 / 16,040,385 shares outstanding)a ....................           $15.30
                                                                                                        ---------
 Maximum offering price per share ($15.29 / 99.00%) ...........................................           $15.44
                                                                                                        ---------





a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




                     Semiannual Report | See notes to financial statements. | 27

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (unaudited)


Investment income:
 (net of foreign taxes of $1,956,088)
 Dividends:
  Unaffiliated issuers ..................................................................   $ 24,789,888
 Interest:
  Unaffiliated issuers ..................................................................     20,598,100
  Non-controlled affiliated issuers (Note 8) ............................................        217,677
                                                                                            -------------
      Total investment income ...........................................................     45,605,665
                                                                                            -------------
Expenses:
 Management fees (Note 3) ...............................................................      9,662,120
 Administrative fees (Note 3) ...........................................................      1,260,645
 Distribution fees (Note 3)
  Class A ...............................................................................        807,630
  Class B ...............................................................................        186,588
  Class C ...............................................................................      1,124,613
 Transfer agent fees (Note 3) ...........................................................      1,886,400
 Custodian fees .........................................................................        141,400
 Reports to shareholders ................................................................        116,900
 Registration and filing fees ...........................................................         48,000
 Professional fees ......................................................................         20,900
 Directors' fees and expenses ...........................................................         64,000
 Dividends on securities sold short .....................................................        706,623
 Other ..................................................................................         19,000
                                                                                            -------------
      Total expenses ....................................................................     16,044,819
                                                                                            -------------
       Net investment income ............................................................     29,560,846
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................     44,823,065
   Non-controlled affiliated issuers (Note 8)............................................      4,155,251
  Written options (Note 1e) .............................................................        130,518
  Securities sold short (Note 1f) .......................................................      (296,010)
  Foreign currency transactions .........................................................   (58,576,906)
                                                                                            -------------
      Net realized gain (loss) ..........................................................    (9,764,082)
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................    325,595,545
  Translation of assets and liabilities denominated in foreign currencies ...............     21,165,384
                                                                                            -------------
      Net unrealized appreciation (depreciation) ........................................    346,760,929
                                                                                            -------------
Net realized and unrealized gain (loss) .................................................    336,996,847
                                                                                            -------------
Net increase (decrease) in net assets resulting from operations .........................   $366,557,693
                                                                                            -------------




28 | See notes to financial statements. | Semiannual Report

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2003
(unaudited) and the year ended December 31, 2002
                                                                                      SIX MONTHS ENDED       YEAR ENDED
                                                                                        JUNE 30, 2003     DECEMBER 31, 2002
                                                                                     --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................  $   29,560,846       $   60,429,773
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions ..............................................      (9,764,082)         (10,759,022)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ..............................     346,760,929         (538,526,066)
                                                                                     --------------------------------------
     Net increase (decrease) in net assets resulting from operations ..............     366,557,693         (488,855,315)
 Distributions to shareholders from:
  Net investment income:
   Class Z ........................................................................     (17,882,841)         (46,691,663)
   Class A ........................................................................      (3,262,387)          (6,751,499)
   Class B ........................................................................        (252,150)            (343,981)
   Class C ........................................................................      (1,450,994)          (1,813,765)
  Net realized gains:
   Class Z ........................................................................              --          (39,417,856)
   Class A ........................................................................              --           (6,936,156)
   Class B ........................................................................             --              (480,128)
   Class C ........................................................................             --            (3,555,739)
                                                                                     --------------------------------------
 Total distributions to shareholders                                                    (22,848,372)        (105,990,787)
 Capital share transactions (Note 2):
  Class Z .........................................................................     (54,837,989)         (55,365,427)
  Class A .........................................................................      18,238,273           50,629,003
  Class B .........................................................................       2,716,211           21,702,680
  Class C .........................................................................      (3,265,083)          15,793,182
                                                                                     --------------------------------------
 Total capital share transactions .................................................     (37,148,588)          32,759,438
     Net increase (decrease) in net assets ........................................     306,560,733         (562,086,664)
Net assets:
 Beginning of period ..............................................................   3,214,773,417        3,776,860,081
                                                                                     --------------------------------------
 End of period ....................................................................  $3,521,334,150       $3,214,773,417
                                                                                     --------------------------------------
Undistributed net investment income included in net assets:
 End of period ....................................................................  $   16,534,823       $    9,817,090
                                                                                     --------------------------------------



                     Semiannual Report | See notes to financial statements. | 29

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the board of directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.





30 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (Oinitial marginO). Subsequent payments known as Ovariation marginO, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.




                                                          Semiannual Report | 31

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Securities Lending

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

h. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.




32 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Securities Issued on a When-issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                      ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                      ---------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                      ---------------------------------------------------------------
CLASS Z SHARES:
Shares sold .........................   4,224,988    $ 60,475,315          9,327,595    $ 145,787,747
Shares issued on reinvestment of
 distributions ......................   1,091,739      16,867,709          5,451,501       82,419,037
Shares redeemed .....................  (9,233,343)   (132,181,013)       (18,601,460)    (283,572,211)
                                      ---------------------------------------------------------------
Net increase (decrease) .............  (3,916,616)   $(54,837,989)        (3,822,364)   $ (55,365,427)
                                      ---------------------------------------------------------------




                                                          Semiannual Report | 33

Mutual Qualified Fund

2. CAPITAL STOCK (continued)

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                      ----------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                      ----------------------------------------------------------------

CLASS A SHARES:
Shares sold ........................    4,275,403    $ 60,828,208         10,310,943    $ 161,104,638
Shares issued on reinvestment of
 distributions .....................      199,569       3,069,378            856,106       12,997,175
Shares redeemed ....................   (3,234,426)    (45,659,313)        (8,178,641)    (123,472,810)
                                      ----------------------------------------------------------------
Net increase (decrease) ............    1,240,546    $ 18,238,273          2,988,408    $  50,629,003
                                      ----------------------------------------------------------------
CLASS B SHARES:
Shares sold ........................      406,447    $  5,700,512          1,660,153    $  26,043,919
Shares issued on reinvestment of
 distributions .....................       15,502         234,699             50,683          767,569
Shares redeemed ....................     (233,974)     (3,219,000)          (352,061)      (5,108,808)
                                      ----------------------------------------------------------------
Net increase (decrease) ............      187,975    $  2,716,211          1,358,775    $  21,702,680
                                      ----------------------------------------------------------------
CLASS C SHARES:
Shares sold ........................    1,137,997    $ 16,098,621          3,690,904    $  57,319,717
Shares issued on reinvestment of
 distributions .....................       86,655       1,324,095            322,963        4,987,995
Shares redeemed ....................   (1,482,578)    (20,687,799)        (3,104,531)     (46,514,530)
                                      ----------------------------------------------------------------
Net increase (decrease) ............     (257,926)   $ (3,265,083)           909,336    $  15,793,182
                                      ----------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
---------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion






34 | Semiannual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $82,500 and $19,878, respectively.


4. INCOME TAXES

At June 30, 2003, the net unrealized appreciation (depreciation) and the cost of investments for income tax purposes were as follows:

Cost of investments ..................................    $2,982,007,303
                                                          ---------------
Unrealized appreciation ..............................       701,344,965
Unrealized depreciation ..............................      (169,198,124)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $  532,146,841
                                                          ---------------


Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $22,057,962. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $22,296,511 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended June 30, 2003, aggregated $545,397,882 and $759,344,589, respectively.

Transactions in options written during the year ended June 30, 2003 were as follows:
                                        ---------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                        ---------------------------------
Options outstanding at
 December 31, 2002 .................          146,800         $   50,996
Options written ....................           27,853            458,603
Options expired ....................         (147,404)          (165,460)
Options terminated in closing
 transactions ......................          (18,157)           (95,677)
Options exercised ..................           (8,261)          (110,391)
                                        ---------------------------------
Options outstanding at
 June 30, 2003 .....................              831          $ 138,071
                                        ---------------------------------




                                                          Semiannual Report | 35

Mutual Qualified Fund

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------------------------
                                                                               IN          SETTLEMENT      UNREALIZED
CONTRACTS TO BUY                                                          EXCHANGE FOR        DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
     3,420,000    European Unit..................................    U.S. $  3,636,572        7/08/03 U.S. $  289,796
     2,200,000    Australian Dollar..............................            1,471,668        7/16/03           1,118
    36,975,000    European Unit..................................           39,532,482        7/28/03       2,889,793
    10,290,000    British Pounds.................................           16,690,664        7/28/03         253,242
    21,094,507    Swiss Franc ...................................           15,419,129        8/13/03         170,656
    39,934,100    European Unit..................................           42,792,261        9/10/03       2,968,460
       869,500    Danish Krone ..................................              125,128        9/17/03           8,936
                                                                          ------------                     ----------
                                                                     U.S. $119,667,904                     $6,582,001
                                                                          ------------                     ----------

-----------------------------------------------------------------------------------------------------------------------
                                                                               IN          SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL                                                      EXCHANGE FOR        DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
    10,934,400    Japanese Yen................................... U.S. $1,288,116,088        7/14/03  U.S. $  200,912
     7,320,203    Canadian Dollars...............................           5,408,401        7/21/03           28,513
     7,400,000    European Unit..................................           8,664,461        7/28/03          174,269
    10,715,221    British Pounds.................................          17,840,169        7/28/03          196,078
     1,658,769    Swiss Franc ...................................           1,259,462        8/13/03           33,557
    38,427,667    European Unit..................................          44,681,150        8/21/03          622,089
 4,235,450,438    Korean Won.....................................           3,529,711        9/15/03            8,239
 2,818,529,110    Japanese Yen...................................          23,922,991        9/24/03          382,707
    10,975,000    European Unit..................................          12,774,705        9/25/03          203,645
    25,085,842    Norwegian Krone................................           3,565,820       10/15/03          115,458
    32,625,000    European Unit..................................          37,287,110       12/29/03            8,165
                                                                       --------------                      ----------
                                                                  U.S. $1,447,050,068                       1,973,632
                                                                       --------------                      ----------
            Unrealized gain on forward exchange contracts                                                  $8,555,633
                                                                                                           ----------


-----------------------------------------------------------------------------------------------------------------------
                                                                               IN          SETTLEMENT      UNREALIZED
CONTRACTS TO BUY                                                          EXCHANGE FOR        DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
    13,682,519    Swiss Franc ..................................    U.S. $ 10,233,255        8/13/03      $ (121,261)
                                                                         ------------                     -----------




36 | Semiannual Report

Mutual Qualified Fund

6. FORWARD EXCHANGE CONTRACTS (continued)

-------------------------------------------------------------------------------------------------------------------------
                                                                               IN          SETTLEMENT        UNREALIZED
  CONTRACTS TO SELL                                                      EXCHANGE FOR        DATE           GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
    22,220,000    European Unit..................................   U.S. $ 23,278,864        7/08/03  U.S.  $ (2,231,047)
     4,100,000    Australian Dollar..............................           2,642,143        7/16/03            (102,596)
    52,695,046    Canadian Dollars...............................          37,298,408        7/21/03          (1,429,126)
    73,987,767    European Unit..................................          80,671,489        7/28/03          (4,216,392)
    51,267,344    British Pounds.................................          82,370,470        7/28/03          (2,048,291)
    35,837,589    Swiss Franc ...................................          26,229,633        8/13/03            (255,950)
    53,353,056    British Pounds.................................          86,445,212        8/19/03          (1,281,034)
    81,224,174    European Unit..................................          87,579,720        9/10/03          (5,495,542)
 7,374,254,417    Korean Won.....................................           6,101,140        9/15/03             (30,022)
    77,869,145    Danish Krone ..................................          11,333,820        9/17/03            (672,459)
    29,853,073    European Unit..................................          31,764,167        9/25/03          (2,430,344)
   283,659,219    Norwegian Krone................................          37,872,568       10/15/03          (1,142,545)
                                                                         ------------                       -------------
                                                                    U.S. $513,587,634                        (21,335,348)
                                                                         ------------                       -------------
    Unrealized loss on forward exchange contracts                                                            (21,456,609)
                                                                                                            -------------
          Net unrealized loss on forward exchange contracts                                           U.S.  $(12,900,976)
                                                                                                            -------------


7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At june 30, 2003, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
                                                              ACQUISITION
  SHARES       ISSUER                                             DATE        COST          VALUE
-----------------------------------------------------------------------------------------------------
  128,325      A.B. Watley Group Inc. ....................       4/02/01 $   407,333    $     57,746
      721      International Steel Group .................       4/10/02   8,986,250      66,692,500
       52      International Steel Group, B ..............       4/25/03   4,810,000       4,810,000
        4      Lancer Industries Inc., B .................       8/11/89          --       2,454,083
  691,640      Leucadia National Corp. ...................      12/20/02  24,380,310      24,389,993
  291,900      Montpelier Re Holdings Ltd. ...............      12/11/01   4,865,000       8,762,838
9,112,000      Nippon Investment LLC .....................       2/14/01   8,998,057      16,037,120
  601,166      NTL Inc. ..................................       9/21/01  38,677,313      20,511,784
   97,300      Olympus Re Holdings Ltd. ..................      12/19/01   9,730,000      13,167,609
   12,976      PG & E Corp., wts., 9/02/06 ...............      10/29/02          --         246,881
  164,143      Security Capital European Realty ..........       4/08/98   3,633,688       1,214,658
1,375,000      State National Bancshares Inc. ............       8/09/00  22,000,000      24,750,000
  226,940      White Mountains Insurance
               Group Inc. ................................       6/01/01  57,447,300      85,159,235
                                                                                        ------------
  TOTAL RESTRICTED SECURITIES (7.6% OF NET ASSETS) .......                              $268,254,447
                                                                                        ------------





                                                          Semiannual Report | 37

Mutual Qualified Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines Oaffiliated companiesO to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in Oaffiliated companiesO for the Fund at June 30, 2003 were as shown below.

---------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF                                REALIZED
                            NUMBER OF                                     SHARES OR                INVESTMENT      CAPITAL
                       SHARES OR PRINCIPAL                             PRINCIPAL AMOUNT    VALUE     INCOME       GAIN (LOSS)
                           AMOUNT HELD        GROSS           GROSS     HELD JUNE 30,    JUNE 30,    1/1/03-        1/1/03-
  NAME OF ISSUER          DEC. 31, 2002     ADDITIONS      REDUCTIONS        2003          2003      6/30/03        6/30/03
---------------------------------------------------------------------------------------------------------------------------
Non-Controlled Affiliates
Fine Host Corp. ........      452,571           --               --        452,571       $3,561,734   $    --   $       --
ITLA Capital Corp. .....      686,300           --               --        686,300       27,747,109        --           --
Lancer Industries, Inc., B          4           --               --              4        2,454,083        --    3,233,155
MBOP Liquidating Trust        412,418           --               --        412,418           41,242        --           --
Nippon Investment, LLC      9,112,000           --               --      9,112,000       16,037,120        --           --
Saxon Capital Inc. .....    2,324,800           --         (225,706)     2,099,094       36,482,254        --      922,096
Southwest Royalties Inc., A    58,923           --               --         58,923        1,767,704        --           --
Southwest Royalties Inc.,
  10.50%, 6/30/04 .....     3,928,000           --               --      3,928,000        3,928,000   217,677           --
State National Bancshares
  Inc. .................    1,375,000           --               --      1,375,000       24,750,000        --           --
Union Acceptance Corp. .    3,595,994           --               --      3,595,994        1,096,778        --           --
                                                                                      -------------------------------------
Total Non-Controlled Affiliates                                                        $117,866,024  $217,677   $4,155,251
                                                                                      -------------------------------------



9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $95,743 of dividend income from investment in the Sweep Money Fund for the period ended June 30, 2003.



38 | Semiannual Report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]           One Franklin Parkway
      INVESTMENTS                  San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)



This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




475 S2003 08/03

                                                                   JUNE 30, 2003


SEMIANNUAL REPORT AND SHAREHOLDER LETTER            |            VALUE

                               MUTUAL SHARES FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE
Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION
Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST
Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ...............   1

SEMIANNUAL REPORT
Mutual Shares Fund ...............   3
Performance Summary ..............   9
Financial Highlights &
Statement of Investments .........  12
Financial Statements .............  28
Notes to Financial Statements ....  32

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

We are pleased to bring you the enclosed Mutual Shares Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. Toward period-end, with major combat over, attention returned to the U.S. economy. Economic data suggested improved global business and consumer confidence and benign inflation. Although financial markets experienced significant volatility, many equity markets rallied and showed gains during the reporting period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our assessment of their intrinsic value. This strict value

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
--------------------------------------------------------------------------------



                                           Not part of the semiannual report | 1

[SIDEBAR]
A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called Ohouseholding,O will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.




approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations over the years. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual Shares Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
David J. Winters, CFA

Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.




2   |  Not part of the semiannual report

Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.



We are pleased to bring you Mutual Shares Fund's semiannual report for the period ended June 30, 2003. Mutual Shares Fund - Class Z posted a 10.50% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 9. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Lipper Multi-Cap Value Funds Average, returned 11.75% and 12.33% during the same period. 1

Financial markets experienced significant volatility during the first half of 2003. As uncertainties surrounding the impending war in Iraq loomed, most major equity indexes declined from January through early March, only to reverse course shortly before the war began and rise from mid-March through mid-June. Investor confidence that the war would be concluded quickly and successfully, as well as the belief that the economy was stabilizing, helped spark the domestic market rally. Promise of fiscal stimulus, including a sizable tax cut package, and hopes that monetary stimulus, in the form of a four-decade low federal funds target rate, would help lift the economy, further fueled the rally. During the reporting period, short-term and long-term U.S. Treasury interest rates reached multi-decade lows, which, coupled with a weak U.S. economy, led to further declines in the U.S. dollar versus other major currencies, particularly the euro.

As always, we encourage our shareholders to evaluate the Fund's performance over longer time frames. We believe our distinctive, three-pronged investment style, which combines investments in undervalued common stocks, participating in the distressed debt arena, and risk arbitrage, has provided our shareholders with superior risk-adjusted results over time. As one might expect, the Fund outperformed

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/03, the Lipper Multi-Cap Value Funds Average comprised 522 mutual funds for the six-month period and 333 for the three-year period. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.




                                                           Semiannual Report | 3

[SIDEBAR]
AVERAGE ANNUAL TOTAL RETURN 2
--------------------------------------
CLASS Z                       6/30/03
--------------------------------------
1-Year                          2.04%
--------------------------------------
5-Year                          5.22%
--------------------------------------
10-Year                        12.12%
--------------------------------------


3-YEAR TOTAL RETURN COMPARISON 3
7/1/00-6/30/03

[BAR CHART OMITTED]

Mutual Financial Service Fund-Class Z           18.29%
S&P 500 Index                                  -29.96%
Lipper Multi-Cap Value Funds Average             2.42%



its benchmarks during the market downdraft in early 2003 and underperformed its benchmarks during the rally, resulting in overall underperformance for the six months under review. The weak U.S. dollar dampened Fund performance because we typically hedge our currency exposures, preferring to focus on business fundamentals rather than try to predict foreign currency exchange movements. Perhaps more important, however, during the difficult investment climate of the past three years, Mutual Shares Fund - Class Z provided an 18.29% cumulative total return, as shown in the chart to the left.3 Although this three-year total return might appear modest, it stands in stark contrast to the S&P 500's -29.96% and Lipper Multi-Cap Value Funds Average's 2.42% total returns over the same period. 1

At Mutual Series, we believe successful investing is as much about avoiding risk and containing losses, thereby protecting shareholder capital, as it is about achieving profits. Our long-term performance, and even our shorter-term performance during the recent market rally, was achieved while seeking to reduce risk as we held material cash balances. As part of our investment style, we are willing to invest a significant portion of the Fund's assets in cash equivalents, while we patiently search for investment opportunities that meet our strict investment criteria. During the first half of 2003, the Fund generally held approximately 27.1% of its total net assets in cash or cash equivalents and ended the period with 28.8% invested in cash or cash equivalents.

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. During the six months under review, securities representing our three investment styles contributed positively to overall Fund performance, with distressed securities providing the strongest overall performance, driven by broad-based improvement in distressed and high yield markets. Notable performers included several telecommunications, cable, and utility and merchant power generation companies. Specific telecommunications and cable positions that contributed to our distressed portfolio results included broadcast tower company Spectrasite, telecommunications equipment provider Marconi, U.K. cable companies NTL and Telewest, and U.S. cable company Adelphia Communications. In the power sector, Calpine, as well as PG&E Corp. and its utility subsidiary, Pacific Gas & Electric, also contributed to the Fund's performance. During 2002 and


2. Average annual total return represents the average annual change in value of an investment over the periods shown. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Sources: Standard & Poor's Micropal; Lipper Inc. For a description of the S&P 500 and Lipper Multi-Cap Value Funds Average, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.




4  | Semiannual Report

[SIDEBAR]

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS AS OF 6/30/03

[BAR CHART OMITTED]

U.S.                    44.3%
U.K.                     7.5%
France                   3.6%
Canada                   2.9%
Spain                    1.9%
Switzerland              1.8%
Germany                  1.1%
Japan                    0.8%
Norway                   0.8%
Netherlands              0.8%
Other Countries          1.3%
Government Agencies     31.3%
Other Net Assets         1.9%



early 2003, we attempted to take advantage of the market's severe and apparently indiscriminate devaluation of companies in these industries. At that time, we identified and invested in what we believed were solid companies possessing high-quality assets and benefiting from favorable business prospects, and whose debt securities were trading at steep discounts to what we determined were their true, underlying values. In several of our distressed investments, we became actively involved in the restructuring process to try to maximize the Fund's ultimate investment return. During the reporting period, the Fund had a high allocation of distressed securities relative to its historical exposure, representing 13.96% of total net assets at period-end.

Within our equity holdings, contributors to the Fund's performance included International Steel Group (ISG), White Mountains Insurance Group, Liberty Media and Cendant. Privately held ISG was formed in 2002 by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. In May 2003, ISG completed the purchase of additional assets from bankrupt steel company Bethlehem Steel. In both transactions, ISG purchased certain assets, leaving the pension, post-retirement health care, and other OlegacyO liabilities behind with the bankrupt company, resulting in a reduced and more competitive cost structure for the newly purchased production facilities.

White Mountains, a well-capitalized, Bermuda-based property and casualty (P&C) insurer, benefited from a strong pricing environment, solid returns from its high-quality investment portfolio and a well-executed turnaround at OneBeacon Insurance Group, the company's largest operating subsidiary. We believe White Mountains is led by a strong management team, who employ disciplined operating principles and has generated solid returns for shareholders.

Gradual improvement in the underlying media environment largely drove Liberty Media's relatively strong performance. Notwithstanding a slowdown in March and April during the conflict in Iraq, advertising spending steadily improved in 2003 after two difficult years. In addition, digital and satellite television drove growth in the U.S. multichannel television industry. These factors supported gains in the share prices of some of Liberty's largest public holdings, including News Corp., AOL Time Warner, and especially InterActiveCorp (formerly USA Interactive). The improved environment also contributed to the financial performance of Liberty's private assets, most notably Discovery Communications. In addition to appreciation of its public and private assets, the discount at which Liberty traded to its underlying assets narrowed during the reporting period.

Cendant, a travel and real estate services provider, began 2003 trading at what we considered depressed valuations due to concerns surrounding the impact the weak economy and war in Iraq might have on its travel-related businesses. As the period unfolded, investors seemed to gain comfort that strength in Cendant's real estate




                                                           Semiannual Report | 5

[SIDEBAR]
TOP 10 HOLDINGS
6/30/03

COMPANY                                   % OF TOTAL
Sector/Industry, Country                  NET ASSETS
White Mountains Insurance Group Inc.,
common & restricted                             3.5%
  INSURANCE, U.S.
Berkshire Hathaway Inc., A & B                  2.5%
  INSURANCE, U.S.
Washington Post Co., B                          2.1%
  MEDIA, U.S.
Altadis SA                                      1.9%
  TOBACCO, SPAIN
British American Tobacco PLC, ord. & ADR        1.9%
  TOBACCO, U.K.
International Steel Group, common & B           1.9%
  METALS & MINING, U.S.
Liberty Media Corp., A                          1.5%
  MEDIA, U.S.
Nestle SA                                       1.2%
  FOOD PRODUCTS, SWITZERLAND
Lagardere SCA                                   1.2%
  MEDIA, FRANCE
Sovereign Bancorp Inc.                          1.1%
   THRIFTS & MORTGAGE FINANCE, U.S.



business was likely to continue. After the war in Iraq concluded, the company's travel business began to rebound. As domestic equity markets rallied and Cendant's business prospects improved, the stock was revalued to a level we believed more appropriately reflected its strong competitive positions and substantial free cash flow generation.

Unfortunately, not all of our positions gained in value during the period under review. Relatively poor performers included Abitibi-Consolidated, a Canadian paper and forest products company; Akzo Nobel, a Dutch chemicals and pharmaceuticals company; Allied Domecq, a U.K.-based spirits company; and Safeway, a U.S. supermarket company. Abitibi declined when a weaker U.S. dollar, the currency in which the company generates the majority of its revenues, prompted Abitibi to cut its earnings guidance and dividend. As of period-end, we continued to hold the stock because we believed the fundamentals in newsprint, Abitibi's primary product, were improving. Akzo Nobel was negatively impacted by several factors, including generic competition for one of its lead drugs, a weaker U.S. dollar and lower pension fund asset values. Allied Domecq's stock declined after the company cited weakness in its Spanish operations, adverse currency movements and a higher-than-expected contribution to its pension plans. Safeway was hurt by food price deflation, softer sales, and higher labor and benefits expenses. Safeway's performance also suffered from internal missteps as the company worked to centralize merchandising functions and reduce business costs.

Weak market conditions early in the period presented us with some opportunities that we believe enabled us to upgrade the quality of the Fund's portfolio. For example, we sold our position in Allied Domecq and purchased shares of Diageo, another spirits company, at approximately the same valuation. Diageo is the world's leading spirits company, enjoying enviable industry market share. Its well-known brands include Johnnie Walker, Smirnoff, Guinness, Tanqueray, Cuervo and Bailey's. Diageo has refocused on its core spirits business by divesting its Burger King division and selling Pillsbury to General Mills for about a 20% stake in the combined entity. We believe management is committed to using the proceeds from its asset sales to grow its core business profitably or return excess cash to shareholders through dividends and a significant share buyback program.

Another purchase during the six months under review was Hartford Financial Services Group. Hartford is one of the leading U.S. insurance companies, offering P&C and life insurance products to companies and individuals. During the period, Hartford raised additional capital by issuing stock to shore up its balance sheet, maintain its financial strength ratings and boost its overall reserves for asbestos liabilities. As a result of the stock offering, we were able to purchase Hartford shares at less than 10 times estimated 2004 earnings per share, although at a premium to estimated book value. We believe this is an attractive valuation for one of the industry's leading and best-managed U.S. insurance companies.




6  | Semiannual Report

Other purchases we made included Northrop Grumman, a top U.S. defense contractor; Brascan, a Canadian conglomerate; and Imperial Tobacco, a U.K.-domiciled company. During the reporting period, we added to our holdings in Northrop Grumman, a manufacturer of aircraft carriers, submarines, bombers and unmanned air vehicles. We believe Northrop's outlook is attractive in light of an increased focus by the U.S. government on long-term defense spending, the company's robust sales backlog, improving profit margins, what we consider a high quality management team, and the company's ability to generate free cash flow. We initiated a position in Brascan, which traded at a material discount to our estimate of the value of its real estate, financial and power assets. In our opinion, Brascan's management team has been a disciplined buyer of attractive, low-risk assets, and they have compounded asset values at attractive rates over time. We also initiated a position in Imperial Tobacco at what we consider to be a modest valuation. We believe Imperial has a first-rate track record, an outstanding management team and far less litigation risk than its U.S. peers.

We review Fund holdings by reexamining business fundamentals and valuations, opting to sell or reduce positions that we believe have become fully valued or are at risk of declining. During the period, we liquidated our position in Burlington Resources, an oil company, after the shares rose to levels we believe reflected fair value. PPL Corp., a Pennsylvania electric and gas utility, was another position that we sold after a rally in the shares reduced the attractiveness of the investment. We also eliminated our holdings in Daiichi Pharmaceutical during the period after management made what we believed were ill-advised acquisitions. We reduced our ownership in certain Qwest Communications bonds after the market's perception of the telecommunication sector's risk and reward profile improved and the bonds increased in value. We also reduced our position in Fleet Boston Financial after improving market conditions and corporate restructuring actions resulted in stabilizing fundamentals, which enabled the stock to rebound from its lows during the period.

While the outlook for major indexes during the remainder of 2003 is impossible to predict, we continue to search for attractive investments where we believe downside risk is limited and upside potential is substantial over the long term. Not only are we intently focused on identifying solid businesses whose stocks are trading at what we believe are significant discounts to intrinsic value, but we also continue to troll the distressed debt markets for additional opportunities. Finally, while in the recent past there have been few situations in the arbitrage arena that we found to be both attractive and low risk, we remain watchful for deals that could generate reasonable returns for shareholders.



[SIDEBAR]
TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/03
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
Insurance                       10.1%
--------------------------------------
Media                            7.8%
--------------------------------------
Tobacco                          5.9%
--------------------------------------
Metals & Mining                  3.0%
--------------------------------------
Food Products                    2.4%
--------------------------------------
Commercial Banks                 2.1%
--------------------------------------
Commercial Services & Supplies   2.0%
--------------------------------------
Real Estate                      1.9%
--------------------------------------
Thrifts & Mortgage Finance       1.9%
--------------------------------------
Road & Rail                      1.7%
--------------------------------------




                                                           Semiannual Report | 7

As always, we will continue to stay true to our time-tested, three-pronged investment approach, as we seek to generate attractive risk-adjusted returns for shareholders over the long term. We appreciate your participation in Mutual Shares Fund and welcome your comments, questions and suggestions, either by regular mail or email at mutualseries@frk.com.



[PHOTO OF DAVID J. WINTERS OMITTED]
/S/ DAVID J. WINTERS

David J. Winters, CFA
Portfolio Manager


[PHOTO OF TIMOTHY M. RANKIN OMITTED]
/S/ TIMOTHY M. RANKIN

Timothy M. Rankin, CFA
Assistant Portfolio Manager


[PHOTO OF DEBBIE TURNER OMITTED]
/S/ DEBBIE TURNER
Debbie Turner, CFA

Assistant Portfolio Manager

Mutual Shares Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.





8  | Semiannual Report

Performance Summary as of 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.63            $18.47           $16.84
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.1373
--------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.59            $18.37           $16.78
Distributions (1/1/03-6/30/03)
Dividend Income                         $0.1325
--------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.52            $18.04           $16.52
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.1250
--------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.54            $18.22           $16.68
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.1234
--------------------------------------------------------------------------------------------------
CLASS R                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.59            $18.33           $16.74
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                         $0.1319


     Semiannual Report | Past performance does not guarantee future results. | 9

PERFORMANCE
-------------------------------------------------------------------------------------------------------
CLASS Z 1                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.50%          2.04%            29.00%          213.99%
Average Annual Total Return 3            10.50%          2.04%             5.22%           12.12%
Value of $10,000 Investment 4           $11,050        $10,204           $12,900          $31,399
-------------------------------------------------------------------------------------------------------
CLASS A 1                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                10.27%          1.68%            26.71%           81.71%
Average Annual Total Return 3             3.95%         -4.16%             3.62%            8.37%
Value of $10,000 Investment 4           $10,395         $9,584           $11,943          $17,085
-------------------------------------------------------------------------------------------------------
CLASS B 1                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 9.96%          1.00%            14.75%           30.93%
Average Annual Total Return 3             5.96%         -2.99%             3.81%            5.85%
Value of $10,000 Investment 4           $10,596         $9,701           $11,187          $12,908
-------------------------------------------------------------------------------------------------------
CLASS C 1                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 9.97%          1.03%            22.78%           74.20%
Average Annual Total Return 3             7.87%         -0.95%             3.98%            8.49%
Value of $10,000 Investment 4           $10,787         $9,905           $12,153          $17,204
-------------------------------------------------------------------------------------------------------
CLASS R                                                6-MONTH            1-YEAR    INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               10.29%             1.55%           -2.13%
Average Annual Total Return 3                            9.29%             0.55%           -2.07%
Value of $10,000 Investment 4                          $10,929           $10,055           $9,793


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




10  | Past performance does not guarantee future results. | Semiannual Report

Endnotes

THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).




    Semiannual Report | Past performance does not guarantee future results. | 11

Mutual Shares Fund

FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2003                         YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)       2002         2001        2000         1999        1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $16.84       $19.44       $19.79      $20.43       $19.55      $21.30
                                                   ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................        .16          .33          .29         .34          .33         .53
 Net realized and unrealized gains (losses) ......       1.60        (2.42)         .95        2.23         2.55        (.46)
                                                   ----------------------------------------------------------------------------
Total from investment operations .................       1.76        (2.09)        1.24        2.57         2.88         .07
                                                   ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (.13)        (.25)        (.24)       (.70)        (.42)       (.53)
 Net realized gains ..............................         --         (.26)       (1.35)      (2.51)       (1.58)      (1.29)
                                                   ----------------------------------------------------------------------------
Total distributions ..............................       (.13)        (.51)       (1.59)      (3.21)       (2.00)      (1.82)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ...................     $18.47       $16.84       $19.44      $19.79       $20.43      $19.55
                                                   ----------------------------------------------------------------------------

Total return b ...................................     10.50%     (10.89)%        6.32%      13.83%       14.95%        .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................ $4,953,786   $4,585,605   $5,465,075  $5,359,319   $5,571,867  $6,279,026
Ratios to average net assets:*
 Expenses c ......................................       .85%d        .79%         .78%        .79%         .77%        .76%
 Expenses, excluding waiver and
 payments by affiliate c .........................       .85%d        .79%         .78%        .82%         .81%        .80%
 Net investment income ...........................      1.83%d       1.79%        1.40%       1.69%        1.58%       2.15%
Portfolio turnover rate ..........................     27.63%       51.22%       52.98%      63.22%       66.24%      69.46%
*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses .........................................       .81%d        .78%         .77%        .76%         .75%        .73%
Expenses, excluding waiver and payments by
affiliate ........................................       .81%d        .78%         .77%        .79%         .79%        .77%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.





12  | Semiannual Report

Mutual Shares Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2003                         YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)       2002         2001        2000         1999        1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $16.78       $19.37      $19.73       $20.38       $19.50      $21.26
                                                   ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................         .12          .26         .22          .27          .26         .40
 Net realized and unrealized gains (losses) .....        1.61        (2.40)        .95         2.22         2.54        (.41)
                                                   ----------------------------------------------------------------------------
Total from investment operations ................        1.73        (2.14)       1.17         2.49         2.80        (.01)
                                                   ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (.13)        (.19)       (.18)        (.63)        (.34)       (.46)
 Net realized gains .............................          --         (.26)      (1.35)       (2.51)       (1.58)      (1.29)
                                                   ----------------------------------------------------------------------------
Total distributions .............................        (.13)        (.45)      (1.53)       (3.14)       (1.92)      (1.75)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ..................      $18.38       $16.78      $19.37       $19.73       $20.38      $19.50
                                                   ----------------------------------------------------------------------------

Total return b ..................................      10.27%     (11.20)%       5.94%       13.42%       14.57%        .06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............  $1,831,272   $1,543,833  $1,580,046   $1,283,230   $1,365,694  $1,509,647
Ratios to average net assets:*
 Expenses c .....................................       1.20%d       1.14%       1.13%        1.14%        1.12%       1.11%
 Expenses, excluding waiver and
 payments by affiliate c ........................       1.20%d       1.14%       1.13%        1.17%        1.16%       1.15%
 Net investment income ..........................       1.48%d       1.44%       1.05%        1.34%        1.23%       1.78%
Portfolio turnover rate .........................      27.63%       51.22%      52.98%       63.22%       66.24%      69.46%
*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ........................................       1.16%d       1.13%       1.12%        1.11%        1.10%       1.08%
Expenses, excluding waiver and payments by
affiliate .......................................       1.16%d       1.13%       1.12%        1.14%        1.14%       1.12%


a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.





                                                          Semiannual Report | 13

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2003              YEAR ENDED DECEMBER 31,
CLASS B                                                            (UNAUDITED)       2002       2001        2000        1999 D
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $16.53       $19.12     $19.56      $20.26      $19.50
                                                                 ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................            .07          .15        .08         .14         .09
 Net realized and unrealized gains (losses) ..................           1.58        (2.36)       .95        2.20        2.55
                                                                 ---------------------------------------------------------------
Total from investment operations .............................           1.65        (2.21)      1.03        2.34        2.64
                                                                 ---------------------------------------------------------------
Less distributions from:
 Net investment income .......................................           (.13)        (.12)      (.12)       (.53)       (.30)
 Net realized gains ..........................................             --         (.26)     (1.35)      (2.51)      (1.58)
                                                                 ---------------------------------------------------------------
Total distributions ..........................................           (.13)        (.38)     (1.47)      (3.04)      (1.88)
                                                                 ---------------------------------------------------------------
Net asset value, end of period ...............................         $18.05       $16.53     $19.12      $19.56      $20.26
                                                                 ---------------------------------------------------------------
Total return b ...............................................          9.96%     (11.80)%      5.26%      12.69%      13.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................       $317,513     $235,470   $126,579     $34,778     $21,634

Ratios to average net assets:*
 Expenses c ..................................................          1.85%e       1.79%      1.78%       1.79%       1.77%
 Expenses, excluding waiver and payments by affiliate c ......          1.85%e       1.79%      1.78%       1.82%       1.81%
 Net investment income .......................................           .83%e        .79%       .37%        .70%        .46%
Portfolio turnover rate ......................................         27.63%       51.22%     52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses .....................................................          1.81%e       1.78%      1.77%       1.76%       1.75%
Expenses, excluding waiver and payments by affiliate .........          1.81%e       1.78%      1.77%       1.79%       1.79%


a Based on average weighted shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Effective date of Class B shares was January 1, 1999.

e Annualized.



14  | Semiannual Report

Mutual Shares Fund

                                                 ----------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2003                       YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)       2002         2001       2000        1999        1998
                                                 ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $16.68      $19.26       $19.63     $20.29      $19.41      $21.18
                                                 ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................         .07         .15          .08        .14         .12         .28
 Net realized and unrealized gains (losses) .....        1.59       (2.39)         .95       2.20        2.53        (.43)
                                                 ---------------------------------------------------------------------------
Total from investment operations ................        1.66       (2.24)        1.03       2.34        2.65        (.15)
                                                 ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (.12)       (.08)        (.05)      (.49)       (.20)       (.33)
 Net realized gains .............................          --        (.26)       (1.35)     (2.51)      (1.57)      (1.29)
                                                 ---------------------------------------------------------------------------
Total distributions .............................        (.12)       (.34)       (1.40)     (3.00)      (1.77)      (1.62)
                                                 ---------------------------------------------------------------------------
Net asset value, end of period ..................      $18.22      $16.68       $19.26     $19.63      $20.29      $19.41
                                                 ---------------------------------------------------------------------------
Total return b ..................................       9.97%    (11.78)%        5.26%     12.68%      13.87%      (.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............  $1,004,161    $866,422     $885,658   $759,477    $890,712    $993,931
Ratios to average net assets:*
 Expenses c .....................................       1.85%d      1.78%        1.78%      1.78%       1.76%       1.76%
 Expenses, excluding waiver and
 payments by affiliate c ........................       1.85%d      1.78%        1.78%      1.81%       1.80%       1.80%
 Net investment income ..........................        .83%d       .80%         .40%       .70%        .59%       1.12%
Portfolio turnover rate .........................      27.63%      51.22%       52.98%     63.22%      66.24%      69.46%
*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ........................................       1.81%d      1.77%        1.77%      1.75%       1.74%       1.73%
Expenses, excluding waiver and payments
by affiliate ....................................       1.81%d      1.77%        1.77%      1.78%       1.78%       1.77%



a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.




                                                          Semiannual Report | 15

Mutual Shares Fund

                                                                                        ------------------------------------
                                                                                         SIX MONTHS ENDED      PERIOD ENDED
                                                                                           JUNE 30, 2003       DECEMBER 31,
CLASS R                                                                                    (UNAUDITED)             2002 D
                                                                                        ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $16.75              $19.36
                                                                                        ------------------------------------
Income from investment operations:
 Net investment income a ..............................................................           .11                 .24
 Net realized and unrealized gains (losses) ...........................................          1.61               (2.37)
                                                                                        ------------------------------------
Total from investment operations ......................................................          1.72               (2.13)
                                                                                        ------------------------------------
Less distributions from:
 Net investment income ................................................................          (.14)               (.22)
 Net realized gains ...................................................................            --                (.26)
                                                                                        ------------------------------------
Total distributions ...................................................................          (.14)               (.48)
                                                                                        ------------------------------------
Net asset value, end of period ........................................................        $18.33              $16.75
                                                                                        ------------------------------------

Total return b ........................................................................        10.29%            (11.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................       $25,033             $13,392
Ratios to average net assets:*
 Expenses c ...........................................................................         1.35%e              1.29%e
 Expenses, excluding waiver and payments by affiliate c ...............................         1.35%e              1.29%e
 Net investment income ................................................................         1.33%e              1.29%e
Portfolio turnover rate ...............................................................        27.63%              51.22%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses ..............................................................................         1.31%e              1.28%e
Expenses, excluding waiver and payments
by affiliate ..........................................................................         1.31%e              1.28%e


a Based on average weighted shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Effective date of Class R shares was January 2, 2002.

e Annualized.






16  | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 56.4%
   AEROSPACE & DEFENSE .7%
     Northrop Grumman Corp. .........................................     United States        640,200          $  55,242,858
                                                                                                                --------------
     BEVERAGES .8%
     Brown-Forman Corp., A ..........................................     United States         62,730              5,049,765
     Brown-Forman Corp., B ..........................................     United States        303,018             23,823,275
     Diageo PLC .....................................................    United Kingdom      2,155,300             23,010,827
     Heineken Holding NV, A .........................................      Netherlands         318,737              9,165,231
     Pepsi Bottling Group Inc. ......................................     United States        193,500              3,873,870
                                                                                                                --------------
                                                                                                                   64,922,968
                                                                                                                --------------
     CAPITAL MARKETS .3%
     Bear Stearns Cos. Inc. .........................................     United States        357,404             25,883,198
                                                                                                                --------------
     CHEMICALS 1.1%
     Akzo Nobel NV ..................................................      Netherlands       1,947,223             51,609,314
     Syngenta AG ....................................................      Switzerland         724,818             36,333,205
                                                                                                                --------------
                                                                                                                   87,942,519
                                                                                                                --------------
     COMMERCIAL BANKS 2.1%
     Bank of America Corp. ..........................................     United States        338,623             26,761,375
     Bank of Ireland ................................................    Irish Republic      4,129,893             50,034,303
     Fleet Boston Financial Corp. ...................................     United States        966,605             28,717,835
     KeyCorp ........................................................     United States        301,800              7,626,486
a,b,cNippon Investment LLC ..........................................         Japan         18,938,000             33,330,880
     U.S. Bancorp ...................................................     United States        916,540             22,455,230
                                                                                                                --------------
                                                                                                                  168,926,109
                                                                                                                --------------
     COMMERCIAL SERVICES & SUPPLIES 2.0%
    aAlderwoods Group Inc. ..........................................     United States      1,111,060              6,066,388
    aCendant Corp. ..................................................     United States      2,842,403             52,072,823
    aRepublic Services Inc. .........................................     United States      3,363,450             76,249,412
    aVeridian Corp. .................................................     United States         91,000              3,174,990
     Waste Management Inc. ..........................................     United States        893,252             21,518,441
                                                                                                                --------------
                                                                                                                  159,082,054
                                                                                                                --------------
     COMMUNICATIONS EQUIPMENT .2%
    aMarconi Corp. ..................................................    United Kingdom     11,863,604             12,039,597
                                                                                                                --------------
    COMPUTERS & PERIPHERALS
a,c  DecisionOne Corp. ..............................................     United States        457,492                914,984
                                                                                                                --------------
     CONSTRUCTION MATERIALS .6%
     Martin Marietta Materials Inc. .................................     United States      1,460,250             49,079,003
                                                                                                                --------------
     DIVERSIFIED FINANCIAL SERVICES 1.5%
     Brascan Corp., A ...............................................        Canada          2,477,400             60,624,508
a,b  Leucadia National Corp. ........................................     United States      1,551,229             54,702,539
     Principal Financial Group ......................................     United States        227,295              7,330,264
                                                                                                                --------------
                                                                                                                  122,657,311
                                                                                                                --------------



                                                          Semiannual Report | 17

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   DIVERSIFIED TELECOMMUNICATION SERVICES .5%
   BCE Inc. .......................................................        Canada          1,416,700            $  32,384,693
  aXO Communications Inc. .........................................     United States      2,759,808               10,004,304
                                                                                                                --------------
                                                                                                                   42,388,997
                                                                                                                --------------
   Electric Utilities 1.0%
  aAllegheny Energy Inc. ..........................................     United States      3,518,800               29,733,860
   E.ON AG ........................................................        Germany           663,027               33,996,113
  aPG & E Corp. ...................................................     United States        699,385               14,791,993
a,bPG & E Corp., wts., 9/02/06 ....................................     United States         27,436                  521,997
  aReliant Resources Inc. .........................................     United States        355,600                2,179,828
                                                                                                                --------------
                                                                                                                   81,223,791
                                                                                                                --------------
   FOOD & STAPLES RETAILING 1.1%
  aKroger Co. .....................................................     United States      4,312,760               71,936,837
  aSafeway Inc. ...................................................     United States        730,700               14,950,122
                                                                                                                --------------
                                                                                                                   86,886,959
                                                                                                                --------------
   FOOD PRODUCTS 2.8%
   Cadbury Schweppes PLC ..........................................    United Kingdom      7,486,269               44,225,084
   Groupe Danone ..................................................        France            502,363               69,515,441
   Hershey Foods Corp. ............................................     United States        207,650               14,464,899
   Nestle SA ......................................................      Switzerland         487,070              100,502,798
                                                                                                                --------------
                                                                                                                  228,708,222
                                                                                                                --------------
   HEALTH CARE EQUIPMENT & SUPPLIES .1%
  aCenterpulse Ltd. ...............................................      Switzerland          28,109                7,563,937
                                                                                                                --------------
   HEALTH CARE PROVIDERS & SERVICES 1.2%
  aAnthem Inc. ....................................................     United States         93,455                7,210,053
   CIGNA Corp. ....................................................     United States        430,175               20,192,415
  aGenesis Health Ventures Inc. ...................................     United States        496,885                8,770,020
   HCA Inc. .......................................................     United States        626,300               20,066,652
  aHealth Net Inc., A .............................................     United States        438,310               14,442,315
a,cKindred Healthcare Inc. ........................................     United States      1,190,483               20,176,306
a,cKindred Healthcare Inc., wts., Series A, 4/20/06 ...............     United States        211,977                  604,134
a,cKindred Healthcare Inc., wts., Series B, 4/20/06 ...............     United States        529,943                1,238,477
  aRotech Healthcare Inc. .........................................     United States        381,850                8,362,515
  aWellpoint Health Networks Inc. .................................     United States          1,252                  105,544
                                                                                                                --------------
                                                                                                                  101,168,431
                                                                                                                --------------
   HOTELS RESTAURANTS & LEISURE .3%
  aPark Place Entertainment Corp. .................................     United States      2,749,212               24,990,337
                                                                                                                --------------
   HOUSEHOLD DURABLES
  aBulova Corp. ...................................................     United States         37,900                1,042,250
                                                                                                                --------------
   INDUSTRIAL CONGLOMERATE .8%
   Orkla ASA ......................................................        Norway          3,782,990               65,509,497
                                                                                                                --------------
   INSURANCE 10.1%
  aAlleghany Corp. ................................................     United States        328,543               62,751,713
  aBerkshire Hathaway Inc., A .....................................     United States          1,280               92,800,000
  aBerkshire Hathaway Inc., B .....................................     United States         46,665              113,395,950




18  | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   INSURANCE (CONT.)
     Hartford Financial Services Group Inc. .........................     United States        880,600          $  44,347,016
  a,bMontpelier Re Holdings Ltd. ....................................        Bermuda           607,140             18,226,343
     Old Republic International Corp. ...............................     United States      2,456,095             84,170,376
  a,bOlympus Re Holdings Ltd. .......................................        Bermuda           202,380             27,388,085
     Prudential Financial Inc. ......................................     United States      1,265,000             42,567,250
     Travelers Property Casualty Corp., A ...........................     United States      3,048,720             48,474,648
    cWhite Mountains Insurance Group Inc. ...........................     United States        387,190            152,940,050
  b,cWhite Mountains Insurance Group Inc. ...........................     United States        350,658            131,584,415
                                                                                                                --------------
                                                                                                                  818,645,846
                                                                                                                --------------
     IT SERVICES .1%
    aComdisco Contingent Equity Distribution ........................     United States     95,431,240                353,096
    aConcord EFS Inc. ...............................................     United States        450,200              6,626,944
                                                                                                                --------------
                                                                                                                    6,980,040
                                                                                                                --------------
     MACHINERY .3%
    aJoy Global Inc. ................................................     United States      1,586,628             23,434,496
a,b,cLancer Industries Inc., B ......................................     United States              3              2,085,868
                                                                                                                --------------
                                                                                                                   25,520,364
                                                                                                                --------------
     MEDIA 7.9%
     Dow Jones & Co. Inc. ...........................................     United States        261,810             11,265,684
     E.W. Scripps Co., A ............................................     United States      1,010,475             89,649,342
    aFox Entertainment Group Inc., A ................................     United States        963,685             27,734,854
    aHispanic Broadcasting Corp., A .................................     United States        110,400              2,809,680
     Lagardere SCA ..................................................        France          2,234,150             97,107,954
    aLiberty Media Corp., A .........................................     United States     10,890,724            125,896,769
     McGraw-Hill Cos. Inc. ..........................................     United States        147,500              9,145,000
     Meredith Corp. .................................................     United States      1,036,335             45,598,740
    aNTL Europe Inc. ................................................        France            492,392                  4,923
  a,bNTL Inc. .......................................................     United States      1,182,343             40,341,543
     Omnicom Group Inc. .............................................     United States        217,300             15,580,410
    aSinclair Broadcast Group Inc. A ................................     United States        771,800              8,960,598
    aTVMAX Holdings Inc. ............................................     United States        128,831                273,766
     Washington Post Co., B .........................................     United States        233,538            171,160,000
                                                                                                                --------------
                                                                                                                  645,529,263
                                                                                                                --------------
     METALS & MINING 3.0%
     Anglo American PLC .............................................    United Kingdom      1,695,969             25,886,888
     Anglo American PLC, ADR ........................................    United Kingdom          2,300                 35,328
     Barrick Gold Corp. .............................................        Canada          1,096,000             19,618,400
     Fording Canadian Coal Trust ....................................        Canada             90,594              1,626,858
    aGlamis Gold Ltd. ...............................................        Canada            435,600              4,895,391
a,b,cInternational Steel Group ......................................     United States          1,551            143,467,500
a,b,cInternational Steel Group, B ...................................     United States            112             10,360,000
     Newmont Mining Corp. ...........................................     United States        853,900             27,717,594
    aWheaton River Minerals Ltd. ....................................        Canada          6,657,956              8,330,101
    aWheaton River Minerals Ltd., wts., 5/30/07 .....................        Canada          1,819,489                830,236
                                                                                                                --------------
                                                                                                                  242,768,296
                                                                                                                --------------


                                                          Semiannual Report | 19

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   MULTI-UTILITIES .4%
   Suez SA ........................................................        France          2,211,518            $  35,198,998
                                                                                                                --------------
   OIL & GAS 1.7%
   Amerada Hess Corp. .............................................     United States         56,800                2,793,424
   BP PLC .........................................................    United Kingdom      5,707,068               39,576,827
   BP PLC, ADR ....................................................    United Kingdom         46,400                1,949,728
   Conocophillips .................................................     United States        519,134               28,448,543
a,cSouthwest Royalties Inc., A ....................................     United States        123,013                3,690,380
   Total SA, B ....................................................        France            380,938               57,568,747
                                                                                                                --------------
                                                                                                                  134,027,649
                                                                                                                --------------
   PAPER & FOREST PRODUCTS .9%
   Abitibi-Consolidated Inc. ......................................        Canada          7,762,287               49,130,207
   Meadwestvaco Corp. .............................................     United States      1,071,120               26,456,664
                                                                                                                --------------
                                                                                                                   75,586,871
                                                                                                                --------------
   PERSONAL PRODUCTS .3%
   Beiersdorf AG ..................................................        Germany           155,662               20,755,291
                                                                                                                --------------
   PHARMACEUTICALS 1.5%
   ICN Pharmaceuticals Inc. .......................................     United States      3,229,135               54,120,303
   Merck & Co. Inc. ...............................................     United States        576,350               34,897,993
   Takeda Chemical Industries Ltd. ................................         Japan            964,960               35,600,856
                                                                                                                --------------
                                                                                                                   124,619,152
                                                                                                                --------------
   REAL ESTATE 1.9%
a,cAlexander's Inc. ...............................................     United States        383,200               31,993,368
   American Financial Realty Trust ................................     United States        322,100                4,802,511
   Canary Wharf Group PLC .........................................    United Kingdom     14,262,931               60,251,651
a,bSecurity Capital European Realty ...............................      Luxembourg          264,928                1,960,467
   St. Joe Co. ....................................................     United States        853,035               26,614,692
   Ventas Inc. ....................................................     United States      1,778,665               26,946,775
                                                                                                                --------------
                                                                                                                  152,569,464
                                                                                                                --------------
   ROAD & RAIL 1.7%
   Burlington Northern Santa Fe Corp. .............................     United States      1,208,355               34,365,616
   Canadian National Railway Co. ..................................        Canada            821,010               39,323,886
   Florida East Coast Industries Inc., A ..........................     United States      2,038,760               52,090,318
   Florida East Coast Industries Inc., B ..........................     United States        420,611               10,473,214
                                                                                                                --------------
                                                                                                                  136,253,034
                                                                                                                --------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS .2%
  aIntegrated Device Technology Inc. ..............................     United States      1,293,948               14,298,125
                                                                                                                --------------
   SOFTWARE .2%
   J.D. Edwards & Co., Jul. 12.5 Calls, 7/19/03 ...................     United States          1,218                  231,420
  aPeoplesoft Inc. ................................................     United States        772,100               13,581,239
   Peoplesoft Inc., Jul. 17.5 Puts, 7/19/03 .......................     United States            285                   15,675
                                                                                                                --------------
                                                                                                                   13,828,334
                                                                                                                --------------
   THRIFTS & MORTGAGE FINANCE 1.9%
   Freddie Mac ....................................................     United States        388,600               19,729,222




20  | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   THRIFTS & MORTGAGE FINANCE (CONT.)
   Greenpoint Financial Corp. .....................................     United States        604,087            $  30,772,192
   Hudson City Bancorp Inc. .......................................     United States        781,655               19,986,918
   Sovereign Bancorp Inc. .........................................     United States      5,828,890               91,222,129
                                                                                                                --------------
                                                                                                                  161,710,461
                                                                                                                --------------
   TOBACCO 5.9%
   Altadis SA .....................................................         Spain          6,168,655              158,110,701
   Altria Group Inc. ..............................................     United States      1,618,530               73,546,003
   British American Tobacco PLC ...................................    United Kingdom     13,498,348              153,134,672
   British American Tobacco PLC, ADR ..............................    United Kingdom         70,550                1,600,074
   Gallaher Group PLC .............................................    United Kingdom      2,541,763               24,955,842
   Gallaher Group PLC, ADR ........................................    United Kingdom         21,800                  863,280
   Imperial Tobacco Group PLC .....................................    United Kingdom      3,954,401               70,669,070
                                                                                                                --------------
                                                                                                                  482,879,642
                                                                                                                --------------
   TRANSPORTATION INFRASTRUCTURE .7%
  aLaidlaw International Inc. .....................................     United States      2,519,785               20,914,215
   Peninsular & Oriental Steam Navigation Co. .....................    United Kingdom      9,578,072               37,142,075
                                                                                                                --------------
                                                                                                                   58,056,290
                                                                                                                --------------
   WIRELESS TELECOMMUNICATION SERVICES .6%
  aSpectrasite Inc. ...............................................     United States      1,000,255               49,862,712
                                                                                                                --------------
   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
    (COST $3,537,665,381)..........................................                                             4,585,262,854
                                                                                                                --------------
   PREFERRED STOCKS .3%
   ELECTRIC UTILITIES
  aCalpine Capital Trust, 5.75%, cvt. pfd. ........................     United States         64,550                2,775,650
                                                                                                                --------------
   FOOD PRODUCTS
   Unilever NV, pfd. ..............................................      Netherlands         544,805                3,315,840
                                                                                                                --------------
   HEALTH CARE PROVIDERS & SERVICES
  aGenesis Health Ventures Inc., PIK, 6.00%, cvt. pfd. ............     United States          5,772                  487,734
                                                                                                                --------------
   HOUSEHOLD PRODUCTS .3%
   Henkel KGAA, pfd. ..............................................        Germany           337,672               20,706,796
                                                                                                                --------------
   MEDIA
  aNTL Europe Inc., 10.00%, A, pfd. ...............................     United States        216,541                  433,082
                                                                                                                --------------
   TOTAL PREFERRED STOCKS (COST $27,274,030).......................                                                27,719,102
                                                                                                                --------------

                                                                      --------------------------------------------------------
                                                                           COUNTRY       PRINCIPAL AMOUNT D        VALUE
                                                                      --------------------------------------------------------
   CORPORATE BONDS & NOTES 5.1%
   Alderwoods Group Inc., 12.25%, 1/02/09 ..........................    United States   $ 11,330,400              $11,896,920
   Calpine Canada Energy Finance,
     8.50%, 5/01/08 ................................................       Canada         22,258,000               17,472,530
     8.375%, 10/15/08 ..............................................       Canada            380,000 EUR              318,554




                                                          Semiannual Report | 21

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY     PRINCIPAL AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
   Calpine Corp.,
    7.875%, 4/01/08 ................................................     United States  $  5,294,000            $   4,076,380
    7.75%, 4/15/09 .................................................     United States    10,855,000                8,086,975
    8.625%, 8/15/10 ................................................     United States    12,090,000                9,127,950
    cvt., 4.00%, 12/26/06 ..........................................     United States    32,370,000               29,294,850
    cvt., 144A, 4.00%, 12/26/06 ....................................     United States     3,835,000                3,470,675
   Charter Communications Holdings LLC,
    8.625%, 4/01/09 ................................................     United States     3,790,000                2,747,750
    10.00%, 5/15/11 ................................................     United States    14,155,000               10,262,375
    senior disc. note, zero cpn., 1/15/06 ..........................     United States     7,000,000                3,675,000
    zero cpn., 5/15/11 .............................................     United States     5,255,000                2,680,050
   Charter Communications Operating LLC, Bank Claim ................     United States    21,263,000               19,561,960
  cDecisionOne Corp., Term Loan ....................................     United States    14,775,127               12,411,107
   Eurotunnel Finance Ltd.,.
    Equity Note, 12/31/03 ..........................................    United Kingdom     7,364,428 GBP            3,949,504
    Participating Loan Note, 4/30/40 ...............................    United Kingdom     1,482,000 GBP              745,879
   Eurotunnel PLC,
    12/31/18, Tier 2 ...............................................    United Kingdom    12,719,682 GBP           15,217,190
    12/31/25, Tier 3 ...............................................    United Kingdom    11,580,539 GBP           11,847,880
    12/31/50, Resettable Advance R5 ................................    United Kingdom     3,042,185 GBP            2,158,610
    Stabilization Advance S8, Tier 1 ...............................    United Kingdom     3,099,475 GBP            1,227,495
    Stabilization Advance S8, Tier 2 ...............................    United Kingdom     1,958,715 GBP              759,555
   Eurotunnel SA,
    5.28%, 12/31/18, Tier 2 (Pibor) ................................        France         1,393,972 EUR            1,160,563
    5.28%, 12/31/25, Tier 3 (Pibor) ................................        France         3,701,524 EUR            2,635,414
    12/31/18, Tier 2 (Libor) .......................................        France         3,151,383 EUR            2,623,710
    12/31/25, Tier 3 (Libor) .......................................        France        32,622,664 EUR           23,226,710
    12/31/50, Resettable Advance R4 ................................        France           515,267 EUR              254,435
    Stabilization Advance S6, Tier 1 (Pibor) .......................        France           548,757 EUR              151,241
    Stabilization Advance S6, Tier 2 (Libor) .......................        France         1,949,558 EUR              526,115
    Stabilization Advance S7, Tier 1 (Pibor) .......................        France         2,110,667 EUR              581,711
   KFW International Finance Inc., 6.25%, 10/15/03 .................        Germany       10,000,000 EUR           11,615,978
   Level 3 Communications Inc.,
    Term Loan A ....................................................     United States     5,059,936                4,680,441
    Term Loan C ....................................................     United States     1,501,500                1,418,918
   Marconi Corp., 10.00%, 10/31/08 .................................    United Kingdom     5,962,768                6,082,023
   Marconi PLC, 8.00%, 4/30/08 .....................................    United Kingdom    15,897,710               14,466,916
   Midwest Generation LLC, 8.56%, 1/02/16 ..........................     United States    10,375,000               10,375,000
   Mirant Americas Generation Inc., 7.625%, 5/01/06 ................     United States     3,800,000                2,945,000
   Mirant Mid-Atlantic LLC,
    9.125%, 6/30/17 ................................................     United States     1,534,115                1,495,762
    10.06%, 12/30/28 ...............................................     United States     4,905,572                4,865,620
   NTL Inc., 19.00%, 1/09/10 .......................................     United States    35,584,000               35,406,080
   Providian Financial Corp., cvt., zero cpn., 2/15/21 .............     United States    30,645,000               13,407,188
   Qwest Capital Funding, 5.875%, 8/03/04 ..........................     United States    19,617,000               18,881,363
   Qwest Services Corp., 13.50%, 12/15/10 ...........................     United States   36,355,000               41,262,925
   Reliant Energy Inc., 9.237%, 7/02/17 ............................     United States     1,241,878                1,173,574
   Sepracor Inc., cvt., 5.00%, 2/15/07 .............................     United States    17,895,000               15,881,812
  cSouthwest Royalties Inc., 11.50%, 6/30/04 .......................     United States     8,200,000                8,200,000




22  | Semiannual Report

Mutual Shares Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY     PRINCIPAL AMOUNT D        VALUE
----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
   TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ......................     United States   $    389,381         $     389,381
   XO Communications Inc., 7/15/09 ................................     United States     17,810,248            17,186,889
                                                                                                             --------------
   TOTAL CORPORATE BONDS & NOTES (COST $358,166,178) ..............                                            411,883,958
                                                                                                             --------------
   BONDS & NOTES IN REORGANIZATION 5.5%
a  Adelphia Communications Corp.,
     9.25%, 10/01/02 ..............................................     United States      3,740,000             2,281,400
     8.125%, 7/15/03 ..............................................     United States      1,442,000               901,250
     7.50%, 1/15/04 ...............................................     United States      3,750,000             2,325,000
     10.50% 7/15/04 ...............................................     United States      5,820,000             3,695,700
     10.25% 11/01/06 ..............................................     United States      5,555,000             3,416,325
     8.375% 2/01/08 ...............................................     United States     11,570,000             7,231,250
     7.75% 1/15/09 ................................................     United States     10,030,000             6,268,750
     7.875% 5/01/09 ...............................................     United States      3,985,000             2,430,850
     9.375% 11/15/09 ..............................................     United States      2,840,000             1,831,800
     10.25%, 6/15/11 ..............................................     United States     10,980,000             7,082,100
     cvt., 6.00% 2/15/06 ..........................................     United States     49,687,000             8,943,660
     cvt., 3.25% 5/01/21 ..........................................     United States      5,690,000             1,024,200
a  Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ............     United States        775,000               155,000
a  Amerco,
     7.85%, 5/15/03 ...............................................     United States        505,000               419,150
     8.03%, 9/18/06 ...............................................     United States        900,000               756,000
     7.47%, 1/15/27 ...............................................     United States      3,525,000             2,961,000
a  Century Communications Corp.,
     9.50%, 3/01/05 ...............................................     United States        743,000               482,950
     8.875%, 1/15/07 ..............................................     United States        572,000               371,800
     8.375%, 12/15/07 .............................................     United States        875,000               568,750
     zero cpn., 3/15/03 ...........................................     United States     10,740,000             6,390,300
a  Dow Corning Corp.,
     9.50%, 8/10/95 ...............................................     United States      1,250,000             2,450,000
     8.55%, 3/01/01 ...............................................     United States        500,000               890,000
     9.375%, 2/01/08 ..............................................     United States      2,170,000             4,253,200
     8.15%, 10/15/29 ..............................................     United States      5,280,000             9,240,000
     Bank Claim ...................................................     United States      1,000,000             1,710,000
     Bank Claim #2 ................................................     United States      1,391,595             2,351,795
     Bank Debt ....................................................     United States      2,738,952             4,683,608
     Bank Debt ....................................................     United States    600,000,000 JPY         8,444,722
     Bank Debt #1 .................................................     United States      7,500,000            12,825,000
a  Frontier Corp., 7.25%, 5/15/04 .................................     United States      2,350,000               170,375
a  Global Crossing Holdings Ltd.,
     9.125%, 11/15/06 .............................................     United States     12,445,000               591,138
     9.625%, 5/15/08 ..............................................     United States      6,200,000               294,500
     9.50%, 11/15/09 ..............................................     United States     10,220,000               485,450
     Bank Claim ...................................................     United States      8,822,835             1,963,081
     Revolver .....................................................     United States     44,606,662             9,924,982
     Term Loan ....................................................     United States     18,985,000             4,224,163
a  Global Crossing Ltd., 6.00%, 10/15/03 ..........................     United States      2,200,000               159,500




                                                          Semiannual Report | 23

Mutual Shares Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY     PRINCIPAL AMOUNT D        VALUE
----------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aHarnischfeger Industries Inc.,
     8.90%, 3/01/22 .................................................     United States   $  6,565,000          $     41,360
     8.70%, 6/15/22 .................................................     United States      6,004,000                38,426
     7.25%, 12/15/25 ................................................     United States      8,965,000                57,376
     6.875%, 2/15/27 ................................................     United States      7,663,000                48,277
     Stipulated Bank Claim ..........................................     United States      9,933,950                61,590
  aHealthsouth Corp.,
     8.50%, 2/01/08 .................................................     United States     11,945,000             9,436,550
     7.00%, 6/15/08 .................................................     United States      6,330,000             5,000,700
     8.375%, 10/01/11 ...............................................     United States      3,815,000             3,013,850
     7.625%, 6/01/12 ................................................     United States     30,717,000            23,959,260
  aMetromedia Fiber Network Inc.,
     14.00%, 3/15/07 ................................................     United States     40,151,000            17,264,930
     10.00%, 11/15/08 ...............................................     United States     26,680,000             1,600,800
     senior note, 10.00%, 12/15/09 ..................................     United States     27,413,000             1,644,780
     senior note, 10.00%, 12/15/09 ..................................     United States     12,625,000 EUR           724,900
  aNRG Energy Inc.,
     7.625%, 2/01/06 ................................................     United States     10,210,000             4,390,300
     6.75%, 7/15/06 .................................................     United States     12,265,000             5,273,950
     7.50%, 6/15/07 .................................................     United States     10,555,000             4,538,650
     7.50%, 6/01/09 .................................................     United States      2,820,000             1,212,600
     8.25%, 9/15/10 .................................................     United States     12,350,000             5,372,250
     8.00%, 11/01/13 ................................................     United States      5,985,000             2,603,475
     8.70%, 3/15/20 .................................................     United States      5,585,000             2,429,475
     8.625%, 4/01/31 ................................................     United States      6,200,000             2,697,000
     Revolver .......................................................     United States     23,275,500            10,008,465
  aNRG Northeast Generating LLC,
     8.065%, 12/15/04 ...............................................     United States      2,350,133             2,314,881
     8.842%, 6/15/15 ................................................     United States      8,429,000             8,302,565
     9.292%, 12/15/24 ...............................................     United States      7,550,000             7,436,750
  aOwens Corning, Revolver ..........................................     United States     41,264,759            31,361,217
   PG & E Corp.,
     7.375%, 11/01/05 ...............................................     United States     36,340,000            37,521,050
     6.50%, 9/02/06 .................................................     United States      7,549,570             8,191,284
     Commercial Paper, 1/18/01 ......................................     United States      1,465,000             1,472,325
     Commercial Paper, 1/30/01 ......................................     United States        735,000               746,025
     Commercial Paper, 2/16/01 ......................................     United States      2,200,000             2,211,000
     FRN, 144A, 7.583%, 10/31/01 ....................................     United States     12,650,000            12,997,875
     MTN, 5.94%, 10/07/03 ...........................................     United States      1,825,000             1,806,750
  aPort Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ..............     United States        385,000                77,000
  aSafety Kleen Corp.,
     9.25%, 5/15/09 .................................................     United States      1,085,000                59,675
     Revolver .......................................................     United States      9,200,677             3,404,250
     Term Loan ......................................................     United States        966,465 CAD           142,258
     Term Loan A ....................................................     United States      7,626,791             1,906,698
     Term Loan B ....................................................     United States      8,892,758             2,223,190
     Term Loan C ....................................................     United States      8,123,448             2,030,862
  aSafety Kleen Services, 9.25%, 6/01/08 ............................     United States         85,000                   425




24  | Semiannual Report

Mutual Shares Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY     PRINCIPAL AMOUNT D          VALUE
----------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aTelewest Communications PLC,
     11.00%, 10/01/07 ...............................................    United Kingdom   $ 14,949,000         $   5,493,757
     11.25%, 11/01/08 ...............................................    United Kingdom      2,250,000               826,875
     9.875%, 2/01/10 ................................................    United Kingdom      4,755,000 GBP         2,805,090
     Bank Claim .....................................................    United Kingdom     54,446,000 GBP        23,359,285
     cvt., 5.25%, 2/19/07 ...........................................    United Kingdom     14,165,000 GBP         7,655,051
     senior disc. note, zero cpn. ...................................    United Kingdom      5,920,000             1,879,600
     senior disc. note, zero cpn. ...................................    United Kingdom      4,470,000             1,329,825
     zero cpn., 4/15/04 .............................................    United Kingdom     17,665,000 GBP         9,109,276
  aTelewest Finance Ltd., cvt., 6.00%, 7/07/05 ......................    United Kingdom     12,987,000             5,974,020
  aWorldCom Inc.,
     7.875%, 5/15/03 ...............................................     United States        980,000               296,450
     6.25%, 8/15/03 .................................................     United States      1,575,000               468,563
     6.50%, 5/15/04 .................................................     United States      1,970,000               586,075
     6.40%, 8/15/05 .................................................     United States      3,500,000             1,041,250
     8.00%, 5/15/06 .................................................     United States      1,970,000               586,075
     7.75%, 4/01/07 .................................................     United States        775,000               230,562
     8.25%, 5/15/10 .................................................     United States     15,830,000             4,709,425
     7.375%, 1/15/11 ................................................     United States     29,321,000             8,722,997
     7.50%, 5/15/11 .................................................     United States     33,075,000             9,839,812
     7.75%, 4/01/27 .................................................     United States      3,000,000               892,500
     8.25%, 5/15/31 .................................................     United States     38,297,000            11,393,358
                                                                                                               --------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $426,405,085).......                                            447,023,639
                                                                                                               --------------

                                                                       -----------------------------------------------------
                                                                           COUNTRY   SHARES/PRINCIPAL AMOUNT D    VALUE
                                                                       -----------------------------------------------------
   COMPANIES IN LIQUIDATION .3%
  aApco Oil Corp. ...................................................     United States          9,200                    --
  aBrunos Inc., Liquidating Unit ....................................     United States         98,873               435,041
a,cCity Investing Company Liquidating Trust .........................     United States      4,373,476             8,353,339
a,cFine Host Corp. ..................................................     United States        784,457             6,173,677
  aGuangdong International Trust & Investment Corp.,
     144A, 8.75%, 10/24/16 ..........................................         China          5,800,000               667,000
    Revolver - Admitted Claim .......................................       Hong Kong        1,197,441               137,706
    Structured Note - Admitted Claim ................................       Hong Kong        1,894,157               217,828
    Syndicated Loan - Admitted Claim ................................       Hong Kong        3,275,003               376,625
a,cMBOP Liquidating Trust ...........................................     United States        574,712                57,471
  aPeregrine Investments Holdings Ltd.,
     2.60%, 6/30/00 .................................................       Hong Kong      250,000,000 JPY           229,023
     6.70%, 1/15/98 .................................................       Hong Kong       95,000,000 JPY            87,029
     zero cpn., 1/22/98 .............................................       Hong Kong          500,000                12,500
  aPIV Investment Finance (cayman) Ltd., 2/20/49 ....................       Hong Kong       22,710,000             4,996,200
  aRoeser & Pendelton Liquidating Trust .............................     United States          2,800                 6,941
  aUnited Companies Financial Corp., Revolver .......................     United States     45,581,514               455,815
                                                                                                               --------------
   TOTAL COMPANIES IN LIQUIDATION (COST $9,128,064)..................                                             22,206,195
                                                                                                               --------------





Semiannual Report |  25

Mutual Shares Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY     PRINCIPAL AMOUNT D        VALUE
----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT AGENCIES 31.3%
   Bundesrepublik Deutschland, 3.75% to 4.25%,
     with maturities to 3/12/04 ......................................     Germany      $ 85,000,000 EUR    $   98,049,230
   Federal Home Loan Bank, 0.87% to 3.28%, with
    maturities to 7/02/07 ............................................  United States    799,356,000           797,812,425
  eFederal Home Loan Mortgage Corp., 0.99% to 2.50%,
     with maturities to 5/19/06 ......................................  United States    561,488,000           559,477,114
   Federal National Mortgage Association, 0.893% to 3.000%,
    with maturities to 12/29/06 ......................................  United States    914,399,000           912,592,705
   U.S. Treasury Bills, 1.101% to 1.162%, with maturities to 11/13/03   United States    178,000,000           177,646,683
                                                                                                            ---------------
   TOTAL GOVERNMENT AGENCIES (COST $2,533,584,926) ...................                                       2,545,578,157
                                                                                                            ---------------

                                                                      -------------------------------------------------------
                                                                           COUNTRY            SHARES              VALUE
                                                                      -------------------------------------------------------

   SHORT TERM INVESTMENTS (COST $89,435,342) 1.1%
  fFranklin Institutional Fiduciary Trust Money Market Portfolio .....  United States     89,435,342            89,435,342
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $6,981,659,006) 100.0% ....................                                       8,129,109,247
   OPTIONS WRITTEN ...................................................                                            (209,865)
   SECURITIES SOLD SHORT (.8)% .......................................                                         (67,108,432)
   NET EQUITY IN FORWARD CONTRACTS (.4)% .............................                                         (27,663,325)
   OTHER ASSETS, LESS LIABILITIES 1.2% ...............................                                          97,637,962
                                                                                                            ---------------
   NET ASSETS 100.0% .................................................                                      $8,131,765,587
                                                                                                            ---------------
-----------------------------------------------------------------------------------------------------------------------------
   OPTIONS WRITTEN                                                         COUNTRY           CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   ISSUER

   HEALTH CARE EQUIPMENT & SUPPLIES
   Zimmer Holdings Inc., Jul. 45 Calls, 7/19/03 ......................  United States          1,101        $      121,110
                                                                                                            ---------------
   METALS & MINING
   Barrick Gold, Jul. 17.5 Puts, 7/19/03 .............................     Canada                457                79,975
                                                                                                            ---------------
   THRIFTS & MORTGAGE FINANCE
   Freddie Mac, Jul. 45 Puts, 7/19/03 ................................  United States            439                 8,780
                                                                                                            ---------------
   TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $330,535) ................                                      $      209,865
                                                                                                            ---------------
                                                                      -------------------------------------------------------
   SECURITIES SOLD SHORT .8%                                               COUNTRY            SHARES              VALUE
                                                                      -------------------------------------------------------
   ISSUER

   AUTOMOBILES .2%
  gGeneral Motors Corp. ..............................................  United States        495,100        $   17,823,600
                                                                                                            ---------------
   CHEMICALS
  gEcolab Inc. .......................................................  United States         28,100               719,360
                                                                                                            ---------------
   FOOD PRODUCTS .4%
  gKraft Foods Inc., A ...............................................  United States      1,040,000            33,852,000
                                                                                                            ---------------
   HEALTH CARE PROVIDERS & SERVICES
  gCobalt Corp. ......................................................  United States         10,000               205,500
                                                                                                            ---------------
   HOUSEHOLD PRODUCTS
  gClorox Co. ........................................................  United States         48,300             2,059,995
                                                                                                            ---------------



26  | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY            SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT (CONT.)
   IT SERVICES .1%
  gFirst Data Corp. .................................................   United States        179,600         $   7,442,624
                                                                                                             --------------
   MEDIA .1%
  gUnivision Communications Inc., A .................................   United States         94,700             2,878,880
                                                                                                             --------------
   SOFTWARE
  gJ.D. Edwards & Co. ...............................................   United States        121,800             1,745,394
                                                                                                             --------------
   THRIFTS & MORTGAGE FINANCE
  gNew York Community Bancorp Inc. ..................................   United States         13,100               381,079
                                                                                                             --------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $73,366,137) ...............                                        $  67,108,432


                                                                      -----------------------------------------------------
                                                                                                    VALUE AT    UNREALIZED
   SYNTHETIC EQUITY SWAPS (SES)                                            COUNTRY       SHARES      6/30/03     GAIN/LOSS
                                                                      -----------------------------------------------------
   ISSUER

   HEALTH CARE EQUIPMENT & SUPPLIES
h Smith & Nephew PLC, ses., 3.75 GBP ................................ United Kingdom     152,945  $  878,914    $   66,153
h Smith & Nephew PLC, ses., 3.78 GBP ................................ United Kingdom      38,055     218,687        17,952
                                                                                                 --------------------------
  TOTAL SYNTHETIC EQUITY SWAPS ......................................                             $1,097,601    $   84,105
                                                                                                  -------------------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - European Unit GBP - British Pound | JPY - Japanese Yen


a Non-income producing.

b See Note 7 regarding restricted securities.

c See note 8 regarding Holdings of 5% Voting Securities.

d The principal amount is stated in U.S. dollars unless otherwise indicated.

e See Note 1(f) regarding securities segregated with broker for securities sold short.

f See Note 9 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

g See Note 1(f) regarding securities sold short.

h See Note 1(d) regarding synthetic equity swaps.




                     Semiannual Report | See notes to financial statements. | 27

Mutual Shares Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (UNAUDITED)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................................................   $6,735,923,588
  Cost - Non-controlled affiliated issuers ............................................      245,735,418
                                                                                          ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
   sold short in the amount of $39,692,280) ...........................................    7,561,527,291
  Value - Non-controlled affiliated issuers ...........................................      567,581,956
 Cash .................................................................................       15,603,431
 Foreign currency, at value (cost $18,760,064) ........................................       18,455,599
 Receivables:
  Investment securities sold ..........................................................       55,802,904
  Capital shares sold .................................................................       14,140,353
  Dividends and interest ..............................................................       24,254,029
 Unrealized gain on forward exchange contracts (Note 6) ...............................        6,482,592
 Deposits with broker for securities sold short .......................................       71,547,174
 Due from broker - variation margin ...................................................           86,497
                                                                                          ---------------
      Total assets ....................................................................    8,335,481,826
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................       86,886,518
  Capital shares redeemed .............................................................        5,705,413
  Affiliates ..........................................................................        8,209,796
 Options written, at value (premiums received $330,535) ...............................          209,865
 Securities sold short, at value (proceeds $73,366,137) ...............................       67,108,432
 Unrealized loss on forward exchange contracts (Note 6) ...............................       34,145,917
 Other liabilities ....................................................................        1,450,298
                                                                                          ---------------
      Total liabilities ...............................................................      203,716,239
                                                                                          ---------------
       Net assets, at value ...........................................................   $8,131,765,587
                                                                                          ---------------
Net assets consist of:
 Undistributed net investment income ..................................................   $   32,780,214
 Net unrealized appreciation (depreciation) ...........................................    1,126,322,289
 Accumulated net realized gain (loss) .................................................      (95,511,554)
 Capital shares .......................................................................    7,068,174,638
                                                                                          ---------------
       Net assets, at value ...........................................................   $8,131,765,587
                                                                                          ---------------




28  | Semiannual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2003 (UNAUDITED)


CLASS Z:
 Net asset value and maximum offering price per share ($4,953,786,397 / 268,154,234 shares outstanding)   $18.47
                                                                                                         -------
CLASS A:
 Net asset value per share ($1,831,271,741 / 99,630,196 shares outstanding) ....................          $18.38
                                                                                                         -------
 Maximum offering price per share ($18.38 / 94.25%) ............................................          $19.50
                                                                                                         -------
CLASS B:
 Net asset value and maximum offering price per share ($317,513,391 / 17,592,529 shares outstanding)a     $18.05
                                                                                                         -------
CLASS C:
 Net asset value per share ($1,004,160,746 / 55,102,251 shares outstanding)a ...................          $18.22
                                                                                                         -------
 Maximum offering price per share ($18.22 / 99.00%) ............................................          $18.40
                                                                                                         -------
CLASS R:
 Net asset value and maximum offering price per share ($25,033,312 / 1,365,474 shares outstanding)a       $18.33
                                                                                                         -------

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




                                                          Semiannual Report | 29

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (UNAUDITED)


Investment income:
 (net of foreign taxes of $3,617,938)
 Dividends:
  Unaffiliated issuers .................................................................  $   50,094,072
  Non-controlled affiliated issuers (Note 8) ...........................................         472,190
 Interest:
  Unaffiliated issuers .................................................................      47,943,724
  Non-controlled affiliated issuers (Note 8) ...........................................         454,417
                                                                                          --------------
      Total investment income ..........................................................      98,964,403
                                                                                          --------------
Expenses:
 Management fees (Note 3) ..............................................................      21,905,807
 Administrative fees (Note 3) ..........................................................       2,874,178
 Distribution fees (Note 3)
  Class A ..............................................................................       2,810,740
  Class B ..............................................................................       1,300,901
  Class C ..............................................................................       4,459,664
  Class R ..............................................................................          47,120
 Transfer agent fees (Note 3) ..........................................................       4,213,300
 Custodian fees ........................................................................         259,000
 Reports to shareholders ...............................................................         217,300
 Registration and filing fees ..........................................................          63,900
 Professional fees .....................................................................          70,200
 Directors' fees and expenses ..........................................................         165,100
 Dividends on securities sold short ....................................................       1,629,370
 Other .................................................................................          54,600
                                                                                          --------------
      Total expenses ...................................................................      40,071,180
                                                                                          --------------
           Net investment income .......................................................      58,893,223
                                                                                          --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ................................................................     110,900,095
   Non-controlled affiliated issuers (Note 8) ..........................................           7,697
  Written options (Note 1e).............................................................         301,359
  Securities sold short (Note 1f).......................................................        (351,852)
  Foreign currency transactions ........................................................    (100,264,538)
                                                                                          --------------
      Net realized gain (loss) .........................................................      10,592,761
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................................     659,876,770
  Translation of assets and liabilities denominated in foreign currencies ..............      28,079,786
                                                                                          --------------
      Net unrealized appreciation (depreciation) .......................................     687,956,556
                                                                                          --------------
Net realized and unrealized gain (loss) ................................................     698,549,317
                                                                                          --------------
Net increase (decrease) in net assets resulting from operations ........................  $ (757,442,540)
                                                                                          --------------




30  | Semiannual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2003 (UNAUDITED)
and the year ended December 31, 2002
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                        JUNE 30, 2003    DECEMBER 31, 2002
                                                                                     -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   58,893,223  $  123,521,214
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .............................................         10,592,761     (87,244,195)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .............................        687,956,556    (956,944,242)
                                                                                       -------------------------------
     Net increase (decrease) in net assets resulting from operations .............        757,442,540    (920,667,223)
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................        (36,689,689)    (69,638,370)
   Class A .......................................................................        (12,984,369)    (17,654,494)
   Class B .......................................................................         (2,133,254)     (1,550,189)
   Class C .......................................................................         (6,688,405)     (4,288,541)
   Class R .......................................................................           (172,211)       (152,150)
  Net realized gains:
   Class Z .......................................................................                 --     (70,735,994)
   Class A .......................................................................                 --     (22,716,997)
   Class B .......................................................................                 --      (2,822,885)
   Class C .......................................................................                 --     (12,844,218)
   Class R .......................................................................                 --         (53,475)
                                                                                       -------------------------------
 Total distributions to shareholders..............................................        (58,667,928)   (202,457,313)
 Capital share transactions (Note 2):
  Class Z ........................................................................        (68,863,193)   (156,154,587)
  Class A ........................................................................        134,548,995     198,730,038
  Class B ........................................................................         57,117,441     140,143,972
  Class C ........................................................................         55,861,968     113,589,826
  Class R ........................................................................          9,604,149      14,178,941
                                                                                       -------------------------------
 Total capital share transactions ................................................        188,269,360     310,488,190
     Net increase (decrease) in net assets .......................................        887,043,972    (812,636,346)
Net assets:
 Beginning of period .............................................................      7,244,721,615   8,057,357,961
                                                                                       -------------------------------
 End of period ...................................................................     $8,131,765,587  $7,244,721,615
                                                                                       -------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................................     $   32,780,214  $   32,543,477
                                                                                       -------------------------------




                     Semiannual Report | See notes to financial statements. | 31

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.





32  | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Foreign Currency Contracts  (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.





                                                          Semiannual Report | 33

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. Securities Sold Short (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Security Lending

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

h. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

j. Securities Issued on a When-issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.






34  | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2003, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                     ----------------------------------------------------------------
                                           SIX MONTHS ENDED                       YEAR ENDED
                                             JUNE 30, 2003                     DECEMBER 31, 2002
                                     ----------------------------------------------------------------
                                       SHARES          AMOUNT              SHARES          AMOUNT
                                     ----------------------------------------------------------------
CLASS Z SHARES:
Shares sold ........................   4,958,618    $  84,900,289          9,268,462    $ 171,604,715
Shares issued on reinvestment of
 distributions .....................   1,687,780       31,123,307          6,811,352      122,489,992
Shares redeemed .................... (10,785,782)    (184,886,789)       (24,910,917)    (450,249,294)
                                     ----------------------------------------------------------------
Net increase (decrease) ............  (4,139,384)   $ (68,863,193)        (8,831,103)   $(156,154,587)
                                     ----------------------------------------------------------------
CLASS A SHARES:
Shares sold ........................  15,416,298    $ 266,042,771         31,808,676    $ 589,247,372
Shares issued on reinvestment of
 distributions .....................     653,943       11,999,853          2,103,103       37,899,492
Shares redeemed ....................  (8,437,504)    (143,493,629)       (23,483,128)    (428,416,826)
                                     ----------------------------------------------------------------
Net increase (decrease) ............   7,632,737    $ 134,548,995         10,428,651    $ 198,730,038
                                     ----------------------------------------------------------------



                                                          Semiannual Report | 35

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                     ----------------------------------------------------------------
                                           SIX MONTHS ENDED                       YEAR ENDED
                                             JUNE 30, 2003                     DECEMBER 31, 2002
                                     ----------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                     ----------------------------------------------------------------

CLASS B SHARES:
Shares sold .......................    4,348,434     $ 73,632,742          9,023,637    $ 164,128,670
Shares issued on reinvestment
 of distributions .................      110,141        1,985,839            227,800        4,079,073
Shares redeemed ...................   (1,114,566)     (18,501,140)        (1,623,056)     (28,063,771)
                                     ----------------------------------------------------------------
Net increase (decrease) ...........    3,344,009     $ 57,117,441          7,628,381    $ 140,143,972
                                     ----------------------------------------------------------------
CLASS C SHARES:
Shares sold .......................    7,198,509     $123,172,231         13,881,568    $ 253,009,123
Shares issued on reinvestment
 of distributions .................      339,128        6,172,130            878,112       16,037,876
Shares redeemed ...................   (4,365,750)     (73,482,393)        (8,811,940)    (155,457,173)
                                     ----------------------------------------------------------------
Net increase (decrease) ...........    3,171,887     $ 55,861,968          5,947,740    $ 113,589,826
                                     ----------------------------------------------------------------

                                     ----------------------------------------------------------------
                                           SIX MONTHS ENDED                      PERIOD ENDED
                                             JUNE 30, 2003                    DECEMBER 31, 2002A
                                     ----------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                     ----------------------------------------------------------------
CLASS R SHARES:
Shares sold .......................      682,918     $ 11,606,982            856,889    $  15,167,167
Shares issued on reinvestment
 of distributions .................        9,318          170,598             11,723          203,042
Shares redeemed ...................     (126,453)      (2,173,431)           (68,921)      (1,191,268)
                                     ----------------------------------------------------------------
Net increase (decrease) ...........      565,783     $  9,604,149            799,691    $  14,178,941
                                     ----------------------------------------------------------------

a Effective date of Class R shares was January 2, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.





36  | Semiannual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $705,237 and $114,401, respectively.


4. INCOME TAXES

At June 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ....................    $7,009,790,442
                                           ---------------
Unrealized appreciation ................     1,445,852,699
Unrealized depreciation ................      (326,533,894)
                                           ---------------
Net unrealized appreciation (depreciation)  $1,119,318,805
                                           ---------------

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $41,413,432. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $101,931,317 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended June 30, 2003, aggregated $1,491,639,315 and $1,599,134,982, respectively.





                                                          Semiannual Report | 37

Mutual Shares Fund

5. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended June 30, 2003 were as follows:

                                       ----------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                       ----------------------------------
Options outstanding at
 December 31, 2002 .................          429,700         $  278,132
Options written ....................           22,994          1,040,572
Options expired ....................         (291,537)          (301,359)
Options terminated in closing
 transactions.......................             (846)          (173,740)
Options exercised ..................         (158,314)          (513,070)
                                       ----------------------------------
Options outstanding at
 June 30, 2003 .....................            1,997         $  330,535
                                       ----------------------------------

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------
                                                              IN       SETTLEMENT     UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR     DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------
   16,290,000   British Pounds .............       U.S. $ 26,408,070     7/28/03  U.S. $  415,664
   14,600,000   European Unit ..............              15,646,845     7/28/03        1,104,073
   83,072,032   Swiss Franc ................              61,139,582     8/13/03          254,369
   24,835,600   European Unit ..............              26,908,027     9/10/03        1,551,234
                                                        ------------                   ----------
                                                   U.S. $130,102,524              U.S. $3,325,340
                                                        ------------                   ----------

---------------------------------------------------------------------------------------------------
                                                              IN       SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR     DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------
2,677,397,737   Japanese Yen ...............       U.S.  $22,727,600     7/14/03  U.S. $  417,641
   61,279,220   European Unit ..............              71,267,791     8/21/03        1,008,389
6,843,606,638   Japanese Yen ...............              58,081,622     9/24/03          923,994
   54,950,000   European Unit ..............              62,802,360    12/29/03           13,762
                                                        ------------                   ----------
                                                   U.S. $214,879,373                   $2,363,786
                                                        ------------                   ----------
  Net unrealized gain on offsetting forward exchange contracts                            793,466
                                                                                       ----------
    Unrealized gain on forward exchange contracts                                      $6,482,592
                                                                                       ----------





38  | Semiannual Report

Mutual Shares Fund

6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                             IN        SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                     EXCHANGE FOR      DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------
   35,895,765   European Unit ..............     U.S.  $  37,636,303     7/08/03 U.S.$(3,574,218)
  162,436,040   Canadian Dollars ...........             114,893,119     7/21/03      (4,487,123)
  188,591,448   British Pounds .............             306,031,706     7/28/03      (4,525,744)
   96,567,011   European Unit ..............             106,139,877     7/28/03      (4,653,693)
      322,000   Norwegian Krone ............                 238,356     8/13/03          (2,335)
   88,871,581   Swiss Franc ................              65,228,335     8/13/03        (451,743)
  138,343,546   British Pounds .............             224,268,646     8/19/03      (3,203,984)
  128,727,136   European Unit ..............             138,996,930     9/10/03      (8,512,255)
   61,283,353   European Unit ..............              66,858,643     9/25/03      (3,336,953)
  440,665,618   Norwegian Krone ............              59,212,257    10/15/03      (1,397,869)
                                                      --------------               --------------
                                                 U.S. $1,119,504,172                 (34,145,917)
                                                      --------------               --------------
  Unrealized loss on forward exchange contracts                                      (34,145,917)
                                                                                   --------------
   Net unrealized loss on forward exchange contracts                          U.S. $ (27,663,325)
                                                                                   --------------

7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
  SHARES        ISSUER                                            DATE         COST         VALUE
------------------------------------------------------------------------------------------------------
       1,551    International Steel Group..............          4/10/02 $19,316,250    $143,467,500
         112    International Steel Group, B...........          4/25/03  10,360,000      10,360,000
           3    Lancer Industries Inc., B..............          8/11/89       --          2,085,868
   1,551,229    Leucadia National Corp. ...............         12/20/02  54,680,822      54,702,539
     607,140    Montpelier Re Holdings Ltd.............         12/11/01  10,119,000      18,226,343
  18,938,000    Nippon Investment LLC..................          2/14/01  18,701,185      33,330,880
   1,182,343    NTL Inc................................           1/9/03  76,451,096      40,341,543
     202,380    Olympus Re Holdings Ltd................         12/19/01  20,238,000      27,388,085
      27,436    PG & E Corp., wts., 9/02/06............         10/29/02          --         521,997
     264,928    Security Capital European Realty.......          4/08/98   5,864,776       1,960,467
     350,658    White Mountains Insurance Group Inc. ..           6/1/01  95,369,110     131,584,415
                                                                                        -------------
TOTAL RESTRICTED SECURITIES (5.71% OF NET ASSETS) .....                                 $463,969,637
                                                                                        -------------




                                                          Semiannual Report | 39

Mutual Shares Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines Oaffiliated companiesO to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in Oaffiliated companiesO for the Fund at June 30, 2003 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF                                   NUMBER OF                                       REALIZED
                             SHARES OR                                   SHARES OR                      INVESTMENT        CAPITAL
                             PRINCIPAL                                   PRINCIPAL                        INCOME        GAIN (LOSS)
                            AMOUNT HELD        GROSS        GROSS       AMOUNT HELD        VALUE         1/1/03-         1/1/03-
  NAME OF ISSUER           DEC. 31, 2002     ADDITIONS   REDUCTIONS    JUNE 30, 2003   JUNE 30, 2003     6/30/03         6/30/03
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Alexander's Inc.              383,200            --            --         383,200  $  31,993,368             $--         $   --
City Investing Co.,
  Liquidating Trust         4,373,476            --            --       4,373,476      8,353,339              --             --
Decision One Corp.            457,492            --            --         457,492        914,984              --             --
Decision One Corp.,
  Term Loan                14,864,808            --       (89,681)     14,775,127     12,411,107              --          7,697
Fine Host Corp.               784,457            --            --         784,457      6,173,677              --             --
International Steel Group       1,551            --            --           1,551    143,467,500              --             --
International Steel Group, B       --           112            --             112     10,360,000              --             --
Kindred Healthcare Inc.a    1,190,483            --            --       1,190,483     20,176,306              --             --
Kindred Healthcare Inc.,
  wts Series A, 4/20/06a      211,977            --            --         211,977        604,134              --             --
Kindred Healthcare Inc.,
  wts Series B, 4/20/06a      529,943            --            --         529,943      1,238,477              --             --
Lancer Industries Inc., B           3            --            --               3      2,085,868              --             --
MBOP Liquidating Trust        574,712            --            --         574,712         57,471              --             --
Nippon Investment
  Partners, LLC b          18,938,000            --            --      18,938,000     33,330,880              --             --
Southwest Royalties Inc.,
  10.50%, 6/30/04           8,200,000            --            --       8,200,000      8,200,000         454,417             --
Southwest Royalties Inc., A   123,013            --            --         123,013      3,690,380              --             --
White Mountains Insurance
  Group Inc.                  387,190            --            --         387,190    152,940,050         387,190             --
White Mountains Insurance
  Group Inc. (Restricted)      85,000       265,658            --         350,658    131,584,415          85,000             --
White Mountains Insurance
 Group Inc., cvt. pfd         265,658            --      (265,658)             --             --c             --             --
                                                                                    --------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                     $567,581,956        $926,607         $7,697
                                                                                    --------------------------------------------

a A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvment, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirments of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

b Indirectly owns 8.55% outstanding voting shares of Nippon Investment Partners LP.

c As of June 30, 2003, no longer an affiliate.





40  | Semiannual Report

Mutual Shares Fund

9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $579,609 of dividend income from investment in the Sweep Money Fund for the period ended June 30, 2003.



                                                          Semiannual Report | 41

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]           One Franklin Parkway
      INVESTMENTS                  San Mateo, CA 94403-1906



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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)



This report must be preceded or accompanied by the current Mutual Shares Fund prospectus, which contains more complete information including risk factors, charges and expenses.



To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


474 S2003 08/03

                                                                   JUNE 30, 2003

[PHOTO OMITTED]


SEMIANNUAL REPORT AND SHAREHOLDER LETTER            |          SECTOR

MUTUAL
FINANCIAL SERVICES FUND


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                               [GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                     Franklin o Templeton o Mutual Services

THANK YOU FOR YOUR
CONTINUED PARTICIPATION

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE
Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION
Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST
Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLAN  | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]



Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ................. 1

SEMIANNUAL REPORT
Mutual Financial Services Fund ..... 3
Performance Summary ................ 8
Financial Highlights &
Statement of Investments ...........11
Financial Statements ...............19
Notes to Financial Statements ......23
--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you the enclosed Mutual Financial Services Fund semiannual report for the period ended June 30, 2003. The six months under review witnessed mixed signals for U.S. and global economies, the geopolitical landscape and financial markets. The U.S. economy grew slowly and unevenly during the period, aided primarily by consumer and government spending. Despite rising unemployment and anemic business spending, U.S. consumer spending held its ground thanks largely to tax cuts and the incentive of extremely low interest rates, which continued to support a strong housing market. Uncertainty surrounding a U.S.-led war in Iraq dominated headlines, and as war began in mid-March, concerns about its duration, outcome and repercussions took center stage. Toward period-end, with major combat over, attention returned to the U.S. economy. Economic data suggested improved global business and consumer confidence and benign inflation. Although financial markets experienced significant volatility, many equity markets rallied and showed gains during the reporting period.

At Mutual Series, we are committed to our distinctive, three-pronged investment approach. First, we construct the bulk of our investment portfolio with a solid base of what we believe are undervalued equities. We seek to invest in fundamentally strong companies with healthy balance sheets, high-quality assets and shareholder-oriented management teams, whose stocks are trading at material discounts to our

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------



                                           Not part of the semiannual report | 1

[SIDEBAR]
A NOTE ABOUT DUPLICATE MAILINGS
You will receive your Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.




assessment of their intrinsic value. This strict value approach not only enhances the likelihood of upside potential, but it also helps reduce the risk of substantial declines. Second, we endeavor to enhance the Fund's portfolio with carefully selected investments in distressed or bankrupt companies. Often, when companies are reorganized in bankruptcy, owners of the old securities are repaid in securities of the new, stronger companies that emerge. While bankruptcy investing is highly specialized, it has proven quite profitable in certain situations. Third, we seek to participate in risk arbitrage situations, but only in announced takeover deals. This area of investing is also highly specialized.

In the enclosed semiannual shareholder report for Mutual Financial Services Fund, the Fund's portfolio managers discuss investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

Thank you for investing with Mutual Series; we welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,
/S/ DAVID J. WINTERS

David J. Winters, CFA


Chairman of the Board, President and Chief Investment Officer
Franklin Mutual Advisers, LLC




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2003. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

SEMIANNUAL REPORT

MUTUAL FINANCIAL SERVICES FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 80% of its assets invested in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors and insurance companies.



We are pleased to bring you Mutual Financial Services Fund's semiannual report for the period ended June 30, 2003. Mutual Financial Services Fund - Class Z generated a 10.68% cumulative total return for the six months ended June 30, 2003, as shown in the Performance Summary beginning on page 8. The Fund's benchmarks, the Standard and Poor's 500 Financials Index and the broad-based Standard & Poor's 500 Composite Index (S&P 500), returned 12.42% and 11.75% for the same time. The Fund's peer group, as measured by the Lipper Financial Services Funds Average and comprising 115 funds on June 30, 2003, posted a 12.51% gain for the six-month period. 1

Economic data remained mixed during the first six months of 2003. Nonetheless, the coordinated effort to spur the U.S. economy was significant, as interest rates reached their lowest levels in four decades and the President signed into law a $350 billion tax cut and economic stimulus package. Inflation remained benign, as the core consumer price index, generally considered the best measure for the U.S. inflation rate, hit its lowest level for any 12-month period since 1966. However, other economic data were not as positive, including the highest U.S. unemployment level since 1994, sagging industrial production, persistently low capacity utilization, and Federal Reserve Board statements validating market fears of deflation. Despite its substantial improvement from first quarter lows, consumer confidence remained well below its three-year average. Finally, the weak economy

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.



                                                           Semiannual Report | 3

[SIDEBAR]
PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS AS OF 6/30/03

[BAR CHART OMITTED]
COMMERCIAL BANKS                           25.7%
GOVERNMENT AGENCIES                        21.5%
THRIFTS & MORTGAGE FINANCE                 19.5%
INSURANCE                                  19.3%
DIVERSIFIED FINANCIAL SERVICES              7.0%
REAL ESTATE                                 2.4%
CORPORATE BONDS                             1.6%
HEALTHCARE PROVIDERS & SERVICES              .2%
OTHER NET ASSETS                            2.8%




and low interest rates in the U.S. contributed to a continuing decline in the U.S. dollar versus other major currencies, particularly the euro.

The U.S. stock market experienced significant volatility during the first six months of 2003, with the S&P 500 reaching a closing low of 800.7 on March 11 and a closing high of 1011.7 on June 17. During early 2003, most stocks declined steadily due to fears surrounding the buildup to war in Iraq and in reaction to generally weak economic data. Once the war's outcome became apparent, many investors quickly shifted to a positive outlook. They seemed to dismiss weak or mixed economic data as backward looking and to interpret U.S.-dollar weakness versus other major currencies as positive for exports and the trade deficit, largely ignoring the reasons for its weakness. Some investors also took comfort in news reports suggesting the government would try to stabilize and fuel the domestic economy.

Within the financial services sector, stocks generally followed the pattern of the overall market, falling early in the year and then surging higher through mid-June. Consumer finance and capital markets-sensitive stocks, such as brokerage firms, which endured heavy declines in early 2003, experienced significant appreciation after the war in Iraq, driven by strong fixed income markets, renewed investor confidence in a second-half economic expansion, and an improving investment banking outlook. Small- and mid-capitalization banks and thrifts enjoyed favorable deposit growth and continued strong demand for mortgages, but experienced some pressure on net interest margins. Their stock performance was muted as investors moved money from this sector into relatively more volatile companies. Insurance company stocks lagged early in the year, as equity market declines and bond portfolio charges negatively impacted investment income and estimates of future sales growth. However, as the equity market turned, so did insurers' performance, with life and non-life companies benefiting from lower realized losses in their investment portfolios.

As always, we encourage our shareholders to evaluate the Fund's performance primarily over longer time frames. Our distinctive, three-pronged investment style, driven by investments in undervalued common stocks combined with distressed debt investing and risk arbitrage, is designed to provide our shareholders with superior risk-adjusted returns over time. As one might expect, the Fund outperformed its benchmarks during the downdraft at the beginning of the year and underperformed during the rally, leading to overall underperformance during the period under review. The Fund also faced a modest headwind from the weak U.S. dollar as we typically hedge our currency exposures, preferring to focus on business fundamentals rather than predicting foreign exchange movements. Investors should recognize that the Fund achieved its year-to-date return with less risk than the overall market largely by virtue of its position in nearly riskless cash equivalents, which averaged approximately 23.1% of the Fund's total net assets during the reporting period. Importantly, during the difficult investment climate of the past three years, Mutual


4 | Semiannual Report

Financial Services Fund - Class Z posted a 62.30% cumulative total return, as shown in the chart to the right, which stands in stark contrast to the S&P 500's -29.96% and S&P 500 Financials Index's 10.51% total returns. 3

A discussion of our investments during the reporting period, including successes and disappointments, will provide some relevant examples of our investment experience and strategies. The same factors that benefited Fund performance in the first part of the period muted performance later in the period. Our exposure to small- and mid-capitalization bank and thrift stocks helped in early 2003. While these stocks continued to appreciate during the March to June time frame, they did not keep up with the gains experienced by broker and consumer finance stocks, in which we had relatively little exposure. Our insurance holdings performed relatively well during the six-month reporting period, although our underweighted position in the more equity-leveraged life insurers made it harder to keep pace in the second quarter. Last, although our cash position aided performance during the past three years of market declines, it hindered performance in the second half of the reporting period.

Saxon Capital contributed positively to the Fund's performance during the period. Saxon benefited from the boom in home purchases and mortgage refinancings, pushing the stock to an all-time high in June. The company, one of our top 10 holdings, continued to improve its competitive position within the non-conforming residential mortgage market. Also benefiting Fund performance was Superior Financial, one of Arkansas' largest thrift institutions. The company announced in May that it would be acquired in a cash transaction for $23.75 per share, representing a significant return since our initial investment in 1999. We believe this is a fair offer for Superior and look forward to the deal's expected closing in late 2003.

Among our insurance holdings, White Mountains Insurance Group continued to perform well. This well-capitalized, Bermuda-based property and casualty (P&C) insurer benefited from the strong pricing environment for primary and reinsurance risks, solid returns from its high-quality investment portfolio, and a well-executed turnaround at its OneBeacon Insurance Group operating subsidiary, which it acquired in mid-2001. As a follow-up to a company mentioned in the Fund's 2002 annual report, American Financial Realty Trust successfully completed its initial public offering in June, raising more than $700 million. The transaction occurred at

[SIDEBAR]
AVERAGE ANNUAL TOTAL RETURN 2
--------------------------------------
  CLASS Z                     6/30/03
--------------------------------------
  1-Year                        1.91%
--------------------------------------
  5-Year                        9.57%
--------------------------------------
  Since Inception (8/19/97)    15.10%
--------------------------------------


3-YEAR TOTAL RETURN COMPARISON 3
7/1/00-6/30/03

[BAR CHART OMITTED]
Mutual Financial Service Fund-Class Z         32.30%
S&P 500 Index                                -29.96%
S&P 500 Financials Index                      10.51%


2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Source: Standard & Poor's Micropal. For descriptions of the S&P 500 and S&P 500 Financials Index, see footnote 1. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 6/30/03. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.





                                                           Semiannual Report | 5

[SIDEBAR]
TOP 10 HOLDINGS
6/30/03

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY           NET ASSETS
---------------------------------------------
Sovereign Bancorp Inc.                   3.1%
  THRIFTS & MORTGAGE FINANCE, U.S.
White Mountains Insurance Group Inc.     3.1%
  INSURANCE, U.S.
First Community Bancorp                  2.9%
  COMMERCIAL BANKS, U.S.
Saxon Capital Inc.                       2.6%
  THRIFTS & MORTGAGE FINANCE, U.S.
Old Republic International Corp.         1.9%
  INSURANCE, U.S.
State National Bancshares Inc.           1.9%
  COMMERCIAL BANKS, U.S.
Berkshire Hathaway Inc., A & B           1.8%
  INSURANCE, U.S.
Danske Bank                              1.7%
  COMMERCIAL BANKS, DENMARK
Hartford Financial Services Group Inc.   1.7%
  INSURANCE, U.S.
Scottish Annuity & Life Holdings Ltd.    1.6%
  INSURANCE, CAYMAN ISLANDS

$12.50 per share and promptly traded above $14 per share, creating a return on our initial investment in this special situation of more than 40% in just over nine months.

Unfortunately, not all of the Fund's investments lived up to our expectations. After performing well in 2002, First Community Bancorp declined by 5.22% in 2003's first half. This southern California-based community bank remains one of the region's largest independent regional banks following the successful completion and integration last year of a number of small acquisitions. We continue to believe the company is an attractive investment due to its competitive position, sizable deposit base and what we consider strong management. Also among our laggards during the first six months of 2003 was Freddie Mac, a government-sponsored enterprise established to create a secondary market for mortgages originated by banks and other financial institutions. Although the company has benefited from the U.S. housing market boom, it has come under increased scrutiny during the past few years. In June, the company announced the departure of several executives, including its chief executive officer. In addition, the company informed investors that the results of its previously announced earnings restatement would not be completed by the end of June, as originally expected. The uncertainty created by these announcements led to immediate and severe selling pressure on Freddie Mac's stock, pushing it down more than 20% in the days following the announcement. Based on our analysis of the company in the wake of these disclosures, we concluded the earnings restatement would not impact the economies of the company's operations, and the stock price decline more than compensated for the heightened political and management risks. Consequently, we increased our holdings of Freddie Mac during the second quarter. The stock recovered somewhat from its depressed levels by period-end; however, it posted an overall 13.13% decline for the first six months of 2003.

During the first half of 2003, we purchased shares of Hartford Financial Services Group. Hartford is a leading U.S. insurance company, offering P&C and life insurance products to companies and individuals. During the reporting period, Hartford raised additional capital by issuing stock to shore up its balance sheet, maintain its financial strength ratings and boost its reserves for asbestos liabilities. As a result of this stock offering, we were able to add to our position in Hartford at an attractive valuation for what we believe is one of the leading and best-managed insurance companies in the U.S.




6 | Semiannual Report

We believe our three-pronged approach to value investing works to our shareholders' advantage, especially within the current, tumultuous investment environment. We focus on equities trading at a discount to their true value, the debt of companies in financial distress, and arbitrage opportunities created by merger and acquisition activity. Our goal at Mutual Financial Services Fund is to generate attractive risk-adjusted returns for shareholders over time. We appreciate your investment in the Fund and welcome your questions, comments and suggestions, either by regular mail or email at mutualseries@frk.com.


[PHOTO OF JEFF DIAMOND]
/S/ JEFF DIAMOND
Jeff Diamond, CFA

Portfolio Manager


[PHOTO OF TODD J. JONASZ]
/S/ TODD J. JONASZ
Todd J. Jonasz

Assistant Portfolio Manager

Mutual Financial Services Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                           Semiannual Report | 7

PERFORMANCE SUMMARY AS OF 6/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.67            $17.59          $15.92
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                     $0.0305
--------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.65            $17.60          $15.95
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                     $0.0260
--------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.57            $17.30          $15.73
DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                     $0.0181
--------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE           6/30/03         12/31/02
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.59            $17.51          $15.92
DISTRIBUTIONS (1/1/03-6/30/03)
DIVIDEND INCOME                     $0.0171
--------------------------------------------------------------------------------------------------




8 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
CLASS Z                                6-MONTH           1-YEAR          5-YEAR   INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2               10.68%            1.91%          57.90%           128.05%
Average Annual Total Return 3           10.68%            1.91%           9.57%            15.10%
Value of $10,000 Investment 4          $11,068          $10,191         $15,790           $22,805
-----------------------------------------------------------------------------------------------------
CLASS A                                6-MONTH           1-YEAR          5-YEAR   INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2               10.51%            1.59%          55.26%           123.91%
Average Annual Total Return 3            4.17%           -4.23%           7.91%            13.59%
Value of $10,000 Investment 4          $10,417           $9,577         $14,635           $21,104
-----------------------------------------------------------------------------------------------------
CLASS B                                6-MONTH           1-YEAR          3-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2               10.10%            0.90%          57.55%            56.96%
Average Annual Total Return 3            6.10%           -3.09%          15.62%            11.38%
Value of $10,000 Investment 4          $10,610           $9,691         $14,863           $25,496
-----------------------------------------------------------------------------------------------------
CLASS C                                6-MONTH           1-YEAR          5-YEAR   INCEPTION (8/19/97)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 2               10.09%            0.87%          50.34%           115.62%
Average Annual Total Return 3            8.01%           -1.14%           8.28%            13.81%
Value of $10,000 Investment 4          $10,801           $9,886         $14,887           $21,348


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




     Semiannual Report | Past performance does not guarantee future results. | 9

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THESE AND OTHER RISKS ARE DISCUSSED MORE FULLY IN THE PROSPECTUS.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).



10  | Past performance does not guarantee future results. | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS


                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................    $15.92     $16.64       $16.33     $13.05      $12.85      $12.27
                                                         ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................       .13        .25          .24        .23         .16         .24
 Net realized and unrealized gains (losses) ............      1.57       (.26)        1.71       3.87         .45         .64
                                                         ----------------------------------------------------------------------
Total from investment operations .......................      1.70       (.01)        1.95       4.10         .61         .88
                                                         ----------------------------------------------------------------------
Less distributions from:
 Net investment income .................................      (.03)      (.28)        (.23)      (.24)       (.19)       (.19)
 Net realized gains ....................................        --       (.43)       (1.41)      (.58)       (.22)       (.11)
                                                         ----------------------------------------------------------------------
Total distributions ....................................      (.03)      (.71)       (1.64)      (.82)       (.41)       (.30)
                                                         ----------------------------------------------------------------------
Net asset value, end of period .........................    $17.59     $15.92       $16.64     $16.33      $13.05      $12.85
                                                         ----------------------------------------------------------------------
Total return b .........................................    10.68%     (.27)%       12.31%     32.29%       4.78%       7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................  $122,743   $104,658      $96,936    $80,051     $76,916    $143,132
Ratios to average net assets:*
 Expenses c ............................................     1.15%d     1.09%        1.10%      1.24%       1.07%       1.01%
 Expenses, excluding waiver and
 payments by affiliate c ................................    1.15%d     1.09%        1.10%      1.24%       1.20%       1.10%
 Net investment income .................................     1.60%d     1.47%        1.43%      1.65%       1.17%       1.76%
Portfolio turnover rate ................................    14.80%     40.17%       83.41%     53.65%      81.81%     136.76%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ..............................................     1.13%d     1.09%        1.09%      1.23%       1.05%       1.00%
 Expenses, excluding waiver and
 payments by affiliate .................................     1.13%d     1.09%        1.09%      1.23%       1.18%       1.09%



a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.




                                                          Semiannual Report | 11

MUTUAL FINANCIAL SERVICES FUND

                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................   $15.95     $16.66       $16.35     $13.07      $12.87      $12.27
                                                         ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ................................      .10        .19          .19        .18         .11         .17
 Net realized and unrealized gains (losses) .............     1.57       (.25)        1.71       3.87         .45         .69
                                                         ----------------------------------------------------------------------
Total from investment operations ........................     1.67       (.06)        1.90       4.05         .56         .86
                                                         ----------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................     (.02)      (.22)        (.18)      (.19)       (.14)       (.15)
 Net realized gains .....................................       --       (.43)       (1.41)      (.58)       (.22)       (.11)
                                                         ----------------------------------------------------------------------
Total distributions .....................................     (.02)      (.65)       (1.59)      (.77)       (.36)       (.26)
                                                         ----------------------------------------------------------------------
Net asset value, end of period ..........................   $17.60     $15.95       $16.66     $16.35      $13.07      $12.87
                                                         ----------------------------------------------------------------------
Total return b ..........................................   10.51%     (.57)%       11.85%     31.90%       4.35%       6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................... $213,911   $180,299     $167,903   $131,331    $107,935    $164,989
Ratios to average net assets:*
 Expenses c .............................................    1.50%d     1.44%        1.45%      1.59%       1.42%       1.36%
 Expenses, excluding waiver and
 payments by affiliate c ................................    1.50%d     1.44%        1.45%      1.59%       1.55%       1.45%
 Net investment income ..................................    1.25%d     1.12%        1.08%      1.30%        .82%       1.42%
Portfolio turnover rate .................................   14.80%     40.17%       83.41%     53.65%      81.81%     136.76%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...............................................    1.48%d     1.44%        1.44%      1.58%       1.40%       1.35%
 Expenses, excluding waiver and
 payments by affiliate ..................................    1.48%d     1.44%        1.44%      1.58%       1.53%       1.44%



a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.



12  | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

                                                                 --------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 2003              YEAR ENDED DECEMBER 31,
CLASS B                                                             (UNAUDITED)      2002       2001        2000        1999 D
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $15.73       $16.47     $16.21      $13.00      $12.87
                                                                 --------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................................           .05          .09        .07         .09         .03
 Net realized and unrealized gains (losses) ...................          1.54         (.26)      1.70        3.83         .44
                                                                 --------------------------------------------------------------
Total from investment operations ..............................          1.59         (.17)      1.77        3.92         .47
                                                                 --------------------------------------------------------------
Less distributions from:
 Net investment income ........................................          (.02)        (.14)      (.10)       (.13)       (.12)
 Net realized gains ...........................................            --         (.43)     (1.41)       (.58)       (.22)
                                                                --------------------------------------------------------------
Total distributions ...........................................          (.01)        (.57)     (1.51)       (.71)       (.34)
                                                                 --------------------------------------------------------------
Net asset value, end of period ................................        $17.30       $15.73     $16.47      $16.21      $13.00
                                                                 --------------------------------------------------------------
Total return b ................................................        10.10%      (1.21)%     11.16%      31.00%       3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................       $25,749      $20,776    $11,212      $4,429      $1,065
Ratios to average net assets:*
 Expenses c ...................................................         2.15%e       2.09%      2.10%       2.24%       2.08%
 Expenses, excluding waiver and payments by affiliate c .......         2.15%e       2.09%      2.10%       2.24%       2.21%
 Net investment income ........................................          .60%e        .47%       .42%        .62%        .19%
Portfolio turnover rate .......................................        14.80%       40.17%     83.41%      53.65%      81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................................         2.13%e       2.09%      2.09%       2.23%       2.06%
 Expenses, excluding waiver and payments by affiliate .........         2.13%e       2.09%      2.09%       2.23%       2.19%




a Based on average weighted shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Effective date of Class B shares was January 1, 1999.

e Annualized.




                                                          Semiannual Report | 13

MUTUAL FINANCIAL SERVICES FUND

                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2003                  YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)     2002         2001       2000        1999        1998
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $15.92      $16.63       $16.32     $13.05      $12.83      $12.26
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................          .05         .08          .07        .09         .02         .08
 Net realized and unrealized gains (losses) ........         1.56        (.25)        1.71       3.86         .46         .68
                                                      -------------------------------------------------------------------------
Total from investment operations ...................         1.61        (.17)        1.78       3.95         .48         .76
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.02)       (.11)        (.06)      (.10)       (.04)       (.08)
 Net realized gains ................................           --        (.43)       (1.41)      (.58)       (.22)       (.11)
                                                      -------------------------------------------------------------------------
Total distributions ................................         (.02)       (.54)       (1.47)      (.68)       (.26)       (.19)
                                                      -------------------------------------------------------------------------
Net asset value, end of period .....................       $17.51      $15.92       $16.63     $16.32      $13.05      $12.83
                                                      -------------------------------------------------------------------------
Total return b .....................................       10.09%     (1.20)%       11.15%     31.08%       3.75%       6.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $115,245    $105,451     $106,248    $94,851     $88,773    $127,717
Ratios to average net assets:*
 Expenses c ........................................        2.15%d      2.07%        2.09%      2.23%       2.06%       2.01%
 Expenses, excluding waiver and
 payments by affiliate c ...........................        2.15%d      2.07%        2.09%      2.23%       2.19%       2.10%
 Net investment income .............................         .60%d       .49%         .43%       .67%        .18%        .77%
Portfolio turnover rate ............................       14.80%      40.17%       83.41%     53.65%      81.81%     136.76%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ..........................................        2.13%d      2.07%        2.08%      2.22%       2.04%       2.00%
 Expenses, excluding waiver and
 payments by affiliate .............................        2.13%d      2.07%        2.08%      2.22%       2.17%       2.09%



a Based on average weighted shares outstanding beginning with the year ended
  December 31, 1999.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

d Annualized.




14  | See notes to financial statements. | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 74.1%
      COMMERCIAL BANKS 25.7%
      Anglo Irish Bank Corp. PLC ..........................................    Irish Republic        451,240   $    3,961,316
      Bank of America Corp. ...............................................     United States         56,000        4,425,680
      Bank of Ireland .....................................................    Irish Republic        501,440        6,075,024
      Bolig-og Naeringsbanken .............................................        Norway             95,000        2,842,735
      City National Corp. .................................................     United States        106,753        4,756,914
      Danske Bank .........................................................        Denmark           411,800        8,019,474
      DNB Holding ASA .....................................................        Norway          1,193,800        5,887,632
      First Community Bancorp .............................................     United States        435,560       13,667,873
      First State Bancorp. ................................................     United States        140,900        3,876,159
      Fleet Boston Financial Corp. ........................................     United States        155,000        4,605,050
      Gjensidige NOR ASA ..................................................        Norway            185,100        6,474,807
      Hibernia Corp., A ...................................................     United States        274,000        4,975,840
      KeyCorp .............................................................     United States        201,600        5,094,432
a,b   Nippon Investment LLC ...............................................         Japan            797,000        1,402,720
      Pacific Crest Cap Inc. ..............................................     United States        200,000        4,200,000
      PNC Financial Services Group ........................................     United States         97,900        4,778,499
      Prosperity Bancshares Inc. ..........................................     United States        213,200        4,104,100
      Royal Bank of Scotland Group PLC ....................................    United Kingdom        100,857        2,829,275
      Southtrust Corp. ....................................................     United States        117,100        3,185,120
      Sparebanken Rogaland ................................................        Norway             94,500        2,814,682
a,b,c State National Bancshares Inc. ....................................       United States        507,936        9,142,848
      Taylor Capital Group Inc. ...........................................     United States        136,156        2,823,875
      U.S. Bancorp ........................................................     United States        195,273        4,784,189
      Unionbancal Corp. ...................................................     United States         84,100        3,479,217
      Wachovia Corp. ......................................................     United States        119,100        4,759,236
                                                                                                              ---------------
                                                                                                                  122,966,697
                                                                                                              ---------------
      DIVERSIFIED FINANCIAL SERVICES 7.0%
a,b   A.B. Watley Group Inc. ..............................................     United States        128,365           57,764
      Citigroup Inc. ......................................................     United States        177,000        7,575,600
      Irish Life & Permanent PLC ..........................................    Irish Republic        438,900        4,761,914
a,b   Leucadia National Corp. .............................................     United States         87,450        3,083,837
  a   Luminent Mortgage Capital Inc. ......................................     United States        401,200        6,058,120
      MCG Capital Corp. ...................................................     United States        304,700        4,418,150
  c   Oxford Financial ....................................................     United States        500,000        4,750,000
      Principal Financial Group ...........................................     United States         79,000        2,547,750
  a   Union Acceptance Corp., A ...........................................     United States      1,198,600          365,573
                                                                                                              ---------------
                                                                                                                   33,618,708
                                                                                                              ---------------
      HEALTH CARE PROVIDERS & SERVICES .2%
  a   Anthem Inc. .........................................................     United States          5,600          432,040
      CIGNA Corp. .........................................................     United States          9,500          445,930
                                                                                                              ---------------
                                                                                                                      877,970
                                                                                                              ---------------
      INSURANCE 19.2%
  a   Berkshire Hathaway Inc., A ..........................................     United States            113        8,192,500
  a   Berkshire Hathaway Inc., B ..........................................     United States            124          301,320
      Hartford Financial Services Group Inc. ..............................     United States        156,900        7,901,484
      IPC Holdings Ltd. ...................................................        Bermuda           162,800        5,453,800




                                                          Semiannual Report | 15

MUTUAL FINANCIAL SERVICES FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   INSURANCE (CONT.)
a,c Meadowbrook Insurance Group Inc. ....................................     United States      1,788,600        5,669,862
    MetLife Inc. ........................................................     United States        133,370        3,777,038
a,b Montpelier Re Holdings Ltd. .........................................        Bermuda            22,440          673,649
    Old Republic International Corp. ....................................     United States        268,800        9,211,776
a,b Olympus Re Holdings Ltd. ............................................        Bermuda             7,480        1,012,269
    Prudential Financial Inc. ...........................................     United States        173,600        5,841,640
    Riunione Adriatica di Sicurta SpA ...................................         Italy            217,428        3,298,336
    Safety Insurance Group Inc. .........................................     United States        325,200        4,777,188
    Sampo OYJ, A ........................................................        Finland           602,000        4,417,473
    Scottish Annuity & Life Holdings Ltd. ...............................    Cayman Islands        384,200        7,764,682
    Travelers Property Casualty Corp., A ................................     United States        330,949        5,262,089
    Travelers Property Casualty Corp., B ................................     United States         16,599          261,766
    United Fire & Casualty Co. ..........................................     United States         93,652        3,042,753
    White Mountains Insurance Group Inc. ................................     United States          7,800        3,081,000
  b White Mountains Insurance Group Inc. ................................     United States         31,648       11,875,912
                                                                                                            ---------------
                                                                                                                91,816,537
                                                                                                            ---------------
    IT SERVICES .1%
  a Comdisco Contingent Equity Distribution .............................     United States      4,645,036           17,186
  a Concord EFS Inc. ....................................................     United States         24,900          366,528
                                                                                                            ---------------
                                                                                                                   383,714
                                                                                                            ---------------
    REAL ESTATE 2.4%
    American Financial Realty Trust .....................................     United States        279,700        4,170,327
    iStar Financial Inc. ................................................     United States        198,600        7,248,900
                                                                                                            ---------------
                                                                                                                11,419,227
                                                                                                            ---------------
    THRIFTS & MORTGAGE FINANCE 19.5%
    Astoria Financial Corp. .............................................     United States        235,700        6,583,101
    Banknorth Group Inc. ................................................     United States        100,432        2,563,025
    Brookline Bancorp Inc. ..............................................     United States        447,300        6,262,200
    Commercial Federal Corp. ............................................     United States        204,000        4,324,800
    Freddie Mac .........................................................     United States        119,400        6,061,938
    First Niagara Financial Group Inc. ..................................     United States        522,753        7,297,632
  a Franklin Bank Corp. .................................................     United States        300,000        3,000,000
    Golden West Financial Corp. .........................................     United States         34,400        2,752,344
    Greenpoint Financial Corp. ..........................................     United States         93,486        4,762,177
  a Hawthorne Financial Corp. ...........................................     United States         83,797        2,904,404
    Hudson City Bancorp Inc. ............................................     United States        246,398        6,300,397
  a Saxon Capital Inc. ..................................................     United States        707,700       12,299,826
    Sovereign Bancorp Inc. ..............................................     United States        958,800       15,005,220
  a Sterling Financial Corp. ............................................     United States        110,499        2,691,756
    Superior Financial Corp. ............................................     United States        255,758        6,138,192
    Waypoint Financial Corp. ............................................     United States        222,600        4,015,704
                                                                                                            ---------------
                                                                                                                92,962,716
                                                                                                            ---------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $278,016,864)                                     354,045,569
                                                                                                            ---------------


16  | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS (COST $347,500) .1%
    INSURANCE
    United Fire & Casualty Co., 6.375%, cvt. pfd. .......................     United States         13,900     $    392,675
                                                                                                               -------------

                                                                         ---------------------------------------------------
                                                                                 COUNTRY    PRINCIPAL AMOUNT       VALUE
                                                                         ---------------------------------------------------
    CORPORATE BONDS & NOTES 1.6%
    Providian Capital I, 9.525%, 2/01/27, 144A ..........................     United States   $  1,000,000          860,000
    Providian Financial Corp., cvt., zero cpn., 2/15/21 .................     United States     15,654,000        6,848,625
                                                                                                               -------------
    TOTAL CORPORATE BONDS & NOTES (COST $3,292,453)                                                               7,708,625
                                                                                                               -------------
    GOVERNMENT AGENCIES 21.5%
    Federal Home Loan Bank, 0.971% to 1.636%, with maturities to 4/23/04      United States     17,596,000       17,520,712
  d Federal Home Loan Mortgage Corp., 1.171% to 1.833%, with
     maturities to 6/17/04 ..............................................     United States     33,500,000       33,355,928
    Federal National Mortgage Association, 0.893% to 1.286%, with
     maturities to 5/28/04 ..............................................     United States     47,039,000       46,881,877
    U.S. Treasury Bills, 1.106% to 1.116%, with maturities to 11/06/03 ..     United States      5,000,000        4,986,381
                                                                                                               -------------
    TOTAL GOVERNMENT AGENCIES (COST $102,119,158) .......................                                       102,744,898
                                                                                                               -------------

                                                                         ---------------------------------------------------
                                                                                 COUNTRY         SHARES            VALUE
                                                                         ---------------------------------------------------
    SHORT TERM INVESTMENTS (COST $5,020,434) 1.1%
  e Franklin Institutional Fiduciary Trust Money Market Portfolio .......     United States      5,020,434        5,020,434
                                                                                                               -------------
    TOTAL INVESTMENTS (COST $388,796,409) 98.4% .........................                                       469,912,201
    OPTIONS WRITTEN .....................................................                                              (500)
    SECURITIES SOLD SHORT (.1)% .........................................                                          (441,816)
    NET EQUITY IN FORWARD CONTRACTS (.3)% ...............................                                        (1,588,503)
    OTHER ASSETS, LESS LIABILITIES 2.0% .................................                                         9,766,644
                                                                                                               -------------
    NET ASSETS 100.0% ...................................................                                      $ 477,648,026
                                                                                                               -------------

                                                                         ---------------------------------------------------
                                                                                 COUNTRY        CONTRACTS           VALUE
                                                                         ---------------------------------------------------
    OPTIONS WRITTEN
    ISSUER (PREMIUMS RECEIVED $4,512)
    THRIFTS & MORTGAGE FINANCE
    Freddie Mac, Jul. 45 Puts, 7/19/03 ..................................     United States             25     $        500
                                                                                                               -------------




                                                          Semiannual Report | 17

MUTUAL FINANCIAL SERVICES FUND


                                                                         ---------------------------------------------------
                                                                                 COUNTRY        CONTRACTS           VALUE
                                                                         ---------------------------------------------------
    SECURITIES SOLD SHORT (.1%)
    ISSUER
    IT SERVICES 0.1%
  f First Data Corp. ....................................................     United States         10,100   $      418,544
                                                                                                             ---------------
    THRIFTS & MORTGAGE FINANCE
  f New York Community Bancorp Inc. .....................................     United States            800           23,272
                                                                                                             ---------------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $443,369) .....................                                    $      441,816
                                                                                                             ---------------




a Non-income producing.

b See Note 7 regarding restricted securities.

c See Note 8 regarding Holding of 5% Voting Securities.

d See Note 1f regarding securities segregated with broker for securities sold short.

e See Note 9 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.

f See Note 1f regarding securities sold short.




18  | See notes to financial statements. | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers..............................................................  $372,784,873
  Cost - Non-controlled affiliated issuers.................................................    16,931,734
                                                                                             -------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
   sold short in the amount of $3,102,167).................................................   450,349,491
  Value - Non-controlled affiliated issuers................................................    19,562,710
 Foreign currency, at value (cost $6,936,792)..............................................     6,964,121
 Receivables:..............................................................................
  Investment securities sold...............................................................     1,153,970
  Capital shares sold......................................................................     1,064,184
  Dividends and interest...................................................................       864,865
 Unrealized gain on forward exchange contracts (Note 6)....................................       408,418
 Deposits with broker for securities sold short............................................     2,041,396
                                                                                             -------------
      Total assets.........................................................................   482,409,155
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased..........................................................       528,047
  Capital shares redeemed..................................................................       833,963
  Affiliates...............................................................................       788,882
 Funds advanced by custodian...............................................................        85,466
 Options written, at value (premiums received $4,512)......................................           500
 Securities sold short, at value (proceeds $443,369).......................................       441,816
 Unrealized loss on forward exchange contracts (Note 6)....................................     1,996,921
 Other Liabilities.........................................................................        85,534
                                                                                             -------------
      Total liabilities....................................................................     4,761,129
                                                                                             -------------
        Net assets, at value...............................................................  $477,648,026
                                                                                             -------------
Net assets consist of:
 Undistributed net investment income.......................................................  $  1,455,062
 Net unrealized appreciation (depreciation)................................................    78,652,572
 Accumulated net realized gain (loss)......................................................     4,596,323
 Capital shares............................................................................   392,944,069
                                                                                             -------------
        Net assets, at value...............................................................  $477,648,026
                                                                                             -------------





                                                          Semiannual Report | 19

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2003 (unaudited)



CLASS Z:
 Net asset value and maximum offering price per share ($122,743,268 / 6,976,638 shares outstanding)  $17.59
                                                                                                   ---------
CLASS A:
 Net asset value per share ($213,911,025 / 12,155,309 shares outstanding) ......................     $17.60
                                                                                                   ---------
 Maximum offering price per share ($17.60 / 94.25%) ............................................     $18.67
                                                                                                   ---------
CLASS B:
 Net asset value and maximum offering price per share ($25,749,160 / 1,487,972 shares outstanding)a  $17.30
                                                                                                   ---------
CLASS C:
 Net asset value per share ($115,244,573 / 6,580,120 shares outstanding)a ......................     $17.51
                                                                                                   ---------
 Maximum offering price per share ($17.51 / 99.00%) ............................................     $17.69
                                                                                                   ---------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.








20  | See notes to financial statements. | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS
for the six months ended June 30, 2003 (unaudited)


Investment income:
 (net of foreign taxes of $190,765)
 Dividends:
  Unaffiliated issuers..................................................................     $ 4,810,631
  Non-controlled affiliated issuers (Note 8)............................................         120,442
 Interest:
  Unaffiliated issuers..................................................................         965,078
                                                                                             ------------
      Total investment income...........................................................       5,896,151
                                                                                             ------------
Expenses:
 Management fees (Note 3)...............................................................       1,703,317
 Administrative fees (Note 3)...........................................................         167,085
 Distribution fees (Note 3)
  Class A...............................................................................         330,268
  Class B...............................................................................         109,264
  Class C...............................................................................         533,594
 Transfer agent fees (Note 3)...........................................................         450,800
 Custodian fees.........................................................................           9,400
 Reports to shareholders................................................................          34,500
 Registration and filing fees...........................................................          27,200
 Professional fees......................................................................           8,800
 Directors' fees and expenses...........................................................          10,200
 Dividends for securities sold short....................................................          50,237
 Other..................................................................................           3,600
                                                                                             ------------
      Total expenses....................................................................       3,438,265
                                                                                             ------------
       Net investment income............................................................       2,457,886
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers.................................................................       4,043,487
   Non-controlled affiliated issuers (Note 8)...........................................       3,453,643
  Written options (Note 1e).............................................................          12,916
  Foreign currency transactions.........................................................      (3,799,130)
                                                                                             ------------
       Net realized gain (loss).........................................................       3,710,916
 Net unrealized appreciation (depreciation) on:
  Investments...........................................................................      37,006,789
  Translation of assets and liabilities denominated in foreign currencies...............       1,653,668
                                                                                             ------------
       Net unrealized appreciation (depreciation).......................................      38,660,457
                                                                                             ------------
Net realized and unrealized gain (loss).................................................      42,371,373
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations.........................     $44,829,259
                                                                                             ------------




                     Semiannual Report | See notes to financial statements. | 21

MUTUAL FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2003 (unaudited) and the year ended December 31, 2002

                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                        JUNE 30, 2003    DECEMBER 31, 2002
                                                                                      -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................               $  2,457,886         $  4,355,421
  Net realized gain (loss) from investments, written options, and foreign
   currency transactions .................................................                  3,710,916            4,385,097
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ...........                 38,660,457          (16,745,287)
                                                                                      -------------------------------------
     Net increase (decrease) in net assets resulting from operations .....                 44,829,259           (8,004,769)
 Distributions to shareholders from:
  Net investment income:
   Class Z ...............................................................                   (213,397)          (1,781,340)
   Class A ...............................................................                   (314,502)          (2,419,541)
   Class B ...............................................................                    (26,432)            (178,278)
   Class C ...............................................................                   (114,959)            (731,472)
  Net realized gains:
   Class Z ...............................................................                         --           (2,765,546)
   Class A ...............................................................                         --           (5,109,739)
   Class B ...............................................................                         --             (472,046)
   Class C ...............................................................                         --           (2,930,633)
                                                                                      -------------------------------------
 Total distributions to shareholders .....................................                   (669,290)         (16,388,595)
 Capital share transactions (Note 2):
  Class Z ................................................................                  6,411,913           13,230,350
  Class A ................................................................                 13,864,586           23,924,569
  Class B ................................................................                  2,794,718           10,991,263
  Class C ................................................................                   (767,977)           5,132,582
                                                                                      -------------------------------------
 Total capital share transactions ........................................                 22,303,240           53,278,764
     Net increase (decrease) in net assets ...............................                 66,463,209           28,885,400
Net assets:
 Beginning of period .....................................................                411,184,817          382,299,417
                                                                                      -------------------------------------
 End of period ...........................................................               $477,648,026         $411,184,817
                                                                                      -------------------------------------
Undistributed net investment income included in net assets:
 End of period ...........................................................               $  1,455,062         $   (333,534)
                                                                                      -------------------------------------




22  | See notes to financial statements. | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.





                                                          Semiannual Report | 23

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Foreign Currency Contracts (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Option Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.





24  | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. Securities Sold Short (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

i. Securities Issued on a When-issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.




                                                          Semiannual Report | 25

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

k. Guarantees and Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2003, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:



                                       ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2003                    DECEMBER 31, 2002
                                       ----------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                       ----------------------------------------------------------------
CLASS Z SHARES:
Shares sold ..........................    984,723    $ 15,748,511          2,148,607     $ 36,892,706
Shares issued on reinvestment of
 distributions .......................     11,176         197,132            250,458        4,228,784
Shares redeemed ......................   (592,496)     (9,533,730)        (1,652,029)     (27,891,140)
                                       ----------------------------------------------------------------
Net increase (decrease) ..............    403,403    $  6,411,913            747,036     $ 13,230,350
                                       ----------------------------------------------------------------
CLASS A SHARES:
Shares sold ..........................  2,592,754    $ 42,406,841          6,682,381     $115,275,042
Shares issued on reinvestment of
 distributions .......................     16,146         284,921            410,095        6,986,545
Shares redeemed ...................... (1,757,846)    (28,827,176)        (5,865,191)     (98,337,018)
                                       ----------------------------------------------------------------
Net increase (decrease) ..............    851,054    $ 13,864,586          1,227,285     $ 23,924,569
                                       ----------------------------------------------------------------
CLASS B SHARES:
Shares sold ..........................    309,725    $  5,058,466            884,232     $ 14,974,982
Shares issued on reinvestment of
 distributions .......................      1,406          24,414             35,025          587,703
Shares redeemed ......................   (144,201)     (2,288,162)          (278,970)      (4,571,422)
                                       ----------------------------------------------------------------
Net increase (decrease) ..............    166,930    $  2,794,718            640,287     $ 10,991,263
                                       ----------------------------------------------------------------
CLASS C SHARES:
Shares sold ..........................    763,705    $ 12,533,535          1,953,905     $ 33,714,362
Shares issued on reinvestment of
 distributions .......................      5,781         101,566            193,936        3,322,028
Shares redeemed ......................   (814,586)    (13,403,078)        (1,911,802)     (31,903,808)
                                       ----------------------------------------------------------------
Net increase (decrease) ..............    (45,100)   $   (767,977)           236,039     $  5,132,582
                                       ----------------------------------------------------------------




26  | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $64,480 and $19,247, respectively.


4. INCOME TAXES

At June 30, 2003, the net unrealized appreciation (depreciation) based on the cost of investments and securities sold short for income tax purposes were as follows:

Cost of investments ..................................    $391,083,642
                                                          -------------
Unrealized appreciation ..............................      88,836,124
Unrealized depreciation ..............................     (10,007,565)
                                                          -------------
Net unrealized appreciation (depreciation) ...........    $ 78,828,559
                                                          -------------


Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sales of securities, and foreign currencies, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $482,746 and $23,355, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.






                                                          Semiannual Report | 27

MUTUAL FINANCIAL SERVICES FUND

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended June 30, 2003 aggregated $56,063,800 and $49,514,892 respectively.

Transactions in options written during the period ended June 30, 2003 were as follows:

                                        ----------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                        ----------------------------------
Options outstanding at
 December 31, 2002 .................            2,200           $  2,771
Options written ....................            4,114             21,095
Options expired ....................           (3,159)           (12,916)
Options terminated in closing
 transactions ......................           (2,200)            (2,771)
Options exercised ..................             (930)            (3,667)
                                        ----------------------------------
Options outstanding at
 June 30, 2003 .....................               25           $  4,512
                                        ----------------------------------

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------
                                                     IN          SETTLEMENT            UNREALIZED
  CONTRACTS TO BUY                             EXCHANGE FOR         DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------
   112,667,749 Japanese Yen ..........  U.S.   $   956,400         7/14/03         U.S. $ 17,573
       950,000 Australian Dollars ....             635,493         7/16/03                   483
     2,775,000 European Unit .........           2,966,627         7/28/03               217,195
       939,200 European Unit                     1,000,952         9/10/03                75,282
       450,000 Danish Krone ..........              64,758         9/17/03                 4,625
                                               -----------                              --------
                                        U.S.   $ 5,624,230                         U.S. $315,158
                                               -----------                              --------

---------------------------------------------------------------------------------------------------
                                                     IN          SETTLEMENT            UNREALIZED
  CONTRACTS TO SELL                            EXCHANGE FOR         DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------
       318,789 British Pounds ........  U.S.   $   531,204         7/28/03         U.S. $    6,274
     1,632,420 European Unit .........           1,900,341         9/10/03                  29,741
    91,323,904 Japanese Yen ..........             774,588         9/24/03                  11,853
     9,154,072 Norwegian Krone .......           1,304,463        10/15/03                  45,392
                                               -----------                              ----------
                                        U.S.   $ 4,510,596                         U.S. $   93,260
                                               -----------                              ----------
      Unrealized gain on forward exchange contracts                                U.S. $  408,418
                                                                                        ----------




28  | Semiannual Report

MUTUAL FINANCIAL SERVICES FUND

---------------------------------------------------------------------------------------------------
                                                     IN          SETTLEMENT            UNREALIZED
  CONTRACTS TO BUY                             EXCHANGE FOR         DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------
     2,400,000 European Unit .........   U.S.   $ 2,788,455        7/28/03         U.S. $  (34,879)

---------------------------------------------------------------------------------------------------
                                                     IN          SETTLEMENT            UNREALIZED
  CONTRACTS TO SELL                             EXCHANGE FOR         DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------
       264,000 European Unit .........   U.S.     $ 287,126        7/08/03         U.S. $  (15,962)
     1,750,000 Australian Dollars ....            1,127,744        7/16/03                 (43,791)
    13,110,160 European Unit .........           14,238,805        7/28/03                (802,785)
       823,696 British Pounds ........            1,293,526        7/28/03                 (62,802)
     2,862,320 British Pounds ........            4,668,781        8/19/03                 (37,615)
     1,700,000 European Unit .........            1,856,400        9/10/03                 (91,640)
    49,710,033 Danish Krone ..........            7,235,115        9/17/03                (429,442)
       150,839 European Unit .........              161,740        9/25/03                 (11,035)
   106,271,920 Norwegian Krone .......           14,183,208       10/15/03                (433,668)
                                                -----------                            ------------
                                         U.S.   $45,052,445                             (1,928,740)
                                                -----------                            ------------
  Net unrealized loss on offsetting forward exchange contracts                             (33,302)
                                                                                       ------------
       Unrealized loss on forward exchange contracts                                    (1,996,921)
                                                                                       ------------
                     Net unrealized loss on forward exchange contracts            U.S. $(1,588,503)
                                                                                       ------------


7. RESTRICTED SECURITIES

At June 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
                                                             ACQUISITION
  SHARES        ISSUER                                           DATE         COST          VALUE
-----------------------------------------------------------------------------------------------------
   128,365     A.B. Watley Group Inc...................          4/02/01  $  407,560     $    57,764
    87,450     Leucadia National Corp..................         12/20/02   3,082,613       3,083,837
    22,440     Montpelier Re Holdings Ltd..............         12/11/01     374,000         673,649
   797,000     Nippon Investment LLC...................          2/14/01     787,033       1,402,720
     7,480     Olympus Re Holdings Ltd.................         12/19/01     748,000       1,012,268
   507,936     State National Bancshares Inc...........          6/08/98   7,333,326       9,142,848
    31,648     White Mountains Insurance Group Inc.....          6/01/01   7,673,660      11,875,912
                                                                                         -----------
TOTAL RESTRICTED SECURITIES (5.70% OF NET ASSETS)......                                  $27,248,998
                                                                                         -----------





                                                          Semiannual Report | 29

MUTUAL FINANCIAL SERVICES FUND

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in Oaffiliated companiesO for the Fund at June 30, 2003 were as shown below.

---------------------------------------------------------------------------------------------------------
                                                                                              REALIZED
                                                             NUMBER OF             INVESTMENT  CAPITAL
                           NUMBER OF                        SHARES HELD   VALUE      INCOME  GAIN (LOSS)
                          SHARES HELD     GROSS      GROSS   JUNE 30,   JUNE 30,     1/1/03-   1/1/03-
  NAME OF ISSUER         DEC. 31, 2002  ADDITIONS REDUCTIONS   2003       2003       6/30/03   6/30/03
---------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Meadowbrook Insurance
  Group .................  1,298,400   490,200        --  1,788,600 $ 5,669,862        --          --
Oxford Financial ........    500,000        --        --    500,000   4,750,000  $ 50,000          --
State National Bancshares
  Inc. ..................    507,936        --        --    507,936   9,142,848        --          --
Superior Financial Corp.     685,200        --   429,442    255,758        a       70,442  $3,453,643
                                                                    -----------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                     $19,562,710  $120,442  $3,453,643
                                                                    -----------------------------------

a As of June 30, 2003, no longer an affiliate.


9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $29,026 of dividend income from investment in the Sweep Money Fund for the period ended June 30, 2003.





30  | Semiannual Report

      [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]  One Franklin Parkway
       INVESTMENTS        San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)



This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.



To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



479 S2003 08/03

ITEM 2. CODE OF ETHICS.  N/A

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER


(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.


By /s/JIMMY D. GAMBILL
   ------------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
Date: August 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ------------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
Date: August 31, 2003


By /s/BRUCE S. ROSENBERG
   -----------------------------
   Bruce S. Rosenberg
   Chief Financial Officer
Date: August 31, 2003